UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-1467

The Lutheran Brotherhood Family of Funds
(Exact name of registrant as specified in charter)

625 Fourth Avenue South
Minneapolis, Minnesota 55415
(Address of principal executive offices) (Zip code)

John C. Bjork, Secretary
625 Fourth Avenue South
Minneapolis, Minnesota 55415
(Name and address of agent for service)

Registrant's telephone number, including area code: (612) 340-7005
Date of fiscal year end: October 31
Date of reporting period: April 30, 2003

Item 1. Report to Stockholders

[GRAPHIC OMITTED: Thrivent Investment Management TM]

The Lutheran Brotherhood Family of Funds

Semiannual Report
April 30, 2003

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Table of Contents

President's Letter                                                   1

The Economy and Markets in Review                                    2

Portfolio Perspectives
Lutheran Brotherhood Opportunity Growth Fund                         4
Lutheran Brotherhood Mid Cap Growth Fund                             6
Lutheran Brotherhood World Growth Fund                               8
Lutheran Brotherhood Growth Fund                                    10
Lutheran Brotherhood Fund                                           12
Lutheran Brotherhood Value Fund                                     14
Lutheran Brotherhood High Yield Fund                                16
Lutheran Brotherhood Income Fund                                    18
Lutheran Brotherhood Municipal Bond Fund                            20
Lutheran Brotherhood Limited Maturity Bond Fund                     22
Lutheran Brotherhood Money Market Fund                              24

Schedules of Investments
Lutheran Brotherhood Opportunity Growth Fund                        26
Lutheran Brotherhood Mid Cap Growth Fund                            31
Lutheran Brotherhood World Growth Fund                              35
Lutheran Brotherhood Growth Fund                                    39
Lutheran Brotherhood Fund                                           43
Lutheran Brotherhood Value Fund                                     45
Lutheran Brotherhood High Yield Fund                                48
Lutheran Brotherhood Income Fund                                    56
Lutheran Brotherhood Municipal Bond Fund                            62
Lutheran Brotherhood Limited Maturity Bond Fund                     79
Lutheran Brotherhood Money Market Fund                              85

Statement of Assets and Liabilities                                 88

Statement of Operations                                             90

Statement of Changes in Net Assets                                  92

Notes to Financial Statements                                       94

Financial Highlights
Lutheran Brotherhood Opportunity Growth Fund                       104
Lutheran Brotherhood Mid Cap Growth Fund                           104
Lutheran Brotherhood World Growth Fund                             106
Lutheran Brotherhood Growth Fund                                   106
Lutheran Brotherhood Fund                                          108
Lutheran Brotherhood Value Fund                                    108
Lutheran Brotherhood High Yield Fund                               110
Lutheran Brotherhood Income Fund                                   110
Lutheran Brotherhood Municipal Bond Fund                           112
Lutheran Brotherhood Limited Maturity Bond Fund                    112
Lutheran Brotherhood Money Market Fund                             114

Supplement to the Prospectus                                       117

[PHOTO OMITTED: PAMELA J. MORET]

Dear Member:

We are pleased to provide you with the semiannual report for the 6 months ended April 30, 2003, for The Lutheran Brotherhood Family of Funds, managed by Thrivent Investment Management. In this report, you will find detailed information about The Lutheran Brotherhood Family of Funds, including summaries prepared by each portfolio manager describing performance, market conditions and management strategies during the 6-month period. In addition, Jim Abitz, Thrivent Investment Management's chief investment officer, reviews the larger economic environment influencing your investment performance in his Economic and Market Overview.

After several challenging years, all the major investment categories have moved into positive territory for 2003 year-to-date. While it is far too early to know if the bear market has truly gone into hibernation, there is no question that the U.S. economy has shown some improvements of late. International tension has ebbed somewhat from the high anxiety environment seen earlier in the year, though global hotspots certainly remain. The economy continues to plow ahead with steady, if slow, growth, and consumer confidence has risen in recent months. While we are heartened by the improvements, volatility remains ever-present. Thus, now is a wonderful opportunity to review one's investment portfolio for proper balance, risk temperament, and overall strategy. I encourage you to contact your Thrivent Investment Management representative if you have any questions. He or she is there to help and would welcome the chance to do so.

Transition and change isn't limited solely to our nation's financial markets -- Thrivent Investment Management has recently adopted a new strategy for our mutual fund products. This new course not only renews our already strong commitment to our mutual funds, but we also expect it will enhance our ability to provide you with stronger product offerings, a wider variety of choices, and complementary investment options from select outside firms that share our values and integrity, as well as a commitment to excellent money management. We believe that implementation of this strategy will further enhance our ability to offer top-shelf investments and will strongly benefit our member investors. Be sure to ask your Thrivent Investment Management representative about The AAL Mutual Funds which feature a wide assortment of asset classes that could complement your current portfolio.

The financier, Bernard Baruch, once said, "Now is always the hardest time to invest." His words ring particularly true in light of the host of difficulties around which the U.S. economy, financial markets, and investors have navigated over the past few years. I would also suggest that Mr. Baruch's quote could be tweaked to read, "Now is always the hardest time to stick to an investment strategy or plan." Despite much uncertainty and dramatic market fluctuations, history has shown time and time again that betting against the long-term strength and resilience of the U.S. economy and financial markets is an unwise wager. Be assured that Thrivent Investment Management is here to serve -- no matter how the markets are performing -- with trustworthy advice and financial solutions to help you meet your individual goals.

Yours Sincerely,

/S/ PAMELA J. MORET

Pamela J. Moret
President
The Lutheran Brotherhood Family of Funds

[PHOTO OMITTED: JIM ABITZ]

April 30, 2003

Jim Abitz
Senior Vice President, and
Chief Investment Officer

Economic and Market Overview

The financial markets rode a roller coaster of emotion during the six months ended April 30, 2003, with market losses as the steady march toward the possibility of war with Iraq created investor anxiety. When the period ended in resolution and a decisive military victory, the markets rebounded impressively. All major investment categories posted positive returns with most gains coming in late March and April. Bolstered by strong corporate profit reports over the first quarter, equities posted gains across the board regardless of style or capitalization range. High-quality bonds continued their strong performance as a result of more risk-averse investors questioning the speed and endurance of the U.S. economic recovery. High-yield bonds, after a long stretch of weak performance brought on by market liquidity and cash flow questions, recorded torrid gains as investors craving yield poured money into the asset class.

U.S. Economy

Economic growth, while not robust, continued to plod forward at a 1-2% rate. The war on terrorism, geopolitical anxieties leading up to the war on Iraq, higher energy prices in the first quarter and unseasonably cold weather all teamed to temper the pace of economic activity in early 2003. The overall direction for the U.S. economic recovery remains open for discussion as job growth and capital spending by businesses has yet failed to materialize. The nation's jobless rate has been mired around the 6% mark, an eight-year high, for some time now and unemployment claims continue unabated. Capital spending, and by extension manufacturing and industrial production, remains anemic although many economists believe spending is set to pick up as a result of the war with Iraq reaching a conclusion. Second quarter reports on corporate spending and production will be key in determining if these important economic variables will come to life as the dust settles overseas.

For the past three years, the consumer has been the economy's principal source of strength. Consumer sentiment climbed in the post-war weeks and spending remained strong throughout the period sparked in part by wave after wave of mortgage refinancings -- a result of the lowest interest rate environment in over forty years. The prospects for the U.S. consumer should also be enhanced as the "advance refund" checks, part of the recently approved tax relief package, begin to be mailed in July.

Inflation and Monetary Policy

Inflation was largely a non-factor throughout the period, with the exception of the occasional jump in energy prices. Competitive pressures and less-than-stellar industrial production teamed to prevent manufacturers from raising prices even as corporate cost-cutting measures and efficiencies led to stronger overall productivity. In fact, it was the possibility of a Japan-like deflationary scenario that Fed chairman Alan Greenspan addressed in April, which is unlikely with our nation's strong banking system and the Fed's watchful eye. Interest rates remain very low and should provide fertile ground for increased business and consumer spending.

Equity Performance

Stock prices suffered late in 2002 in the face of lower consumer spending and tepid corporate profitability before rising in early January. This rally was quickly snuffed by intense media coverage over the possibility of war with Iraq. Investors chafed from losses and worried about an already stagnant economy, flocked to low-risk investments. In mid-March, stocks rose precipitously as it became clear that the final direction would indeed be war and resolution was forthcoming. When the conflict turned into a swift allied victory, stocks surged to new short-term highs.

Both equity styles -- growth and value -- produced positive returns over the reporting period. The S&P 500, a broad large-company index, posted a 4.47% total return with value outperforming the growth segment of the index. It should be noted that growth stocks outdistanced their value-oriented brethren after the war ended. In observing returns for other market capitalizations, small-cap stocks performed best with the Russell 2000 gaining 7.57% while the mid-cap area, as measured by the S&P Midcap 400, brought up the rear in returning 3.97%. Technology shares stole the show with the oft-maligned NASDAQ Composite Index soaring to a 10.40% total return.

Fixed-Income Performance

The perceived safety of fixed-income instruments led to another productive session for bond investors. Investment-grade bonds greatly benefited from widespread international uncertainty -- war with Iraq, war of words with North Korea, SARS, and a generally weak global economy. Asset- and mortgage-backed bonds posted solid gains related to tremendous demand for government agency securities and concern over the direction of the economy. For the period, the Lehman Brothers Aggregate Bond Index -- a broad barometer of investment-grade bond performance-generated a very respectable 4.32% total return.

The high-yield market snapped back dramatically after languishing for several years. With yields between high-yield bonds and U.S. Treasuries at historically attractive spreads and corporate profitability improving, assets flooded into the more aggressive credit markets with the result being substantial investor gains. Investors hungry for yield in a very low interest rate environment also helped boost the high yield sector's popularity. Benefiting form these factors, the Lehman Brothers High Yield Bond Index produced a remarkable 22.75% total return over the six-month period.

Outlook

Near term it will be of critical interest to see whether the recent gains in stocks were simply a "relief rally" as a result of the war with Iraq coming to a swift conclusion or if the underpinnings of a stronger economic recovery are set in motion. Close to a half a million jobs were lost in February and March alone and job growth remains a key missing piece from the economic recovery puzzle. The downward pressure on companies to lay off workers is likely to slow over the next several months. As the economy picks up steam and businesses increase spending, investment in capital equipment job growth should ensue.

As many of the uncertainties that burdened the U.S. economy over the past six months are peeled away, business spending should accelerate. The combination of easy monetary policy, strong productivity growth, tax cuts, and improved profitability that is currently being set into place should set the stage for a moderate economic expansion through the end of this year and into 2004.

Conditions in the financial markets showed marked improvement over the last two months of the reporting period and would certainly rally strongly in the event of a stronger economic revival. The corporate malfeasance and accounting-related scandals appear largely behind us and today's management teams are more concerned with honesty and forthrightness. Faith in the integrity of our markets is on the mend. The economic climate is set for solid growth and investor confidence is on the upswing -- good news for investors.

Lutheran Brotherhood Opportunity Growth Fund

[PHOTO OMITTED: ANDREA J. THOMAS]

Andrea J. Thomas, Portfolio Manager
Ms. Thomas began serving as portfolio manager of the Lutheran Brotherhood Opportunity Growth Fund in February 2002. She joined Thrivent Investment Management Inc., in 1993 and served as the associate portfolio manager of the Fund from 1997 through February 2002.

During the six-month period ended April 30, 2003, small-company growth stocks produced limited returns for investors. Shares of the LB Opportunity Growth Fund posted a total return of 0.45%, while the Fund's Lipper, Inc. peer group of similar small-cap growth funds returned 4.07%. The Russell 2000 Index, the Fund's market benchmark, which includes components of both growth and value small-company stocks, returned 7.57% in the same period.

War Dampens Rally

Widespread capitulation selling in October led to a brief fourth-quarter rally for small-cap stocks. As instances of accounting-related controversies subsided, investors reacted with renewed confidence, sending the Russell 2000 Index up markedly in November. Reports of unhealthy year-end numbers quelled the rally in December and January, however. Compounded by uncertainty and trepidation regarding the war in Iraq, much of the previous gains were sold off as businesses and consumers alike delayed purchases and major decisions.

With the beginning of the war -- and as the coalition's ultimate victory became apparent -- market conditions again improved. Stocks rallied during March with small-cap stocks gaining 1.1% for the month, as measured by the Russell 2000 index.

In November, we repositioned the Fund to enable it to capture more of the market potential of the smallest small-cap companies, known as micro-cap companies, without affecting the fund's liquidity. While this repositioning has set up the Fund for future success we did experience some short-term setbacks. Separately, the Fund's overweighted position in the technology sector adversely affected its December and January performance, although the Fund's performance has since responded vigorously to the upturn in technology shares.

[GRAPHIC OMITTED: TOP INDUSTRIES]

Top Industries

Information Technology            26.5%
Health Care                       20.6%
Consumer Discretionary            17.2%
Industrials                       14.0%
Financials                         7.0%
Energy                             5.5%
Consumer Staples                   1.7%
Telecommunication Services         1.2%
Materials                          0.8%
Utilities                          0.3%

[GRAPHIC PIE CHART OMITTED: PORTFOLIO COMPOSITION (% OF PORTFOLIO)]

Portfolio Composition
(% of Portfolio)

Short Term Investments              5.2%
Common Stocks                      94.8%

Footnotes read:

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

The Lutheran Brotherhood Opportunity Growth Fund seeks long-term growth of capital by investing primarily in common stocks of small companies.

        A Share                     B Share              Institutional Share
------------------------   ------------------------   ------------------------
Ticker             LUOGX   Ticker             LUOBX   Ticker             LBOIX
Net Assets  $104,291,980   Net Assets    $9,474,184   Net Assets      $476,021
NAV                $6.65   NAV                $6.38   NAV                $6.89

Outlook

Despite economic data that has not yet heralded a recovery, the growing opinion is that the market outlook is relatively healthy. Businesses are slowly showing signs that the curve has bottomed out. Stocks are reacting to adverse news -- economic or otherwise -- better than they have for years. Overall market activity is also better than we have experienced in years as both the breadth and volume of trading has improved.

These indicators appear to point to an optimistic conclusion: the worst of the bear market may be behind us. While the market could still experience a significant correction, it is likely that last year's July and October lows were significant. Over time, we are confident in our ability to surpass recent heights, especially against the backdrop of an anticipated economy recovery and recently enacted tax cuts.

The recent risk aversion to small company stocks points to attractive opportunities for investors. The Fund will remain systematically overweight in technology as we remain strong believers in these stocks' recent performance and attractive valuations. A health-care sector overweighting will largely entail the biotechnology sector, focusing on growth-oriented product companies as we distance the Fund from less compelling health-care services alternatives.

As a result of our November repositioning, the Fund is prepared -- and eager -- to exchange its defensive posture for a more offensive stance. As the market rotates and becomes more aggressive, growth stocks should be poised to outperform their value counterparts. In this scenario, the factors that hurt the Fund's performance early in the period should work to the Fund's benefit, as they have in recent months.

[GRAPHIC WORM CHART OMITTED: VALUE OF A $10,000 INVESTMENT]

Value of a $10,000 Investment
Class A Shares*

                                                             Lipper
                   LB               Russell      Consumer    Median
                   Opportunity      2000         Price       Small-Cap
  Date             Growth Fund      Index        Index**     Growth Fund
------------------------------------------------------------------------
April 30, 1993       10,000         10,000       10,000       10,000
          1993       10,163         10,442       10,014       10,528
          1993       10,321         10,508       10,028       10,610
          1993       10,254         10,652       10,028       10,670
          1993       10,967         11,112       10,056       11,162
          1993       11,668         11,426       10,076       11,515
          1993       12,064         11,721       10,118       11,677
          1993       11,612         11,339       10,125       11,317
          1993       11,917         11,727       10,125       11,797
          1994       12,200         12,094       10,153       12,111
          1994       12,076         12,050       10,188       12,104
          1994       11,261         11,415       10,222       11,450
          1994       11,340         11,482       10,236       11,452
          1994       10,910         11,354       10,243       11,205
          1994       10,276         10,972       10,278       10,799
          1994       10,638         11,151       10,306       10,865
          1994       11,566         11,772       10,347       11,486
          1994       11,736         11,732       10,375       11,732
          1994       12,177         11,685       10,382       11,722
          1994       11,929         11,213       10,396       11,278
          1994       12,234         11,515       10,396       11,711
          1995       11,702         11,370       10,438       11,674
          1995       12,325         11,843       10,479       11,996
          1995       12,777         12,046       10,514       12,363
          1995       12,868         12,314       10,549       12,527
          1995       13,219         12,525       10,569       12,716
          1995       14,418         13,176       10,590       13,390
          1995       16,025         13,935       10,590       14,371
          1995       16,286         14,234       10,618       14,619
          1995       16,637         14,489       10,639       14,944
          1995       15,652         13,841       10,674       14,413
          1995       16,365         14,422       10,667       14,935
          1995       16,848         14,804       10,660       15,170
          1996       16,569         14,787       10,722       15,095
          1996       17,656         15,248       10,757       15,686
          1996       18,047         15,564       10,813       16,062
          1996       19,775         16,397       10,854       17,258
          1996       21,168         17,043       10,875       17,946
          1996       19,719         16,342       10,882       17,251
          1996       17,977         14,916       10,903       15,825
          1996       19,050         15,782       10,924       16,747
          1996       20,555         16,399       10,958       17,589
          1996       18,980         16,147       10,993       17,259
          1996       18,214         16,812       11,014       17,786
          1996       18,897         17,253       11,014       18,069
          1997       19,259         17,598       11,049       18,473
          1997       17,512         17,172       11,083       17,828
          1997       15,561         16,361       11,111       16,936
          1997       14,822         16,407       11,125       16,881
          1997       17,087         18,231       11,118       18,828
          1997       18,032         19,014       11,132       19,854
          1997       19,054         19,898       11,146       21,052
          1997       19,511         20,353       11,167       21,481
          1997       21,761         21,843       11,194       23,085
          1997       20,407         20,884       11,222       22,080
          1997       19,542         20,749       11,215       21,826
          1997       18,820         21,112       11,201       22,062
          1998       18,264         20,778       11,222       21,669
          1998       19,377         22,314       11,243       23,325
          1998       20,113         23,233       11,264       24,386
          1998       20,162         23,361       11,285       24,551
          1998       18,526         22,102       11,306       23,224
          1998       18,657         22,148       11,319       23,281
          1998       17,200         20,354       11,333       21,612
          1998       13,436         16,401       11,347       17,242
          1998       14,467         17,685       11,361       18,208
          1998       15,269         18,407       11,389       18,949
          1998       16,300         19,372       11,389       20,120
          1998       18,018         20,571       11,382       21,464
          1999       17,773         20,844       11,410       21,803
          1999       16,071         19,156       11,424       19,863
          1999       16,365         19,455       11,458       20,482
          1999       16,693         21,198       11,542       21,375
          1999       17,364         21,507       11,542       21,469
          1999       18,477         22,479       11,542       23,408
          1999       18,444         21,864       11,576       23,348
          1999       17,642         21,055       11,604       22,967
          1999       18,133         21,059       11,660       23,591
          1999       18,264         21,145       11,681       24,873
          1999       19,917         22,408       11,688       27,986
          1999       22,895         24,944       11,688       33,152
          2000       21,881         24,542       11,715       32,748
          2000       26,119         28,594       11,785       41,279
          2000       24,826         26,710       11,882       38,415
          2000       22,601         25,102       11,889       33,789
          2000       21,062         23,639       11,896       30,870
          2000       23,975         25,700       11,965       35,827
          2000       22,273         24,872       11,986       33,366
          2000       25,301         26,770       12,000       37,306
          2000       24,499         25,983       12,063       35,810
          2000       23,435         24,824       12,083       33,472
          2000       19,475         22,275       12,090       27,759
          2000       21,197         24,188       12,083       30,199
          2001       21,215         25,448       12,160       30,806
          2001       18,267         23,779       12,208       26,773
          2001       16,308         22,616       12,236       24,268
          2001       18,056         24,385       12,285       27,198
          2001       18,285         24,985       12,340       27,705
          2001       18,444         25,847       12,361       28,358
          2001       17,756         24,448       12,326       26,832
          2001       16,714         23,659       12,326       25,196
          2001       14,226         20,474       12,382       21,272
          2001       15,373         21,672       12,340       23,015
          2001       16,291         23,349       12,319       24,739
          2001       17,050         24,790       12,271       26,189
          2002       16,396         24,532       12,299       25,356
          2002       15,461         23,860       12,347       23,667
          2002       16,432         25,778       12,417       25,494
          2002       15,832         26,013       12,486       24,801
          2002       15,108         24,858       12,486       23,613
          2002       13,926         23,625       12,493       21,904
          2002       12,108         20,058       12,507       18,826
          2002       12,108         20,007       12,549       18,852
          2002       11,278         18,571       12,569       17,689
          2002       11,684         19,167       12,601       18,392
          2002       12,496         20,877       12,601       19,744
          2002       11,543         19,717       12,573       18,484
          2003       11,084         19,174       12,629       17,974
          2003       10,731         18,595       12,726       17,488
          2003       10,855         18,834       12,802       17,758
April 30, 2003      $11,737        $20,618      $12,775      $19,203

Average Annual Total Returns/1/

April 30, 2003

Class A/2/               1-Year         5-Year           10-Year
----------------------------------------------------------------
without sales charge    (25.86)%       (10.26)%            2.19%
with sales charge       (29.93)%       (11.27)%            1.61%

                                                            From
                                                       Inception
Class B/2/               1-Year         5-Year        10/31/1997
----------------------------------------------------------------
without sales charge    (26.33)%       (10.91)%         (10.16)%
with sales charge       (29.27)%       (10.91)%         (10.16)%

                                                            From
                                                       Inception
Institutional Class/3/   1-Year         5-Year        10/31/1997
----------------------------------------------------------------
Net Asset Value         (24.95)%        (9.65)%          (9.00)%

Footnotes read:

*    As you compare performance, please note that the Fund's performance reflects the maximum 5.5% sales charge, while the Consumer Price Index and the Russell 2000 index do not reflect any such charges. If you were to purchase any of the above individual stocks or funds represented in these Indexes, any charges you would pay would reduce your total return as well.

**    The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation.

/1/   Past performance is not an indication of future results. Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. At various times, the Fund's adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund's total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

/2/   Class A performance has been restated to reflect the maximum sales charge of 4%. Class B performance reflects the maximum contingent deferred sales charge (CDSC) of 5%, declining 1% each year during the first five years and then converting to Class A shares after the fifth year.

/3/   Class I shares have no sales load and are for institutional shareholders only.

Lutheran Brotherhood Mid Cap Growth Fund

[PHOTO OMITTED: BRIAN L. THORKELSON]

Brian L. Thorkelson, Portfolio Manager
Mr. Thorkelson joined Thrivent Investment Management Inc., in 1987 and has served as a portfolio manager since 1998.

Medium-company growth stocks delivered steady returns in the six-month period ended April 30, 2003. The LB Mid Cap Growth Fund registered a 4.52% total return, outpacing its Lipper, Inc. peer group of similar mid-cap growth funds, which posted a 3.67% return. It also outstripped the 3.97% return of the Fund's previous benchmark, the S&P MidCap 400 Index, while the Fund's current benchmark, the Russell MidCap Growth Index, returned 8.19%. Because the Russell MidCap Growth Index is a more accurate reflection of the companies in which the Fund invests, it will be used to compare performance of the Fund, rather than the S&P 400 Index.

Turnaround, 180 Degrees

The period began with the markets bottomed following the October capitulation selling and ended with an enthusiastic market response, which owed to reports that the war in Iraq was progressing at a vastly quicker pace than anticipated. In fact, the S&P 500 performance for April was its third best ever. Reinforcing that positive outlook were many companies' first quarter earnings reports which were in line or ahead of expectations.

The strong recovery was even more impressive considering the stranglehold placed on the economy by the buildup to the war and other global crises, such as North Korea's nuclear weapons stance. Yet the turnaround in the market would not be denied as previously battered sectors such as technology, telecommunications, health care and biotechnology, led the recovery.

The Fund's positive performance in relation to peer and market benchmarks can be attributed to an overweighting in technology, based on a belief that it had reached a level of selling that simply was not rational. The Fund also moved from a slight underweighting to overweighting in the consumer discretionary sector. This also proved effective as optimism about the war and the positive effect of refinancing on consumers' balance sheets spurred this sector upward toward the end of the period as consumer confidence rose markedly. An underweight position in both the health-care sector and the equipment and supplies industry were responsible for the bulk of the Fund's negative performance.

[GRAPHIC OMITTED: TOP INDUSTRIES]

Top Industries

Information Technology            23.0%
Consumer Discretionary            22.0%
Health Care                       19.4%
Industrials                       12.5%
Financials                         9.1%
Energy                             6.3%
Materials                          2.1%
Consumer Staples                   0.9%
Telecommunication Services         0.7%
Utilities                          0.5%

[GRAPHIC PIE CHART OMITTED: PORTFOLIO COMPOSITION (% OF PORTFOLIO)]

Portfolio Composition
(% of Portfolio)

Short Term Investments              3.5%
Common Stocks                      96.5%

Footnotes read:

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

The Lutheran Brotherhood Mid Cap Growth Fund seeks long-term growth of capital by investing primarily in common stocks of medium-sized companies.

        A Share                     B Share              Institutional Share
------------------------   ------------------------   ------------------------
Ticker             LBMGX   Ticker             LUGBX   Ticker             LBMIX
Net Assets   $87,892,687   Net Assets   $31,608,875   Net Assets    $6,204,646
NAV                $9.94   NAV                $9.51   NAV               $10.30

Outlook

Emerging from an economic recession, mid-cap growth stocks are poised to outperform their value counterparts as more positive economic news warms investors to the prospect of greater risk. At the same time, many companies in the growth sectors have greatly increased their earnings power by significantly improving their balance sheets and cost structures. As revenues begin to flow back in -- as they are now doing-- they will augment these companies' bottom lines more quickly.

We seek to capitalize on this opportunity by taking a more aggressive overall stance and by putting more cash in the market than our competitors. The Fund's current overweighting in technology and health care will continue into the next period, while an underweighting in consumer staples will also remain integral to our strategy.

Some observers discount the current rally because it is not supported by the fundamentals. However, the market discounts future events, rather than reacting to curren events. The question that investors need to ask themselves is "Will the gross domestic product perform better or worse in relation to expectations?" In our opinion, it will perform better, which favors growth -- and the investor who is in position to capitalize upon it.

[GRAPHIC WORM CHART OMITTED: VALUE OF A $10,000 INVESTMENT]

Value of a $10,000 Investment
Class A Shares*

                                                                      Lipper           Russell
                     LB                               Consumer        Median           MidCap
                     Mid Cap         S&P MidCap       Price           Mid Cap          Growth
  Date               Growth Fund     400 Index**      Index***        Core Funds       Index****
------------------------------------------------------------------------------------------------
  May 31, 1997          10,000          10,000          10,000          10,000          10,000
          1997          10,400          10,285          10,012          10,395          10,277
          1997          11,070          11,303          10,025          11,225          11,260
          1997          10,962          11,290          10,044          11,193          11,151
          1997          11,546          11,939          10,069          11,924          11,715
          1997          11,168          11,419          10,094          11,380          11,128
          1997          11,005          11,588          10,087          11,378          11,245
          1997          11,257          12,038          10,075          11,571          11,393
          1998          11,096          11,809          10,094          11,368          11,188
          1998          12,097          12,787          10,112          12,382          12,240
          1998          12,592          13,364          10,131          12,962          12,753
          1998          12,684          13,608          10,150          13,084          12,926
          1998          12,005          12,996          10,169          12,484          12,394
          1998          12,362          13,078          10,181          12,760          12,745
          1998          11,775          12,571          10,194          12,113          12,199
          1998           9,358          10,232          10,206           9,763           9,871
          1998           9,979          11,217          10,219          10,439          10,617
          1998          10,578          12,220          10,244          11,064          11,399
          1998          11,349          12,829          10,244          11,720          12,168
          1998          12,558          14,379          10,237          12,915          13,428
          1999          13,030          13,820          10,262          13,068          13,831
          1999          12,270          13,096          10,275          12,204          13,154
          1999          13,030          13,462          10,306          12,721          13,887
          1999          13,490          14,523          10,381          13,402          14,520
          1999          13,329          14,587          10,381          13,457          14,333
          1999          14,342          15,369          10,381          14,276          15,334
          1999          14,169          15,041          10,412          14,021          14,845
          1999          13,904          14,526          10,437          13,718          14,691
          1999          13,870          14,077          10,487          13,588          14,566
          1999          14,883          14,795          10,506          14,310          15,692
          1999          15,965          15,567          10,512          15,367          17,317
          1999          18,614          16,492          10,512          17,286          20,316
          2000          18,328          15,664          10,537          17,016          20,312
          2000          22,827          16,760          10,600          19,703          24,582
          2000          22,267          18,163          10,687          20,111          24,607
          2000          20,744          17,527          10,693          18,854          22,219
          2000          19,816          17,310          10,700          18,021          20,599
          2000          21,089          17,564          10,762          19,248          22,785
          2000          20,589          17,842          10,781          18,874          21,342
          2000          23,112          19,835          10,793          20,968          24,561
          2000          22,803          19,700          10,849          20,599          23,360
          2000          21,767          19,032          10,868          19,822          21,761
          2000          19,506          17,595          10,874          17,784          17,032
          2000          20,848          18,941          10,868          19,173          17,929
          2001          20,939          19,364          10,937          19,599          18,953
          2001          17,800          18,258          10,981          16,661          15,675
          2001          15,824          16,901          11,006          14,820          13,431
          2001          17,916          18,766          11,049          16,647          15,670
          2001          17,877          19,203          11,099          16,727          15,597
          2001          17,722          19,126          11,118          16,657          15,605
          2001          17,012          18,841          11,087          15,769          14,553
          2001          15,901          18,225          11,087          14,691          13,498
          2001          13,757          15,958          11,137          12,505          11,267
          2001          14,764          16,665          11,099          13,355          12,451
          2001          15,966          17,905          11,081          14,442          13,792
          2001          16,547          18,828          11,037          15,014          14,316
          2002          16,017          18,732          11,062          14,505          13,851
          2002          15,346          18,755          11,106          13,762          13,066
          2002          16,198          20,096          11,168          14,671          14,063
          2002          15,669          20,001          11,221          14,242          13,319
          2002          15,255          19,663          11,221          13,795          12,921
          2002          13,886          18,263          11,228          12,638          11,495
          2002          12,556          16,494          11,240          11,326          10,379
          2002          12,452          16,576          11,278          11,222          10,342
          2002          11,600          15,240          11,296          10,525           9,521
          2002          12,284          15,900          11,325          11,109          10,258
          2002          13,072          16,819          11,325          11,718          11,061
          2002          12,220          16,128          11,300          10,992          10,393
          2003          12,000          15,657          11,350          10,834          10,291
          2003          11,858          15,284          11,437          10,658          10,201
          2003          11,987          15,413          11,506          10,810          10,391
April 30, 2003         $12,840         $16,531         $11,481         $11,539         $11,099

Average Annual Total Returns/1/

April 30, 2003

                                                            From
                                                       Inception
Class A/2/               1-Year         5-Year         5/30/1997
----------------------------------------------------------------
without sales charge    (18.05)%          0.24%            4.31%
with sales charge       (22.59)%        (0.88)%            3.32%

                                                            From
                                                       Inception
Class B/2/               1-Year         5-Year        10/31/1997
----------------------------------------------------------------
without sales charge    (18.72)%        (0.51)%            1.86%
with sales charge       (21.97)%        (0.51)%            1.86%

                                                            From
                                                       Inception
Institutional Class/3/   1-Year         5-Year        10/31/1997
----------------------------------------------------------------
Net Asset Value         (17.07)%          0.92%            3.22%

Footnotes read:

*    As you compare performance, please note that the Fund's performance reflects the maximum 5.5% sales charge, while the Consumer Price Index and the S&P MidCap 400 Index do not reflect any such charges. If you were to purchase any of the above individual stocks or funds represented in these Indexes, any charges you would pay would reduce your total return as well.

**    An unmanaged index comprised of 400 stocks designed to represent performance of the mid-cap segment of the U.S. equity markets. It is not possible to invest directly in the Index.

***    The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation.

****    The Russell MidCap Growth Index is an unmanaged index comprised of those Russell MidCap Index companies with higher price-to-book ratios and higher forecasted growth values, specifically the 800 smallest companies within the top 1,000 of the Russsell 3000 Index. The Russell 3000 Index is comprised of the 3,000 largest U.S. companies based on market capitalization and is designed to represent the performance of about 98% of the U.S. equity market. It is not possible to invest directly in the Index.

/1/     Past performance is not an indication of future results. Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. At various times, the Fund's adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund's total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

/2/     Class A performance has been restated to reflect the maximum sales charge of 5.5%. Class B performance reflects the maximum contingent deferred sales charge (CDSC) of 5%, declining 1% each year during the first five years and then converting to Class A shares after the fifth year.

/3/     Class I shares have no sales load and are for institutional shareholders only.

Lutheran Brotherhood World Growth Fund

[LOGO OMITTED: T. ROWE PRICE]

T. Rowe Price International, Inc.
T. Rowe Price International, Inc., the subadviser to the Lutheran Brotherhood World Growth Fund, uses an investment advisory group that has day-to-day responsibility for managing the Fund and developing and executing the Fund's investment program. Members of the advisory group for the Fund include Mark C.J. Bickford Smith, Frances Dydasco, John R. Ford, Jamed B.M. Seddon and David J.L. Warren.

Geopolitical turbulence, a lethal virus outbreak, and weak economies in both the West and East served to hold back international equities for the six-month period ended April 30, 2003. For the period, the LB World Growth Fund recorded a 0.14% total return, edging the Fund's Lipper, Inc. peer group of international stock funds which returned 0.86%. The Fund's unmanaged benchmark index, the MSCI EAFE posted a 1.81% total return.

War and Pestilence in World Headlines

In the late fall months of 2002, the Fund's performance lagged as its mandate focuses more on growth-oriented stocks than value. The reporting period, and especially the months leading up to the United States-led war with Iraq, was marked by much international uncertainty with the result being "safe harbor" companies outperforming their more intriguing but volatile growth cousins. In Europe, cues were largely taken from the strength of the economic recovery in the U.S. When this recovery was mired by a slowdown in consumer and capital spending, the stagnancy spread across the Atlantic.

Concerns over the SARS virus continue to dominate the economic landscape in Asia. Travel, and hence international business, was sharply curtailed to the Far East after reports of the disease flooded the media. Singapore quickly took steps to contain the spread of disease but China wavered and it is still not clear how extensive the spread is. With China being the primary growth engine in the East, controlling the illness is of chief concern. The Japanese economy remains fragile with the long awaited reform in the banking system still failing to take place.

Latin American news was dominated by a change in leadership in Brazil. President da Silva had never been a champion of capitalism but has surprisingly and skillfully implemented orthodox economic policies that have resulted in a surge in Brazilian stock prices. Mexican reform, on the other hand, stalled throughout the period.

Growth Stocks Surge Late in Period

Early in the period, the Fund benefited from strong stock selection in the financials sector with positive contributions coming in the form of European banks. Avoiding the sickly Japanese sector also aided performance. The Fund's investment in service-related stocks provided mixed results with several security-related holdings not booking the business volume we expected in the aftermath of so many global security concerns.

[GRAPHIC OMITTED: TOP COUNTRIES]

Top Countries

United Kingdom               28.3%
France                       15.6%
Japan                        13.6%
Italy                         6.1%
Switzerland                   6.0%
Netherlands                   4.7%
Spain                         3.9%
Sweden                        3.3%
South Korea                   2.4%
Germany                       2.1%

[GRAPHIC PIE CHART OMITTED: PORTFOLIO COMPOSITION (% OF PORTFOLIO)]

Portfolio Composition
(% of Portfolio)

Short Term Investments              2.5%
Common Stocks                      97.5%

Footnotes read:

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

The Lutheran Brotherhood World Growth Fund seeks long-term growth of capital by investing primarily in common stocks issued by established non-U.S. companies.*

        A Share                     B Share              Institutional Share
------------------------   ------------------------   ------------------------
Ticker             LBWGX   Ticker             LUWBX   Ticker             LBWIX
Net Assets   $52,055,621   Net Assets    $9,947,890   Net Assets    $10,543,613
NAV                $7.02   NAV                $6.74   NAV                 $7.28

Late in the period, taking a cue from a suddenly robust NASDAQ Composite Index, global growth-oriented technology shares surged. The Fund made up significant ground as holdings in the telecommunications, media, and pharmaceutical sectors performed admirably from very depressed prices. We will continue to emphasize our technology weighting in sounder companies such as Canon, Nokia, and Taiwan Semiconductor Manufacturing, with a more limited exposure to less vigorous companies which have strong market positions.

Outlook

The investment background is improving, though a few problems remain. Troublesome issues include the twin budget and trade deficits in the U.S., the high levels of debt in both the U.S. and the United Kingdom, deflationary concerns remaining very strong in Japan, SARS by no means subdued in China and lackluster economic growth in Europe. However, much of this bad news has been in the media spotlight for some time and stock prices appear to already reflect the gloom, even as corporate management has been taking steps to adjust to the new realities.

At the same time, at the margin there have been signs of hope in falling oil prices, improving consumer confidence, and higher corporate earnings. Taking it all together, we are encouraged by the recent recovery in the international equities markets, and more particularly, about the prospects for growth at a reasonable price for the companies in which the Fund invests. Stock valuations are low and a stronger worldwide recovery bodes well for patient and opportunistic investors.

[GRAPHIC WORM CHART OMITTED: VALUE OF A $10,000 INVESTMENT]

Value of a $10,000 Investment
Class A Shares*

                                    Morgan
                                    Stanley                       Lipper
                     LB             Capital          Consumer     Median
                     World          International    Price        International
  Date               Growth Fund    EAFE Index***    Index****    Stock Funds
------------------------------------------------------------------------------
September 30,1995       10,000        10,000          10,000       10,000
             1995        9,383         9,734          10,033        9,790
             1995        9,461        10,008          10,026        9,893
             1995        9,768        10,413          10,020       10,203
             1996        9,991        10,458          10,078       10,413
             1996       10,058        10,495          10,111       10,443
             1996       10,214        10,721          10,163       10,625
             1996       10,514        11,035          10,202       10,957
             1996       10,470        10,834          10,222       10,899
             1996       10,581        10,898          10,228       10,975
             1996       10,247        10,582          10,248       10,581
             1996       10,392        10,607          10,268       10,691
             1996       10,626        10,892          10,300       10,919
             1996       10,559        10,783          10,333       10,829
             1996       11,038        11,214          10,352       11,290
             1996       11,080        11,073          10,352       11,320
             1997       10,923        10,688          10,385       11,247
             1997       11,035        10,865          10,418       11,394
             1997       11,013        10,907          10,444       11,421
             1997       11,080        10,967          10,457       11,449
             1997       11,810        11,683          10,450       12,144
             1997       12,316        12,331          10,463       12,702
             1997       12,642        12,533          10,477       13,039
             1997       11,473        11,599          10,496       12,078
             1997       12,237        12,251          10,522       12,839
             1997       11,338        11,311          10,548       11,862
             1997       11,293        11,198          10,542       11,763
             1997       11,320        11,299          10,529       11,862
             1998       11,721        11,819          10,548       12,158
             1998       12,396        12,580          10,568       12,944
             1998       12,819        12,970          10,587       13,584
             1998       12,911        13,075          10,607       13,772
             1998       12,877        13,015          10,627       13,786
             1998       12,877        13,116          10,640       13,703
             1998       13,037        13,253          10,653       13,891
             1998       11,412        11,613          10,666       11,937
             1998       11,137        11,260          10,679       11,520
             1998       12,110        12,437          10,705       12,411
             1998       12,671        13,078          10,705       13,058
             1998       13,100        13,597          10,698       13,467
             1999       12,973        13,560          10,725       13,512
             1999       12,720        13,240          10,738       13,164
             1999       13,227        13,796          10,770       13,628
             1999       13,699        14,359          10,849       14,206
             1999       13,065        13,622          10,849       13,602
             1999       13,561        14,156          10,849       14,289
             1999       13,791        14,581          10,881       14,667
             1999       13,929        14,638          10,907       14,799
             1999       13,998        14,789          10,960       14,864
             1999       14,436        15,346          10,979       15,432
             1999       15,439        15,883          10,986       16,438
             1999       17,376        17,313          10,986       18,360
             2000       16,296        16,215          11,012       17,260
             2000       17,162        16,655          11,077       18,118
             2000       17,316        17,304          11,168       18,403
             2000       16,331        16,398          11,175       17,293
             2000       15,738        16,001          11,181       16,760
             2000       16,497        16,630          11,247       17,463
             2000       15,940        15,936          11,266       16,839
             2000       16,307        16,078          11,279       17,063
             2000       15,275        15,298          11,338       16,113
             2000       14,693        14,940          11,358       15,560
             2000       13,910        14,383          11,364       14,899
             2000       14,400        14,898          11,358       15,437
             2001       14,555        14,907          11,430       15,500
             2001       13,261        13,796          11,475       14,299
             2001       12,239        12,862          11,501       13,258
             2001       13,209        13,748          11,547       14,125
             2001       12,627        13,242          11,599       13,697
             2001       12,084        12,701          11,619       13,219
             2001       11,799        12,484          11,586       12,862
             2001       11,502        12,206          11,586       12,525
             2001       10,298        10,972          11,638       11,177
             2001       10,609        11,253          11,599       11,449
             2001       11,036        11,669          11,580       11,876
             2001       11,256        11,739          11,534       12,044
             2002       10,712        11,115          11,560       11,474
             2002       10,816        11,194          11,606       11,546
             2002       11,385        11,805          11,671       12,150
             2002       11,295        11,890          11,727       12,175
             2002       11,295        12,052          11,727       12,284
             2002       10,816        11,553          11,733       11,800
             2002        9,613        12,702          11,746       10,624
             2002        9,574        12,642          11,786       10,576
             2002        8,461        11,266          11,805        9,448
             2002        9,069        11,873          11,835        9,890
             2002        9,574        12,412          11,835       10,311
             2002        9,186        11,995          11,809        9,954
             2003        8,746        11,494          11,861        9,542
             2003        8,435        11,230          11,953        9,312
             2003        8,215        11,009          12,024        9,130
   April 30, 2003      $ 9,082       $12,088         $11,998      $ 9,973

Average Annual Total Returns/1/

April 30, 2003

                                                            From
                                                       Inception
Class A/2/               1-Year         5-Year          9/5/1995
----------------------------------------------------------------
without sales charge    (19.59)%        (6.79)%          (0.52)%
with sales charge       (24.03)%        (7.85)%          (1.24)%

                                                            From
                                                       Inception
Class B/2/               1-Year         5-Year        10/31/1997
----------------------------------------------------------------
without sales charge    (20.14)%        (7.49)%          (4.60)%
with sales charge       (23.34)%        (7.49)%          (4.60)%

                                                            From
                                                       Inception
Institutional Class/3/   1-Year         5-Year        10/31/1997
----------------------------------------------------------------
Net Asset Value         (18.57)%        (6.12)%          (3.29)%

Footnotes read:

*     International investing has special risks including currency fluctuation and political volatility.

**    As you compare performance, please note that the Fund's performance reflects the maximum 5.5% sales charge, while the Consumer Price Index and the Morgan Stanley Capital International EAFE Index do not reflect any such charges. If you were to purchase any of the above individual stocks or funds represented in these Indexes, any charges you would pay would reduce your total return as well.

***    The MSCI EAFE Index is an unmanaged market capitalization-weighted equity index composed of a sample of companies representative of the market structure in 20 countries. Constituent stocks are selected on the basis of industry representation, liquidity and sufficient float. It is not possible to invest directly in the Index.

****    The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation.

/1/    Past performance is not an indication of future results. Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. At various times, the Fund's adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund's total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

/2/     Class A performance has been restated to reflect the maximum sales charge of 5.5%. Class B performance reflects the maximum contingent deferred sales charge (CDSC) of 5%, declining 1% each year during the first five years and then converting to Class A shares after the fifth year.

/3/     Class I shares have no sales load and are for institutional shareholders only.

Lutheran Brotherhood Growth Fund

[PHOTO OMITTED: SCOTT A. VERGIN]

Scott A. Vergin, Portfolio Manager
Mr. Vergin began serving as portfolio manager of the Lutheran Brotherhood Growth Fund in February 2002. He joined Thrivent Investment Management Inc., in 1984 and has served as a portfolio manager since 1994.

Most of the six-month period ended April 30, 2003 was characterized by fear and trepidation over the steady march to war with Iraq. In late March and April, as investor anxiety over geopolitical conflict ebbed, large-company growth stock shares moved up rapidly to finish higher. Benefiting from this about-face was the LB Growth Fund which posted a 3.24% total return for the period. The Fund's Lipper, Inc. peer group of similar large-company growth funds posted a 2.63% total return while the Fund's unmanaged benchmark, the S&P 500/Barra Growth Index, ended the six-month period with a 3.73% total return.

War Fears Abate

The first two months of the reporting period were marked by investor unease over the possibility of a double-dip recession and war with Iraq. When the U.S. economy witnessed a spike in the jobless rate and the much-anticipated pick up in capital spending failed to materialize, investors shunned stocks in favor of safer investment options. January saw a brief leap in growth stock prices, which quickly withered in the glare of very weak seasonal retail spending reports. Fear of a drop-off in consumer spending, one of the few bright spots for a troubled economy the past couple of years, again sent stocks lower where they remained amid near constant war chatter. Negativity blossomed into optimism, as it became clear that the U.S. would lead an invasion of Iraq and when the war was swiftly and skillfully brought to a conclusion, stocks regained appeal.

The Fund struggled early in the period as a result of its more aggressive stance, which was in anticipation of a stronger economic recovery. Holdings in the health-care services and HMO businesses, in particular, subtracted from performance when Medicare reimbursement practices were questioned by regulators. A severe sell-off ensued as earnings growth figures appeared to be inflated. In mid-March, the Fund's fortunes changed abruptly in the face of a resounding military victory in Iraq and a string of encouraging corporate earnings reports. Our overweighted position in beaten-down technology companies was quickly rewarded as the NASDAQ Composite Index posted substantial gains. The Fund's aggressive investment in cable and biotechnology companies translated into gains as well as our very low cash position.

[GRAPHIC OMITTED: TOP INDUSTRIES]

Top Industries

Information Technology            23.5%
Health Care                       20.8%
Consumer Discretionary            17.6%
Financials                        14.0%
Industrials                        9.6%
Consumer Staples                   5.6%
Energy                             3.8%
Telecommunication Services         1.1%
Materials                          0.2%

[GRAPHIC PIE CHART OMITTED: PORTFOLIO COMPOSITION (% OF PORTFOLIO)]

Portfolio Composition
(% of Portfolio)

Short Term Investments              3.5%
Common Stocks                      96.5%

Footnotes read:

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

The Lutheran Brotherhood Growth Fund seeks long-term growth of capital by investing primarily in common stocks of large companies that show above average potential for growth in earnings.

        A Share                     B Share              Institutional Share
------------------------   ------------------------   ------------------------
Ticker             LBGAX   Ticker             LBGBX   Ticker               N/A
Net Assets   $21,725,502   Net Assets    $8,966,560   Net Assets    $2,668,852
NAV                $9.23   NAV                $8.99   NAV                $9.59

Outlook

The worst of the bear market looks to be over and we are looking to capitalize upon a stronger economic recovery by continuing to emphasize more economically-sensitive sectors such as technology and media and cable. Many of these companies have seen dramatic dips in stock prices and appear poised for strong gains as capital spending increases. In the health care sector, the Fund will look to the biotechnology industry as it should benefit from streamlined regulatory approval processes. Enterprise software providers in the technology space will also be expected to bask in a cyclical economic rebound.

We believe strongly that large company growth stocks will continue to regain investor appeal. Corporate earnings -- the key driver for stock gains -- have improved markedly and the current low interest rate environment should aid in increasing capital spending. As always, we will keep the Fund invested across a wide array of industries, while seeking firms with outstanding growth potential for our investors.

[GRAPHIC WORM CHART OMITTED: VALUE OF A $10,000 INVESTMENT]

Value of a $10,000 Investment
Class A Shares*

                                      S&P                       Lipper
                        LB            500/Barra    Consumer     Median
                        Growth        Growth       Price        Large Cap
  Date                  Fund          Index***     Index**      Growth Funds
------------------------------------------------------------------------------
October 31, 1999        10,000        10,000        10,000        10,000
            1999         9,908        10,428        10,006        10,505
            1999        10,968        11,200        10,006        11,653
            2000        10,521        10,454        10,030        11,159
            2000        10,905        10,673        10,089        11,796
            2000        11,867        11,661        10,172        12,503
            2000        11,208        11,083        10,178        11,854
            2000        10,607        10,631        10,184        11,184
            2000        11,340        11,489        10,244        12,007
            2000        11,134        10,978        10,262        11,771
            2000        12,079        11,613        10,273        12,815
            2000        11,203        10,480        10,327        11,915
            2000        10,658        10,208        10,345        11,270
            2000         9,318         9,122        10,351         9,730
            2000         9,393         8,727        10,345         9,741
            2001         9,702         8,976        10,410        10,050
            2001         8,161         7,921        10,452         8,568
            2001         7,360         7,208        10,476         7,772
            2001         8,098         7,851        10,517         8,543
            2001         8,047         7,870        10,565         8,489
            2001         7,778         7,758        10,583         8,231
            2001         7,520         7,738        10,553         7,989
            2001         6,913         7,218        10,553         7,358
            2001         6,260         6,732        10,600         6,645
            2001         6,500         6,981        10,565         6,885
            2001         7,130         7,597        10,547         7,506
            2001         7,108         7,610        10,505         7,529
            2002         6,919         7,598        10,529         7,347
            2002         6,575         7,374        10,571         7,041
            2002         6,850         7,549        10,630         7,329
            2002         6,306         7,009        10,681         6,827
            2002         6,174         6,873        10,681         6,685
            2002         5,636         6,322        10,687         6,131
            2002         5,212         6,018        10,699         5,683
            2002         5,235         6,056        10,735         5,697
            2002         4,725         5,429        10,752         5,150
            2002         5,120         5,932        10,779         5,564
            2002         5,384         6,220        10,779         5,800
            2002         4,966         5,816        10,755         5,398
            2003         4,862         5,670        10,803         5,279
            2003         4,822         5,653        10,886         5,230
            2003         4,908         5,768        10,951         5,325
  April 30, 2003       $ 5,286       $ 6,154       $10,928       $ 5,693

Average Annual Total Returns/1/

April 30, 2003

                                                            From
                                                       Inception
Class A/2/                            1-Year          10/29/1999
----------------------------------------------------------------
without sales charge                 (16.17)%           (15.28)%
with sales charge                    (20.77)%           (16.63)%

                                                            From
                                                       Inception
Class B/2/                            1-Year          10/29/1999
----------------------------------------------------------------
without sales charge                 (16.84)%           (15.91)%
with sales charge                    (20.16)%           (16.39)%

                                                            From
                                                       Inception
Inception Institutional Class/3/      1-Year          10/29/1999
----------------------------------------------------------------
Net Asset Value                      (14.91)%           (14.35)%

Footnotes read:

*     As you compare performance, please note that the Fund's performance reflects the maximum 5.5% sales charge, while the Consumer Price Index and the S&P 500/Barra Growth Index do not reflect any such charges. If you were to purchase any of the above individual stocks or funds represented in these Indexes, any charges you would pay would reduce your total return as well.

**    The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation.

***    An unmanaged index comprised of 500 stocks designed to represent performance of the large-cap segment of the U.S. equity markets. It is not possible to invest directly in the Index.

/1/    Past performance is not an indication of future results. Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. At various times, the Fund's adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund's total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

/2/    Class A performance has been restated to reflect the maximum sales charge of 5.5%. Class B performance reflects the maximum contingent deferred sales charge (CDSC) of 5%, declining 1% each year during the first five years and then converting to Class A shares after the fifth year.

/3/    Class I shares have no sales load and are for institutional shareholders only.

Lutheran Brotherhood Fund

[PHOTO OMITTED: FREDERICK L. PLAUTZ]

Frederick L. Plautz, Portfolio Manager
Mr. Plautz began serving as portfolio manager of the Lutheran Brotherhood Fund in February 2002. He joined Thrivent Investment Management Inc., in 1995 and has served as a portfolio manager since 1995.

Large-company growth stocks delivered weak performance early but rallied late during the six months ended April 30, 2003, hampered by war-related jitters and sluggish economic growth. The LB Fund ended the reporting period with a 4.05% total return, while its Lipper, Inc., peer group of large-capitalization core funds posted a 3.00% total return. The Fund's market benchmark, the large-company S&P 500 Index, moved up 4.47% over this time.

Media Stocks Outperform

Large-capitalization stocks traded lower early in the period, with utility and energy issues in particular exhibiting volatility. Both growth and value issues came under pressure during the fourth quarter, owing to geopolitical concerns and diminished earnings expectations. Within the technology sector, shares of computer equipment and semiconductor manufacturers remained weak, while firms less dependent on capital spending saw modest gains.

During the first half of the period, we were able to shore up the Fund's relative performance by underweighting the worst-performing energy and utility issues, while keeping the Fund broadly diversified. Although a number of health-care and financial holdings disappointed in the later part of the year, we were able to maintain the Fund's competitive position by focusing on larger-capitalization names, which generally outpaced their smaller counterparts.

War concerns weighed down equity returns through the first quarter of 2003, before renewed optimism sparked a rally in April. During the second half of the reporting period, the Fund's media and cable holdings were star performers, led by industry giants Comcast, Cox Communications and Liberty Media. At the same time, energy stocks performed respectably, with valuations spiking in February.

[GRAPHIC OMITTED: TOP INDUSTRIES]

Top Industries

Consumer Discretionary            21.3%
Financials                        19.5%
Health Care                       13.7%
Information Technology            12.9%
Energy                            12.0%
Consumer Staples                   8.3%
Industrials                        8.3%
Telecommunication Services         1.9%
Utilities                          0.7%

[GRAPHIC PIE CHART OMITTED: PORTFOLIO COMPOSITION (% OF PORTFOLIO)]

Portfolio Composition
(% of Portfolio)

Short Term Investments              1.4%
Common Stocks                      98.6%

Footnotes read:

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

The Lutheran Brotherhood Fund seeks long-term growth of capital and income by investing primarily in common stocks of leading U.S. companies.

        A Share                     B Share              Institutional Share
------------------------   ------------------------   ------------------------
Ticker             LUBRX   Ticker             LUBBX   Ticker             LBFIX
Net Assets  $710,269,933   Net Assets   $63,810,904   Net Assets   $23,079,897
NAV               $16.54   NAV               $15.99   NAV               $16.59

Outlook

Over the coming months, we expect to see the economy grow at a moderate pace and profits to improve at the margin, providing a constructive backdrop for large-company stocks. With interest rates low and $350 billion in tax cuts on the way, it would appear that the major policy levers have been pulled. As such, we expect little in the way of additional stimulus initiatives in the next year. Nonetheless, a number of impediments to economic growth remain, including a lack of pricing power and excess industrial capacity.

Going forward, we will continue to overweight energy stocks, with a particular emphasis on natural gas providers, which are in a unique position given low inventories and strong demand. In addition, we believe our media and cable holdings will provide added value, due to the superior pricing power of the major players in this industry. We expect to remain market-neutral in most other respects, but will continue to make structural adjustments as conditions warrant.

[GRAPHIC WORM CHART OMITTED: VALUE OF A $10,000 INVESTMENT]

Value of a $10,000 Investment
Class A Shares*

                                                               Lipper
                                                  Consumer     Median
                      LB            S&P 500       Price        Large Cap
  Date                Fund          Index**       Index***     Core Funds
------------------------------------------------------------------------------
April 30, 1993        10,000        10,000        10,000        10,000
          1993         9,686        10,268        10,014        10,233
          1993         9,718        10,298        10,028        10,266
          1993         9,634        10,256        10,028        10,257
          1993         9,918        10,645        10,056        10,632
          1993         9,901        10,564        10,076        10,625
          1993        10,002        10,782        10,118        10,776
          1993         9,742        10,679        10,125        10,630
          1993         9,930        10,809        10,125        10,861
          1994        10,284        11,176        10,153        11,200
          1994        10,003        10,873        10,188        10,982
          1994         9,517        10,399        10,222        10,521
          1994         9,540        10,532        10,236        10,620
          1994         9,646        10,705        10,243        10,722
          1994         9,382        10,442        10,278        10,478
          1994         9,664        10,785        10,306        10,766
          1994        10,013        11,228        10,347        11,177
          1994         9,844        10,953        10,375        10,929
          1994         9,991        11,199        10,382        11,047
          1994         9,584        10,791        10,396        10,641
          1994         9,591        10,951        10,396        10,754
          1995         9,824        11,235        10,438        10,907
          1995        10,102        11,673        10,479        11,316
          1995        10,283        12,018        10,514        11,608
          1995        10,584        12,372        10,549        11,892
          1995        10,932        12,866        10,569        12,275
          1995        11,290        13,165        10,590        12,534
          1995        11,793        13,601        10,590        12,945
          1995        11,661        13,636        10,618        13,018
          1995        12,101        14,211        10,639        13,421
          1995        12,124        14,160        10,674        13,272
          1995        12,685        14,782        10,667        13,856
          1995        12,664        15,067        10,660        14,098
          1996        13,021        15,580        10,722        14,481
          1996        13,180        15,724        10,757        14,674
          1996        13,247        15,875        10,813        14,862
          1996        13,506        16,109        10,854        15,079
          1996        13,740        16,525        10,875        15,363
          1996        13,660        16,588        10,882        15,341
          1996        13,000        15,855        10,903        14,684
          1996        13,351        16,189        10,924        15,085
          1996        14,048        17,100        10,958        15,779
          1996        14,259        17,572        10,993        16,098
          1996        15,266        18,900        11,014        17,175
          1996        14,846        18,526        11,014        16,962
          1997        15,780        19,683        11,049        17,682
          1997        15,753        19,838        11,083        17,787
          1997        15,138        19,023        11,111        17,143
          1997        16,061        20,158        11,125        17,778
          1997        16,863        21,386        11,118        18,867
          1997        17,578        22,344        11,132        19,601
          1997        18,878        24,121        11,146        21,073
          1997        17,820        22,770        11,167        20,291
          1997        18,657        24,017        11,194        21,316
          1997        18,107        23,215        11,222        20,557
          1997        18,718        24,290        11,215        21,141
          1997        18,988        24,707        11,201        21,500
          1998        19,189        24,980        11,222        21,557
          1998        20,535        26,782        11,243        23,046
          1998        21,677        28,153        11,264        24,089
          1998        21,893        28,436        11,285        24,271
          1998        21,312        27,948        11,306        23,785
          1998        22,120        29,083        11,319        24,159
          1998        21,650        28,773        11,333        23,576
          1998        18,059        24,613        11,347        20,082
          1998        19,106        26,190        11,361        21,179
          1998        20,836        28,320        11,389        22,759
          1998        22,012        30,036        11,389        23,944
          1998        23,413        31,767        11,382        24,981
          1999        24,593        33,096        11,410        25,888
          1999        24,074        32,067        11,424        25,021
          1999        25,333        33,350        11,458        26,047
          1999        25,861        34,642        11,542        26,815
          1999        24,940        33,824        11,542        26,155
          1999        26,526        35,701        11,542        27,675
          1999        25,529        34,586        11,576        26,886
          1999        25,328        34,415        11,604        26,674
          1999        24,585        33,472        11,660        26,026
          1999        26,169        35,590        11,681        27,611
          1999        26,899        36,314        11,688        28,279
          1999        28,212        38,452        11,688        30,187
          2000        26,998        36,521        11,715        28,787
          2000        26,901        35,829        11,785        28,634
          2000        29,215        39,334        11,882        31,226
          2000        28,244        38,151        11,889        30,230
          2000        27,350        37,368        11,896        29,413
          2000        28,384        38,289        11,965        30,325
          2000        28,054        37,691        11,986        29,873
          2000        29,812        40,032        12,000        31,851
          2000        28,127        37,918        12,063        30,102
          2000        27,495        37,758        12,083        29,648
          2000        25,203        34,781        12,090        27,122
          2000        25,482        34,951        12,083        27,312
          2001        26,017        36,191        12,160        28,003
          2001        23,270        32,891        12,208        25,379
          2001        21,533        30,808        12,236        23,698
          2001        23,209        33,202        12,285        25,519
          2001        23,300        33,424        12,340        25,641
          2001        22,452        32,611        12,361        24,957
          2001        22,098        32,290        12,326        24,595
          2001        20,634        30,268        12,326        23,089
          2001        19,048        27,824        12,382        21,252
          2001        19,503        28,355        12,340        21,679
          2001        20,987        30,530        12,319        23,257
          2001        21,048        30,797        12,271        23,461
          2002        20,572        30,348        12,299        23,056
          2002        19,986        29,763        12,347        22,581
          2002        20,724        30,882        12,417        23,398
          2002        19,531        29,010        12,486        22,050
          2002        19,379        28,796        12,486        21,854
          2002        17,983        26,745        12,493        20,272
          2002        16,466        24,660        12,507        18,713
          2002        16,496        24,823        12,549        18,805
          2002        14,696        22,127        12,569        16,858
          2002        16,092        24,073        12,601        18,241
          2002        16,820        25,489        12,601        19,154
          2002        15,873        23,992        12,573        18,053
          2003        15,579        23,365        12,629        17,571
          2003        15,397        23,014        12,726        17,295
          2003        15,620        23,237        12,802        17,454
April 30, 2003       $16,744       $25,150       $12,775       $18,770

Average Annual Total Returns/1/

April 30, 2003

Class A/2/               1-Year         5-Year           10-Year
----------------------------------------------------------------
without sales charge    (14.27)%        (5.22)%            5.89%
with sales charge       (18.97)%        (6.29)%            5.29%

                                                            From
                                                       Inception
Class B/2/               1-Year         5-Year        10/31/1997
----------------------------------------------------------------
without sales charge    (14.95)%        (5.92)%          (2.07)%
with sales charge       (18.35)%        (5.92)%          (2.07)%

                                                            From
                                                       Inception
Institutional Class/3/   1-Year         5-Year        10/31/1997
----------------------------------------------------------------
Net Asset Value         (13.82)%        (4.89)%          (1.08)%

Footnotes read:

*    As you compare performance, please note that the Fund's performance reflects the maximum 5.5% sales charge, while the Consumer Price Index and the S&P 500 Index do not reflect any such charges. If you were to purchase any of the above individual stocks or funds represented in these Indexes, any charges you would pay would reduce your total return as well.

**     An unmanaged index comprised of 500 stocks designed to represent performance of the large-cap segment of the U.S. equity markets. It is not possible to invest directly in the Index.

***    The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation.

/1/     Past performance is not an indication of future results. Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. At various times, the Fund's adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund's total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

/2/     Class A performance has been restated to reflect the maximum sales charge of 5.5%. Class B performance reflects the maximum contingent deferred sales charge (CDSC) of 5%, declining 1% each year during the first five years and then converting to Class A shares after the fifth year.

/3/     Class I shares have no sales load and are for institutional shareholders only.

Lutheran Brotherhood Value Fund

[PHOTO OMITTED: LEWIS A. BOHANON]

Lewis A. Bohanon, Portfolio Manager
Mr. Bohanon began serving as portfolio manager of the Lutheran Brotherhood Value Fund in February 2002. He joined Thrivent Investment Management Inc., in 1995 and has served as a portfolio manager since 1995.

The market for large-company stocks remained volatile during the six-month period ended April 30, 2003, with both growth and value stocks coming under selling pressure. Bouncing back from disappointing returns from a number of key holdings in the fall months, the LB Value Fund gained 2.08% during the six-month reporting period, while its Lipper, Inc., peer group of equity income funds gained 4.04%. The Fund's market benchmark, the S&P 500/Barra Value Index, returned 5.34% during this time.

Market Sentiment Shifts

The reporting period began on a positive note for equity income investors, with value stocks outperforming growth issues by a significant margin. Despite a challenging trading environment, the Fund's financial, retail and information technology picks held up relatively well, boosting relative performance.

Market conditions deteriorated quickly in December, however, and equities sold off sharply through early March, with only a brief respite in the early new year. As volatility escalated, we assumed a defensive posture, steering clear of beleaguered telecommunications providers, while investing in higher-quality names. This approach, coupled with the strong performance of the Fund's consumer discretionary and financial holdings, led to competitive returns through the downturn.

The war in Iraq exercised considerable influence over the equity markets through the first quarter of 2003, with investors increasingly disregarding company fundamentals During this time, we increased our position in economically cyclical stocks, while reducing our exposure to consumer staples and health-care issues. This strategy proved advantageous through mid-March, when investor sentiment underwent a rapid improvement in light of the quick resolution of the war. In late March and April, the Fund was negatively impacted by a market tilt toward lower-quality stocks.

[GRAPHIC OMITTED: TOP INDUSTRIES]

Top Industries

Financials                        29.0%
Energy                            10.5%
Industrials                       10.4%
Consumer Discretionary            10.3%
Information Technology             8.0%
Health Care                        7.7%
Consumer Staples                   6.6%
Materials                          5.8%
Telecommunication Services         5.4%
Utilities                          4.0%

[GRAPHIC PIE CHART OMITTED: PORTFOLIO COMPOSITION (% OF PORTFOLIO)]

Portfolio Composition
(% of Portfolio)

Short Term Investments              2.3%
Common Stocks                      97.7%

Footnotes read:

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

The Lutheran Brotherhood Value Fund seeks long-term growth of capital by investing primarily in common stocks of large companies that are considered undervalued.

        A Share                     B Share              Institutional Share
------------------------   ------------------------   ------------------------
Ticker             LBVAX   Ticker             LBVBX   Ticker               N/A
Net Assets   $23,385,270   Net Assets    $8,095,988   Net Assets    $2,708,838
NAV               $10.83   NAV               $10.66   NAV               $10.94

Outlook

Despite the turbulence of the past 12 months, conditions are not altogether unfavorable for equity income investors. Value stocks typically flourish against a backdrop of slow and measured economic growth -- the very pace at which the economy is currently expanding. Given low prevailing interest rates, recently enacted fiscal stimulus initiatives and a successful resolution to the war in Iraq, we believe there is reason for optimism.

With an eye toward minimizing risk, we have recently increased the number of names in the Fund by just under 50%. If the economy gains significant momentum, we may also enhance the economic sensitivity of the Fund by increasing our exposure to industrial and consumer discretionary stocks. Given foreseeable conditions, however, we expect to remain primarily sector-neutral. As before, we plan to maintain our focus on larger-company names within consolidating industries, particularly those best-suited to benefit from an expanding economy.

[GRAPHIC WORM CHART OMITTED: VALUE OF A $10,000 INVESTMENT]

Value of a $10,000 Investment
Class A Shares*

                                    S&P                         Lipper
                         LB         500/Barra      Consumer     Median
                         Value      Value          Price        Large Cap
  Date                   Fund       Index***       Index**      Core Funds
------------------------------------------------------------------------------
October 31, 1999        10,000        10,000        10,000        10,000
            1999         9,509         9,941        10,006        10,062
            1999         9,854        10,315        10,006        10,376
            2000         9,509         9,987        10,030         9,959
            2000         9,215         9,363        10,089         9,571
            2000        10,134        10,339        10,172        10,497
            2000        10,004        10,270        10,178        10,388
            2000         9,900        10,302        10,184        10,358
            2000         9,874         9,895        10,244        10,279
            2000         9,854        10,093        10,262        10,215
            2000        10,467        10,770        10,273        10,844
            2000        10,160        10,768        10,327        10,582
            2000        10,278        10,969        10,345        10,755
            2000         9,737        10,407        10,351        10,183
            2000        10,043        10,942        10,345        10,571
            2001        10,096        11,407        10,410        10,759
            2001         9,534        10,651        10,452        10,214
            2001         9,083        10,230        10,476         9,538
            2001         9,619        10,924        10,517        10,271
            2001         9,743        11,039        10,565        10,431
            2001         9,455        10,681        10,583        10,111
            2001         9,455        10,496        10,553        10,065
            2001         9,031         9,890        10,553         9,601
            2001         8,364         8,951        10,600         8,857
            2001         8,442         8,951        10,565         8,919
            2001         8,952         9,519        10,547         9,470
            2001         9,086         9,665        10,505         9,621
            2002         8,922         9,400        10,529         9,472
            2002         8,863         9,316        10,571         9,424
            2002         9,296         9,794        10,630         9,830
            2002         9,007         9,303        10,681         9,416
            2002         9,001         9,340        10,681         9,428
            2002         8,404         8,752        10,687         8,801
            2002         7,683         7,806        10,699         8,046
            2002         7,709         7,860        10,735         8,084
            2002         6,923         6,962        10,752         7,169
            2002         6,988         7,541        10,779         7,693
            2002         7,296         8,070        10,779         8,149
            2002         6,962         7,651        10,755         7,743
            2003         6,784         7,442        10,803         7,535
            2003         6,633         7,239        10,886         7,336
            2003         6,639         7,230        10,951         7,342
  April 30, 1993       $ 7,133       $ 7,944       $10,928       $ 7,958

Average Annual Total Returns/1/

April 30, 2003

                                                            From
                                                       Inception
Class A/2/                              1-Year        10/29/1999
----------------------------------------------------------------
without sales charge                   (20.81)%          (7.71)%
with sales charge                      (25.16)%          (9.18)%

                                                            From
                                                       Inception
Class B/2/                              1-Year        10/29/1999
----------------------------------------------------------------
without sales charge                   (21.44)%          (8.41)%
with sales charge                      (24.59)%          (8.93)%

                                                            From
                                                       Inception
Institutional Class/3/                  1-Year        10/29/1999
----------------------------------------------------------------
Net Asset Value                        (19.95)%          (6.95)%

Footnotes read:

*     As you compare performance, please note that the Fund's performance reflects the maximum 5.5% sales charge, while the Consumer Price Index and the S&P 500 Index do not reflect any such charges. If you were to purchase any of the above individual stocks or funds represented in these Indexes, any charges you would pay would reduce your total return as well.

**     The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation.

***    An unmanaged index comprised of 500 stocks designed to represent performance of the large-cap segment of the U.S. equity markets. It is not possible to invest directly in the Index.

/1/    Past performance is not an indication of future results. Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. At various times, the Fund's adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund's total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

/2/    Class A performance has been restated to reflect the maximum sales charge of 5.5%. Class B performance reflects the maximum contingent deferred sales charge (CDSC) of 5%, declining 1% each year during the first five years and then converting to Class A shares after the fifth year.

/3/    Class I shares have no sales load and are for institutional shareholders only.

Lutheran Brotherhood High Yield Fund

[PHOTO OMITTED: PAUL J. OCENASEK]

Paul J. Ocenasek and Mark L. Simenstad, Portfolio Co-Managers
Mr. Ocenasek joined Thrivent Investment Management Inc. in 1987 and has served as a portfolio manager since 1997.

[PHOTO OMITTED: MARK L. SIMENSTAD]

Mr. Simenstad has been a portfolio manager with Thrivent Investment Management Inc., since 1999.

The high-yield bond market experienced a tremendous rally driven by significantly depressed high yield bond prices, extremely low interest rates, declining default rates and large inflows into the high yield market over the six-month period ended April 30, 2003. The LB High Yield Fund's return of 19.19% easily outstripped its Lipper, Inc. peer group of similar high-yield funds, which returned 17.87%. The Fund's market benchmark, the Lehman High Yield Index, returned 22.75% over this same time period.

Investors Hunger for Yield

The high-yield market entered the reporting period at historically depressed price levels due to the problematic telecommunications sector, weak overall equity markets, corporate malfeasance, and credit downgrades earlier in the year. The rally in the high-yield market began in November and continued throughout the period as investors searched for yield amid an extremely low interest rate environment. The Federal Reserve dropped the target for the federal funds rate another half of a percent in November to stimulate the lagging economy, leaving interest rates at forty year lows and both institutions and individual investors searching for yield. A declining default rate also contributed to the rally as companies continued to be more productive, pay down debt and avoid the headline credit problems that had plagued the high-yield sector in the early part of 2002. Spreads between Treasuries and high-yield bonds continued to tighten throughout the period, causing high yield bonds to rise in value as investors finally felt comfortable taking on a higher degree of credit risk.

The utilities and telecommunications sectors of the high yield market were the best performers for the reporting period. The Fund's early overweighted position to these sectors in the 4th quarter contributed significantly to its strong performance. Lending institutions finally began resuming financing for companies in these industries because they believed their assets were valued appropriately and the worst was behind.

[GRAPHIC OMITTED: TOP INDUSTRIES]

Top Industries

Communications                    22.0%
Consumer Cyclical                 13.3%
Utilities                         12.5%
Basic Materials                    9.0%
Consumer Non-Cyclical              8.8%
Capital Goods                      8.0%
Finance                            7.2%
Energy                             6.2%
Transportation                     2.7%
Technology                         2.6%

[GRAPHIC PIE CHART OMITTED: PORTFOLIO COMPOSITION (% OF PORTFOLIO)]

Portfolio Composition
(% of Portfolio)

Common Stocks                       0.6%
Short Term Investments              2.0%
Preferred Stock                     4.9%
Long Term Fixed Income             92.5%

[GRAPHIC OMITTED: RATINGS DISTRIBUTIONS]

Moody's Bond Quality Ratings Distributions

Aaa                 2.6%
Aa                  0.3%
A                   0.0%
Baa                 4.9%
Ba                 27.0%
B                  52.7%
Caa                 9.2%
Ca                  1.9%
C                   0.2%
D                   0.2%
Not Rated           1.0%

Footnotes read:

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

The Lutheran Brotherhood High Yield Fund seeks high current income and, secondarily growth of capital by investing primarily in high-yielding ("junk") corporate bonds.*

        A Share                     B Share              Institutional Share
------------------------   ------------------------   ------------------------
Ticker             LBHYX   Ticker             LUHBX   Ticker             LBHIX
Net Assets  $544,745,179   Net Assets   $36,849,882   Net Assets    $8,927,692
NAV                $4.83   NAV                $4.83   NAV                $4.83

Outlook

The high-yield market has already rallied significantly this year, but we still believe the high-yield bonds have room for continued appreciation in the longer term, as the default rate continues to decline and the economy's health improves. High-yield bonds typically outperform high-quality bonds in the recovery phase because a rise in corporate profits is more important than the threat of rising interest rates. We continue to de-emphasize the lowest rated highest risk triple-C category in favor of higher quality single- and double-B credits because we believe they still offer good relative value. We believe that the patient investor has been rewarded this period and that the fund is positioned well for an economy that should continue to improve.

[GRAPHIC WORM CHART OMITTED: VALUE OF A $10,000 INVESTMENT]

Value of a $10,000 Investment
Class A Shares*

                                                               Lipper
                       LB High      Lehman        Consumer     Median
                       Yield        High Yield    Price        High Current
  Date                 Fund         Index         Index***     Income
------------------------------------------------------------------------------
April 30, 1993        10,000        10,000        10,000        10,000
          1993         9,712        10,119        10,014        10,158
          1993        10,011        10,331        10,028        10,394
          1993        10,091        10,431        10,028        10,497
          1993        10,172        10,519        10,056        10,575
          1993        10,168        10,546        10,076        10,607
          1993        10,486        10,759        10,118        10,845
          1993        10,525        10,811        10,125        10,915
          1993        10,705        10,946        10,125        11,076
          1994        11,021        11,183        10,153        11,339
          1994        10,982        11,154        10,188        11,318
          1994        10,576        10,733        10,222        10,953
          1994        10,414        10,659        10,236        10,795
          1994        10,454        10,665        10,243        10,820
          1994        10,461        10,698        10,278        10,804
          1994        10,376        10,788        10,306        10,785
          1994        10,452        10,865        10,347        10,792
          1994        10,403        10,866        10,375        10,792
          1994        10,437        10,891        10,382        10,781
          1994        10,186        10,754        10,396        10,636
          1994        10,139        10,833        10,396        10,649
          1995        10,185        10,980        10,438        10,736
          1995        10,573        11,357        10,479        11,027
          1995        10,681        11,479        10,514        11,128
          1995        10,939        11,771        10,549        11,399
          1995        11,162        12,101        10,569        11,652
          1995        11,222        12,178        10,590        11,688
          1995        11,575        12,332        10,590        11,894
          1995        11,624        12,370        10,618        11,926
          1995        11,724        12,522        10,639        12,068
          1995        11,786        12,599        10,674        12,164
          1995        11,928        12,710        10,667        12,247
          1995        12,104        12,910        10,660        12,433
          1996        12,395        13,138        10,722        12,691
          1996        12,713        13,148        10,757        12,799
          1996        12,589        13,139        10,813        12,752
          1996        12,654        13,168        10,854        12,852
          1996        12,775        13,247        10,875        12,952
          1996        12,675        13,357        10,882        12,969
          1996        12,576        13,419        10,903        13,039
          1996        12,783        13,564        10,924        13,247
          1996        13,204        13,891        10,958        13,594
          1996        13,159        13,997        10,993        13,667
          1996        13,270        14,273        11,014        13,920
          1996        13,431        14,376        11,014        14,085
          1997        13,590        14,516        11,049        14,226
          1997        13,765        14,756        11,083        14,481
          1997        13,332        14,536        11,111        14,193
          1997        13,331        14,690        11,125        14,308
          1997        13,842        15,004        11,118        14,676
          1997        14,220        15,212        11,132        14,913
          1997        14,708        15,630        11,146        15,301
          1997        14,753        15,594        11,167        15,332
          1997        15,202        15,903        11,194        15,690
          1997        15,058        15,918        11,222        15,629
          1997        15,088        16,070        11,215        15,755
          1997        15,241        16,211        11,201        15,931
          1998        15,551        16,503        11,222        16,236
          1998        15,764        16,599        11,243        16,358
          1998        15,963        16,755        11,264        16,566
          1998        15,879        16,821        11,285        16,612
          1998        15,828        16,879        11,306        16,616
          1998        15,896        16,940        11,319        16,630
          1998        15,981        17,037        11,333        16,747
          1998        14,724        16,096        11,347        15,614
          1998        14,517        16,169        11,361        15,509
          1998        14,221        15,838        11,389        15,173
          1998        14,908        16,495        11,389        16,013
          1998        14,945        16,513        11,382        15,955
          1999        15,179        16,758        11,410        16,195
          1999        15,124        16,660        11,424        16,140
          1999        15,288        16,819        11,458        16,374
          1999        15,778        17,145        11,542        16,725
          1999        15,492        16,912        11,542        16,416
          1999        15,597        16,876        11,542        16,404
          1999        15,682        16,944        11,576        16,419
          1999        15,466        16,757        11,604        16,260
          1999        15,381        16,636        11,660        16,166
          1999        15,316        16,526        11,681        16,129
          1999        15,658        16,720        11,688        16,400
          1999        15,999        16,908        11,688        16,593
          2000        16,030        16,835        11,715        16,494
          2000        16,342        16,868        11,785        16,598
          2000        16,030        16,513        11,882        16,330
          2000        15,778        16,540        11,889        16,316
          2000        15,463        16,370        11,896        16,056
          2000        15,724        16,704        11,965        16,353
          2000        15,610        16,831        11,986        16,413
          2000        15,561        16,946        12,000        16,514
          2000        15,233        16,798        12,063        16,286
          2000        14,517        16,260        12,083        15,766
          2000        13,229        15,616        12,090        14,972
          2000        13,390        15,917        12,083        15,294
          2001        14,472        17,110        12,160        16,292
          2001        14,485        17,338        12,208        16,384
          2001        13,840        16,930        12,236        15,959
          2001        13,533        16,719        12,285        15,823
          2001        13,684        17,020        12,340        16,006
          2001        13,203        16,542        12,361        15,635
          2001        13,239        16,786        12,326        15,770
          2001        13,371        16,984        12,326        15,898
          2001        12,465        15,843        12,382        14,841
          2001        12,849        16,235        12,340        15,223
          2001        13,188        16,827        12,319        15,721
          2001        13,158        16,758        12,271        15,670
          2002        13,327        16,875        12,299        15,734
          2002        13,029        16,639        12,347        15,530
          2002        13,291        17,040        12,417        15,829
          2002        13,400        17,305        12,486        16,001
          2002        13,147        17,216        12,486        15,887
          2002        12,288        15,947        12,493        15,098
          2002        11,793        15,250        12,507        14,617
          2002        11,928        15,685        12,549        14,817
          2002        11,711        15,479        12,569        14,603
          2002        11,577        15,344        12,601        14,549
          2002        12,289        16,294        12,601        15,333
          2002        12,240        16,522        12,573        15,464
          2003        12,586        17,072        12,629        15,759
          2003        12,794        17,282        12,726        15,959
          2003        13,166        17,780        12,802        16,323
April 30, 2003       $13,798       $18,834       $12,775       $17,116

Average Annual Total Returns/1/

April 30, 2003

Class A/2/               1-Year         5-Year           10-Year
----------------------------------------------------------------
without sales charge       2.97%        (2.77)%            3.75%
with sales charge         (1.60)%       (3.67)%            3.27%

                                                            From
                                                       Inception
Class B/2/               1-Year         5-Year        10/31/1997
----------------------------------------------------------------
without sales charge       2.20%        (3.48)%          (2.25)%
with sales charge         (1.54)%       (3.48)%          (2.25)%

                                                            From
                                                       Inception
Institutional Class/3/   1-Year         5-Year        10/31/1997
----------------------------------------------------------------
Net Asset Value            3.38%        (2.50)%          (1.29)%

Footnotes read:

*     High-yield bonds carry greater volatility and risk than investment-grade bonds.

**     As you compare performance, please note that the Fund's performance reflects the maximum 4.5% sales charge, while the Consumer Price Index and the Lehman High Yield Index do not reflect any such charges. If you were to purchase any of the above individual stocks or funds represented in these Indexes, any charges you would pay would reduce your total return as well.

***    The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation.

/1/    Past performance is not an indication of future results. Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. At various times, the Fund's adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund's total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

/2/    Class A performance has been restated to reflect the maximum sales charge of 4.5%. Class B performance reflects the maximum contingent deferred sales charge (CDSC) of 5%, declining 1% each year during the first five years and then converting to Class A shares after the fifth year.

/3/    Class I shares have no sales load and are for institutional shareholders only.

Lutheran Brotherhood Income Fund

[PHOTO OMITTED: MICHAEL G. LANDREVILLE]

Michael G. Landreville and Alan D. Onstad, Portfolio Co-Managers
Mr. Landreville joined Thrivent Investment Management Inc., in 1983 and has served as a portfolio manager since 1998.

[PHOTO OMITTED: ALAN D. ONSTAD]

Mr. Onstad joined Thrivent Investment Management Inc., in 1973 and has served as a portfolio manager since 1995.

Investment-grade bond investors, amid economic stagnation and equity market volatility, garnered solid gains in the six-month period ending April 30, 2003. The LB Income Fund posted a healthy 7.00% rate of return. This performance bested the 4.32% return of its market benchmark, the Lehman Aggregate Bond Index and was in line with the 7.36% turned in by its Lipper, Inc., peer group of similar fixed-income funds.

Robust Recovery

Consumers' and business leaders' answer to the military buildup toward the eventual war in Iraq was inactivity. Frozen by the seemingly endless ramifications of a war, the economy slowed to a crawl. Only recently, as questions about the course of the war were resolved, have we seen indications that consumer confidence and business investment may be gaining modest momentum.

However, these otherwise negative factors aided a robust bond recovery during the six-month period ended April 30, 2002. The November to April performance helped recover virtually all that was lost during one of the worst performing periods relative to the risk-free treasury in the history of corporate bonds. The exceptional performance was also bolstered by investor sentiment that 2002 losses were excessive and that the corporate accounting scandals were relatively contained, despite their prominent placement in the media.

The Fund's aggressive stance with regard to corporate bonds helped it outperform its market benchmark and produce returns in line with its peer group. An overweight position in electric utilities proved particularly effective.

[GRAPHIC OMITTED: RATINGS DISTRIBUTIONS]

Moody's Bond Quality Ratings Distributions

Aaa                37.8%
Aa                  5.7%
A                  16.1%
Baa                30.5%
Ba                  5.0%
B                   2.4%
Caa                 0.7%
Ca                  0.0%
C                   0.0%
D                   0.0%
Not Rated           1.8%

[GRAPHIC PIE CHART OMITTED: PORTFOLIO COMPOSITION (% OF PORTFOLIO)]

Portfolio Composition
(% of Portfolio)

Preferred Stock                     0.2%
Short Term Investments              9.7%
Long Term Fixed Income             90.1%

Footnotes read:

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

The Lutheran Brotherhood Income Fund seeks high current income while preserving principal and, secondarily, long-term growth of capital by investing primarily in investment-grade bonds and other income-producing securities.

        A Share                     B Share              Institutional Share
-------------------------   ------------------------   ------------------------
Ticker              LUBIX   Ticker             LUIBX   Ticker              LBIIX
Net Assets   $637,234,578   Net Assets   $33,034,904   Net Assets    $24,975,179
NAV                 $8.73   NAV                $8.71   NAV                 $8.72

Outlook

The current economic uncertainty dictates that a long-term perspective is a prudent one. Rather than exposing the Fund to significant risk by attempting to harness the market's volatility, we will renew our commitment to its long-term viability. That commitment will take the form of a continued aggressive overweighting in corporate bonds, with electric utilities representing the primary sector. We will also continue our underweighted stance, with regard to mortgaged-back securities, which we feel have limited upside potential as the wave of refinancings likely will dwindle.

Concerns about deflation have sent Treasury rates to historical lows. However, it is difficult to link these fears to hard evidence. Therefore, the long-term sustainability of these treasury rates is uncertain at best.

While also indefinite, a modest surge in economic activity is a credible scenario in light of a cessation of the Iraq war and the anticipated economic stimulus of President Bush's new tax plan. In either case, corporate bonds, with their higher coupon, will continue to offer good value to treasuries. And the Fund, given its recent strong performance, should continue to provide investors with solid returns.

[GRAPHIC WORM CHART OMITTED: VALUE OF A $10,000 INVESTMENT]

Value of a $10,000 Investment
Class A Shares*

                                                                Lipper
                     LB           Lehman          Consumer      Median
                     Income       Aggregate       Price         Corporate
  Date               Fund         Bond Index      Index**       Debt A
------------------------------------------------------------------------------
April 30, 1993        10,000        10,000        10,000        10,000
          1993         9,552        10,013        10,014        10,003
          1993         9,732        10,194        10,028        10,225
          1993         9,818        10,252        10,028        10,301
          1993        10,010        10,432        10,056        10,539
          1993        10,044        10,460        10,076        10,570
          1993        10,088        10,499        10,118        10,619
          1993         9,951        10,410        10,125        10,484
          1993         9,991        10,466        10,125        10,529
          1994        10,120        10,608        10,153        10,688
          1994         9,892        10,423        10,188        10,453
          1994         9,594        10,166        10,222        10,179
          1994         9,511        10,085        10,236        10,065
          1994         9,483        10,084        10,243        10,034
          1994         9,421        10,062        10,278        10,000
          1994         9,624        10,261        10,306        10,177
          1994         9,619        10,274        10,347        10,180
          1994         9,440        10,123        10,375        10,021
          1994         9,401        10,114        10,382         9,993
          1994         9,408        10,091        10,396         9,973
          1994         9,505        10,161        10,396        10,044
          1995         9,692        10,362        10,438        10,215
          1995         9,903        10,609        10,479        10,447
          1995         9,970        10,674        10,514        10,518
          1995        10,122        10,823        10,549        10,661
          1995        10,556        11,242        10,569        11,108
          1995        10,637        11,324        10,590        11,184
          1995        10,558        11,299        10,590        11,134
          1995        10,702        11,435        10,618        11,273
          1995        10,797        11,546        10,639        11,387
          1995        10,955        11,697        10,674        11,547
          1995        11,126        11,872        10,667        11,726
          1995        11,294        12,038        10,660        11,902
          1996        11,353        12,118        10,722        11,958
          1996        11,091        11,908        10,757        11,710
          1996        10,969        11,825        10,813        11,614
          1996        10,899        11,758        10,854        11,527
          1996        10,880        11,735        10,875        11,504
          1996        11,020        11,892        10,882        11,639
          1996        11,041        11,925        10,903        11,662
          1996        10,982        11,905        10,924        11,634
          1996        11,191        12,112        10,958        11,839
          1996        11,454        12,380        10,993        12,099
          1996        11,637        12,593        11,014        12,323
          1996        11,544        12,475        11,014        12,191
          1997        11,580        12,514        11,049        12,213
          1997        11,615        12,545        11,083        12,249
          1997        11,443        12,406        11,111        12,098
          1997        11,591        12,591        11,125        12,263
          1997        11,697        12,710        11,118        12,368
          1997        11,871        12,861        11,132        12,519
          1997        12,215        13,208        11,146        12,885
          1997        12,079        13,095        11,167        12,741
          1997        12,270        13,289        11,194        12,934
          1997        12,376        13,481        11,222        13,101
          1997        12,425        13,543        11,215        13,153
          1997        12,509        13,680        11,201        13,282
          1998        12,690        13,855        11,222        13,454
          1998        12,695        13,845        11,243        13,430
          1998        12,760        13,893        11,264        13,471
          1998        12,825        13,965        11,285        13,531
          1998        12,935        14,097        11,306        13,665
          1998        13,060        14,217        11,319        13,778
          1998        13,066        14,247        11,333        13,784
          1998        13,133        14,479        11,347        13,972
          1998        13,503        14,818        11,361        14,285
          1998        13,418        14,740        11,389        14,140
          1998        13,578        14,823        11,389        14,242
          1998        13,623        14,868        11,382        14,292
          1999        13,746        14,974        11,410        14,397
          1999        13,435        14,713        11,424        14,082
          1999        13,513        14,794        11,458        14,168
          1999        13,544        14,841        11,542        14,195
          1999        13,339        14,711        11,542        14,032
          1999        13,276        14,664        11,542        13,958
          1999        13,228        14,602        11,576        13,900
          1999        13,196        14,594        11,604        13,865
          1999        13,324        14,764        11,660        14,000
          1999        13,325        14,818        11,681        14,012
          1999        13,341        14,817        11,688        14,012
          1999        13,284        14,746        11,688        13,937
          2000        13,235        14,697        11,715        13,899
          2000        13,400        14,875        11,785        14,041
          2000        13,566        15,071        11,882        14,220
          2000        13,482        15,028        11,889        14,112
          2000        13,416        15,021        11,896        14,056
          2000        13,753        15,334        11,965        14,342
          2000        13,872        15,473        11,986        14,464
          2000        14,059        15,697        12,000        14,656
          2000        14,093        15,796        12,063        14,732
          2000        14,127        15,900        12,083        14,791
          2000        14,318        16,161        12,090        15,025
          2000        14,642        16,460        12,083        15,323
          2001        14,958        16,729        12,160        15,575
          2001        15,100        16,875        12,208        15,716
          2001        15,135        16,960        12,236        15,783
          2001        15,028        16,889        12,285        15,678
          2001        15,100        16,991        12,340        15,768
          2001        15,135        17,056        12,361        15,826
          2001        15,460        17,437        12,326        16,183
          2001        15,605        17,637        12,326        16,359
          2001        15,678        17,842        12,382        16,494
          2001        15,999        18,216        12,340        16,826
          2001        15,807        17,964        12,319        16,607
          2001        15,669        17,850        12,271        16,479
          2002        15,752        17,995        12,299        16,582
          2002        15,850        18,169        12,347        16,709
          2002        15,668        17,867        12,417        16,423
          2002        15,897        18,213        12,486        16,716
          2002        15,996        18,368        12,486        16,847
          2002        16,000        18,527        12,493        16,945
          2002        15,872        18,751        12,507        17,105
          2002        16,124        19,067        12,549        17,389
          2002        16,320        19,376        12,569        17,653
          2002        16,038        19,287        12,601        17,503
          2002        16,101        19,282        12,601        17,539
          2002        16,439        19,680        12,573        17,911
          2003        16,531        19,698        12,629        17,994
          2003        16,799        19,970        12,726        18,278
          2003        16,850        19,954        12,802        18,283
April 30, 2003       $17,160       $20,119       $12,775       $18,601

Average Annual Total Returns/1/

April 30, 2003

Class A/2/                1-Year         5-Year           10-Year
----------------------------------------------------------------
without sales charge       7.95%          6.00%            6.04%
with sales charge          3.07%          5.02%            5.55%

                                                            From
                                                       Inception
Class B/2/                1-Year         5-Year        10/31/1997
----------------------------------------------------------------
without sales charge       7.16%          5.21%            5.38%
with sales charge          3.16%          5.21%            5.38%

                                                            From
                                                       Inception
Institutional Class/3/    1-Year         5-Year        10/31/1997
----------------------------------------------------------------
Net Asset Value           8.32%           6.28%            6.40%

Footnotes read:

*     As you compare performance, please note that the Fund's performance reflects the maximum 4.5% sales charge, while the Consumer Price Index and the Lehman Aggregate Bond Index do not reflect any such charges. If you were to purchase any of the above individual stocks or funds represented in these Indexes, any charges you would pay would reduce your total return as well.

**    The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation.

/1/   Past performance is not an indication of future results. Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. At various times, the Fund's adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund's total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

/2/   Class A performance has been restated to reflect the maximum sales charge of 4.5%. Class B performance reflects the maximum contingent deferred sales charge (CDSC) of 5%, declining 1% each year during the first five years and then converting to Class A shares after the fifth year.

/3/   Class I shares have no sales load and are for institutional shareholders only.

Lutheran Brotherhood Municipal Bond Fund

[PHOTO OMITTED: JANET I. GRANGAARD]

Janet I. Grangaard, Portfolio Manager
Ms. Grangaard joined Thrivent Investment Management Inc., in 1988 and has served as a portfolio manager since 1994.

The municipal bond market experienced strong gains in the six-month period ended April 30, 2003. Against a backdrop of record supply highs in 2002 and the first quarter of 2003, the LB Municipal Bond Fund performed largely in line with its peers, returning 3.32%. Its Lipper, Inc., peer group of funds returned 3.38% during the same period, while the Fund's unmanaged benchmark, the Lehman Municipal Bond Index, returned 3.59%.

Municipal Bond Values Reaffirmed

It's difficult to discern how dramatically the buildup to the war in Iraq slowed an economy that was already mired in weak growth. Its effect on the markets, however, was obvious: paralyzed by uncertainty, consumers and businesses postponed much spending. During this period, President Bush also introduced an initial tax policy proposal with potentially far-reaching ramifications for bonds. The proposal's call for dividend tax exemptions left many to speculate that demand for municipal bonds would wane in favor of more attractive tax-exempt equities. As a result, municipal bonds were attractive in relation to treasury securities for much of the six-month period.

The Fund's performance, consistent with that of its peer groups, can be attributed to its neutral duration and the performance of key sectors, most notably the hospital sector which drew a strong return. At the same time, the Fund was underweight in housing bonds making it nearly immune from the adverse affects of mortgage prepayments brought on by the country's refinancing craze. Being a high-quality fund, with only a modest level of credit risk, the fact that interest rates have remained within a relatively stable range has had a somewhat negative effect on performance.

[GRAPHIC OMITTED: RATINGS DISTRIBUTIONS]

Moody's Bond Quality Ratings Distributions

Aaa                66.2%
Aa                 16.0%
A                   9.4%
Baa                 7.5%
Ba                  0.2%
B                   0.2%
Caa                 0.0%
Ca                  0.0%
C                   0.0%
D                   0.0%
Not Rated           0.5%

[GRAPHIC PIE CHART OMITTED: PORTFOLIO COMPOSITION (% OF PORTFOLIO)]

Portfolio Composition
(% of Portfolio)

Short Term Investments              1.5%
Common Stocks                      98.5%

Footnotes read:

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

The Lutheran Brotherhood Municipal Bond Fund seeks high current income that is exempt from federal income tax by investing in investment-grade municipal bonds.*

        A Share                     B Share              Institutional Share
-------------------------   ------------------------   ------------------------
Ticker              LUBMX   Ticker             LBBBX   Ticker             LBBIX
Net Assets   $662,206,451   Net Assets   $24,225,121   Net Assets    $2,621,986
NAV                 $9.21   NAV                $9.18   NAV                $9.20

Outlook

The tax plan that eventually emerged from Congress lowered the tax rates on dividends but did not exempt them completely. Demand for municipal bonds, therefore, should remain strong. Supply should also keep pace as rates remain low and municipalities are faced with widespread budget deficits. The record-breaking supply of municipal bonds which began in 2002 also carried over into the first quarter of 2003.

The Fund will continue to look for opportunities within a relative value framework and to be tax conscious with regard to capital gains. It will also not waiver from its insistence on high portfolio liquidity. While we do not know the day they will arrive, we are preparing for higher interest rates. There appear to be enough stimuli in the economy to initiate a recovery. How fast and how soon that recovery happens is clearly the question.

However, investors' confidence should be buoyed by the fact that the Fund has maintained pace with the market during this period of remarkably low interest rates. Outperforming when interest rates are low can be an indicator that the Fund has taken on too much risk -- trying to flip the switch at the precise moment necessary to avoid a significant decline. As a high-quality investment, the LB Municipal Bond Fund takes on only modest risk, yet is structured -- and poised -- to remain quite competitive as interest rates rise.

[GRAPHIC WORM CHART OMITTED: VALUE OF A $10,000 INVESTMENT]

Value of a $10,000 Investment
Class A Shares*

                                                               Lipper
                                                               Median
                     LB            Lehman        Consumer      General
                     Municipal     Municipal     Price         Municipal
  Date               Bond Fund     Bond Index    Index***      Debt Funds
------------------------------------------------------------------------------
April 30, 1993        10,000        10,000        10,000        10,000
          1993         9,596        10,056        10,014        10,057
          1993         9,776        10,224        10,028        10,229
          1993         9,778        10,237        10,028        10,229
          1993         9,992        10,451        10,056        10,457
          1993        10,107        10,570        10,076        10,580
          1993        10,172        10,590        10,118        10,601
          1993        10,057        10,497        10,125        10,490
          1993        10,278        10,718        10,125        10,699
          1994        10,392        10,841        10,153        10,822
          1994        10,098        10,560        10,188        10,534
          1994         9,626        10,130        10,222        10,073
          1994         9,671        10,216        10,236        10,110
          1994         9,763        10,304        10,243        10,201
          1994         9,689        10,241        10,278        10,135
          1994         9,866        10,429        10,306        10,314
          1994         9,900        10,465        10,347        10,339
          1994         9,765        10,312        10,375        10,172
          1994         9,569        10,128        10,382         9,979
          1994         9,385         9,945        10,396         9,772
          1994         9,603        10,164        10,396        10,011
          1995         9,895        10,455        10,438        10,308
          1995        10,214        10,759        10,479        10,615
          1995        10,323        10,882        10,514        10,710
          1995        10,332        10,895        10,549        10,709
          1995        10,680        11,243        10,569        11,043
          1995        10,538        11,145        10,590        10,923
          1995        10,612        11,250        10,590        10,993
          1995        10,745        11,393        10,618        11,114
          1995        10,828        11,465        10,639        11,181
          1995        11,001        11,632        10,674        11,352
          1995        11,226        11,825        10,667        11,570
          1995        11,348        11,938        10,660        11,698
          1996        11,432        12,028        10,722        11,753
          1996        11,335        11,947        10,757        11,661
          1996        11,146        11,795        10,813        11,475
          1996        11,087        11,761        10,854        11,424
          1996        11,080        11,757        10,875        11,426
          1996        11,194        11,885        10,882        11,533
          1996        11,295        11,992        10,903        11,637
          1996        11,289        11,990        10,924        11,628
          1996        11,458        12,157        10,958        11,795
          1996        11,587        12,295        10,993        11,921
          1996        11,811        12,520        11,014        12,131
          1996        11,739        12,467        11,014        12,078
          1997        11,761        12,491        11,049        12,079
          1997        11,864        12,605        11,083        12,185
          1997        11,708        12,437        11,111        12,026
          1997        11,785        12,541        11,125        12,125
          1997        11,960        12,730        11,118        12,298
          1997        12,079        12,866        11,132        12,430
          1997        12,436        13,222        11,146        12,805
          1997        12,290        13,098        11,167        12,653
          1997        12,482        13,254        11,194        12,806
          1997        12,547        13,339        11,222        12,884
          1997        12,627        13,417        11,215        12,956
          1997        12,835        13,613        11,201        13,161
          1998        12,972        13,753        11,222        13,283
          1998        12,966        13,758        11,243        13,275
          1998        12,960        13,770        11,264        13,277
          1998        12,897        13,708        11,285        13,193
          1998        13,109        13,925        11,306        13,410
          1998        13,162        13,980        11,319        13,454
          1998        13,185        14,015        11,333        13,474
          1998        13,400        14,231        11,347        13,682
          1998        13,587        14,408        11,361        13,846
          1998        13,566        14,408        11,389        13,794
          1998        13,605        14,459        11,389        13,835
          1998        13,629        14,495        11,382        13,860
          1999        13,789        14,667        11,410        14,014
          1999        13,692        14,603        11,424        13,921
          1999        13,701        14,624        11,458        13,923
          1999        13,725        14,660        11,542        13,956
          1999        13,628        14,575        11,542        13,876
          1999        13,422        14,365        11,542        13,676
          1999        13,477        14,418        11,576        13,725
          1999        13,348        14,302        11,604        13,562
          1999        13,357        14,308        11,660        13,529
          1999        13,211        14,153        11,681        13,331
          1999        13,345        14,304        11,688        13,462
          1999        13,213        14,197        11,688        13,332
          2000        13,144        14,135        11,715        13,231
          2000        13,296        14,299        11,785        13,405
          2000        13,593        14,612        11,882        13,701
          2000        13,506        14,526        11,889        13,610
          2000        13,436        14,450        11,896        13,508
          2000        13,785        14,833        11,965        13,850
          2000        13,989        15,039        11,986        14,036
          2000        14,211        15,271        12,000        14,254
          2000        14,106        15,192        12,063        14,166
          2000        14,280        15,357        12,083        14,312
          2000        14,389        15,474        12,090        14,404
          2000        14,764        15,856        12,083        14,786
          2001        14,907        16,013        12,160        14,888
          2001        14,950        16,064        12,208        14,943
          2001        15,078        16,208        12,236        15,070
          2001        14,886        16,032        12,285        14,859
          2001        15,048        16,205        12,340        15,020
          2001        15,160        16,313        12,361        15,138
          2001        15,392        16,555        12,326        15,369
          2001        15,660        16,828        12,326        15,642
          2001        15,619        16,771        12,382        15,538
          2001        15,819        16,971        12,340        15,712
          2001        15,674        16,828        12,319        15,545
          2001        15,493        16,669        12,271        15,377
          2002        15,765        16,958        12,299        15,613
          2002        15,965        17,162        12,347        15,802
          2002        15,603        16,826        12,417        15,490
          2002        15,910        17,155        12,486        15,768
          2002        16,006        17,259        12,486        15,857
          2002        16,191        17,441        12,493        16,016
          2002        16,395        17,666        12,507        16,220
          2002        16,582        17,878        12,549        16,393
          2002        16,931        18,270        12,569        16,761
          2002        16,596        17,967        12,601        16,413
          2002        16,512        17,892        12,601        16,335
          2002        16,852        18,270        12,573        16,709
          2003        16,787        18,224        12,629        16,613
          2003        17,016        18,479        12,726        16,866
          2003        17,007        18,490        12,802        16,878
April 30, 2003       $17,147       $18,612       $12,775       $17,013

Average Annual Total Returns/1/

April 30, 2003

Class A/2/                1-Year         5-Year           10-Year
----------------------------------------------------------------
without sales charge       7.78%          5.86%            6.03%
with sales charge          2.95%          4.89%            5.54%

                                                            From
                                                       Inception
Class B/2/                1-Year         5-Year        10/31/1997
----------------------------------------------------------------
without sales charge       6.88%          5.06%            5.11%
with sales charge          2.88%          5.06%            5.11%

                                                            From
                                                       Inception
Institutional Class/3/    1-Year         5-Year        10/31/1997
----------------------------------------------------------------
Net Asset Value            7.88%          6.05%            6.04%

Footnotes read:

*     Investors may be subject to state taxes and federal alternative minimum tax.

**     As you compare performance, please note that the Fund's performance reflects the maximum 4.5% sales charge, while the Consumer Price Index and the Lehman Municipal Bond Index do not reflect any such charges. If you were to purchase any of the above individual stocks or funds represented in these Indexes, any charges you would pay would reduce your total return as well.

***    The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation.

/1/    Past performance is not an indication of future results. Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. At various times, the Fund's adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund's total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

/2/    Class A performance has been restated to reflect the maximum sales charge of 4.5%. Class B performance reflects the maximum contingent deferred sales charge (CDSC) of 5%, declining 1% each year during the first five years and then converting to Class A shares after the fifth year.

/3/    Class I shares have no sales load and are for institutional shareholders only.

Lutheran Brotherhood Limited Maturity Bond Fund

[PHOTO OMITTED: MICHAEL G. LANDREVILLE]

Michael G. Landreville, Portfolio Manager
Mr. Landreville joined Thrivent Investment Management Inc., in 1983 and has served as a portfolio manager since 1998.

Amid overriding concerns about the Iraq conflict, investment-grade bonds posted positive returns during the six-month period ended April 30, 2003. For the period, the LB Limited Maturity Bond Fund's return of 3.92% outperformed its Lipper, Inc., peer group, which returned 3.39%. It also surpassed the 3.11% return of its market benchmark, the Lehman Government/Corporate 1-5 Year Index.

Regaining Lost Ground

For much of the six-month period, all issues took a backseat to the war in Iraq as the financial markets hung on every headline. Reactions allowed for no middle ground. Speculation called for either an instant coalition victory or a protracted action that could take years. Equity investors, distancing themselves from negative returns and market volatility, added to the demand for the relatively safe harbor of high-grade bonds.

Last year's stars such as Treasuries and mortgage-backed securities took a backseat to the leading story in the bond market: corporate bonds, especially lower-quality investment-grade bonds. While the risk premiums of these investment-grade bonds diminished dramatically from May to October 2002, the November to April timeframe saw a brisk rebound. Holders of these bonds, encouraged by reduced concerns over corporate scandals and slightly increased optimism about the economy, benefited as these bonds essentially regained all that was lost last year.

Not surprisingly, the Fund outperforming its peer group can be tied to a general emphasis on corporate bonds. In particular, a modest overweighting in electrical utilities proved fruitful as it was one of the stronger performing sectors during the six-month rebound. The Fund's small allocation to higher-tier high-yield bonds also aided performance with bonds of more aggressive credit quality performed admirably.

[GRAPHIC OMITTED: RATINGS DISTRIBUTIONS]

Moody's Bond Quality Ratings Distributions

Aaa                57.5%
Aa                  7.0%
A                   9.6%
Baa                17.4%
Ba                  4.3%
B                   1.1%
Caa                 0.3%
Ca                  0.0%
C                   0.0%
D                   0.0%
Not Rated           2.8%

[GRAPHIC PIE CHART OMITTED: PORTFOLIO COMPOSITION (% OF PORTFOLIO)]

Portfolio Composition
(% of Portfolio)

Preferred Stock                     0.4%
Short Term Investments             12.3%
Long Term Fixed Income             87.3%

Footnotes read:

Quoted Fund performance is for Class A shares.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

The Lutheran Brotherhood Limited Maturity Bond Fund seeks a high level of current income with stability of principal by investing primarily in high-quality intermediate- and shorter-term bonds.

        A Share                     B Share              Institutional Share
------------------------   ------------------------   ------------------------
Ticker             LBLAX   Ticker               N/A   Ticker               N/A
Net Assets   $84,138,846   Net Assets    $6,068,833   Net Assets   $13,564,210
NAV               $13.06   NAV               $13.06   NAV               $13.06

Outlook

The predominant strategy for the Fund in the foreseeable future will be to continue to combine overweighting in corporate bonds with modest underweighting in mortgaged-backed securities.

While the market continues to react to fears of deflation by sending treasury rates to historical lows, the long-term sustainability of these rates is uncertain. Deflation concerns appear rooted less in tangible evidence and more in abstract speculation. The cessation of major hostilities in Iraq, coupled with the anticipated economic stimulus of President Bush's new tax plan, should lead to at least a modest surge in economic activity.

And while it is possible that corporate bonds have recouped as much of their losses as they will during this rally period, they will still offer good value to Treasuries due to their higher coupons.

In this environment, and given the Fund's strong recent performance, investors should remain confident that their long-term strategy -- free from the risk and potential pitfalls of attempting to time their investment activity -- remains sound.

[GRAPHIC WORM CHART OMITTED: VALUE OF A $10,000 INVESTMENT]

Value of a $10,000 Investment
Class A Shares*

                                                                 Lipper
                                                                 Median
                                   Lehman                        Short/
                                   Government/                   Intermediate
                     LB Limited    Corporate        Consumer     Investment
                     Maturity      1-5 Year         Price        Grade
  Date               Bond Fund     Bond Index       Index*       Debt Funds
------------------------------------------------------------------------------
October 31, 1999        10,000        10,000        10,000        10,000
            1999        10,036        10,017        10,006        10,017
            1999         9,994        10,009        10,006        10,003
            2000         9,942         9,989        10,030         9,969
            2000        10,035        10,065        10,089        10,043
            2000        10,115        10,139        10,172        10,134
            2000        10,102        10,141        10,178        10,116
            2000        10,114        10,172        10,184        10,125
            2000        10,292        10,312        10,244        10,289
            2000        10,344        10,385        10,262        10,354
            2000        10,446        10,484        10,273        10,458
            2000        10,497        10,582        10,327        10,553
            2000        10,519        10,627        10,345        10,586
            2000        10,624        10,743        10,351        10,709
            2000        10,785        10,902        10,345        10,880
            2001        10,998        11,068        10,410        11,041
            2001        11,058        11,158        10,452        11,136
            2001        11,150        11,250        10,476        11,213
            2001        11,175        11,263        10,517        11,187
            2001        11,230        11,330        10,565        11,246
            2001        11,273        11,373        10,583        11,286
            2001        11,432        11,557        10,553        11,497
            2001        11,529        11,651        10,553        11,591
            2001        11,627        11,842        10,600        11,734
            2001        11,763        11,987        10,565        11,875
            2001        11,708        11,914        10,547        11,755
            2001        11,650        11,888        10,505        11,703
            2002        11,712        11,932        10,529        11,745
            2002        11,774        12,005        10,571        11,821
            2002        11,669        11,884        10,630        11,683
            2002        11,811        12,051        10,681        11,833
            2002        11,905        12,146        10,681        11,929
            2002        11,928        12,251        10,687        11,992
            2002        11,917        12,398        10,699        12,098
            2002        12,009        12,509        10,735        12,228
            2002        12,140        12,673        10,752        12,380
            2002        12,058        12,671        10,779        12,348
            2002        12,047        12,654        10,779        12,336
            2002        12,219        12,854        10,755        12,537
            2003        12,258        12,861        10,803        12,540
            2003        12,384        12,980        10,886        12,682
            2003        12,402        13,003        10,951        12,691
  April 30, 2003       $12,530       $13,066       $10,928       $12,763

Average Annual Total Returns/1/

April 30, 2003

                                                            From
                                                       Inception
Class A/2/                            1-Year          10/29/1999
----------------------------------------------------------------
without sales charge                    6.09%              6.65%
with sales charge                       6.09%              6.65%

                                                            From
                                                       Inception
Class B/2/                            1-Year          10/29/1999
----------------------------------------------------------------
without sales charge                    6.03%              6.63%
with sales charge                       6.03%              6.63%

                                                            From
                                                       Inception
Institutional Class/2/                1-Year          10/29/1999
----------------------------------------------------------------
Net Asset Value                         6.52%              6.95%

Footnotes read:

*     The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation.

/1/   Past performance is not an indication of future results. Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. At various times, the Fund's adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund's total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

/2/   Class I shares have no sales load and are for institutional shareholders only.

Lutheran Brotherhood Money Market Fund

[PHOTO OMITTED: GAIL R. ONAN]

Gail R. Onan, Portfolio Manager
Ms. Onan joined Thrivent Investment Management Inc., in 1969 and has served as a portfolio manager since 1994.

Money market yields marched lower along with overall short-term market interest rates for the six-month period ending April 30, 2003. The LB Money Market Fund provided investors with a total return of 0.27%, while the Fund's Lipper, Inc., peer group earned a median total return of 0.34%.

Federal Reserve Policy Stimulative

Economic data over the period indicated soft economic performance primarily due to the war with Iraq. This uncertainty inhibited spending, production, and employment over the period. In response to these lackluster economic reports, the Federal Open Market Committee (FOMC), which is the monetary policy setting arm of the U.S. Federal Reserve, continued to try to stimulate the economy by cutting its target for the federal funds rate again in November. The federal funds rate is the overnight interest rate at which depository institutions can borrow from the Federal Reserve. Changes in the federal funds rate affect all market interest rates, and ultimately, the economy, including employment, production, and prices of goods and services.

Supply of Commercial Paper Limited

Beginning in the fourth quarter of 2001, the operating environment for money market participants changed significantly. Investors shunned issuers burdened with high levels of short-term debt following the high-profile bankruptcies of Enron Corp. and WorldCom. In response, many companies cut back on short-term financing which significantly decreased the supply of commercial paper. While the supply of commercial paper is still less than desirable, we are pleased that we were able to keep the Fund fully invested in only the highest-quality money market instruments over the period.

[GRAPHIC PIE CHART OMITTED: PORTFOLIO COMPOSITION (% OF PORTFOLIO)]

Portfolio Composition
(% of Portfolio)

Short Term Investments            100.0%

Footnotes read:

Quoted Fund performance is for Class A shares.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

The Lutheran Brotherhood Money Market Fund seeks current income with stability of principal by investing in high-quality short-term debt securities.*

        A Share                     B Share              Institutional Share
------------------------   ------------------------   ------------------------
Ticker             LBMXX   Ticker             LBBXX   Ticker             LBIXX
Net Assets  $566,504,829   Net Assets    $1,410,376   Net Assets   $33,391,543
NAV                $1.00   NAV                $1.00   NAV                $1.00

Outlook

Currently, money market funds are reinvesting maturing securities at very low yield levels and we expect this to continue until the domestic economy shows signs of a stronger recovery, which is beginning to happen already this year. It is likely that the FOMC will not lower rates any further and may begin to raise rates as the economy picks up steam. Once the economy improves, interest rates will edge up, and money market yields will rise. We have already seen some investors shifting from the safety of money market funds back into the equities and corporate bond markets. We are maximizing liquidity this year to prepare for this eventual shift out of money market funds.

We have always taken a very conservative credit position and invest in a broad range of industries and maturities. We focus on strong, top tier companies with established and growing track records in terms of company fundamentals, strong balance sheets, customer service focus and leaders in their respective industries. We add value to our shareholders by following a conservative investment approach centered on the highest-quality money market securities.

LB Money Market Fund**

April 30, 2003

                         Class A      Class B      Institutional
----------------------------------------------------------------
7-Day Yield               0.40%        0.40%          0.88%
7-Day Effective Yield     0.41%        0.41%          0.89%

Average Annual Total Returns/1/

April 30, 2003

Class A/2/                1-Year         5-Year           10-Year
----------------------------------------------------------------
Net Asset Value            0.75%          3.50%            3.82%

                                                            From
                                                       Inception
Class B/2/                1-Year         5-Year        10/31/1997
----------------------------------------------------------------
Net Asset Value            0.75%          3.50%            3.63%

                                                            From
                                                       Inception
Institutional Class/2/    1-Year         5-Year        10/31/1997
----------------------------------------------------------------
Net Asset Value            1.19%          3.87%            3.99%

Footnotes read:

*    To the extent practicable, the underlying Fund intends to maintain a stable net asset value of $1.00 per share. An investment in the LB Money Market Fund is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the Fund.

**    Seven-day yields of the LB Money Market Fund refer to the income generated by an investment in the Fund over a specified seven-day period. Effective yields reflect the reinvestment of income. Yields are subject to daily fluctuation and should not be considered an indication of future results.

/1/   Past performance is not an indication of future results. Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. At various times, the Fund's adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund's total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

/2/   Class I shares have no sales load and are for institutional shareholders only.

Lutheran Brotherhood Opportunity Growth Fund
Schedule of Investments as of April 30, 2003 (unaudited) (a)

      Shares   Common Stock (94.8%)                                                                                 Value
-------------------------------------------------------------------------------------------------------------------------

Consumer Discretionary (17.2%)
-------------------------------------------------------------------------------------------------------------------------
      22,900   99 CENTS Only Stores*                                                                             $674,634
      13,400   Action Performance Companies, Inc.                                                                 247,766
      16,500   American Eagle Outfitters, Inc.*                                                                   288,750
       4,600   California Pizza Kitchen, Inc.*                                                                     92,736
      18,350   Cheesecake Factory, Inc.*                                                                          579,677
      30,250   Chico's FAS, Inc.                                                                                  736,285
       9,775   Christopher & Banks Corporation*                                                                   245,939
      28,800   Circuit City Stores, Inc. (Circuit City Group)                                                     165,024
       6,200   Coach, Inc.                                                                                        269,762
      12,000   Columbia Sportswear Company*                                                                       576,120
      42,400   Copart, Inc.*                                                                                      357,856
      31,000   Cost Plus, Inc.*                                                                                   952,630
      42,400   Crown Media Holdings, Inc., Class A*                                                               171,720
      28,400   Cumulus Media, Inc.*                                                                               489,616
      10,700   Emmis Communications Corporation*                                                                  202,979
      11,700   Entercom Communications Corporation*                                                               568,503
      11,200   Ethan Allen Interiors, Inc.                                                                        377,216
      14,500   Genesco, Inc.*                                                                                     217,500
      20,300   Gentex Corporation*                                                                                613,060
      25,700   Getty Images, Inc.*                                                                                869,945
      19,200   Hibbett Sporting Goods, Inc.*                                                                      521,472
      50,300   Insight Enterprises, Inc.*                                                                         379,262
      18,300   J. Jill Group, Inc.*                                                                               262,605
      11,300   Krispy Kreme Doughnuts, Inc.*                                                                      367,024
      20,500   Linens 'n Things, Inc.*                                                                            434,395
      35,300   Macrovision Corporation*                                                                           623,751
       2,700   McClatchy Company                                                                                  158,220
      18,400   Men's Wearhouse, Inc.*                                                                             306,360
      11,800   O'Reilly Automotive, Inc.*                                                                         349,988
      35,400   Oakley, Inc.*                                                                                      371,700
       6,300   P.F. Chang's China Bistro, Inc.                                                                    263,970
      17,037   Pacific Sunwear of California, Inc.                                                                388,955
      13,500   Panera Bread Company                                                                               459,405
      15,900   Papa John's International, Inc.*                                                                   378,102
      22,900   ProQuest Company*                                                                                  574,332
       5,100   Quiksilver, Inc.*                                                                                  166,260
      30,600   Radio One, Inc.*                                                                                   468,180
       3,100   Ryland Group, Inc.                                                                                 168,113
       9,700   Salem Communications Corporation*                                                                  204,282
      34,400   SBS Broadcasting SA*                                                                               517,376
      18,900   SCP Pool Corporation*                                                                              623,889
      26,050   Sonic Corporation*                                                                                 703,611
      38,900   Stride Rite Corporation                                                                            342,709
       5,600   Timberland Company*                                                                                279,944
      30,000   TiVo, Inc.*                                                                                        178,500
       4,800   Toro Company                                                                                       179,088
       9,200   Tractor Supply Company*                                                                            389,620
      26,800   Ultimate Electronics, Inc.*                                                                        226,460
      26,600   Wet Seal, Inc., Class A*                                                                           271,320
      14,100   Williams-Sonoma, Inc.                                                                              364,908
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Discretionary                                                                    19,621,519
=========================================================================================================================

Consumer Staples (1.7%)
-------------------------------------------------------------------------------------------------------------------------
      16,100   Chattem, Inc.*                                                                                     220,087
       6,900   Coca-Cola Bottling Company Consolidated                                                            349,885
      26,100   Performance Food Group Company*                                                                    915,588
       7,200   United Natural Foods, Inc.*                                                                        210,168
       3,500   Whole Foods Market, Inc.*                                                                          207,760
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Staples                                                                           1,903,488
=========================================================================================================================

Energy (5.5%)
-------------------------------------------------------------------------------------------------------------------------
      37,300   Cal Dive International, Inc.*                                                                      600,530
       7,700   Enterprise Products Partners, LP                                                                   174,328
      11,200   FMC Technologies, Inc.*                                                                            210,784
      17,300   Hydril Company*                                                                                    411,913
      16,000   National-Oilwell, Inc.*                                                                            335,840
       2,600   Newfield Exploration Company*                                                                       89,414
      23,000   Patterson-UTI Energy, Inc.*                                                                        761,070
      22,400   Pride International, Inc.*                                                                         347,648
      22,200   Prima Energy Corporation*                                                                          435,808
      16,000   Spinnaker Exploration Company*                                                                     342,400
      38,700   St. Mary Land & Exploration Company                                                                991,494
      12,000   Stone Energy Corporation*                                                                          421,560
       8,700   Teekay Shipping Corporation                                                                        330,165
      36,300   Ultra Petroleum Corporation*                                                                       363,000
      16,300   Unit Corporation*                                                                                  319,480
      26,600   Veritas DGC, Inc.*                                                                                 182,210
-------------------------------------------------------------------------------------------------------------------------
               Total Energy                                                                                     6,317,644
=========================================================================================================================

Financials (7.0%)
-------------------------------------------------------------------------------------------------------------------------
      15,600   Affiliated Managers Group, Inc.*                                                                   722,436
       4,800   Alexandria Real Estate Equities, Inc.                                                              203,040
      21,600   Charles Schwab Corporation                                                                         186,408
      12,100   Community First Bankshares, Inc.                                                                   325,744
      30,450   Doral Financial Corporation                                                                      1,218,302
       7,000   East West Bancorp, Inc.                                                                            236,950
       8,600   Federal Agricultural Mortgage Corporation*                                                         203,820
      21,200   Financial Federal Corporation*                                                                     474,880
      11,900   First Financial Bankshares, Inc.                                                                   476,226
      21,200   Greater Bay Bancorp                                                                                339,200
       9,500   Investment Technology Group, Inc.*                                                                 135,755
      18,200   Investors Financial Services Corporation                                                           396,942
      18,700   New York Community Bancorp, Inc.                                                                   649,264
      13,200   PartnerRe, Ltd.                                                                                    706,200
       5,900   Southwest Bancorporation of Texas, Inc.*                                                           200,482
       9,100   UCBH Holdings, Inc.                                                                                231,504
      15,800   W.R. Berkley Corporation                                                                           733,752
       8,000   WFS Financial, Inc.*                                                                               181,672
      11,300   Wintrust Financial Corporation                                                                     343,520
-------------------------------------------------------------------------------------------------------------------------
               Total Financials                                                                                 7,966,097
=========================================================================================================================

Health Care (20.6%)
-------------------------------------------------------------------------------------------------------------------------
      20,050   Accredo Health, Inc.                                                                               296,139
      14,100   Advanced Neuromodulation Systems, Inc.*                                                            590,367
       6,000   AdvancePCS, Inc.*                                                                                  180,360
       9,800   Advisory Board Company*                                                                            358,876
      27,800   Alexion Pharmaceuticals, Inc.*                                                                     366,682
      26,900   American Medical Systems Holdings, Inc.*                                                           426,903
      12,500   AMN Healthcare Services, Inc.*                                                                     113,750
      25,600   ArthroCare Corporation*                                                                            391,168
      12,700   Biosite Diagnostics, Inc.*                                                                         542,036
      43,300   Candela Corporation*                                                                               480,154
      46,200   Caremark Rx, Inc.*                                                                                 919,842
      20,000   Celgene Corporation*                                                                               532,200
      21,500   Cell Genesys, Inc.*                                                                                191,780
       2,000   Cephalon, Inc.*                                                                                     81,680
       6,500   Cerner Corporation*                                                                                129,870
       3,900   Charles River Laboratories International, Inc.*                                                    105,885
      16,700   Community Health Systems, Inc.*                                                                    317,300
      42,600   Conceptus, Inc.*                                                                                   444,318
      12,200   Covance, Inc.*                                                                                     216,306
      12,200   Coventry Health Care, Inc.*                                                                        498,004
      13,000   CV Therapeutics, Inc.*                                                                             259,740
      43,700   Cytyc Corporation*                                                                                 576,840
      15,300   Datascope Corporation                                                                              437,565
      20,100   DaVita, Inc.*                                                                                      414,462
      28,200   Diversa Corporation*                                                                               291,588
       9,000   Enzon Pharmaceuticals, Inc.*                                                                       123,480
      31,000   EPIX Medical, Inc.*                                                                                296,050
      44,500   Exelixis, Inc.*                                                                                    379,096
      39,350   First Horizon Pharmaceutical Corporation*                                                          106,560
      14,000   Galen Holdings plc                                                                                 396,620
      23,000   Gene Logic, Inc.*                                                                                  152,030
      26,600   Genencor International, Inc.*                                                                      293,930
       9,100   Henry Schein, Inc.*                                                                                392,665
      22,600   Inspire Pharmaceuticals, Inc.*                                                                     329,960
      24,500   Integra LifeSciences Holdings Corporation*                                                         653,905
      11,400   InterMune, Inc.*                                                                                   231,762
      18,100   Inverness Medical Innovations, Inc.*                                                               334,850
      27,100   KOS Pharmaceuticals, Inc.*                                                                         552,840
      16,900   Kyphon, Inc.*                                                                                      159,536
      17,700   LifePoint Hospitals, Inc.*                                                                         345,504
       8,300   Martek Biosciences Corporation*                                                                    282,449
      23,000   Med-Design Corporation*                                                                             95,680
      17,700   Medicines Company*                                                                                 363,735
       6,000   Medicis Pharmaceutical Corporation*                                                                345,840
       6,900   Mid Atlantic Medical Services, Inc.*                                                               300,495
      34,500   MIM Corporation*                                                                                   252,540
      10,700   Myriad Genetics, Inc.*                                                                             127,544
      16,200   Nastech Pharmaceutical Company*                                                                    126,684
      17,900   Neurocrine Biosciences, Inc.*                                                                      809,975
      18,200   Noven Pharmaceuticals, Inc.*                                                                       175,266
      21,900   NPS Pharmaceuticals, Inc.*                                                                         417,195
      12,375   Odyssey Healthcare, Inc.                                                                           319,770
      25,000   OSI Pharmaceuticals, Inc.*                                                                         525,000
      14,000   Pharmaceutical Product Development, Inc.*                                                          366,380
      12,400   PolyMedica Corporation                                                                             461,900
      24,400   Priority Healthcare Corporation*                                                                   556,320
      36,700   Province Healthcare Company                                                                        367,000
      30,600   QLT, Inc.*                                                                                         356,184
      18,100   Regeneron Pharmaceuticals, Inc.*                                                                   114,573
       9,400   Sicor, Inc.*                                                                                       168,542
      12,500   Sunrise Assisted Living, Inc.*                                                                     337,500
      16,200   SurModics, Inc.*                                                                                   588,708
      13,500   Taro Pharmaceutical Industries, Ltd.*                                                              617,760
       7,900   Triad Hospitals, Inc.*                                                                             173,879
       5,500   Trimeris, Inc.*                                                                                    244,145
      15,700   Wilson Greatbatch Technologies, Inc.*                                                              514,803
      18,900   Zoll Medical Corporation*                                                                          610,470
-------------------------------------------------------------------------------------------------------------------------
               Total Health Care                                                                               23,532,940
=========================================================================================================================

Industrials (14.0%)
-------------------------------------------------------------------------------------------------------------------------
       8,500   Actuant Corporation, Class A*                                                                      315,350
      47,900   Aeroflex, Inc.*                                                                                    257,702
       5,925   Alliant Techsystems, Inc.                                                                          318,291
       8,500   American Woodmark Corporation                                                                      407,575
      28,300   Atlantic Coast Airlines Holdings, Inc.*                                                            236,305
      10,800   Bright Horizons Family Solutions, Inc.*                                                            324,324
      29,000   C.H. Robinson Worldwide, Inc.                                                                    1,066,910
       8,600   Career Education Corporation*                                                                      517,118
      17,900   Charles River Associates, Inc.*                                                                    387,356
      32,200   CheckFree Corporation*                                                                             887,754
      16,300   Chemed Corporation                                                                                 568,218
      12,800   ChoicePoint, Inc.                                                                                  451,584
      17,800   Corinthian Colleges, Inc.                                                                          815,062
      27,800   Corporate Executive Board Company*                                                               1,139,522
      23,500   CoStar Group, Inc.*                                                                                523,110
      10,700   Cuno, Inc.*                                                                                        383,488
      14,800   Engineered Support Systems, Inc.                                                                   514,004
      32,800   Forward Air Corporation*                                                                           825,248
       1,600   FTI Consulting, Inc.*                                                                               72,400
      16,800   Global Payments, Inc.                                                                              520,968
      22,500   Iron Mountain, Inc.*                                                                               896,625
       6,200   ITT Educational Services, Inc.                                                                     182,900
       4,800   Jacobs Engineering Group, Inc.*                                                                    197,520
      11,200   Jetblue Airways Corporation*                                                                       352,016
       8,000   Mercury Computer Systems, Inc.*                                                                    168,000
      59,800   Mesa Air Group, Inc.*                                                                              321,724
      14,900   Mueller Industries, Inc.*                                                                          380,695
      37,700   On Assignment, Inc.*                                                                               180,960
      29,300   Pegasus Solutions, Inc.*                                                                           348,670
      18,800   Right Management Consultants, Inc.*                                                                235,000
      17,000   Stericycle, Inc.                                                                                   667,930
      34,700   Stewart & Stevenson Services, Inc.                                                                 465,327
      34,700   TeleTech Holdings, Inc.*                                                                           141,576
       7,900   Apollo Group, Inc. (University of Phoenix Online)*                                                 348,706
      10,700   Waste Connections, Inc.*                                                                           359,948
      10,600   World Fuel Services Corporation                                                                    227,052
-------------------------------------------------------------------------------------------------------------------------
               Total Industrials                                                                               16,006,938
=========================================================================================================================

Information Technology (26.5%)
-------------------------------------------------------------------------------------------------------------------------
      29,650   Activision, Inc.*                                                                                  453,645
      18,600   Advanced Energy Industries, Inc.*                                                                  178,746
      31,600   Advanced Fibre Communications, Inc.*                                                               483,480
      16,100   Advent Software, Inc.*                                                                             202,699
      40,900   Agile Software Corporation*                                                                        283,846
       5,300   Analogic Corporation                                                                               253,075
       4,800   Applied Films Corporation*                                                                         104,400
      19,400   ASM International NV*                                                                              264,422
      24,800   Asyst Technologies, Inc.*                                                                          118,296
      20,600   ATMI, Inc.*                                                                                        434,639
      20,900   Autodesk, Inc.                                                                                     325,204
      17,500   Avid Technology, Inc.*                                                                             480,725
      20,100   Avocent Corporation*                                                                               595,362
      11,200   Borland Software Corporation*                                                                      101,584
      30,600   Brooks Automation, Inc.*                                                                           259,182
      10,100   Business Objects SA ADR*                                                                           219,473
      53,100   Cable Design Technologies Corporation*                                                             366,921
      10,600   CACI International, Inc.*                                                                          370,258
      38,300   ChipPAC, Inc.*                                                                                     206,820
      13,900   Cognex Corporation*                                                                                304,271
      11,300   Cognizant Technology Solutions Corporation                                                         202,948
      10,200   Cognos, Inc.*                                                                                      276,828
      15,700   Coherent, Inc.*                                                                                    361,100
      27,700   Comverse Technology, Inc.*                                                                         362,039
      22,800   Cree, Inc.*                                                                                        454,860
      16,500   Cymer, Inc.*                                                                                       471,075
      26,000   Dendrite International, Inc.*                                                                      266,240
      12,200   Digital Insight Corporation*                                                                       197,152
      25,900   Documentum, Inc.*                                                                                  476,301
      14,000   DSP Group Inc.*                                                                                    292,600
      31,400   Earthlink, Inc.*                                                                                   216,346
      13,600   Electro Scientific Industries, Inc.*                                                               182,648
      13,000   Electronics for Imaging, Inc.*                                                                     249,600
      28,800   Embarcadero Technologies, Inc.*                                                                    197,568
      17,400   Emulex Corporation*                                                                                356,526
      21,300   Exar Corporation*                                                                                  314,175
      10,200   Fair Isaac Corporation                                                                             531,216
      15,800   FEI Company*                                                                                       288,982
       7,100   FLIR Systems, Inc.*                                                                                369,768
       7,200   Global Imaging Systems, Inc.*                                                                      133,200
      18,000   Helix Technology Corporation                                                                       207,360
      21,700   Hutchinson Technology, Inc.*                                                                       512,988
      10,500   Hyperion Solutions Corporation*                                                                    296,940
      15,700   Integrated Circuit Systems, Inc.*                                                                  341,004
      10,900   Internet Security Systems, Inc.*                                                                   143,008
      12,000   Intersil Corporation*                                                                              222,000
      12,700   Itron, Inc.*                                                                                       254,254
      21,800   JDA Software Group, Inc.*                                                                          245,468
      30,900   Kopin Corporation*                                                                                 148,629
       8,900   Kronos, Inc.*                                                                                      406,018
      25,400   Lam Research Corporation*                                                                          369,062
      17,600   LendingTree, Inc.*                                                                                 249,392
       7,000   Logitech International, ADR*                                                                       255,430
      18,000   Manhattan Associates, Inc.*                                                                        435,420
      16,700   Mantech International Corporation*                                                                 260,520
      15,100   Marvell Technology Group, Ltd.*                                                                    348,493
      15,900   MAXIMUS, Inc.*                                                                                     383,190
       5,100   Mercury Interactive Corporation*                                                                   173,094
      28,100   Merix Corporation*                                                                                 123,921
      10,300   MicroStrategy, Inc.*                                                                               283,559
      34,200   MKS Instruments, Inc.*                                                                             477,432
      16,800   MRO Software, Inc.*                                                                                143,976
      36,852   NetIQ Corporation*                                                                                 507,821
      37,500   NetScreen Technologies, Inc.*                                                                      760,500
      33,300   O2Micro International, Ltd.*                                                                       389,277
      25,600   OmniVision Technologies, Inc.*                                                                     621,568
      19,500   Open Text Corporation*                                                                             559,650
      21,800   Overture Services, Inc.*                                                                           233,260
      13,700   Palm, Inc.*                                                                                        131,383
      24,200   PEC Solutions, Inc.*                                                                               357,434
      15,600   Photon Dynamics, Inc.*                                                                             341,640
      22,900   Photronics, Inc.*                                                                                  287,853
      22,500   Pixelworks, Inc.*                                                                                  167,625
      13,000   Plantronics, Inc.*                                                                                 240,500
      20,000   Plexus Corporation*                                                                                203,600
      17,100   Polycom, Inc.*                                                                                     167,922
      11,600   Power Integrations, Inc.*                                                                          256,731
      16,700   Quest Software, Inc.*                                                                              178,690
      25,800   Radiant Systems, Inc.*                                                                             163,314
      23,100   RadiSys Corporation*                                                                               195,426
      35,700   RealNetworks, Inc.*                                                                                183,141
      32,400   REMEC, Inc.*                                                                                       160,380
       6,600   Rudolph Technologies, Inc.*                                                                         99,726
      12,900   SafeNet, Inc.*                                                                                     305,214
       7,800   SanDisk Corporation*                                                                               188,760
      21,400   Scientific-Atlanta, Inc.                                                                           347,750
      23,900   Seachange International, Inc.*                                                                     192,395
       7,576   Secure Computing Corporation*                                                                       43,410
      15,100   SERENA Software, Inc.*                                                                             237,976
      11,000   Silicon Laboratories, Inc.*                                                                        312,950
      32,500   Skyworks Solutions, Inc.*                                                                          173,875
      15,500   Take-Two Interactive Software, Inc.*                                                               348,750
      22,000   Tekelec, Inc.*                                                                                     236,720
      23,550   THQ, Inc.*                                                                                         332,762
       8,100   UTStarcom, Inc.*                                                                                   176,345
      17,200   Varian Semiconductor Equipment , Inc.*                                                             396,460
      12,300   Varian, Inc.*                                                                                      388,803
      23,600   Verisity, Ltd.*                                                                                    276,828
      24,800   Verity, Inc.*                                                                                      409,944
      27,900   WebEx Communications, Inc.*                                                                        287,370
      21,000   Websense, Inc.*                                                                                    299,670
       3,000   Zebra Technologies Corporation*                                                                    200,010
      16,700   Zoran Corporation                                                                                  297,093
-------------------------------------------------------------------------------------------------------------------------
               Total Information Technology                                                                    30,149,904
=========================================================================================================================

Materials (0.8%)
-------------------------------------------------------------------------------------------------------------------------
       7,000   Cabot Corporation                                                                                  195,090
       6,900   Minerals Technologies, Inc.                                                                        305,325
       4,600   Rayonier, Inc.                                                                                     231,656
       7,200   Silgan Holdings, Inc.*                                                                             191,664
-------------------------------------------------------------------------------------------------------------------------
               Total Materials                                                                                    923,735
=========================================================================================================================

Telecommunication Services (1.2%)
-------------------------------------------------------------------------------------------------------------------------
      15,200   Commonwealth Telephone Enterprises, Inc.*                                                          604,200
      21,300   Crown Castle International Corporation*                                                            135,681
      12,100   EMS Technologies, Inc.*                                                                            147,015
      10,700   Vimpel Communications SP ADR*                                                                      426,502
-------------------------------------------------------------------------------------------------------------------------
               Total Telecommunication Services                                                                 1,313,398
=========================================================================================================================

Utilities (0.3%)
-------------------------------------------------------------------------------------------------------------------------
      15,000   Atmos Energy Corporation                                                                           341,700
-------------------------------------------------------------------------------------------------------------------------
               Total Utilities                                                                                    341,700
-------------------------------------------------------------------------------------------------------------------------
               Total Common Stock (cost $114,445,211)                                                         108,077,363
=========================================================================================================================

   Principal
      Amount   Long-Term Fixed Income(b)                                Interest Rate     Maturity Date             Value
-------------------------------------------------------------------------------------------------------------------------
      $1,329   Timco Aviation Services, Inc., Payment-in-Kind Bond
               (c)                                                                8.0%         1/2/2007                $1
-------------------------------------------------------------------------------------------------------------------------
               Total Long-Term Fixed Income (cost $332)                                                                 1
=========================================================================================================================

   Principal
      Amount   Short-Term Investments (5.2%)                         Interest Rate(d)     Maturity Date             Value
-------------------------------------------------------------------------------------------------------------------------
  $3,930,000   New Center Asset Trust                                           1.360%         5/1/2003        $3,930,000
   1,000,000   Stellar Funding Group, Inc.                                      1.260         5/19/2003           999,370
   1,000,000   Stellar Funding Group, Inc.                                      1.260         5/23/2003           999,230
-------------------------------------------------------------------------------------------------------------------------
               Total Short-Term Investments (at amortized cost)                                                 5,928,600
-------------------------------------------------------------------------------------------------------------------------
               Total Investments (cost $120,374,143)                                                         $114,005,964
=========================================================================================================================

* Non-income producing security.

(a)    The categories of investments are shown as a percentage of total investments.

(b)    The market value of the denoted categories of investments represents less than 0.1% of the total investment of the Lutheran Brotherhood Opportunity Growth Fund.

(c)    Non-income producing and trading flat.

(d)    The interest rate shown reflects the current yield.

The accompanying notes to the financial statements are an integral part of this schedule.

Lutheran Brotherhood Mid Cap Growth Fund
Schedule of Investments as of April 30, 2003 (unaudited)(a)

      Shares   Common Stock (96.5%)                                                                                 Value
-------------------------------------------------------------------------------------------------------------------------

Consumer Discretionary (22.0%)
-------------------------------------------------------------------------------------------------------------------------
       5,100   99 CENTS Only Stores*                                                                             $150,246
      33,800   Abercrombie & Fitch Company*                                                                     1,111,344
       4,600   Advance Auto Parts, Inc.*                                                                          228,804
      27,800   Amazon.com, Inc.*                                                                                  797,026
      10,500   American Eagle Outfitters, Inc.*                                                                   183,750
       7,100   AutoZone, Inc.*                                                                                    573,751
      32,060   Bed Bath & Beyond, Inc.*                                                                         1,266,691
       8,850   Best Buy Company, Inc.                                                                             306,033
      28,700   Brinker International, Inc.*                                                                       911,225
       9,200   Cablevision Systems Corporation Holdings*                                                          206,264
       9,800   CDW Computer Centers, Inc.*                                                                        417,872
      14,600   CEC Entertainment, Inc.*                                                                           439,606
       7,450   Cheesecake Factory, Inc.*                                                                          235,346
      18,400   Chico's FAS, Inc.                                                                                  447,856
      21,700   Coach, Inc.                                                                                        944,167
      10,500   Cost Plus, Inc.*                                                                                   322,665
      16,200   Cox Radio, Inc.*                                                                                   369,522
       6,600   D.R. Horton, Inc.                                                                                  156,420
      10,300   Darden Restaurants, Inc.                                                                           180,353
      23,980   Dollar Tree Stores, Inc.*                                                                          610,291
       5,800   E.W. Scripps Company                                                                               459,650
       2,900   eBay, Inc.*                                                                                        269,033
      12,300   EchoStar Communications Corporation*                                                               368,508
      15,300   Entercom Communications Corporation*                                                               743,427
      23,500   Family Dollar Stores, Inc.                                                                         803,465
      33,100   Gap, Inc.                                                                                          550,453
      25,700   Gentex Corporation*                                                                                776,140
      18,900   Getty Images, Inc.*                                                                                639,765
       4,240   Harley-Davidson, Inc.                                                                              188,426
      13,000   Harman International Industries, Inc.                                                              865,670
      23,000   Hispanic Broadcasting Corporation*                                                                 589,950
       6,300   Krispy Kreme Doughnuts, Inc.*                                                                      204,624
      24,300   Lamar Advertising Company*                                                                         872,856
         360   Lennar Corporation, Class B                                                                         19,278
       3,600   Lennar Corporation, Class A                                                                        195,264
       6,200   Linens 'n Things, Inc.*                                                                            131,378
      12,500   Mattel, Inc.                                                                                       271,750
      14,000   Michaels Stores, Inc.*                                                                             437,360
      18,500   O'Reilly Automotive, Inc.*                                                                         548,710
      15,400   Office Depot, Inc.*                                                                                194,964
       7,900   Outback Steakhouse, Inc.                                                                           282,346
      15,300   PETsMART, Inc.*                                                                                    231,489
      15,600   Pier 1 Imports, Inc.                                                                               289,536
       4,400   Pixar, Inc.*                                                                                       256,916
      24,800   Radio One, Inc.*                                                                                   379,440
       3,400   Rent-A-Center, Inc.*                                                                               218,280
       9,800   Ross Stores, Inc.                                                                                  371,420
      10,700   Royal Caribbean Cruises, Ltd.                                                                      198,699
       6,600   Sonic Corporation*                                                                                 178,266
      29,000   Staples, Inc.*                                                                                     552,160
      31,100   Starbucks Corporation*                                                                             730,539
       6,600   Starwood Hotels & Resorts Worldwide, Inc.                                                          177,144
      15,400   Talbots, Inc.                                                                                      441,210
      10,600   Tiffany & Company                                                                                  294,044
       6,600   Timberland Company*                                                                                329,934
      11,700   TJX Companies, Inc.                                                                                225,225
      17,600   Toll Brothers, Inc.*                                                                               409,200
      22,600   Univision Communications, Inc.*                                                                    684,328
      11,267   USA Interactive, Inc.*                                                                             337,447
      12,000   Weight Watchers International, Inc.*                                                               563,760
       5,300   Wendy's International, Inc.                                                                        153,912
      16,600   Westwood One, Inc.*                                                                                579,340
      30,400   Williams-Sonoma, Inc.                                                                              786,752
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Discretionary                                                                    27,661,290
=========================================================================================================================

Consumer Staples (0.9%)
-------------------------------------------------------------------------------------------------------------------------
       4,400   Dean Foods Company*                                                                                191,532
      12,700   Pepsi Bottling Group, Inc.                                                                         260,858
       6,400   Performance Food Group Company*                                                                    224,512
       7,450   Whole Foods Market, Inc.*                                                                          442,232
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Staples                                                                           1,119,134
=========================================================================================================================

Energy (6.3%)
-------------------------------------------------------------------------------------------------------------------------
      10,710   Apache Corporation                                                                                 613,148
      28,720   BJ Services Company*                                                                             1,048,567
       5,500   Cooper Cameron Corporation*                                                                        263,230
      13,786   Devon Energy Corporation                                                                           651,398
      10,100   ENSCO International, Inc.                                                                          256,540
      16,200   EOG Resources, Inc.                                                                                605,556
      10,454   Global SantaFe Corporation                                                                         221,207
       6,600   Murphy Oil Corporation                                                                             274,890
      19,300   Nabors Industries, Ltd.*                                                                           756,560
       6,600   National-Oilwell, Inc.*                                                                            138,534
       6,900   Noble Corporation*                                                                                 213,555
      25,000   Patterson-UTI Energy, Inc.*                                                                        827,250
       8,200   Pioneer Natural Resources Company*                                                                 196,144
       4,200   Pogo Producing Company                                                                             166,320
      26,020   Smith International, Inc.                                                                          925,270
       4,000   Valero Energy Corporation                                                                          147,000
       7,100   Weatherford International, Ltd.*                                                                   285,633
      18,066   XTO Energy, Inc.                                                                                   352,287
-------------------------------------------------------------------------------------------------------------------------
               Total Energy                                                                                     7,943,089
=========================================================================================================================

Financials (9.1%)
-------------------------------------------------------------------------------------------------------------------------
      13,900   A.G. Edwards, Inc.                                                                                 414,637
      11,700   Affiliated Managers Group, Inc.*                                                                   541,827
       6,150   Ambac Financial Group, Inc.                                                                        358,853
      10,300   Arthur J. Gallagher & Company                                                                      257,397
      13,300   Bank of Hawaii Corporation                                                                         438,368
      12,150   BlackRock, Inc.*                                                                                   552,582
       6,000   Capital One Financial Corporation                                                                  251,220
       7,770   Charter One Financial, Inc.                                                                        225,719
      10,450   City National Corporation                                                                          430,227
       7,300   Commerce Bancorp, Inc.                                                                             296,891
       8,500   Countrywide Financial Corporation                                                                  574,600
      13,650   Doral Financial Corporation                                                                        546,137
      12,500   East West Bancorp, Inc.                                                                            423,125
      17,300   Eaton Vance Corporation                                                                            515,540
       2,900   Everest Re Group, Ltd.                                                                             201,985
       7,800   Federated Investors, Inc.                                                                          212,862
       9,570   Fidelity National Financial, Inc.                                                                  329,208
       9,000   Investors Financial Services Corporation                                                           196,290
       4,800   Legg Mason, Inc.                                                                                   260,640
       8,700   Moody's Corporation                                                                                420,123
       8,200   National Commerce Financial Corporation                                                            166,788
      10,300   New York Community Bancorp, Inc.                                                                   357,616
      10,700   North Fork Bancorporation, Inc.                                                                    346,252
       4,900   PartnerRe, Ltd.                                                                                    262,150
       4,700   Radian Group, Inc.                                                                                 186,590
       5,300   RenaissanceRe Holdings, Ltd.                                                                       234,737
       5,200   SEI Investments Company                                                                            136,916
       2,600   SLM Corporation                                                                                    291,200
       7,300   TCF Financial Corporation                                                                          289,080
      13,150   Union Planters Corporation                                                                         375,301
      13,200   United Bankshares, Inc.                                                                            381,216
       4,300   W.R. Berkley Corporation                                                                           199,692
      10,300   Willis Group Holdings, Ltd.                                                                        321,257
       5,000   XL Capital, Ltd.                                                                                   411,500
-------------------------------------------------------------------------------------------------------------------------
               Total Financials                                                                                11,408,526
=========================================================================================================================

Health Care (19.4%)
-------------------------------------------------------------------------------------------------------------------------
      11,550   Accredo Health, Inc.                                                                               170,594
      25,000   AdvancePCS, Inc.*                                                                                  751,500
       7,200   Allergan, Inc.                                                                                     505,800
      10,600   AmerisourceBergen Corporation                                                                      613,210
      10,603   Anthem, Inc.*                                                                                      727,790
      12,300   Barr Laboratories, Inc.                                                                            683,880
       6,200   Biogen, Inc.*                                                                                      235,538
      11,757   Biomet, Inc.                                                                                       358,118
      12,200   Biovail Corporation*                                                                               441,030
       7,800   Boston Scientific Corporation*                                                                     335,790
      58,800   Caremark Rx, Inc.*                                                                               1,170,708
       7,000   Celgene Corporation*                                                                               186,270
       6,300   Cephalon, Inc.*                                                                                    257,292
       8,300   Charles River Laboratories International, Inc.*                                                    225,345
      25,400   Community Health Systems, Inc.*                                                                    482,600
       5,100   Coventry Health Care, Inc.*                                                                        208,182
      27,300   Cytyc Corporation*                                                                                 360,360
       6,900   Dentsply International, Inc.                                                                       258,405
      10,400   Express Scripts, Inc.*                                                                             613,184
      17,400   First Health Group Corporation*                                                                    435,870
      12,280   Forest Laboratories, Inc.                                                                          635,122
      12,400   Genzyme Corporation*                                                                               499,472
      28,000   Gilead Sciences, Inc.*                                                                           1,291,915
       4,500   Guidant Corporation*                                                                               175,455
      13,550   Health Management Associates, Inc.                                                                 231,163
       7,400   Henry Schein, Inc.*                                                                                319,310
      21,350   IDEC Pharmaceuticals Corporation*                                                                  699,213
      11,438   IMS Health, Inc.                                                                                   176,145
       8,000   Invitrogen Corporation*                                                                            261,600
      18,550   IVAX Corporation*                                                                                  298,099
      21,124   King Pharmaceuticals, Inc.*                                                                        266,374
      14,200   Laboratory Corporation of America Holdings                                                         418,332
      13,800   Lincare Holdings, Inc.*                                                                            419,106
      21,700   Manor Care, Inc.*                                                                                  422,065
      10,300   Medicis Pharmaceutical Corporation*                                                                593,692
      31,300   MedImmune, Inc.*                                                                                 1,103,951
       4,500   Mid Atlantic Medical Services, Inc.*                                                               195,975
      24,000   Mylan Laboratories, Inc.                                                                           678,480
      23,300   Omnicare, Inc.                                                                                     617,916
       6,500   Oxford Health Plans, Inc.*                                                                         190,255
      10,200   Province Healthcare Company                                                                        102,000
       8,000   Quest Diagnostics, Inc.*                                                                           478,000
      17,800   Sicor, Inc.*                                                                                       319,154
      14,100   St. Jude Medical, Inc.                                                                             739,686
       5,000   Stryker Corporation                                                                                335,050
       9,200   TECHNE Corporation*                                                                                204,332
       9,400   Teva Pharmaceutical Industries , Ltd.                                                              438,980
      17,000   Triad Hospitals, Inc.*                                                                             374,170
       9,400   Universal Health Services, Inc.*                                                                   363,498
      13,900   Varian Medical Systems, Inc.*                                                                      748,654
      57,500   WebMD Corporation*                                                                                 554,300
       9,600   WellPoint Health Networks, Inc.*                                                                   729,024
      11,100   Zimmer Holdings, Inc.*                                                                             520,590
-------------------------------------------------------------------------------------------------------------------------
               Total Health Care                                                                               24,422,544
=========================================================================================================================

Industrials (12.5%)
-------------------------------------------------------------------------------------------------------------------------
       7,350   Alliant Techsystems, Inc.                                                                          394,842
       8,800   American Standard Companies, Inc.*                                                                 626,472
      22,900   Apollo Group, Inc.*                                                                              1,241,157
       8,700   Aramark Corporation, Class B*                                                                      199,752
      25,200   BISYS Group, Inc.*                                                                                 425,376
      21,600   C.H. Robinson Worldwide, Inc.                                                                      794,664
       7,300   Career Education Corporation*                                                                      438,949
      21,400   CheckFree Corporation*                                                                             589,998
      10,200   ChoicePoint, Inc.                                                                                  359,856
       5,400   Cintas Corporation                                                                                 193,860
      20,300   Concord EFS, Inc.*                                                                                 280,749
      16,700   Corinthian Colleges, Inc.                                                                          764,693
      13,500   Corporate Executive Board Company*                                                                 553,365
       7,100   Danaher Corporation                                                                                489,758
       8,900   Deere & Company                                                                                    391,867
      10,300   DeVry, Inc.*                                                                                       238,342
       5,000   DST Systems, Inc.*                                                                                 153,500
       5,900   Education Management Corporation*                                                                  288,038
      17,700   Equifax, Inc.                                                                                      410,463
      18,520   Expeditors International of Washington, Inc.                                                       673,369
      20,800   Fastenal Company                                                                                   719,472
      15,950   Fiserv, Inc.*                                                                                      469,568
       2,900   FTI Consulting, Inc.*                                                                              131,225
       6,300   Global Payments, Inc.                                                                              195,363
       4,500   H&R Block, Inc.                                                                                    173,790
       6,800   Iron Mountain, Inc.*                                                                               270,980
       2,900   ITT Industries, Inc.                                                                               169,070
       6,100   J.B. Hunt Transport Services, Inc.*                                                                210,755
      15,700   Jacobs Engineering Group, Inc.*                                                                    646,055
      11,400   L-3 Communications Holdings, Inc.                                                                  506,160
      16,800   Manpower, Inc.                                                                                     552,384
      19,200   Pall Corporation                                                                                   405,504
      32,700   Robert Half International, Inc.*                                                                   532,356
       9,100   Shaw Group, Inc.*                                                                                  106,015
       6,400   SPX Corporation                                                                                    216,320
       8,000   Stericycle, Inc.                                                                                   314,320
       9,300   Swift Transportation Company, Inc.*                                                                168,516
       9,300   W.W. Grainger, Inc.                                                                                429,195
-------------------------------------------------------------------------------------------------------------------------
               Total Industrials                                                                               15,726,118
=========================================================================================================================

Information Technology (23.0%)
-------------------------------------------------------------------------------------------------------------------------
      11,250   Activision, Inc.*                                                                                  172,125
      25,700   Adobe Systems, Inc.                                                                                888,192
      20,600   Affiliated Computer Services, Inc.*                                                                982,620
      18,800   Altera Corporation*                                                                                297,228
      41,300   Amdocs, Ltd.*                                                                                      729,358
      19,900   Analog Devices, Inc.*                                                                              659,088
      45,200   AVX Corporation                                                                                    480,476
      67,000   BEA Systems, Inc.*                                                                                 717,570
      13,800   BMC Software, Inc.*                                                                                205,896
      21,650   Brocade Communications Systems, Inc.*                                                              124,921
      14,700   Business Objects SA ADR*                                                                           319,431
      72,800   CIENA Corporation*                                                                                 354,536
      19,400   Citrix Systems, Inc.*                                                                              367,824
       2,838   Cognizant Technology Solutions Corporation                                                          50,970
      23,600   Cognos, Inc.*                                                                                      640,504
       8,700   Cymer, Inc.*                                                                                       248,385
      10,200   Electronic Arts, Inc.*                                                                             604,554
      28,900   EMC Corporation*                                                                                   262,701
       9,000   Emulex Corporation*                                                                                184,410
       9,200   Expedia, Inc.                                                                                      531,668
       4,000   Fair Isaac Corporation                                                                             208,320
      18,000   Fairchild Semiconductor International, Inc.*                                                       213,660
      21,400   Flextronics International, Ltd.*                                                                   187,250
      51,700   Foundry Networks, Inc.*                                                                            562,496
       3,000   Hotels.com*                                                                                        214,800
      19,500   Integrated Circuit Systems, Inc.*                                                                  423,540
      29,100   Intersil Corporation*                                                                              538,350
      15,400   Intuit, Inc.*                                                                                      597,212
      37,200   Jabil Circuit, Inc.*                                                                               695,640
      57,400   Juniper Networks, Inc.*                                                                            586,628
       6,780   KLA-Tencor Corporation*                                                                            277,980
      37,300   Lam Research Corporation*                                                                          541,969
       6,400   Lexmark International, Inc.*                                                                       476,864
       6,300   Linear Technology Corporation                                                                      217,161
      20,400   Macromedia, Inc.*                                                                                  257,244
      28,900   Marvell Technology Group, Ltd.*                                                                    666,983
      17,360   Maxim Integrated Products, Inc.                                                                    682,074
      29,400   Mercury Interactive Corporation*                                                                   997,836
      37,110   Microchip Technology, Inc.                                                                         771,517
      14,100   National Instruments Corporation*                                                                  452,328
      21,600   National Semiconductor Corporation*                                                                404,568
      10,300   NetScreen Technologies, Inc.*                                                                      208,884
      73,700   Network Appliance, Inc.*                                                                           978,736
      13,900   Network Associates, Inc.*                                                                          158,877
      15,730   Novellus Systems, Inc.*                                                                            441,069
      12,000   NVIDIA Corporation*                                                                                171,240
      17,400   PeopleSoft, Inc.*                                                                                  261,522
      24,000   QLogic Corporation*                                                                              1,055,760
      25,000   Research in Motion, Ltd.*                                                                          390,750
      22,400   RF Micro Devices, Inc.*                                                                            106,400
      23,600   Scientific-Atlanta, Inc.                                                                           383,500
      13,800   Semtech Corporation*                                                                               219,420
      14,400   Siebel Systems, Inc.*                                                                              124,848
      29,160   SunGard Data Systems, Inc.*                                                                        626,940
      18,200   Symantec Corporation*                                                                              799,890
       6,000   Synopsys, Inc.*                                                                                    291,840
       8,500   Tech Data Corporation*                                                                             204,000
      21,500   Tektronix, Inc.*                                                                                   403,555
      16,000   UTStarcom, Inc.*                                                                                   348,336
      18,400   Varian Semiconductor Equipment, Inc.*                                                              424,120
      15,500   VeriSign, Inc.*                                                                                    192,510
      33,600   VERITAS Software Corporation*                                                                      739,536
      27,500   Vishay Intertechnology, Inc.*                                                                      343,750
       6,800   Waters Corporation*                                                                                163,268
      19,740   Xilinx, Inc.*                                                                                      534,362
      17,500   Yahoo!, Inc.*                                                                                      433,650
       2,600   Zebra Technologies Corporation*                                                                    173,342
-------------------------------------------------------------------------------------------------------------------------
               Total Information Technology                                                                    28,976,982
=========================================================================================================================

Materials (2.1%)
-------------------------------------------------------------------------------------------------------------------------
      20,600   Arch Coal, Inc.                                                                                    372,448
      14,900   Cytec Industries, Inc.*                                                                            476,949
      10,400   Ecolab, Inc.                                                                                       531,336
      11,800   Packaging Corporation of America*                                                                  221,958
      10,100   Pactiv Corporation*                                                                                207,252
      12,900   Phelps Dodge Corporation*                                                                          402,351
       7,300   Praxair, Inc.                                                                                      423,984
-------------------------------------------------------------------------------------------------------------------------
               Total Materials                                                                                  2,636,278
=========================================================================================================================

Telecommunication Services (0.7%)
-------------------------------------------------------------------------------------------------------------------------
      39,900   Nextel Communications, Inc.*                                                                       590,121
      13,000   United States Cellular Corporation*                                                                312,650
-------------------------------------------------------------------------------------------------------------------------
               Total Telecommunication Services                                                                   902,771
=========================================================================================================================

Utilities (0.5%)
-------------------------------------------------------------------------------------------------------------------------
      11,700   Equitable Resources, Inc.                                                                          449,514
       5,000   Kinder Morgan, Inc.                                                                                235,100
-------------------------------------------------------------------------------------------------------------------------
               Total Utilities                                                                                    684,614
-------------------------------------------------------------------------------------------------------------------------
               Total Common Stock (cost $123,725,369)                                                         121,481,346
=========================================================================================================================

   Principal
      Amount   Short-Term Investments (3.5%)                            Interest Rate(b)  Maturity Date             Value
-------------------------------------------------------------------------------------------------------------------------
  $4,400,000   New Center Asset Trust                                           1.360%         5/1/2003        $4,400,000
-------------------------------------------------------------------------------------------------------------------------
               Total Short-Term Investments (at amortized cost)                                                 4,400,000
-------------------------------------------------------------------------------------------------------------------------
               Total Investments (cost $128,125,369)                                                         $125,881,346
=========================================================================================================================

* Non-income producing security.

(a)    The categories of investments are shown as a percentage of total investments.

(b)    The interest rate shown reflects the current yield.

The accompanying notes to the financial statements are an integral part of this schedule.

Lutheran Brotherhood World Growth Fund
Schedule of Investments as of April 30, 2003 (unaudited)(a)

      Shares   Common Stock (97.5%)                                                                                 Value
-------------------------------------------------------------------------------------------------------------------------

Australia (1.1%)
-------------------------------------------------------------------------------------------------------------------------
      75,000   BHP Billiton, Ltd.*                                                                               $424,121
      57,790   News Corporation, Ltd.*                                                                            341,260
-------------------------------------------------------------------------------------------------------------------------
               Total Australia                                                                                    765,381
=========================================================================================================================

Belgium (1.1%)
-------------------------------------------------------------------------------------------------------------------------
      22,630   Dexia*                                                                                             259,386
      18,300   Fortis*                                                                                            304,728
       9,470   Fortis (Amsterdam Exchange)*                                                                       158,961
       3,306   UCB SA*                                                                                             91,505
-------------------------------------------------------------------------------------------------------------------------
               Total Belgium                                                                                      814,580
=========================================================================================================================

Brazil (0.6%)
-------------------------------------------------------------------------------------------------------------------------
       7,294   Companhia Brasileira de Distribuicao Grupo Pao de
               Acucar ADR*                                                                                        105,763
      19,490   Petroleo Brasileiro SA-- Petrobras ADR*                                                            333,474
-------------------------------------------------------------------------------------------------------------------------
               Total Brazil                                                                                       439,237
=========================================================================================================================

Canada (0.5%)
-------------------------------------------------------------------------------------------------------------------------
       3,540   Alcan, Inc.*                                                                                       103,639
       3,680   Celestica, Inc. ADR*                                                                                42,541
       4,240   Royal Bank of Canada*                                                                              176,741
-------------------------------------------------------------------------------------------------------------------------
               Total Canada                                                                                       322,921
=========================================================================================================================

Denmark (0.6%)
-------------------------------------------------------------------------------------------------------------------------
      12,300   Novo Nordisk A/S*                                                                                  445,585
-------------------------------------------------------------------------------------------------------------------------
               Total Denmark                                                                                      445,585
=========================================================================================================================

Finland (1.8%)
-------------------------------------------------------------------------------------------------------------------------
      78,020   Nokia Oyj*                                                                                       1,320,071
-------------------------------------------------------------------------------------------------------------------------
               Total Finland                                                                                    1,320,071
=========================================================================================================================

France (15.6%)
-------------------------------------------------------------------------------------------------------------------------
      20,885   Aventis SA*                                                                                      1,060,799
      29,456   Axa*                                                                                               447,429
      29,114   Banque Nationale de Paris*                                                                       1,366,668
       1,268   Cap Gemini SA*                                                                                      39,455
       2,250   Carrefour SA*                                                                                       97,860
      12,244   Compagnie de Saint-Gobain*                                                                         423,894
       2,103   Equant NV*                                                                                          12,228
      33,000   France Telecom SA*                                                                                 762,388
         850   Groupe Danone*                                                                                     120,290
       3,042   Hermes International*                                                                              423,028
       3,814   L'Oreal SA*                                                                                        272,641
         846   LAFARGE SA*                                                                                         56,841
      10,254   LVMH Moet Hennessy Louis Vuitton SA*                                                               447,468
      22,060   Orange SA*                                                                                         176,775
       1,672   Pinault-Printemps-Redoute SA*                                                                      116,816
      19,917   Sanofi-Synthelabo SA*                                                                            1,188,129
       9,478   Schneider Electric SA*                                                                             448,724
       4,134   Societe Generale*                                                                                  252,838
      20,304   Societe Television Francaise 1*                                                                    570,370
      24,378   Sodexho Alliance SA*                                                                               554,763
      10,100   Thomson Multimedia SA*                                                                             148,006
      16,120   Total Fina Elf SA*                                                                               2,113,951
       7,206   Vivendi Universal SA*                                                                              117,419
-------------------------------------------------------------------------------------------------------------------------
               Total France                                                                                    11,218,780
=========================================================================================================================

Germany (2.1%)
-------------------------------------------------------------------------------------------------------------------------
       2,304   Allianz AG*                                                                                        162,900
       5,108   Bayer AG*                                                                                           93,210
       8,022   Deutsche Bank AG*                                                                                  414,888
       3,325   E.ON AG*                                                                                           159,162
       7,667   Gehe AG*                                                                                           304,113
       2,727   Rhoen-Klinikum AG*                                                                                 101,958
       1,550   SAP AG*                                                                                            158,806
       2,380   Siemens AG*                                                                                        118,655
-------------------------------------------------------------------------------------------------------------------------
               Total Germany                                                                                    1,513,692
=========================================================================================================================

Hong Kong (0.8%)
-------------------------------------------------------------------------------------------------------------------------
      24,000   Cheung Kong Holdings, Ltd.*                                                                        132,632
     116,500   China Mobile (Hong Kong), Ltd.*                                                                    233,777
     916,000   China Telecom Corporation (Hong Kong)*                                                             175,002
-------------------------------------------------------------------------------------------------------------------------
               Total Hong Kong                                                                                    541,411
=========================================================================================================================

India (0.1%)
-------------------------------------------------------------------------------------------------------------------------
      17,546   ICICI Bank, Ltd. ADR*                                                                               92,467
-------------------------------------------------------------------------------------------------------------------------
               Total India                                                                                         92,467
=========================================================================================================================

Israel (0.1%)
-------------------------------------------------------------------------------------------------------------------------
       5,035   Check Point Software Technologies, Ltd.*                                                            79,201
-------------------------------------------------------------------------------------------------------------------------
               Total Israel                                                                                        79,201
=========================================================================================================================

Italy (6.1%)
-------------------------------------------------------------------------------------------------------------------------
      51,050   Alleanza Assicurazioni SPA*                                                                        477,454
     131,737   Banca Intesa SPA*                                                                                  341,105
      61,489   Eni SPA*                                                                                           876,356
      36,012   Mediaset SPA*                                                                                      307,870
      23,505   Mediolanum SPA*                                                                                    122,772
      96,922   Olivetti SPA*                                                                                      110,011
     145,436   Telecom Italia Mobile SPA*                                                                         684,978
      52,200   Telecom Italia SPA-RNC*                                                                            256,922
      46,058   Telecom Italia SPA*                                                                                376,277
     182,072   UniCredito Italiano SPA*                                                                           796,565
-------------------------------------------------------------------------------------------------------------------------
               Total Italy                                                                                      4,350,310
=========================================================================================================================

Japan (13.6%)
-------------------------------------------------------------------------------------------------------------------------
      21,000   Canon, Inc.*                                                                                       848,734
      12,800   Credit Saison Company, Ltd.*                                                                       240,953
       6,900   Daiichi Pharmaceutical Company, Ltd.*                                                               87,364
       6,900   Denso Corporation*                                                                                  98,357
       3,300   Fanuc, Ltd.*                                                                                       135,033
          36   Fuji Television Network, Inc.*                                                                     127,084
      22,000   Fujisawa Pharmaceutical Company, Ltd.*                                                             372,631
      17,700   Hitachi Chemical Company, Ltd.*                                                                    159,992
      16,400   Honda Motor Company*                                                                               543,183
       8,000   Ito-Yokado Company, Ltd.*                                                                          188,160
          45   Japan Telecom Holdings Company*                                                                    123,009
         134   KDDI Corporation*                                                                                  406,742
       1,210   Keyence Corporation*                                                                               194,497
       2,300   Kyocera Corporation*                                                                               112,242
      26,000   MARUI Company, Ltd.*                                                                               216,485
      44,000   Mitsubishi Estate Company, Ltd.*                                                                   257,521
      67,000   Mitsui Fudosan Company, Ltd.*                                                                      360,674
      30,000   Nomura Holdings, Inc.*                                                                             297,082
         330   NTT DoCoMo, Inc.*                                                                                  680,698
       2,900   Rohm Company, Ltd.*                                                                                298,851
      21,500   Secom Company, Ltd.*                                                                               501,174
      20,100   Seven-Eleven Japan Company, Ltd.*                                                                  478,652
       6,050   Shin-Etsu Chemical Company, Ltd.*                                                                  181,104
      37,000   Shiseido Company, Ltd.*                                                                            337,858
       2,500   SMC Corporation*                                                                                   188,244
      14,700   Sony Corporation*                                                                                  357,454
      14,000   Sumitomo Corporation*                                                                               56,347
      22,000   Suzuki Motor Corporation*                                                                          260,473
       8,000   Takeda Chemical Industries, Ltd.*                                                                  293,141
       3,200   Takefuji Corporation*                                                                              166,628
      11,000   Toppan Printing Company, Ltd.*                                                                      69,730
      25,100   Toyota Motor Corporation*                                                                          568,254
      17,000   Yamanouchi Pharmaceutical Company, Ltd.*                                                           429,063
       8,000   Yamato Transport Company, Ltd.*                                                                     89,485
-------------------------------------------------------------------------------------------------------------------------
               Total Japan                                                                                      9,726,899
=========================================================================================================================

Luxembourg (0.1%)
-------------------------------------------------------------------------------------------------------------------------
       6,980   SES Global*                                                                                         40,898
-------------------------------------------------------------------------------------------------------------------------
               Total Luxembourg                                                                                    40,898
=========================================================================================================================

Malaysia (0.1%)
-------------------------------------------------------------------------------------------------------------------------
      43,000   Sime Darby Berhad*                                                                                  56,579
-------------------------------------------------------------------------------------------------------------------------
               Total Malaysia                                                                                      56,579
=========================================================================================================================

Mexico (1.5%)
-------------------------------------------------------------------------------------------------------------------------
      17,400   America Movil SA de CV Class L ADR*                                                                291,798
      83,000   Fomento Economico Mexicano SA de CV*                                                               313,710
     275,800   Grupo Financiero BBVA Bancomer, SA de CV*                                                          239,838
      84,400   Wal-Mart de Mexico de CV*                                                                          233,716
-------------------------------------------------------------------------------------------------------------------------
               Total Mexico                                                                                     1,079,062
=========================================================================================================================

Netherlands (4.7%)
-------------------------------------------------------------------------------------------------------------------------
       1,328   Akzo Nobel NV*                                                                                      29,524
      30,070   ASM Holding NV*                                                                                    259,756
      46,660   ING Groep NV*                                                                                      757,704
      58,400   Koninklijke (Royal) KPN NV*                                                                        388,464
      37,748   Koninklijke (Royal) Philips Electronics NV*                                                        702,298
      23,590   Reed Elsevier NV*                                                                                  268,547
       9,670   Royal Dutch Petroleum Company*                                                                     395,542
      11,460   VNU NV*                                                                                            332,545
      17,364   Wolters Kluwer NV*                                                                                 226,158
-------------------------------------------------------------------------------------------------------------------------
               Total Netherlands                                                                                3,360,538
=========================================================================================================================

Norway (0.5%)
-------------------------------------------------------------------------------------------------------------------------
      15,000   Orkla ASA*                                                                                         261,511
      11,860   Statoil ASA*                                                                                        94,062
-------------------------------------------------------------------------------------------------------------------------
               Total Norway                                                                                       355,573
=========================================================================================================================

Portugal (0.1%)
-------------------------------------------------------------------------------------------------------------------------
       5,388   Jeronimo Martins*                                                                                   42,635
-------------------------------------------------------------------------------------------------------------------------
               Total Portugal                                                                                      42,635
=========================================================================================================================

Russia (0.7%)
-------------------------------------------------------------------------------------------------------------------------
       2,680   LUKOIL ADR*                                                                                        184,491
       1,860   YUKOS ADR*                                                                                         326,430
-------------------------------------------------------------------------------------------------------------------------
               Total Russia                                                                                       510,921
=========================================================================================================================

Singapore (0.9%)
-------------------------------------------------------------------------------------------------------------------------
     208,000   MobileOne (Asia) Limited*                                                                          147,601
      82,472   United Overseas Bank, Ltd.*                                                                        483,053
-------------------------------------------------------------------------------------------------------------------------
               Total Singapore                                                                                    630,654
=========================================================================================================================

South Korea (2.4%)
-------------------------------------------------------------------------------------------------------------------------
      15,091   KT Corporation ADR*                                                                                305,744
       8,995   Posco ADR*                                                                                         184,847
       2,520   Samsung Electronics Company, Ltd.*                                                                 632,593
      19,000   Shinhan Financial Group Company, Ltd.*                                                             187,654
       1,810   SK Telecom Company, Ltd.*                                                                          251,761
      10,000   SK Telecom Company, Ltd. ADR*                                                                      152,000
-------------------------------------------------------------------------------------------------------------------------
               Total South Korea                                                                                1,714,599
=========================================================================================================================

Spain (3.9%)
-------------------------------------------------------------------------------------------------------------------------
      59,547   Banco Bilbao Vizcaya Argentaria SA*                                                                599,458
      65,112   Banco Santander Central Hispano SA*                                                                511,594
      21,022   Endesa SA*                                                                                         298,203
      16,390   Gas Natural SDG SA*                                                                                313,715
      17,800   Industria de Diseno Textil SA*                                                                     354,808
      10,896   Repsol YPF SA*                                                                                     158,697
      34,904   Telefonica SA*                                                                                     386,048
       5,451   Telefonica SA ADR                                                                                  181,246
-------------------------------------------------------------------------------------------------------------------------
               Total Spain                                                                                      2,803,769
=========================================================================================================================

Sweden (3.3%)
-------------------------------------------------------------------------------------------------------------------------
      15,240   Electrolux AB*                                                                                     285,997
      25,180   Hennes & Mauritz AB*                                                                               560,267
      42,235   Nordea AB*                                                                                         224,094
       2,440   Sandvik AB*                                                                                         62,047
     100,289   Securitas AB*                                                                                    1,177,043
     104,001   Telefonaktiebolaget LM Ericsson, Class B*                                                           94,724
-------------------------------------------------------------------------------------------------------------------------
               Total Sweden                                                                                     2,404,172
=========================================================================================================================

Switzerland (6.0%)
-------------------------------------------------------------------------------------------------------------------------
      21,470   Adecco SA*                                                                                         823,151
       5,120   Credit Suisse Group*                                                                               122,309
       8,814   Nestle SA*                                                                                       1,796,852
       6,000   Roche Holding AG*                                                                                  381,774
      12,778   STMicroelectronics*                                                                                264,117
      19,330   UBS AG*                                                                                            917,117
-------------------------------------------------------------------------------------------------------------------------
               Total Switzerland                                                                                4,305,320
=========================================================================================================================

Taiwan (0.7%)
-------------------------------------------------------------------------------------------------------------------------
      84,000   Chinatrust Financial Holdings Company*                                                              65,542
     305,330   Taiwan Semiconductor Manufacturing Company, Ltd.*                                                  418,668
-------------------------------------------------------------------------------------------------------------------------
               Total Taiwan                                                                                       484,210
=========================================================================================================================

Thailand (0.2%)
-------------------------------------------------------------------------------------------------------------------------
     115,000   Bangkok Bank Public Company, Ltd.*                                                                 140,833
-------------------------------------------------------------------------------------------------------------------------
               Total Thailand                                                                                     140,833
=========================================================================================================================

United Kingdom (28.3%)
-------------------------------------------------------------------------------------------------------------------------
      17,453   Abbey National plc*                                                                                123,987
      23,835   AstraZeneca plc*                                                                                   935,191
       9,512   Autonomy Corporation plc*                                                                           24,628
      39,605   BG Group plc*                                                                                      158,401
      97,000   BP Amoco plc*                                                                                      614,680
      68,940   Brambles Industries plc*                                                                           204,936
      55,536   Cadbury Schweppes plc*                                                                             309,322
       6,128   Carnival plc*                                                                                      152,983
      24,093   Celltech Group plc*                                                                                 98,382
      87,200   Centrica plc*                                                                                      231,693
     207,250   Compass Group plc*                                                                                 953,940
      49,995   Diageo plc*                                                                                        554,523
      24,000   DS Smith plc*                                                                                       61,371
      63,120   Electrocomponents plc*                                                                             315,247
      28,370   Friends Provident plc*                                                                              44,548
       4,000   GKN plc*                                                                                            13,169
     157,147   GlaxoSmithKline plc*                                                                             3,149,465
      61,699   Granada plc*                                                                                        67,300
     146,742   Hays plc*                                                                                          195,828
      15,600   HSBC Holdings plc*                                                                                 170,522
     153,790   Kingfisher plc*                                                                                    600,953
      12,000   Reckitt Benckiser plc*                                                                             211,635
     225,357   Reed Elsevier plc*                                                                               1,797,237
      53,656   Rio Tinto plc*                                                                                   1,025,613
      76,163   Royal Bank of Scotland Group plc*                                                                1,997,499
     224,030   Shell Transport & Trading Company plc*                                                           1,341,781
      16,900   Standard Chartered plc*                                                                            188,528
     228,010   Tesco plc*                                                                                         721,528
     111,032   Tomkins plc*                                                                                       376,199
      80,247   Unilever plc*                                                                                      788,747
      15,488   United Busines Media plc*                                                                           61,883
     987,928   Vodafone Group plc*                                                                              1,949,962
      68,800   Woolworths Group plc*                                                                               38,485
     116,340   WPP Group plc*                                                                                     827,879
-------------------------------------------------------------------------------------------------------------------------
               Total United Kingdom                                                                            20,308,045
-------------------------------------------------------------------------------------------------------------------------
               Total Common Stock (cost $88,618,220)                                                           69,868,343
=========================================================================================================================

   Principal
      Amount   Short-Term Investments (2.5%)                            Interest Rate(b)  Maturity Date             Value
-------------------------------------------------------------------------------------------------------------------------
    E500,000   Euro Time Deposit                                                2.250%         5/1/2003          $558,036
  $1,235,000   Federal National Mortgage Association                            1.250          5/1/2003         1,235,000
-------------------------------------------------------------------------------------------------------------------------
               Total Short-Term Investments (at amortized cost)                                                 1,793,036
-------------------------------------------------------------------------------------------------------------------------
               Total Investments (cost $90,411,256)                                                           $71,661,379
=========================================================================================================================

* Non-income producing security.

(a)    The categories of investments are shown as a percentage of total investments.

(b)    The interest rate shown reflects the current yield.

The accompanying notes to the financial statements are an integral part of this schedule.

Lutheran Brotherhood Growth Fund
Schedule of Investments as of April 30, 2003 (unaudited)(a)

      Shares   Common Stock (96.5%)                                                                                 Value
-------------------------------------------------------------------------------------------------------------------------

Consumer Discretionary (17.6%)
-------------------------------------------------------------------------------------------------------------------------
       3,250   Abercrombie & Fitch Company*                                                                      $106,860
       1,450   Amazon.com, Inc.*                                                                                   41,572
      18,695   AOL Time Warner, Inc.*                                                                             255,748
       1,250   AutoZone, Inc.*                                                                                    101,013
       4,900   Bed Bath & Beyond, Inc.*                                                                           193,599
       2,300   Best Buy Company, Inc.                                                                              79,534
       1,000   Brinker International, Inc.*                                                                        31,750
         950   Centex Corporation                                                                                  62,719
       8,400   Clear Channel Communications, Inc.*                                                                328,524
      10,300   Comcast Corporation*                                                                               309,618
       2,290   Costco Wholesale Corporation*                                                                       79,303
       4,600   Cox Communications, Inc.*                                                                          152,260
       1,150   Dollar Tree Stores, Inc.*                                                                           29,268
       3,200   eBay, Inc.*                                                                                        296,864
       1,100   Gannett Company, Inc.                                                                               83,292
       2,300   Gap, Inc.                                                                                           38,249
       4,550   Harley-Davidson, Inc.                                                                              202,202
      13,050   Home Depot, Inc.                                                                                   367,097
         600   Knight Ridder, Inc.                                                                                 38,730
       5,100   Kohl's Corporation*                                                                                289,680
      12,316   Liberty Media Corporation*                                                                         135,476
       6,230   Lowe's Companies, Inc.                                                                             273,435
       2,150   Marriott International, Inc.                                                                        77,207
       1,750   Michaels Stores, Inc.*                                                                              54,670
       1,050   NIKE, Inc.                                                                                          56,207
       1,150   Reebok International, Ltd.*                                                                         35,719
       5,000   Staples, Inc.*                                                                                      95,200
       5,450   Target Corporation                                                                                 182,248
       3,700   TJX Companies, Inc.                                                                                 71,225
       4,000   Univision Communications, Inc.*                                                                    121,120
       3,700   USA Interactive, Inc.*                                                                             110,815
      11,993   Viacom, Inc.*                                                                                      520,616
      16,200   Wal-Mart Stores, Inc.                                                                              912,384
       3,850   Walt Disney Company                                                                                 71,841
       2,750   Yum! Brands, Inc.                                                                                   67,925
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Discretionary                                                                     5,873,970
=========================================================================================================================

Consumer Staples (5.6%)
-------------------------------------------------------------------------------------------------------------------------
       1,400   Avon Products, Inc.                                                                                 81,438
       5,800   Coca-Cola Company                                                                                  234,320
       2,850   Coca-Cola Enterprises, Inc.                                                                         55,547
       3,700   Colgate-Palmolive Company                                                                          211,529
       1,650   General Mills, Inc.                                                                                 74,432
       3,840   Gillette Company                                                                                   116,928
       1,700   Pepsi Bottling Group, Inc.                                                                          34,918
       6,750   PepsiCo, Inc.                                                                                      292,140
       5,400   Procter & Gamble Company                                                                           485,190
       2,700   SYSCO Corporation                                                                                   77,571
       6,240   Walgreen Company                                                                                   192,566
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Staples                                                                           1,856,579
=========================================================================================================================

Energy (3.8%)
-------------------------------------------------------------------------------------------------------------------------
       1,892   Apache Corporation                                                                                 108,317
       1,400   Baker Hughes, Inc.                                                                                  39,200
       3,300   BJ Services Company*                                                                               120,483
       1,350   BP plc                                                                                              52,029
       7,550   Chesapeake Energy Corporation                                                                       60,853
       1,100   ChevronTexaco Corporation                                                                           69,091
       1,442   ConocoPhillips Corporation                                                                          72,533
       2,850   ENSCO International, Inc.                                                                           72,390
       3,200   EOG Resources, Inc.                                                                                119,616
       2,920   Exxon Mobil Corporation                                                                            102,784
       2,500   Key Energy Services, Inc.*                                                                          25,175
       1,700   Nabors Industries, Ltd.*                                                                            66,640
       1,600   Noble Corporation*                                                                                  49,520
       1,600   Patterson-UTI Energy, Inc.*                                                                         52,944
       1,500   Precision Drilling Corporation*                                                                     51,570
       2,680   Schlumberger, Ltd.                                                                                 112,372
       2,550   Smith International, Inc.                                                                           90,678
-------------------------------------------------------------------------------------------------------------------------
               Total Energy                                                                                     1,266,195
=========================================================================================================================

Financials (14.0%)
-------------------------------------------------------------------------------------------------------------------------
       2,300   ACE, Ltd.                                                                                           76,084
       2,400   AFLAC, Inc.                                                                                         78,504
       1,400   Allstate Corporation                                                                                52,906
       6,350   American Express Company                                                                           240,411
       9,800   American International Group, Inc.                                                                 567,910
       4,100   Bank of America Corporation                                                                        303,605
         900   Bear Stearns Companies, Inc.                                                                        60,156
       7,700   Charles Schwab Corporation                                                                          66,451
      16,446   Citigroup, Inc.                                                                                    645,506
       6,650   E*TRADE Group, Inc.*                                                                                36,575
       4,170   Federal Home Loan Mortgage Corporation                                                             241,443
       4,100   Federal National Mortgage Corporation                                                              296,799
       2,200   Fifth Third Bancorp                                                                                108,438
       1,900   FleetBoston Financial Corporation                                                                   50,388
       2,850   Goldman Sachs Group, Inc.                                                                          216,315
       5,495   J.P. Morgan Chase & Company                                                                        161,278
       2,380   Lehman Brothers Holdings, Inc.                                                                     149,869
       3,240   Marsh & McLennan Companies, Inc.                                                                   154,483
       5,105   MBNA Corporation                                                                                    96,485
       1,650   Mellon Financial Corporation                                                                        43,643
       3,400   MetLife, Inc.                                                                                       97,682
       4,800   Morgan Stanley and Company                                                                         214,800
       1,050   Neuberger Berman, Inc.                                                                              32,235
       1,350   SAFECO Corporation                                                                                  51,989
       2,500   State Street Corporation                                                                            87,575
       1,500   T. Rowe Price Group, Inc.                                                                           45,780
       2,900   Wachovia Corporation                                                                               110,809
       2,470   Washington Mutual, Inc.                                                                             97,565
       3,150   Wells Fargo & Company                                                                              152,019
       2,950   Willis Group Holdings, Ltd.                                                                         92,011
         500   XL Capital, Ltd.                                                                                    41,150
-------------------------------------------------------------------------------------------------------------------------
               Total Financials                                                                                 4,670,864
=========================================================================================================================

Health Care (20.8%)
-------------------------------------------------------------------------------------------------------------------------
       4,910   Abbott Laboratories                                                                                199,493
         950   AdvancePCS, Inc.*                                                                                   28,557
       2,100   Aetna, Inc.                                                                                        104,580
         850   Allergan, Inc.                                                                                      59,713
      12,750   Amgen, Inc.*                                                                                       781,703
       1,050   Anthem, Inc.*                                                                                       72,072
       1,350   Baxter International, Inc.                                                                          31,050
         800   Biogen, Inc.*                                                                                       30,392
       3,200   Boston Scientific Corporation*                                                                     137,760
       2,965   Cardinal Health, Inc.                                                                              163,905
       4,050   Caremark Rx, Inc.*                                                                                  80,636
         650   Cephalon, Inc.*                                                                                     26,546
       3,500   Eli Lilly and Company                                                                              223,370
       4,650   Forest Laboratories, Inc.                                                                          240,498
       2,300   Genentech, Inc.*                                                                                    87,377
       1,300   Genzyme Corporation*                                                                                52,364
       3,350   Gilead Sciences, Inc.*                                                                             154,569
         900   Guidant Corporation*                                                                                35,091
       2,350   HCA, Inc.                                                                                           75,435
      14,808   Johnson & Johnson                                                                                  834,579
       1,900   MedImmune, Inc.*                                                                                    67,013
      12,400   Medtronic, Inc.                                                                                    591,976
       6,500   Merck & Company, Inc.                                                                              378,170
       1,500   Omnicare, Inc.                                                                                      39,780
      45,740   Pfizer, Inc.                                                                                     1,406,505
         950   Quest Diagnostics, Inc.*                                                                            56,763
       1,100   Stryker Corporation                                                                                 73,711
       3,350   Teva Pharmaceutical Industries, Ltd.                                                               156,445
       2,700   UnitedHealth Group, Inc.                                                                           248,751
       1,350   WellPoint Health Networks, Inc.*                                                                   102,519
       7,450   Wyeth Corporation                                                                                  324,299
       2,100   Zimmer Holdings, Inc.*                                                                              98,490
-------------------------------------------------------------------------------------------------------------------------
               Total Health Care                                                                                6,964,112
=========================================================================================================================

Industrials (9.6%)
-------------------------------------------------------------------------------------------------------------------------
       2,000   3M Company                                                                                         252,080
       1,400   AGCO Corporation*                                                                                   25,494
       1,150   Caterpillar, Inc.                                                                                   60,490
       6,300   Cendant Corporation*                                                                                89,964
       1,150   Danaher Corporation                                                                                 79,327
       1,150   Dover Corporation                                                                                   33,051
         750   Eaton Corporation                                                                                   61,553
       1,900   FedEx Corporation                                                                                  113,772
      10,400   First Data Corporation                                                                             407,992
       2,250   Fiserv, Inc.*                                                                                       66,240
      31,820   General Electric Company                                                                           937,099
       1,650   Illinois Tool Works, Inc.                                                                          105,567
       1,150   L-3 Communications Holdings, Inc.                                                                   51,060
       3,600   Lockheed Martin Corporation                                                                        180,180
       1,600   Navistar International Corporation*                                                                 44,640
       1,500   Norfolk Southern Corporation                                                                        31,815
       1,400   Northrop Grumman Corporation                                                                       123,130
       4,400   Paychex, Inc.                                                                                      137,016
       4,150   Southwest Airlines Company                                                                          66,234
       5,150   Tyco International, Ltd.                                                                            80,340
       2,850   United Parcel Service, Inc., Class B                                                               177,042
       1,590   United Technologies Corporation                                                                     98,278
-------------------------------------------------------------------------------------------------------------------------
               Total Industrials                                                                                3,222,364
=========================================================================================================================

Information Technology (23.5%)
-------------------------------------------------------------------------------------------------------------------------
      10,850   ADC Telecommunications, Inc.*                                                                       25,910
       2,900   Adobe Systems, Inc.                                                                                100,224
       3,000   Advanced Micro Devices, Inc.*                                                                       22,320
       1,150   Affiliated Computer Services, Inc.*                                                                 54,855
       3,750   Alcatel SA ADR                                                                                      30,225
       5,300   Analog Devices, Inc.*                                                                              175,536
      12,700   Applied Materials, Inc.*                                                                           185,420
       3,400   Autodesk, Inc.                                                                                      52,904
       1,400   BEA Systems, Inc.*                                                                                  14,994
         750   BMC Software, Inc.*                                                                                 11,190
       1,800   Broadcom Corporation*                                                                               32,202
         850   Business Objects SA ADR*                                                                            18,471
      47,250   Cisco Systems, Inc.*                                                                               710,640
      19,500   Dell Computer Corporation*                                                                         563,745
       1,650   Electronic Arts, Inc.*                                                                              97,796
      15,580   EMC Corporation*                                                                                   141,622
       1,400   Emulex Corporation*                                                                                 28,686
       8,834   Hewlett-Packard Company                                                                            143,994
      36,400   Intel Corporation                                                                                  669,760
       4,790   International Business Machines Corporation                                                        406,671
       1,900   Intuit, Inc.*                                                                                       73,682
       3,850   Jabil Circuit, Inc.*                                                                                71,995
      10,318   JDS Uniphase Corporation*                                                                           33,327
       2,550   KLA-Tencor Corporation*                                                                            104,550
       5,350   Legato Systems, Inc.*                                                                               31,672
         400   Lexmark International, Inc.*                                                                        29,804
       3,100   Linear Technology Corporation                                                                      106,857
      13,850   Lucent Technologies, Inc.*                                                                          24,930
       4,800   Maxim Integrated Products, Inc.                                                                    188,592
      59,000   Microsoft Corporation                                                                            1,508,616
      16,600   Nasdaq (100) Index Tracking Stock*                                                                 456,500
       2,800   National Semiconductor Corporation*                                                                 52,444
       2,440   Network Appliance, Inc.*                                                                            32,403
      12,800   Nokia Corporation ADR                                                                              212,096
       2,100   Novellus Systems, Inc.*                                                                             58,884
       8,450   Openwave Systems, Inc.*                                                                             14,619
      26,970   Oracle Corporation*                                                                                320,404
       1,750   PeopleSoft, Inc.*                                                                                   26,303
       4,400   QUALCOMM, Inc.                                                                                     140,316
       2,450   SAP AG                                                                                              62,500
       5,450   Siebel Systems, Inc.*                                                                               47,252
      15,750   Sun Microsystems, Inc.*                                                                             51,975
         550   Symantec Corporation*                                                                               24,173
       7,110   Taiwan Semiconductor Manufacturing Company, Ltd. ADR*                                               59,511
      12,850   Texas Instruments, Inc.                                                                            237,597
       4,750   Unisys Corporation*                                                                                 49,400
       7,250   United Microelectronics Corporation ADR*                                                            23,490
       3,550   VeriSign, Inc.*                                                                                     44,091
       6,500   VERITAS Software Corporation*                                                                      143,065
       2,250   webMethods, Inc.*                                                                                   22,635
       4,820   Xilinx, Inc.*                                                                                      130,477
-------------------------------------------------------------------------------------------------------------------------
               Total Information Technology                                                                     7,871,325
=========================================================================================================================

Materials (0.2%)
-------------------------------------------------------------------------------------------------------------------------
       1,850   Alcoa, Inc.                                                                                         42,421
         750   Newmont Mining Corporation                                                                          20,265
-------------------------------------------------------------------------------------------------------------------------
               Total Materials                                                                                     62,686
=========================================================================================================================

Miscellaneous (0.3%)
-------------------------------------------------------------------------------------------------------------------------
       1,100   S&P 400 Mid-Cap Depository Receipts                                                                 88,220
-------------------------------------------------------------------------------------------------------------------------
               Total Miscellaneous                                                                                 88,220
=========================================================================================================================

Telecommunication Services (1.1%)
-------------------------------------------------------------------------------------------------------------------------
      15,200   AT&T Wireless Services, Inc.*                                                                       98,192
       8,700   Sprint Corporation (PCS Group)*                                                                     30,450
       3,800   Verizon Communications, Inc.                                                                       142,044
       4,800   Vodafone Group plc ADR                                                                              94,848
-------------------------------------------------------------------------------------------------------------------------
               Total Telecommunication Services                                                                   365,534
-------------------------------------------------------------------------------------------------------------------------
               Total Common Stock (cost $37,163,596)                                                           32,241,849
=========================================================================================================================

   Principal
      Amount   Short-Term Investments (3.5%)                            Interest Rate(b)  Maturity Date             Value
-------------------------------------------------------------------------------------------------------------------------
  $1,180,000   Federal National Mortgage Association                            1.250%         5/1/2003        $1,180,000
-------------------------------------------------------------------------------------------------------------------------
               Total Short-Term Investments (at amortized cost)                                                 1,180,000
-------------------------------------------------------------------------------------------------------------------------
               Total Investments (cost $38,343,596)                                                           $33,421,849
=========================================================================================================================

* Non-income producing security.

(a)    The categories of investments are shown as a percentage of total investments.

(b)    The interest rate shown reflects the current yield.

The accompanying notes to the financial statements are an integral part of this schedule.

Lutheran Brotherhood Fund
Schedule of Investments as of April 30, 2003 (unaudited)(a)

      Shares   Common Stock (98.6%)                                                                                 Value
-------------------------------------------------------------------------------------------------------------------------

Consumer Discretionary (21.3%)
-------------------------------------------------------------------------------------------------------------------------
     126,619   Cablevision Systems Corporation Holdings *                                                      $2,838,798
      62,000   Clear Channel Communications, Inc. *                                                             2,424,820
     917,400   Comcast Corporation *                                                                           27,577,044
     918,500   Cox Communications, Inc. *                                                                      30,402,350
      99,300   Family Dollar Stores, Inc.                                                                       3,395,067
     100,700   Gannett Company, Inc.                                                                            7,625,004
     410,400   Harley-Davidson, Inc.                                                                           18,238,176
     236,500   Home Depot, Inc.                                                                                 6,652,745
   1,035,700   Liberty Media Corporation *                                                                     11,392,700
      84,200   New York Times Company                                                                           3,905,196
      71,500   Starwood Hotels & Resorts Worldwide, Inc.                                                        1,919,060
     632,600   Tiffany & Company                                                                               17,548,324
      81,300   Tribune Company                                                                                  3,982,074
     448,700   Wal-Mart Stores, Inc.                                                                           25,270,784
     361,200   Walt Disney Company                                                                              6,739,992
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Discretionary                                                                   169,912,134
=========================================================================================================================

Consumer Staples (8.3%)
-------------------------------------------------------------------------------------------------------------------------
     118,300   Alberto-Culver Company                                                                           5,829,824
      13,800   Corn Products International, Inc.                                                                  412,344
      28,600   Dean Foods Company *                                                                             1,244,958
     380,000   General Mills, Inc.                                                                             17,141,800
     113,400   Kimberly-Clark Corporation                                                                       5,643,918
   1,161,300   Walgreen Company                                                                                35,837,718
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Staples                                                                          66,110,562
=========================================================================================================================

Energy (12.0%)
-------------------------------------------------------------------------------------------------------------------------
      96,720   Apache Corporation                                                                               5,537,220
     104,700   Baker Hughes, Inc.                                                                               2,931,600
      68,800   Chevron Texaco Corporation                                                                       4,321,328
      67,100   Conoco Phillips Corporation                                                                      3,375,130
     206,400   ENSCO International, Inc.                                                                        5,242,560
     618,000   EOG Resources, Inc.                                                                             23,100,840
     662,446   Exxon Mobil Corporation                                                                         23,318,099
      79,900   Global SantaFe Corporation                                                                       1,690,684
     171,100   Nabors Industries, Ltd. *                                                                        6,707,120
     237,000   Noble Corporation *                                                                              7,335,150
      68,062   Patterson-UTI Energy, Inc. *                                                                     2,252,172
     233,900   Rowan Companies, Inc.                                                                            4,794,950
     150,400   Smith International, Inc.                                                                        5,348,224
-------------------------------------------------------------------------------------------------------------------------
               Total Energy                                                                                    95,955,077
=========================================================================================================================

Financials (19.5%)
-------------------------------------------------------------------------------------------------------------------------
     225,500   AFLAC, Inc.                                                                                      7,376,105
     367,300   American Express Company                                                                        13,905,978
     592,700   American International Group, Inc.                                                              34,346,964
     185,141   Bank of America Corporation                                                                     13,709,691
     434,600   Citigroup, Inc.                                                                                 17,058,050
     208,900   Federal National Mortgage Corporation                                                           15,122,271
           1   HSBC Holdings plc                                                                                       27
     442,300   J.P. Morgan Chase & Company                                                                     12,981,505
     439,100   MBNA Corporation                                                                                 8,298,990
     161,300   MGIC Investment Corporation                                                                      7,332,698
     220,750   Morgan Stanley and Company                                                                       9,878,563
     293,400   National City Corporation                                                                        8,790,264
      57,800   Northern Trust Corporation                                                                       2,028,780
     118,100   State Street Corporation                                                                         4,137,043
      18,808   Travelers Property Casualty Company, Class A                                                       305,254
      38,503   Travelers Property Casualty Company, Class B                                                       625,674
-------------------------------------------------------------------------------------------------------------------------
               Total Financials                                                                               155,897,857
=========================================================================================================================

Health Care (13.7%)
-------------------------------------------------------------------------------------------------------------------------
      41,200   Amerisource Bergen Corporation                                                                   2,383,420
      38,200   Cardinal Health, Inc.                                                                            2,111,696
     389,100   Johnson & Johnson                                                                               21,929,676
     128,700   Medtronic, Inc.                                                                                  6,144,138
     461,000   Merck & Company, Inc.                                                                           26,820,980
   1,031,575   Pfizer, Inc.                                                                                    31,720,931
     200,500   Schering-Plough Corporation                                                                      3,629,050
     191,400   Well Point Health Networks, Inc. *                                                              14,534,916
-------------------------------------------------------------------------------------------------------------------------
               Total Health Care                                                                              109,274,807
=========================================================================================================================

Industrials (8.3%)
-------------------------------------------------------------------------------------------------------------------------
      26,400   CNF, Inc.                                                                                          800,976
     115,700   Dover Corporation                                                                                3,325,218
     384,760   First Data Corporation                                                                          15,094,135
   1,037,200   General Electric Company                                                                        30,545,540
      88,500   Global Payments, Inc.                                                                            2,744,385
     188,300   Herman Miller, Inc.                                                                              3,293,367
      45,000   PACCAR, Inc.                                                                                     2,628,450
     123,900   United Technologies Corporation                                                                  7,658,259
-------------------------------------------------------------------------------------------------------------------------
               Total Industrials                                                                               66,090,330
=========================================================================================================================

Information Technology (12.9%)
-------------------------------------------------------------------------------------------------------------------------
   1,647,000   ADC Telecommunications, Inc. *                                                                   3,933,036
     544,900   Agere Systems, Inc. *                                                                              975,371
     156,400   Applied Materials, Inc. *                                                                        2,283,440
      63,300   Arrow Electronics, Inc. *                                                                        1,068,504
     687,600   Cisco Systems, Inc. *                                                                           10,341,504
      69,300   Computer Sciences Corporation *                                                                  2,283,435
     256,800   Dell Computer Corporation *                                                                      7,424,088
     208,300   EMC Corporation *                                                                                1,893,447
     186,700   Hewlett-Packard Company                                                                          3,043,210
     638,100   Intel Corporation                                                                               11,741,040
     181,900   International Business Machines Corporation                                                     15,443,310
   1,063,800   Microsoft Corporation                                                                           27,201,366
     363,200   Motorola, Inc.                                                                                   2,872,912
     541,900   Oracle Corporation *                                                                             6,437,772
     305,800   Sun Microsystems, Inc. *                                                                         1,009,140
     328,600   Tellabs, Inc. *                                                                                  2,030,748
     172,400   Texas Instruments, Inc.                                                                          3,187,676
-------------------------------------------------------------------------------------------------------------------------
               Total Information Technology                                                                   103,169,999
=========================================================================================================================

Telecommunication Services (1.9%)
-------------------------------------------------------------------------------------------------------------------------
     265,432   SBC Communications, Inc.                                                                         6,200,492
      79,900   Sprint FON Group                                                                                   919,649
      39,900   Sprint PCS Group *                                                                                 139,650
     204,700   Verizon Communications, Inc.                                                                     7,651,686
-------------------------------------------------------------------------------------------------------------------------
               Total Telecommunication Services                                                                14,911,477
=========================================================================================================================

Utilities (0.7%)
-------------------------------------------------------------------------------------------------------------------------
     453,300   Calpine Corporation *                                                                            2,434,221
      71,500   Entergy Corporation                                                                              3,332,615
-------------------------------------------------------------------------------------------------------------------------
               Total Utilities                                                                                  5,766,836
-------------------------------------------------------------------------------------------------------------------------
               Total Common Stock (cost $877,746,969)                                                         787,089,079
=========================================================================================================================

   Principal
      Amount   Short-Term Investments (1.4%)                            Interest Rate(b)  Maturity Date             Value
-------------------------------------------------------------------------------------------------------------------------
 $11,000,000   New Center Asset Trust                                           1.360%         5/1/2003       $11,000,000
-------------------------------------------------------------------------------------------------------------------------
               Total Short-Term Investments (at amortized cost)                                                11,000,000
-------------------------------------------------------------------------------------------------------------------------
               Total Investments (cost $888,746,969)                                                         $798,089,079
=========================================================================================================================

* Non-income producing security.

(a)    The categories of investments are shown as a percentage of total investments.

(b)    The interest rate shown reflects the current yield.

The accompanying notes to the financial statements are an integral part of this schedule.

Lutheran Brotherhood Value Fund
Schedule of Investments as of April 30, 2003 (unaudited)(a)

      Shares   Common Stock (97.7%)                                                                                 Value
-------------------------------------------------------------------------------------------------------------------------

Consumer Discretionary (10.3%)
-------------------------------------------------------------------------------------------------------------------------
       1,200   AutoZone, Inc.*                                                                                    $96,972
       2,500   Best Buy Company, Inc.                                                                              86,450
       8,400   Clear Channel Communications, Inc.*                                                                328,524
       5,523   Comcast Corporation*                                                                               176,239
       5,500   Family Dollar Stores, Inc.                                                                         188,045
      10,770   Fox Entertainment Group, Inc.*                                                                     273,558
       2,400   Gannett Company, Inc.                                                                              181,728
       4,600   Home Depot, Inc.                                                                                   129,398
       2,200   Johnson Controls, Inc.                                                                             180,928
       5,990   Lowe's Companies, Inc.                                                                             262,901
       9,400   Staples, Inc.*                                                                                     178,976
      11,620   Target Corporation                                                                                 388,573
       4,800   Toyota Motor Corporation ADR                                                                       217,344
       3,900   Tribune Company                                                                                    191,022
      10,200   Viacom, Inc.*                                                                                      442,782
       9,300   Walt Disney Company                                                                                173,538
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Discretionary                                                                     3,496,978
=========================================================================================================================

Consumer Staples (6.6%)
-------------------------------------------------------------------------------------------------------------------------
      11,200   ConAgra Foods, Inc.                                                                                235,200
      13,830   CVS Corporation                                                                                    334,824
       5,780   General Mills, Inc.                                                                                260,736
       5,810   Kimberly-Clark Corporation                                                                         289,164
       6,900   Kraft Foods, Inc.                                                                                  213,210
      17,400   Kroger Company*                                                                                    248,820
       4,200   Procter & Gamble Company                                                                           377,370
       7,100   Unilever plc Sponsored ADR*                                                                        278,817
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Staples                                                                           2,238,141
=========================================================================================================================

Energy (10.5%)
-------------------------------------------------------------------------------------------------------------------------
       4,510   Apache Corporation                                                                                 258,198
       9,900   Baker Hughes, Inc.                                                                                 277,200
       6,710   ChevronTexaco Corporation                                                                          421,455
      12,311   ConocoPhillips Corporation                                                                         619,243
       6,770   EOG Resources, Inc.                                                                                253,063
      31,300   Exxon Mobil Corporation                                                                          1,101,760
       8,600   Noble Corporation*                                                                                 266,170
      10,400   Valero Energy Corporation                                                                          382,200
-------------------------------------------------------------------------------------------------------------------------
               Total Energy                                                                                     3,579,289
=========================================================================================================================

Financials (29.0%)
-------------------------------------------------------------------------------------------------------------------------
       5,300   ACE, Ltd.                                                                                          175,324
       9,200   Allstate Corporation                                                                               347,668
       7,600   American Express Company                                                                           287,736
       9,000   American International Group, Inc.                                                                 521,550
      12,190   Bank of America Corporation                                                                        902,670
       7,400   BANK ONE Corporation                                                                               266,770
      28,499   Citigroup, Inc.                                                                                  1,118,584
       3,100   Countrywide Financial Corporation                                                                  209,560
       3,700   Equity Office Properties Trust                                                                      96,089
       5,940   Federal Home Loan Mortgage Corporation                                                             343,926
       7,410   Federal National Mortgage Corporation                                                              536,410
       6,400   FleetBoston Financial Corporation                                                                  169,728
       1,500   Goldman Sachs Group, Inc.                                                                          113,850
       6,180   Hartford Financial Services Group, Inc.                                                            251,897
      14,600   J.P. Morgan Chase & Company                                                                        428,510
       3,100   Lehman Brothers Holdings, Inc.                                                                     195,207
       7,200   MBNA Corporation                                                                                   136,080
       5,300   Merrill Lynch & Company, Inc.                                                                      217,565
      11,600   MetLife, Inc.                                                                                      333,268
       6,100   Morgan Stanley and Company                                                                         272,975
       3,900   National City Corporation                                                                          116,844
       5,500   Prudential Financial, Inc.                                                                         175,835
       2,600   Simon Property Group, Inc.                                                                          95,472
       6,400   SouthTrust Corporation                                                                             171,910
       4,800   St. Paul Companies, Inc.                                                                           164,832
      10,300   Travelers Property Casualty Company, Class B                                                       167,375
      18,700   U.S. Bancorp                                                                                       414,205
       9,800   Wachovia Corporation                                                                               374,458
       7,830   Washington Mutual, Inc.                                                                            309,285
      13,300   Wells Fargo & Company                                                                              641,858
       3,370   XL Capital, Ltd.                                                                                   277,351
-------------------------------------------------------------------------------------------------------------------------
               Total Financials                                                                                 9,834,792
=========================================================================================================================

Health Care (7.7%)
-------------------------------------------------------------------------------------------------------------------------
       2,700   Aetna, Inc.                                                                                        134,460
       4,200   Anthem, Inc.*                                                                                      288,288
       6,400   HCA, Inc.                                                                                          205,440
      19,300   IVAX Corporation*                                                                                  310,151
       4,560   Johnson & Johnson                                                                                  257,002
      12,100   McKesson Corporation                                                                               335,654
       4,600   Merck & Company, Inc.                                                                              267,628
      14,200   Pfizer, Inc.                                                                                       436,650
       8,700   Wyeth Corporation                                                                                  378,711
-------------------------------------------------------------------------------------------------------------------------
               Total Health Care                                                                                2,613,984
=========================================================================================================================

Industrials (10.4%)
-------------------------------------------------------------------------------------------------------------------------
       5,600   Boeing Company                                                                                     152,768
       5,200   Caterpillar, Inc.                                                                                  273,520
       7,300   Cendant Corporation*                                                                               104,244
       5,600   Emerson Electric Company                                                                           283,920
       3,200   FedEx Corporation                                                                                  191,616
       7,120   First Data Corporation                                                                             279,318
       3,400   Fiserv, Inc.*                                                                                      100,096
       1,300   General Dynamics Corporation                                                                        80,691
       7,100   General Electric Company                                                                           209,095
       7,608   Honeywell International, Inc.                                                                      179,549
       2,800   Illinois Tool Works, Inc.                                                                          179,144
       8,400   Masco Corporation                                                                                  176,988
       1,900   Northrop Grumman Corporation                                                                       167,105
       5,240   Pitney Bowes, Inc.                                                                                 183,976
       2,800   Raytheon Company                                                                                    83,804
      16,700   Tyco International, Ltd.                                                                           260,520
       4,900   Union Pacific Corporation                                                                          291,648
       5,400   United Technologies Corporation                                                                    333,774
-------------------------------------------------------------------------------------------------------------------------
               Total Industrials                                                                                3,531,776
=========================================================================================================================

Information Technology (8.0%)
-------------------------------------------------------------------------------------------------------------------------
      10,920   Applied Materials, Inc.*                                                                           159,432
      13,000   Cisco Systems, Inc.*                                                                               195,520
      12,100   Computer Associates International, Inc.                                                            196,504
       7,300   Harris Corporation                                                                                 208,488
      27,100   Hewlett-Packard Company                                                                            441,730
      10,100   Intel Corporation                                                                                  185,840
       5,350   International Business Machines Corporation                                                        454,215
      13,400   Microsoft Corporation                                                                              342,638
      20,400   Motorola, Inc.                                                                                     161,364
      14,000   Oracle Corporation*                                                                                166,320
      10,600   Texas Instruments, Inc.                                                                            195,994
-------------------------------------------------------------------------------------------------------------------------
               Total Information Technology                                                                     2,708,045
=========================================================================================================================

Materials (5.8%)
-------------------------------------------------------------------------------------------------------------------------
      14,150   Alcoa, Inc.                                                                                        324,460
       4,500   BASF AG*                                                                                           200,700
       4,100   E.I. du Pont de Nemours and Company                                                                174,373
      12,040   International Paper Company                                                                        430,430
       3,000   Praxair, Inc.                                                                                      174,240
      20,500   United States Steel Corporation                                                                    293,560
       7,900   Weyerhaeuser Company                                                                               391,761
-------------------------------------------------------------------------------------------------------------------------
               Total Materials                                                                                  1,989,524
=========================================================================================================================

Telecommunication Services (5.4%)
-------------------------------------------------------------------------------------------------------------------------
       3,400   ALLTEL Corporation                                                                                 159,324
       5,067   AT&T Corporation                                                                                    86,392
      25,700   AT&T Wireless Services, Inc.*                                                                      166,022
      13,440   SBC Communications, Inc.                                                                           313,958
       8,555   Telefonica SA ADR                                                                                  284,447
      15,064   Verizon Communications, Inc.                                                                       563,092
      13,100   Vodafone Group plc ADR                                                                             258,856
-------------------------------------------------------------------------------------------------------------------------
               Total Telecommunication Services                                                                 1,832,091
=========================================================================================================================

Utilities (4.0%)
-------------------------------------------------------------------------------------------------------------------------
       6,370   Dominion Resources, Inc.                                                                           376,977
       5,700   Entergy Corporation                                                                                265,677
       5,000   Exelon Corporation                                                                                 265,200
       5,900   FirstEnergy Corporation                                                                            199,007
       4,300   FPL Group, Inc.                                                                                    261,741
-------------------------------------------------------------------------------------------------------------------------
               Total Utilities                                                                                  1,368,602
-------------------------------------------------------------------------------------------------------------------------
               Total Common Stock (cost $35,275,080)                                                           33,193,222
=========================================================================================================================

   Principal
      Amount   Short-Term Investments (2.3%)                            Interest Rate(b)  Maturity Date             Value
-------------------------------------------------------------------------------------------------------------------------
    $765,000   Federal National Mortgage Association                            1.250%         5/1/2003          $765,000
-------------------------------------------------------------------------------------------------------------------------
               Total Short-Term Investments (at amortized cost)                                                   765,000
-------------------------------------------------------------------------------------------------------------------------
               Total Investments (cost $36,040,080)                                                           $33,958,222
=========================================================================================================================

* Non-income producing security.

(a)    The categories of investments are shown as a percentage of total investments.

(b)    The interest rate shown reflects the current yield.

The accompanying notes to the financial statements are an integral part of this schedule.

Lutheran Brotherhood High Yield Fund
Schedule of Investments as of April 30, 2003 (unaudited)(a)

   Principal
      Amount   Long-Term Fixed Income (92.5%)                           Interest Rate     Maturity Date             Value
-------------------------------------------------------------------------------------------------------------------------

Basic (9.0%)
-------------------------------------------------------------------------------------------------------------------------
  $2,000,000   AK Steel Corporation                                             7.750%        6/15/2012        $1,747,500
   3,000,000   Avecia Group plc(b)                                             11.000          7/1/2009         2,730,000
     400,000   Buckeye Technologies, Inc.                                       8.500        12/15/2005           394,000
   2,000,000   Buckeye Technologies, Inc.                                       8.000        10/15/2010         1,840,000
   1,950,000   Caraustar Industries, Inc.                                       9.875          4/1/2011         1,998,750
   2,700,000   Corp Durango SA de CV(c)                                        13.125          8/1/2006         1,336,500
   3,000,000   Doman Industries, Ltd.(d)                                        8.750         3/15/2004           600,000
   1,500,000   Equistar Chemicals, LP                                          10.125          9/1/2008         1,575,000
   2,150,000   Fastentech, Inc.                                                11.500          5/1/2011         2,214,500
   3,500,000   Fonda Group, Inc.                                                9.500          3/1/2007         1,750,000
   2,600,000   Georgia-Pacific Corporation                                      8.125         5/15/2011         2,574,000
   3,250,000   Georgia-Pacific Corporation                                      9.375          2/1/2013         3,575,000
   1,750,000   Huntsman International, LLC                                      9.875          3/1/2009         1,898,750
   2,000,000   IMC Global, Inc.                                                10.875          6/1/2008         2,280,000
   1,200,000   ISP Chemco, Inc.                                                10.250          7/1/2011         1,308,000
   2,600,000   ISP Holdings, Inc.                                              10.625        12/15/2009         2,665,000
   2,550,000   Lyondell Chemical Company                                        9.500        12/15/2008         2,601,000
   3,050,000   MacDermid, Inc.                                                  9.125         7/15/2011         3,385,500
   4,500,000   MDP Acquisitions plc                                             9.625         10/1/2012         4,882,500
   2,000,000   Methanex Corporation                                             8.750         8/15/2012         2,205,000
   1,100,000   Polyone Corporation                                             10.625         5/15/2010         1,100,000
   1,600,000   Riverwood International Company                                 10.625          8/1/2007         1,672,000
   1,200,000   Steel Dynamics, Inc.                                             9.500         3/15/2009         1,302,000
   2,400,000   Stone Container Corporation                                      8.375          7/1/2012         2,610,000
   1,300,000   Tembec Industries, Inc.                                          8.625         6/30/2009         1,352,000
-------------------------------------------------------------------------------------------------------------------------
               Total Basic                                                                                     51,597,000
=========================================================================================================================

Capital Goods (8.0%)
-------------------------------------------------------------------------------------------------------------------------
   3,200,000   AGCO Corporation                                                 8.500         3/15/2006         3,200,000
   1,700,000   Allied Waste North America, Inc.                                 8.875          4/1/2008         1,836,000
   9,000,000   Allied Waste North America, Inc.                                10.000          8/1/2009         9,618,750
   2,150,000   Allied Waste North America, Inc.                                 7.875         4/15/2013         2,236,000
   1,300,000   Bombardier Capital, Inc.                                         6.125         6/29/2006         1,222,000
   2,000,000   Brand Services, Inc.                                            12.000        10/15/2012         2,200,000
   1,300,000   Crown Euro Holdings SA                                           9.500          3/1/2011         1,384,500
   1,700,000   Crown Euro Holdings SA                                          10.875          3/1/2013         1,831,750
   1,800,000   K&F Industries, Inc.                                             9.625        12/15/2010         1,944,000
   1,125,000   L-3 Communication Holdings, Inc.(e)                              4.000         9/15/2011         1,230,469
   3,600,000   Owens-Brockway Glass Container, Inc.                             8.875         2/15/2009         3,861,000
   1,100,000   Owens-Brockway Glass Container, Inc.                             7.750         5/15/2011         1,100,000
   1,200,000   Owens-Illinois, Inc.                                             7.150         5/15/2005         1,224,000
   2,800,000   Plastipak Holdings, Inc.                                        10.750          9/1/2011         3,024,000
   3,100,000   Pliant Corporation                                              13.000          6/1/2010         2,867,500
   1,400,000   Rexnord Corporation                                             10.125        12/15/2012         1,505,000
   1,600,000   Silgan Holdings, Inc.                                            9.000          6/1/2009         1,664,000
   1,350,000   Tyco International Group SA                                      2.750         1/15/2018         1,368,562
   2,500,000   United Rentals North America, Inc.                              10.750         4/15/2008         2,700,000
-------------------------------------------------------------------------------------------------------------------------
               Total Capital Goods                                                                             46,017,531
=========================================================================================================================

Communications Services (22.0%)
-------------------------------------------------------------------------------------------------------------------------
   3,000,000   Adelphia Communications Corporation(d)                           8.875         1/15/2007         1,395,000
   2,000,000   Adelphia Communications Corporation                             10.875         10/1/2010           990,000
   2,150,000   Advanstar Communications, Inc.                                  12.000         2/15/2011         1,830,188
   3,000,000   Alliance Atlantis Communications, Inc                           13.000        12/15/2009         3,423,750
   3,350,000   American Tower Escrow Corporation                          Zero Coupon          8/1/2008         2,093,750
  12,155,970   Australis Media, Ltd.(d)                                        15.750         5/15/2003             1,216
   4,800,000   Avalon Cable Holding Finance, Inc.(e)                      Zero Coupon         12/1/2008         4,584,000
   4,000,000   Block Communications, Inc.                                       9.250         4/15/2009         4,350,000
   1,300,000   Canwest Media, Inc.                                              7.625         4/15/2013         1,365,000
   3,050,000   Charter Communications Holdings, LLC                             8.625          4/1/2009         2,005,375
   3,000,000   Charter Communications Holdings, LLC(e)                    Zero Coupon          4/1/2011         1,725,000
   3,000,000   Crown Castle International Corporation                           9.375          8/1/2011         2,947,500
   4,500,000   CSC Holdings, Inc.                                               7.625          4/1/2011         4,736,250
   1,300,000   Dexter Media East, LLC                                           9.875        11/15/2009         1,488,500
   1,800,000   Dexter Media East, LLC                                          12.125        11/15/2012         2,142,000
   1,700,000   DirecTV Holdings, LLC                                            8.375         3/15/2013         1,904,000
   3,000,000   DTI Holdings, Inc.(d)(e)                                        12.500          3/1/2008               300
   3,650,000   EchoStar Broadband Corporation                                  10.375         10/1/2007         4,088,000
   1,800,000   Echostar Communications                                          5.750         5/15/2008         1,887,750
   2,250,000   Gray Television, Inc.                                            9.250        12/15/2011         2,475,000
   2,250,000   Hollinger International Publishing                               9.000        12/15/2010         2,407,500
   1,300,000   Hollinger International Publishing                              11.875          3/1/2011         1,384,500
   1,500,000   Houghton Mifflin Company                                         8.250          2/1/2011         1,593,750
   1,300,000   Houghton Mifflin Company                                         9.875          2/1/2013         1,404,000
   2,150,000   Intermedia Communications, Inc.(d)                              12.250          3/1/2009           688,000
   3,150,000   Iridium Capital Corporation(d)                                  14.000         7/15/2005           196,875
   2,800,000   Iridium, LLC(d)                                                 13.000         7/15/2005           175,000
   1,950,000   Mediacom Broadband, LLC                                          8.500         4/15/2008         1,998,750
   1,700,000   Mediacom Broadband, LLC                                         11.000         7/15/2013         1,933,750
   2,750,000   Metromedia Fiber Network, Inc.(d)                               10.000        12/15/2009            92,812
   3,500,000   Millicom International Cellular SA(e)                            4.000          6/1/2006         2,747,500
   5,000,000   Neon Communications, Inc.(d)                                    12.750         8/15/2008           350,000
   8,200,000   Nextel Communications, Inc.(e)                                   9.750        10/31/2007         8,487,000
   3,000,000   Nextel Partners, Inc.(e)                                   Zero Coupon          2/1/2009         3,045,000
   3,200,000   Panamsat Corporation                                             8.500          2/1/2012         3,464,000
   5,100,000   Paxson Communications(e)                                   Zero Coupon         1/15/2009         4,284,000
   1,100,000   Pegasus Communications                                           9.625        10/15/2005         1,012,000
   1,900,000   Quebecor Media, Inc.                                            11.125         7/15/2011         2,156,500
   3,000,000   Qwest Capital Funding, Inc.                                      7.750         8/15/2006         2,610,000
   3,150,000   Qwest Capital Funding, Inc.                                      6.375         7/15/2008         2,590,875
   3,220,000   Qwest Capital Funding, Inc.                                     13.500        12/15/2010         3,574,200
   2,250,000   R.H. Donnelley, Inc.                                            10.875        12/15/2012         2,604,375
   2,500,000   Renaissance Media Group, LLC(e)                                 10.000         4/15/2008         2,350,000
     700,000   RH Donnelley Financial Corporation                               8.875        12/15/2010           784,000
   1,800,000   Shaw Communications, Inc.                                        7.250          4/6/2011         1,858,500
   1,200,000   Sinclair Broadcast Group, Inc.                                   8.750        12/15/2011         1,302,000
   2,800,000   Sinclair Broadcast Group, Inc.                                   8.000         3/15/2012         2,954,000
   2,500,000   Spanish Broadcasting System, Inc.                                9.625         11/1/2009         2,643,750
   2,150,000   Sprint Capital Corporation                                       7.625         1/30/2011         2,311,250
   1,300,000   Sun Media Corporation(f)                                         7.625         2/15/2013         1,384,500
   2,250,000   TeleCorp PCS, Inc.                                              10.625         7/15/2010         2,677,500
     565,271   Teletrac, Inc.(f,h)                                              9.000         9/29/2004           282,636
   3,000,000   TELUS Corporation                                                8.000          6/1/2011         3,390,000
   2,150,000   Triton PCS, Inc.(e)                                        Zero Coupon          5/1/2008         2,155,375
   1,500,000   Vertis, Inc.                                                    10.875         6/15/2009         1,575,000
   1,500,000   Vertis, Inc.                                                    13.500         12/7/2009         1,503,750
   2,600,000   Vivendi Universal SA                                             9.250         4/15/2010         2,918,500
   8,600,000   WorldCom, Inc.(d)                                                7.500         5/15/2011         2,429,500
-------------------------------------------------------------------------------------------------------------------------
               Total Communications Services                                                                  126,753,227
=========================================================================================================================

Consumer Cyclical (13.3%)
-------------------------------------------------------------------------------------------------------------------------
   3,250,000   Beazer Homes USA, Inc.                                           8.625         5/15/2011         3,550,625
   1,100,000   Brickman Group, Ltd.                                            11.750        12/15/2009         1,232,000
   2,450,000   Buffets, Inc.                                                   11.250         7/15/2010         2,401,000
   2,650,000   Dana Corporation                                                 9.000         8/15/2011         2,875,250
   1,750,000   Gap, Inc.                                                       10.550        12/15/2008         2,086,875
   2,850,000   Group 1 Automotive, Inc.                                        10.875          3/1/2009         3,028,125
   3,450,000   Host Marriott, LP                                                9.500         1/15/2007         3,626,812
   3,800,000   John Q. Hammons Hotels, LP                                       8.875         5/15/2012         3,933,000
   2,700,000   Kindercare Learning Centers                                      9.500         2/15/2009         2,659,500
   2,200,000   La Quinta Properties                                             8.875         3/15/2011         2,304,500
   1,800,000   Liberty Media                                                    0.750         3/30/2023         1,908,000
   2,250,000   Office Depot, Inc.                                              10.000         7/15/2008         2,610,000
   2,800,000   PCA, LLC/PCA Finance Corporation                                11.875          8/1/2009         2,954,000
   2,600,000   Perry Ellis International, Inc.                                 12.250          4/1/2006         2,752,750
   2,850,000   Rite Aid Corporation                                             9.500         2/15/2011         3,035,250
   2,150,000   Royal Caribbean Cruises                                          8.750          2/2/2011         2,182,250
   2,700,000   Saks, Inc.                                                       8.250        11/15/2008         2,916,000
   1,300,000   Saks, Inc.                                                       9.875         10/1/2011         1,456,000
   2,000,000   Schuler Homes                                                    9.375         7/15/2009         2,185,000
   3,650,000   Six Flags, Inc.                                                  8.875          2/1/2010         3,650,000
   1,700,000   Stewart Enterprises, Inc.                                       10.750          7/1/2008         1,891,250
   4,500,000   Travelcenters of America, Inc.                                  12.750          5/1/2009         4,860,000
   2,350,000   TRW Automotive, Inc.                                            11.000         2/15/2013         2,573,250
   2,150,000   TRW Automotive, Inc.                                             9.375         2/15/2013         2,348,875
   2,400,000   United Auto Group, Inc.                                          9.625         3/15/2012         2,532,000
   2,000,000   Vicar Operating, Inc.                                            9.875         12/1/2009         2,210,000
   2,300,000   William Carter Company                                          10.875         8/15/2011         2,558,750
   3,500,000   Yum! Brands, Inc.                                                8.875         4/15/2011         4,068,750
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Cyclical                                                                         76,389,812
=========================================================================================================================

Consumer Non-Cyclical (8.8%)
-------------------------------------------------------------------------------------------------------------------------
   2,250,000   Advance PCS                                                      8.500          4/1/2008         2,430,000
   2,600,000   Advanced Medical Optics, Inc.                                    9.250         7/15/2010         2,756,000
   2,150,000   Alpharma, Inc.                                                   8.625          5/1/2011         2,225,250
   2,300,000   Armkel Finance, Inc.                                             9.500         8/15/2009         2,576,000
   2,000,000   Aurora Foods, Inc.                                               9.875         2/15/2007           900,000
   3,200,000   Biovail Corporation                                              7.875          4/1/2010         3,392,000
   2,625,000   Concentra Operating Corporation                                 13.000         8/15/2009         2,874,375
   1,900,000   Del Monte Corporation                                            9.250         5/15/2011         2,054,375
   1,800,000   Great Atlantic & Pacific Tea Company                             9.125        12/15/2011         1,548,000
   2,250,000   HCA, Inc.                                                        6.300         10/1/2012         2,320,652
   2,300,000   Michael Foods                                                   11.750          4/1/2011         2,622,000
   3,290,000   New World Pasta Company(d)                                       9.250         2/15/2009           740,250
   3,200,000   Omnicare, Inc.                                                   8.125         3/15/2011         3,488,000
   2,300,000   Playtex Products, Inc.                                           9.375          6/1/2011         2,495,500
   3,300,000   Roundy's, Inc.                                                   8.875         6/15/2012         3,399,000
   2,000,000   Smithfield Foods, Inc.                                           8.000        10/15/2009         2,050,000
   4,500,000   Stater Brothers Holdings                                        10.750         8/15/2006         4,781,250
   1,850,000   Team Health, Inc.                                               12.000         3/15/2009         1,905,500
   2,150,000   Tenet Healthcare Corporation                                     7.375          2/1/2013         2,123,125
   2,250,000   Triad Hospitals, Inc.                                            8.750          5/1/2009         2,446,875
   1,700,000   Windmere - Durable Holdings, Inc.                               10.000         7/31/2008         1,776,500
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Non-Cyclical                                                                     50,904,652
=========================================================================================================================

Energy (6.2%)
-------------------------------------------------------------------------------------------------------------------------
   3,800,000   BRL Universal Equipment Corporation                              8.875         2/15/2008         4,123,000
   3,600,000   Chesapeake Energy Corporation                                    9.000         8/15/2012         4,014,000
   3,450,000   Citgo Petroleum Corporation                                     11.375          2/1/2011         3,846,750
   2,000,000   Compton Petroleum Corporation                                    9.900         5/15/2009         2,180,000
   3,050,000   Comstock Resources, Inc.                                        11.250          5/1/2007         3,278,750
   1,350,000   Encore Acquisition Company                                       8.375         6/15/2012         1,437,750
   2,050,000   Magnum Hunter Resources, Inc.                                    9.600         3/15/2012         2,214,000
   2,500,000   Pogo Producing Company                                           8.250         4/15/2011         2,712,500
   2,762,760   Port Arthur Finance Corporation                                 12.500         1/15/2009         3,149,546
   1,750,000   Premco Refining Group                                            9.500          2/1/2013         1,951,250
   3,200,000   Western Oil Sands, Inc.                                          8.375          5/1/2012         3,424,000
   4,300,000   Windsor Petroleum Transport Corporation, Variable
               Rate(f)                                                          7.840         1/15/2021         3,632,253
-------------------------------------------------------------------------------------------------------------------------
               Total Energy                                                                                    35,963,799
=========================================================================================================================

Finance (7.2%)
-------------------------------------------------------------------------------------------------------------------------
   1,464,000   Altiva Financial Corporation(c,f)                               12.000         6/15/2006                 0
   1,706,250   ASAT Finance, LLC                                               12.500         11/1/2006         1,365,000
   2,450,000   Chevy Chase Savings Bank                                         9.250         12/1/2005         2,462,250
   2,900,000   CSAM Funding Corporation(f)                                     12.780        10/15/2016         2,900,000
   2,800,000   Dollar Financial Group, Inc.                                    10.875        11/15/2006         2,296,000
   3,290,214   FC CBO II, Ltd.(c,f)                                            11.050          9/9/2010           164,511
  19,845,000   J.P. Morgan Chase & Company                                      8.750        11/15/2007        21,432,600
   1,950,000   Katonah, Ltd.(f)                                                12.015         2/20/2015         1,862,250
   3,000,000   Riggs Capital Trust II                                           8.875         3/15/2027         2,895,000
   1,500,000   Salomon Smith Barney Holdings                                    0.250         2/18/2010         1,460,700
   5,000,000   SIG Capital Trust I(c)                                           9.500         8/15/2027           250,000
   2,000,000   Sovereign Bancorp, Inc.                                         10.500        11/15/2006         2,420,000
   3,650,000   United Companies Financial Corporation(f,d)                      8.375          7/1/2005            27,375
   2,000,000   Venture CDO 2002, Ltd.(f)                                       13.060         3/15/2015         1,960,000
-------------------------------------------------------------------------------------------------------------------------
               Total Finance                                                                                   41,495,686
=========================================================================================================================

Non-Corporate (0.2%)
-------------------------------------------------------------------------------------------------------------------------
   1,350,000   Brazilian Government International                              11.000         1/11/2012         1,306,125
-------------------------------------------------------------------------------------------------------------------------
               Total Non-Corporate                                                                              1,306,125
=========================================================================================================================

Technology (2.6%)
-------------------------------------------------------------------------------------------------------------------------
   2,600,000   AMI Semiconductor, Inc.(b)                                      10.750          2/1/2013         2,821,000
   1,500,000   Amkor Technology, Inc.                                           5.750          6/1/2006         1,325,625
     850,000   Amkor Technology, Inc.                                           5.000         3/15/2007           705,500
   8,000,000   DIVA Systems Corporation(d)                                     12.625          3/1/2008           240,000
   2,250,000   Northern Telecom Capital                                         7.875         6/15/2026         2,002,500
   2,250,000   Sanmina-SCI Corporation                                         10.375         1/15/2010         2,565,000
   1,800,000   Unisys Corporation                                               8.125          6/1/2006         1,926,000
   3,600,000   Xerox Credit Corporation                                         6.100        12/16/2003         3,564,000
-------------------------------------------------------------------------------------------------------------------------
               Total Technology                                                                                15,149,625
=========================================================================================================================

Transportation (2.7%)
-------------------------------------------------------------------------------------------------------------------------
   3,150,000   Avis Group Holdings, Inc.                                       11.000          5/1/2009         3,512,250
   2,700,000   Hornbeck Offshore Services                                      10.625          8/1/2008         2,916,000
   2,388,557   Northwest Airlines                                               8.970          1/2/2015         1,183,363
   2,400,000   Overseas Shipholding Group                                       8.250         3/15/2013         2,475,000
   3,000,000   Railamerica Transportation Corporation                          12.875         8/15/2010         3,292,500
   2,747,084   United Airlines, Inc.(g)                                         7.762         10/1/2005           529,198
   2,000,000   United Airlines, Inc.(g)                                         7.730          7/1/2010         1,384,540
-------------------------------------------------------------------------------------------------------------------------
               Total Transportation                                                                            15,292,851
=========================================================================================================================

Utilities (12.5%)
-------------------------------------------------------------------------------------------------------------------------
   3,450,000   AES Corporation                                                  8.875         2/15/2011         3,294,750
   2,150,000   Alliant Energy Resources, Inc.                                   9.750         1/15/2013         2,550,524
   1,200,000   ANR Pipeline Company                                             8.875         3/15/2010         1,326,000
   2,200,000   Calpine Corporation                                              4.000        12/26/2006         1,812,250
   8,600,000   Calpine Corporation                                              8.500         2/15/2011         6,278,000
   5,123,250   CE Generation, LLC                                               7.416        12/15/2018         4,828,663
   2,250,000   Centerpoint Energy Resources                                     7.875          4/1/2013         2,581,875
   2,400,000   CMS Energy Corporation                                           7.500         1/15/2009         2,316,000
   3,000,000   Dynegy Holdings, Inc.                                            6.875          4/1/2011         2,550,000
   3,600,000   Edison Mission Energy                                            9.875         4/15/2011         3,186,000
   5,000,000   El Paso Corporation                                              7.000         5/15/2011         4,350,000
   1,300,000   Ferrellgas Partners, LP                                          8.750         6/15/2012         1,404,000
   2,150,000   FIMEP SA                                                        10.500         2/15/2013         2,322,000
   1,750,000   Midland Funding Corporation II                                  11.750         7/23/2005         1,868,125
   3,550,000   Midland Funding Corporation II                                  13.250         7/23/2006         4,002,625
   2,150,000   Nevada Power Company                                            10.875        10/15/2009         2,375,750
   2,600,000   Orion Power Holdings, Inc.                                      12.000          5/1/2010         2,821,000
   2,000,000   Panhandle Eastern Pipe Line                                      7.875         8/15/2004         2,062,500
   3,000,000   PSEG Energy Holdings, Inc.                                       8.625         2/15/2008         3,210,000
   1,500,000   Southern Natural Gas                                             8.875         3/15/2010         1,657,500
   4,300,000   TNP Enterprises, Inc.                                           10.250          4/1/2010         4,364,500
   3,000,000   USEC, Inc.                                                       6.625         1/20/2006         2,615,253
   6,500,000   Williams Companies, Inc.                                         8.125         3/15/2012         6,402,500
   1,350,000   Xcel Energy, Inc.                                                7.500        11/21/2007         1,890,000
-------------------------------------------------------------------------------------------------------------------------
               Total Utilities                                                                                 72,069,815
-------------------------------------------------------------------------------------------------------------------------
               Total Long-Term Fixed Income (cost $554,446,523)                                               532,940,123
=========================================================================================================================

      Shares   Preferred Stock (4.9%)                                                                               Value
-------------------------------------------------------------------------------------------------------------------------
      24,300   Allied Waste Industries, Inc.*                                                                  $1,252,665
      44,123   Cablevision Systems Corporation                                                                  4,621,884
      65,000   Chevy Chase Preferred Capital Corporation                                                        3,640,000
         169   Completel Europe NV(f)*                                                                            171,641
       1,472   Dobson Communications Corporation, 12.250%
               Payment-In-Kind                                                                                  1,280,640
       5,962   Dobson Communications Corporation, 13.000%
               Payment-In-Kind*                                                                                 5,186,626
      25,000   International Paper Capital Trust                                                                1,259,375
       1,200   J. Crew Group, Inc.(f)*                                                                            336,000
      29,217   Neon Communications*                                                                               328,691
      15,500   PRIMEDIA, Inc., Series H                                                                         1,340,750
      26,500   PRIMEDIA, Inc., Series D                                                                         2,504,250
       2,600   Sovereign REIT*                                                                                  3,640,000
      25,000   Unocal Capital Trust                                                                             1,221,875
      25,000   Washington Mutual, Inc.                                                                          1,421,875
-------------------------------------------------------------------------------------------------------------------------
               Total Preferred Stock (cost $27,311,593)                                                        28,206,272
=========================================================================================================================

      Shares   Common Stock (0.6%)                                                                                  Value
-------------------------------------------------------------------------------------------------------------------------
       3,000   Aavid Thermal Technology, Stock Warrants*                                                          $30,000
       3,350   American Tower Corporation*                                                                        251,250
       2,900   ASAT Finance, LLC, Stock Warrants*                                                                   2,900
      12,522   Birch Telecom, Inc.*                                                                                   200
       2,000   Birch Telecom, Inc., Stock Warrants(f)*                                                                 20
      16,911   Completel Europe NV*                                                                               171,752
      24,000   Diva Systems, Stock Warrants*                                                                          240
   1,100,000   HMP Equity Holdings Corporation*                                                                   544,500
     108,276   ICO Global Communications, Ltd.*                                                                   100,697
      36,351   Jazztel plc*                                                                                        12,577
       3,990   Jostens, Inc., Stock Warrants*                                                                     179,550
     307,011   Minorplanet Systems USA, Inc., Stock Warrants                                                      147,365
     175,356   Neon Communications, Stock Warrants*                                                                     0
     146,139   Neon Communications, Stock Warrants, Class A*                                                            0
     533,899   Netia Holdings SA*                                                                                 403,938
      14,435   NII Holdings, Inc.*                                                                                403,458
      48,000   NTL, Inc.*                                                                                         816,000
       3,000   Pliant Corporation, Stock Warrants*                                                                  3,000
      19,360   Protection One, Inc., Stock Warrants*                                                                  194
       3,000   RailAmerica, Inc., Stock Warrants*                                                                  30,000
      18,000   Travelcenters of America, Inc., Stock Warrants(f)*                                                 180,000
      36,330   TVMAX Holdings, Inc.(f)*                                                                           145,320
       2,000   XM Satellite Radio, Stock Warrants*                                                                    200
-------------------------------------------------------------------------------------------------------------------------
               Total Common Stock (cost $29,272,893)                                                            3,423,161
=========================================================================================================================

   Principal
      Amount   Short-Term Investments (2.0%)                         Interest Rate(i)     Maturity Date             Value
-------------------------------------------------------------------------------------------------------------------------
 $11,780,000   Citigroup, Inc.                                                  1.320%         5/1/2003       $11,780,000
-------------------------------------------------------------------------------------------------------------------------
               Total Short-Term Investments (at amortized cost)                                                11,780,000
-------------------------------------------------------------------------------------------------------------------------
               Total Investments (cost $622,811,009)                                                         $576,349,556
=========================================================================================================================

* Non-income producing security.

(a)    The categories of investments are shown as a percentage of total investments.

(b)    Earmarked as collateral as discussed in the notes to the financial statements.

(c)    Non-income producing and defaulted.

(d)    Non-income producing and bankrupt.

(e)    Step coupon bond.

(f)    Denotes restricted securities. These securities have been valued from the date of acquisition through April 30, 2003, by obtaining quotation from brokers who are active with these securities. The following table indicates the acquisition date and cost of restricted securities the Fund owned as of April 30, 2003.

                                                                         Acquisition
Security                                                                        Date                                Cost
------------------------------------------------------------------------------------------------------------------------
Altiva Financial Corporation                                                 11/16/96                         $3,260,301
Birch Telecom, Inc., Stock Warrants                                           6/18/98                             10,870
Completel Europe NV                                                            2/8/99                             23,251
CSAM Funding Corporation                                                      5/10/02                          2,886,320
FC CBO II, Ltd.                                                                9/4/98                          3,161,155
J. Crew Group, Inc.                                                          10/23/97                          1,218,000
Katonah, Ltd.                                                                  2/7/03                          1,862,401
Sun Media Corporation                                                         1/30/03                          1,278,091
Teletrac, Inc.                                                                7/31/97                            492,409
Travelcenters of America, Inc., Stock Warrants                                11/9/00                            208,266
TVMAX Holdings, Inc.                                                           7/9/99                          2,245,000
United Companies Financial Corporation                                         8/3/98                          3,392,948
Venture CDO 2002, Ltd.                                                        3/13/02                          2,000,000
Windsor Petroleum Transport Corporation                                       4/21/98                          3,552,059

(g)    Bankrupt security.

(h)    Non-income producing and trading flat.

(i)    The interest rate shown reflects the current yield.

The accompanying notes to the financial statements are an integral part of this schedule.

Lutheran Brotherhood Income Fund
Schedule of Investments as of April 30, 2003 (unaudited)(a)

   Principal
      Amount   Long-Term Fixed Income (90.1%)                           Interest Rate     Maturity Date             Value
-------------------------------------------------------------------------------------------------------------------------

Asset-Backed Securities (4.3%)
-------------------------------------------------------------------------------------------------------------------------
  $6,500,000   BMW Vehicle Owner Trust                                          4.460%        5/25/2007        $6,859,411
   8,000,000   CPL Transition Funding, LLC                                      5.010         1/15/2010         8,583,824
   4,000,000   Daimler Chrysler Motor Company, Variable Rate                    1.360         2/15/2008         3,999,980
   5,250,000   MBNA Credit Card Master Notes Trust, Variable Rate               1.420         8/17/2009         5,255,996
   7,500,000   MMCA Automobile Owner Trust                                      4.300         3/15/2010         7,658,205
-------------------------------------------------------------------------------------------------------------------------
               Total Asset-Backed Securities                                                                   32,357,416
=========================================================================================================================

Basic Materials (3.4%)
-------------------------------------------------------------------------------------------------------------------------
   2,500,000   BHP Billiton Finance, Ltd.                                       4.800         4/15/2013         2,551,818
   2,000,000   Dow Chemical Company                                             5.000        11/15/2007         2,080,378
   3,750,000   Dow Chemical Company                                             5.750        11/15/2009         3,990,893
   2,500,000   Georgia-Pacific Corporation                                      8.875          2/1/2010         2,693,750
   3,000,000   International Paper Company                                      5.850        10/30/2012         3,207,093
     675,000   Peabody Energy Corporation                                       6.875         3/15/2013           702,000
   6,000,000   UPM-Kymmene Corporation                                          5.500         1/30/2018         6,147,090
   1,000,000   Weyerhaeuser Company                                             6.125         3/15/2007         1,087,432
   3,000,000   Weyerhaeuser Company                                             6.750         3/15/2012         3,360,771
-------------------------------------------------------------------------------------------------------------------------
               Total Basic Materials                                                                           25,821,225
=========================================================================================================================

Capital Goods (4.6%)
-------------------------------------------------------------------------------------------------------------------------
   4,800,000   Allied Waste North America, Inc.(b)                              8.875          4/1/2008         5,184,000
     575,000   Ball Corporation                                                 6.875        12/15/2012           605,188
   1,500,000   Berkshire Hathaway, Inc.                                   Zero Coupon         5/15/2007         1,552,500
   4,000,000   Bombardier Capital, Inc.                                         6.125         6/29/2006         3,760,000
   1,050,000   L-3 Communication Holdings, Inc.(b)                              4.000         9/15/2011         1,148,438
   4,500,000   Lockheed Martin Corporation                                      8.200         12/1/2009         5,585,009
   2,000,000   Raytheon Company                                                 4.500        11/15/2007         2,060,080
   4,000,000   Raytheon Company                                                 5.375          4/1/2013         4,096,980
   3,741,045   Systems 2001 AT, LLC                                             6.664         9/15/2013         4,076,373
     650,000   Tyco International Group SA                                      2.750         1/15/2018           658,938
   5,500,000   Waste Management, Inc.                                           6.500        11/15/2008         6,160,968
-------------------------------------------------------------------------------------------------------------------------
               Total Capital Goods                                                                             34,888,474
=========================================================================================================================

Commercial-Backed Securities (3.1%)
-------------------------------------------------------------------------------------------------------------------------
   1,389,238   Banc of America Commercial Mortgage, Inc.(h)                     3.366         7/11/2043         1,423,497
   2,000,000   Banc of America Commercial Mortgage, Inc.(h)                     5.118         7/11/2043         2,100,282
   3,974,157   Lehman Brothers "CALSTRS" Mortgage Trust(b)                      3.988        11/20/2012         4,086,141
   2,750,000   GMAC Commercial Mortgage Corporation Loan Trust,
               Variable Rate(g)                                                 1.450         4/25/2033         2,752,720
   5,850,000   J.P. Morgan Chase Commercial Mortgage Securities
               Corporation, Variable Rate(g,h)                                  1.624         2/17/2015         5,850,053
   7,000,000   LB-UBS Commercial Mortgage Trust(g)                              3.323         3/15/2027         6,983,179
-------------------------------------------------------------------------------------------------------------------------
               Total Commercial-Backed Securities                                                              23,195,872
=========================================================================================================================

Communications Services (5.7%)
-------------------------------------------------------------------------------------------------------------------------
   1,000,000   AT&T Wireless Services, Inc.                                     7.350          3/1/2006         1,114,030
   2,000,000   AT&T Wireless Services, Inc.(b)                                  7.875          3/1/2011         2,304,208
   1,000,000   British Sky Broadcasting Group plc(b)                            8.200         7/15/2009         1,140,000
   3,000,000   Clear Channel Communications, Inc.                               4.625         1/15/2008         3,089,988
   3,000,000   Clear Channel Communications, Inc.(b)                            5.750         1/15/2013         3,169,059
   3,500,000   Comcast Cable Communication, Inc.                                6.875         6/15/2009         3,917,214
   3,000,000   Comcast Corporation                                              6.500         1/15/2015         3,259,185
   1,400,000   CSC Holdings, Inc.                                               7.625          4/1/2011         1,473,500
   4,750,000   Deutsche Telekom AG                                              8.250         6/15/2005         5,276,761
   1,450,000   EchoStar Communications Corporation                              5.750         5/15/2008         1,520,688
   1,400,000   EchoStar DBS Corporation                                         9.125         1/15/2009         1,575,000
   4,000,000   Interpublic Group                                                7.250         8/15/2011         4,070,000
   1,500,000   Liberty Media Corporation                                        5.700         5/15/2013         1,505,865
   2,875,000   Sprint Capital Corporation                                       7.625         1/30/2011         3,090,625
   5,500,000   Verizon Pennsylvania, Inc.                                       5.650        11/15/2011         5,920,376
     500,000   Vivendi Universal SA                                             9.250         4/15/2010           561,250
-------------------------------------------------------------------------------------------------------------------------
               Total Communications Services                                                                   42,987,749
=========================================================================================================================

Consumer Cyclical (5.9%)
-------------------------------------------------------------------------------------------------------------------------
   5,000,000   AOL Time Warner, Inc.(b)                                         6.875          5/1/2012         5,453,535
     500,000   Cendant Corporation                                              6.875         8/15/2006           546,684
   3,500,000   Cendant Corporation(b)                                           6.250         1/15/2008         3,738,319
   3,000,000   Centex Corporation                                               4.750         1/15/2008         3,095,307
   6,000,000   Daimler Chrysler North American Holdings Corporation             4.750         1/15/2008         6,198,330
   5,000,000   Ford Credit Floorplan Master Owner Trust, Variable
               Rate                                                             1.450         7/15/2008         5,011,130
   3,000,000   Ford Motor Credit Company                                        6.875          2/1/2006         3,103,509
   1,600,000   Gap, Inc.                                                        6.900         9/15/2007         1,696,000
   1,500,000   General Motors Acceptance Corporation                            6.125         9/15/2006         1,556,832
   4,000,000   General Motors Acceptance Corporation                            6.875         9/15/2011         4,076,744
   2,000,000   Lennar Corporation(b)                                            5.950          3/1/2013         2,128,628
   1,225,000   Lennar Corporation                                         Zero Coupon          4/4/2021           595,656
   1,600,000   Liberty Media Corporation                                        0.750         3/30/2023         1,696,000
   5,000,000   Wal-Mart Stores, Inc.                                            4.550          5/1/2013         5,060,040
     250,000   Yum! Brands, Inc.                                                7.700          7/1/2012           278,125
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Cyclical                                                                         44,234,839
=========================================================================================================================

Consumer Non-Cyclical (3.6%)
-------------------------------------------------------------------------------------------------------------------------
   2,000,000   Baxter International, Inc.                                       4.625         3/15/2015         1,975,612
   4,000,000   Bunge Limited Finance Corporation                                7.800        10/15/2012         4,268,320
     650,000   Bunge Limited Finance Corporation                                3.750        11/15/2022           735,313
   1,150,000   Fisher Scientific International, Inc.                            8.125          5/1/2012         1,236,250
   2,000,000   General Mills, Inc.                                              6.000         2/15/2012         2,194,126
   3,000,000   HCA Healthcare Company                                           7.875          2/1/2011         3,376,419
   4,000,000   Kellogg Company                                                  6.000          4/1/2006         4,394,236
   5,000,000   Kroger Company                                                   5.500          2/1/2013         5,136,105
   3,500,000   Tenet Healthcare Corporation                                     7.375          2/1/2013         3,456,250
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Non-Cyclical                                                                     26,772,631
=========================================================================================================================

Energy (1.6%)
-------------------------------------------------------------------------------------------------------------------------
   5,000,000   Global SantaFe Corporation                                       5.000         2/15/2013         5,018,030
   2,000,000   Occidental Petroleum Corporation                                 4.250         3/15/2010         2,012,014
   1,750,000   Premco Refining Group                                            9.250          2/1/2010         1,925,000
   2,000,000   Union Oil Company of California                                  5.050         10/1/2012         2,024,032
   1,250,000   XTO Energy, Inc.                                                 6.250         4/15/2013         1,303,125
-------------------------------------------------------------------------------------------------------------------------
               Total Energy                                                                                    12,282,201
=========================================================================================================================

Finance (18.9%)
-------------------------------------------------------------------------------------------------------------------------
   5,000,000   Abbey National Capital Trust I                                   8.963        12/29/2049         6,697,730
   9,000,000   Bank One Issuance Trust, Variable Rate(b)                        1.360        10/15/2008         8,999,955
   2,025,000   Boeing Capital Corporation                                       5.750         2/15/2007         2,147,099
   4,000,000   Capital One Bank                                                 6.500         7/30/2004         4,131,060
   3,500,000   Citigroup, Inc., Variable Rate                                   1.419          2/7/2005         3,500,956
   4,000,000   CS First Boston Mortgage Securities Corporation(h)               3.861         3/15/2036         4,056,716
   7,000,000   Equitable Life Assurance Society USA                             6.950         12/1/2005         7,792,162
   3,000,000   First National Master Note Trust, Variable Rate                  1.400         8/15/2008         3,003,381
   4,000,000   General Electric Capital Corporation                             6.750         3/15/2032         4,628,748
   2,000,000   Goldman Sachs Group, Inc.                                        5.250          4/1/2013         2,057,978
   2,000,000   Household Finance Corporation                                    5.750         1/30/2007         2,173,262
   2,000,000   Household Finance Corporation                                    5.875          2/1/2009         2,165,904
   1,500,000   Household Finance Corporation                                    6.375        11/27/2012         1,654,800
   5,000,000   ING Capital Funding Trust III                                    8.439        12/29/2049         6,043,555
     700,000   International Lease Finance Corporation                          4.000         1/17/2006           710,493
   2,750,000   International Lease Finance Corporation                          5.625          6/1/2007         2,878,604
   5,500,000   J.P. Morgan Chase & Company                                      3.625          5/1/2008         5,535,574
   5,392,156   J.P. Morgan Chase & Company                                      7.550        11/15/2007         5,735,906
   3,185,000   J.P. Morgan Chase & Company                                      8.750        11/15/2007         3,439,800
  28,140,000   Lehman Brothers, Inc., Targeted Return Index
               Securities                                                       6.539         8/15/2008        30,283,136
   5,000,000   Marsh & McLennan Companies, Inc.(b)                              5.375         3/15/2007         5,391,965
   4,000,000   Marshall & Ilsley Bank Corporation(b)                            6.375          9/1/2011         4,534,068
   2,000,000   Morgan Stanley and Company                                       8.880        12/15/2012         2,124,820
   3,000,000   Nationwide Financial Services, Inc.                              5.900          7/1/2012         3,142,296
   2,000,000   Nationwide Mutual Insurance Company                              8.250         12/1/2031         2,298,704
     650,000   Salomon Smith Barney Holdings                                    0.250         2/18/2010           632,970
   6,141,000   Washington Mutual, Inc.(b)                                       4.070        12/25/2032         6,303,687
   2,000,000   Wells Fargo Financial, Inc.                                      4.875         6/12/2007         2,139,936
   4,500,000   Wells Fargo Financial, Inc.                                      7.730         12/1/2026         5,017,500
   3,000,000   XL Capital Europe plc(b)                                         6.500         1/15/2012         3,275,076
-------------------------------------------------------------------------------------------------------------------------
               Total Finance                                                                                  142,497,841
=========================================================================================================================

Mortgage-Backed Securities (8.9%)
-------------------------------------------------------------------------------------------------------------------------
  42,000,000   Federal National Mortgage Association 15-Yr.
               Conventional(c)                                                  5.500         5/15/2018        43,666,780
  23,000,000   Federal National Mortgage Association 30-Yr.
               Conventional(c)                                                  5.500          5/1/2033        23,625,324
-------------------------------------------------------------------------------------------------------------------------
               Total Mortgage-Backed Securities                                                                67,292,104
=========================================================================================================================

Municipal Bonds (1.3%)
-------------------------------------------------------------------------------------------------------------------------
   9,635,000   California Pollution Control Financing Authority                 1.300          8/1/2031         9,635,000
-------------------------------------------------------------------------------------------------------------------------
               Total Municipal Bonds                                                                            9,635,000
=========================================================================================================================

Non Corporate (5.4%)
-------------------------------------------------------------------------------------------------------------------------
   6,500,000   Corporacion Andina de Fomento                                    6.875         3/15/2012         6,927,245
   5,500,000   Korea Development Bank                                           4.250        11/13/2007         5,549,517
   5,000,000   Mexico Government International                                  9.875          2/1/2010         6,370,000
   1,000,000   Mexico Government International                                  6.375         1/16/2013         1,047,500
   1,333,334   Pemex Finance, Ltd.(b)                                           8.450         2/15/2007         1,491,414
   4,000,000   Pemex Finance, Ltd.                                              9.030         2/15/2011         4,794,840
   6,500,000   Republic of Italy                                                5.375         6/15/2033         6,574,510
   8,000,000   Sallie Mae, Inc.(g)                                              2.000         3/15/2005         8,060,552
-------------------------------------------------------------------------------------------------------------------------
               Total Non Corporate                                                                             40,815,578
=========================================================================================================================

Other (0.3%)
-------------------------------------------------------------------------------------------------------------------------
   2,000,000   Parker-Hannifin Corporation                                      4.875         2/15/2013         2,024,528
-------------------------------------------------------------------------------------------------------------------------
               Total Other                                                                                      2,024,528
=========================================================================================================================

Technology (0.2%)
-------------------------------------------------------------------------------------------------------------------------
   1,100,000   Unisys Corporation                                               6.875         3/15/2010         1,160,500
-------------------------------------------------------------------------------------------------------------------------
               Total Technology                                                                                 1,160,500
=========================================================================================================================

Transportation (3.3%)
-------------------------------------------------------------------------------------------------------------------------
   4,500,000   CNF Transportation, Inc.(b)                                      8.875          5/1/2010         4,871,916
   2,250,000   Delta Air Lines, Inc.                                            6.417          7/2/2012         2,350,967
   3,592,417   Federal Express Corporation                                      6.720         1/15/2022         3,948,821
   5,250,000   Hertz Corporation                                                7.400          3/1/2011         5,195,815
   4,000,000   Southwest Airlines Company                                       5.496         11/1/2006         4,289,636
   5,398,672   United AirLines, Inc.(d)                                         7.186          4/1/2011         3,978,983
-------------------------------------------------------------------------------------------------------------------------
               Total Transportation                                                                            24,636,138
=========================================================================================================================

U.S. Government (10.5%)
-------------------------------------------------------------------------------------------------------------------------
   6,000,000   Federal Home Loan Mortgage Corporation(h)                        4.500         8/15/2004         6,239,844
   7,250,000   Federal National Mortgage Association(g)                         3.875         3/15/2005         7,566,252
   9,500,000   Federal National Mortgage Association(h)                         3.500        10/15/2007         9,613,050
   9,500,000   Federal National Mortgage Association                            4.375         3/15/2013         9,594,706
   6,000,000   U.S. Treasury Bonds(g,h)                                         6.125         8/15/2029         7,091,250
  15,589,140   U.S. Treasury Inflation-Indexed Bonds(g)                         3.875         4/15/2029        18,894,521
   3,375,000   U.S. Treasury Notes(g,h)                                         2.250         7/31/2004         3,418,109
   4,750,000   U.S. Treasury Notes(g)                                           2.125        10/31/2004         4,807,703
   2,500,000   U.S. Treasury Notes(g)                                           4.625         5/15/2006         2,692,870
   2,500,000   U.S. Treasury Notes(g)                                           3.000         2/15/2008         2,525,780
   6,000,000   U.S. Treasury Notes(g)                                           4.375         8/15/2012         6,264,612
-------------------------------------------------------------------------------------------------------------------------
               Total U.S. Government                                                                           78,708,697
=========================================================================================================================

Utilities (9.1%)
-------------------------------------------------------------------------------------------------------------------------
   2,500,000   Allegheny Energy Supply Company, LLC(b)                          8.750         4/15/2012         2,250,000
   2,500,000   American Electric Power Company, Inc.                            5.375         3/15/2010         2,606,625
   1,250,000   ANR Pipeline Company                                             8.875         3/15/2010         1,381,250
   4,000,000   CalEnergy Company, Inc.                                          7.630        10/15/2007         4,582,585
   4,500,000   Calpine Corporation                                              8.500         2/15/2011         3,285,000
   4,500,000   Consumers Energy Company                                         6.000         3/15/2005         4,792,500
   1,750,000   Dynegy Holdings, Inc.                                            8.125         3/15/2005         1,693,125
   2,000,000   EL Paso Corporation                                              7.800          8/1/2031         1,580,000
     600,000   Ferrellgas Partners, LP(b)                                       8.750         6/15/2012           648,000
   2,632,241   FPL Energy Virginia Funding Corporation(b)                       7.520         6/30/2019         2,877,645
   4,000,000   Indiana Michigan Power Company                                   6.125        12/15/2006         4,352,777
   2,000,000   Kinder Morgan Energy Partners, LP                                7.750         3/15/2032         2,451,584
   2,250,000   Kinder Morgan Energy Partners, LP                                7.500         11/1/2010         2,668,232
   4,000,000   National Rural Utilities, Variable Rate                          1.749          2/7/2005         3,999,784
   3,000,000   NiSource Finance Corporation                                     7.625        11/15/2005         3,370,731
   2,000,000   Ohio Edison Company                                              4.000          5/1/2008         2,022,406
   1,250,000   Oncor Electric Delivery Company                                  5.000          9/1/2007         1,321,974
   2,500,000   Oncor Electric Delivery Company                                  6.375         1/15/2015         2,787,180
   1,250,000   Oncor Electric Delivery Company                                  7.000          9/1/2022         1,376,521
     500,000   Pepco Holdings, Inc.                                             3.750         2/15/2006           512,838
   3,250,000   Pinnacle West Capital Corporation                                6.400          4/1/2006         3,487,534
   1,500,000   PSEG Energy Holdings, Inc.                                       7.750         4/16/2007         1,571,250
   1,875,000   PSEG Energy Holdings, Inc.(b)                                    8.625         2/15/2008         2,006,250
   2,000,000   Public Service Company of Colorado                               7.875         10/1/2012         2,450,908
   2,000,000   Sempra Energy                                                    6.000          2/1/2013         2,135,048
   2,000,000   Texas Eastern Transmission, LP(b)                                5.250         7/15/2007         2,105,798
   2,000,000   Transcontinental Gas Pipe Corporation                            8.875         7/15/2012         2,200,000
   1,750,000   Xcel Energy, Inc.                                                7.000         12/1/2010         1,925,000
-------------------------------------------------------------------------------------------------------------------------
               Total Utilities                                                                                 68,442,545
-------------------------------------------------------------------------------------------------------------------------
               Total Long-Term Fixed Income (cost $651,336,972)                                               677,753,338
=========================================================================================================================

     Shares   Preferred Stock (0.2%)                                                                               Value
-------------------------------------------------------------------------------------------------------------------------
      65,000   Travelers Property Casualty Company                                                              1,592,500
-------------------------------------------------------------------------------------------------------------------------
               Total Preferred Stock (cost $1,644,332)                                                          1,592,500
=========================================================================================================================
                                                                             Exercise        Expiration
   Contracts Options on U.S. Treasury Bond Futures(e)                           Price              Date             Value
-------------------------------------------------------------------------------------------------------------------------
         100   U.S. Treasury Bond Futures                                        $112         5/24/2003            40,625
-------------------------------------------------------------------------------------------------------------------------
               Total Options on U.S. Treasury Bond Futures (cost
               $66,650)                                                                                            40,625
=========================================================================================================================

   Principal
      Amount   Short-Term Investments (9.7%)                         Interest Rate(f)     Maturity Date             Value
-------------------------------------------------------------------------------------------------------------------------
 $10,000,000   Barton Capital                                                   1.260%        5/21/2003        $9,993,000
   5,000,000   Ciesco, LP                                                       1.240         5/12/2003         4,998,105
  10,000,000   Delaware Funding Corporation                                     1.250          5/6/2003         9,998,264
   3,516,000   Delaware Funding Corporation                                     1.260         5/22/2003         3,513,416
   6,172,000   Enterprise Funding Corporation                                   1.250          5/5/2003         6,171,143
   5,000,000   Federal National Mortgage Association(g,h)                       1.140         5/21/2003         4,996,834
   6,300,000   Harvard University                                               1.340          5/1/2003         6,300,000
   5,000,000   Kitty Hawk Funding Corporation                                   1.260         5/16/2003         4,997,375
  21,770,000   New Center Asset Trust                                           1.360          5/1/2003        21,770,000
-------------------------------------------------------------------------------------------------------------------------
               Total Short-Term Investments (at amortized cost)                                                72,738,137
-------------------------------------------------------------------------------------------------------------------------
               Total Investments (cost $725,786,091)                                                         $752,124,600
=========================================================================================================================

(a)    The categories of investments are shown as a percentage of total investments.

(b)    Earmarked as collateral as discussed in the notes to the financial statements.

(c)    Denotes securities purchased on a when-issued basis.

(d)    Bankrupt security.

(e)    The market value of the denoted categories of investments represents less than 0.1% of the total investment of the Lutheran Brotherhood Income Fund.

(f)    The interest rate shown reflects the discount rate at the date of purchase.

(g)    At April 30, 2003, U.S. Treasury Notes and other securities valued at $69,908,694 were pledged as the initial margin deposit or earmarked as collateral to cover open financial futures contracts and call options written as follows:

                           Number of    Expiration                        Market        Principal        Unrealized
Type                       Contracts          Date       Position          Value           Amount              Loss
-------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Bond Futures       490     June 2003          Short    $56,411,250      $56,104,565          $306,685

(h)    At April 30, 2003, securities stocks valued at $26,630,211 were earmarked to cover call options written as follows:

                           Number of      Exercise     Expiration
Call Options               Contracts         Price           Date          Value
-------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Bond Futures       100           110      June 2003        $15,625

The accompanying notes to the financial statements are an integral part of this schedule.

Lutheran Brotherhood Municipal Bond Fund
Schedule of Investments as of April 30, 2003 (unaudited)(a)

   Principal
      Amount   Long-Term Fixed Income (98.5%)                           Interest Rate     Maturity Date             Value
-------------------------------------------------------------------------------------------------------------------------

Alabama (0.7%)
-------------------------------------------------------------------------------------------------------------------------
  $5,000,000   Huntsville, Alabama Health Care Authority
               Revenue Bonds (Series B)                                         5.750%         6/1/2032        $5,098,450
-------------------------------------------------------------------------------------------------------------------------
               Total Alabama                                                                                    5,098,450
=========================================================================================================================

Alaska (0.5%)
-------------------------------------------------------------------------------------------------------------------------
   3,155,000   Alaska Energy Authority Power Revenue Refunding Bonds
               (Bradley Lake) (Series 5) (FSA Insured)                          5.000          7/1/2021         3,261,923
-------------------------------------------------------------------------------------------------------------------------
               Total Alaska                                                                                     3,261,923
=========================================================================================================================

Arizona (1.2%)
-------------------------------------------------------------------------------------------------------------------------
     500,000   Glendale, Arizona Industrial Development Authority
               (Midwestern University) (Series A)                               5.750         5/15/2021           538,625
   2,250,000   Phoenix, Arizona Civic Improvement Corporation
               Wastewater System Revenue Bonds (FGIC Insured)(b)                6.000          7/1/2020         2,698,245
   2,000,000   Phoenix, Arizona Industrial Development Authority
               Government Office Lease Revenue Bonds (Capital Mall
               Project) (AMBAC Insured)                                         5.375         9/15/2020         2,143,560
   1,700,000   Pima County, Arizona Unified School District #16
               Catalina Foothills (Series A) (MBIA Insured)                     8.900          7/1/2005         1,967,376
   1,000,000   Pinal County, Arizona Unified School District #43
               Apache Junction (Series A) (FGIC Insured)(b)                     5.800          7/1/2011         1,138,890
-------------------------------------------------------------------------------------------------------------------------
               Total Arizona                                                                                    8,486,696
=========================================================================================================================

Arkansas (0.9%)
-------------------------------------------------------------------------------------------------------------------------
     830,000   Arkansas Housing Development Agency Single Family
               Mortgage Revenue Bonds (FHA Insured)(b)                          8.375          7/1/2010         1,005,645
   1,000,000   Arkansas State Community Water System Public Water
               Authority Revenue (Series B) (MBIA Insured)                      5.000         10/1/2023         1,032,060
   3,000,000   Jonesboro, Arkansas Residential Housing and Health
               Care Facilities Revenue Bonds (St. Bernard's Regional
               Medical Center) (AMBAC Insured)                                  5.800          7/1/2011         3,353,970
     875,000   Pope County, Arkansas Pollution Control Revenue Bonds
               (Arkansas Power and Light Company Project) (FSA
               Insured)                                                         6.300         12/1/2016           935,541
-------------------------------------------------------------------------------------------------------------------------
               Total Arkansas                                                                                   6,327,216
=========================================================================================================================

California (9.1%)
-------------------------------------------------------------------------------------------------------------------------
   3,450,000   Anaheim, California Public Financing Authority Lease
               Revenue Bonds (Public Improvements Project)
               (Series A) (FSA Insured)                                         6.000          9/1/2024         4,182,366
   1,000,000   Anaheim, California Public Financing Authority Lease
               Revenue Bonds (Public Improvements Project)
               (Series A) (FSA Insured)                                         5.000          9/1/2027         1,022,070
  10,000,000   California State General Obligation Bonds                        5.000          2/1/2020        10,192,600
   2,000,000   California State General Obligation Bonds (AMBAC
               Insured)                                                         6.300          9/1/2010         2,399,260
   3,000,000   California State Public Works Board Lease
               Revenue Bonds (Department of Corrections State Prison
               - A)                                                             7.400          9/1/2010         3,691,500
   4,000,000   California State Public Works Board Lease
               Revenue Bonds (UCLA Replacement Hospital) (Series A)
               (FSA Insured)                                                    5.375         10/1/2015         4,523,000
   1,500,000   California State Revenue General Obligation Bonds                7.000          8/1/2006         1,719,270
     300,000   California State Unrefunded General Obligation Bonds
               (MBIA Insured)                                                   6.000          8/1/2016           321,846
   1,000,000   California State Veterans General Obligation
               Revenue Bonds (Series AT) (FGIC Insured)                         9.500          2/1/2010         1,338,250
   1,400,000   Central Valley Financing Authority Cogeneration
               Project Revenue Bonds (Carson Ice-Gen Project)                   6.000          7/1/2009         1,436,456
   2,385,000   Orange County, California Recovery Certificates Of
               Participation Bonds (Series A) (MBIA Insured)                    5.800          7/1/2016         2,668,720
   1,785,000   Palmdale, California Civic Authority Revenue Bonds
               (Series A)                                                       6.600          9/1/2034         1,888,191
   5,000,000   Pittsburg, California Redevelopment Agency Tax
               Allocation Bonds (Los Medanos Community Development
               Project) (AMBAC Insured)                                   Zero Coupon          8/1/2024         1,642,750
   2,815,000   Riverside County, California Transportation
               Commission Sales Tax Revenue Bonds (Series A)
               (MBIA/IBC Insured)                                         Zero Coupon          6/1/2004         2,777,054
     500,000   Sacramento, California Cogeneration Authority Bonds
               (Procter and Gamble Project)(b)                                  6.375          7/1/2010           564,635
     500,000   Sacramento, California Cogeneration Authority
               Revenue Bonds (Procter and Gamble Project)                       6.375          7/1/2010           544,655
   1,500,000   San Francisco, California Bay Area Rapid Transit
               District Sales Tax Revenue Bonds (AMBAC Insured)                 6.750          7/1/2010         1,841,580
  15,000,000   San Joaquin Hills Transportation Corridor Agency,
               California Toll Road Revenue Bonds(b,c)                          7.650          1/1/2013        18,876,599
-------------------------------------------------------------------------------------------------------------------------
               Total California                                                                                61,630,802
=========================================================================================================================

Colorado (5.8%)
-------------------------------------------------------------------------------------------------------------------------
   5,000,000   Boulder Larimer Weld Counties, Colorado St. Vrain
               Valley Public School District General Obligation
               Bonds (Series A) (MBIA Insured)                            Zero Coupon        12/15/2004         4,868,600
   2,500,000   Boulder Larimer Weld Counties, Colorado St. Vrain
               Valley Public School District General Obligation
               Bonds (Series A) (MBIA Insured)                            Zero Coupon        12/15/2003         2,479,825
   1,000,000   Colorado Educational and Cultural Facilities
               Authority Revenue Bonds (University Lab School
               Project)                                                         5.750          6/1/2016         1,014,220
   1,000,000   Colorado Educational and Cultural Facilities
               Authority Revenue Bonds (University Lab School
               Project)                                                         6.250          6/1/2031         1,013,890
   3,000,000   Colorado Health Facilities Authority Revenue Bonds
               (Evangelical Lutheran Good Samaritan)                            6.800         12/1/2020         3,290,640
   1,000,000   Colorado Health Facilities Authority Revenue Bonds
               (Parkview Medical Center Project)                                6.500          9/1/2020         1,102,260
     500,000   Colorado Health Facilities Authority Revenue Bonds
               (Parkview Medical Center Project)                                6.600          9/1/2025           562,650
     355,000   Colorado Housing and Finance Authority Single Family
               Revenue Bonds (Series A-3)                                       7.000         11/1/2016           372,530
   3,235,000   Colorado Housing and Finance Authority Single Family
               Revenue Bonds (Series D-2) (Subject to 'AMT')                    6.350         11/1/2029         3,474,164
      70,000   Colorado Water Resources and Power Development
               Authority Clean Water Revenue Unrefunded Bonds
               (Series A) (FSA Insured)                                         6.250          9/1/2013            71,002
   6,000,000   Denver, Colorado City & County Bonds                             5.600         10/1/2029         6,472,139
   1,000,000   Denver, Colorado Health and Hospital Authority
               Healthcare Revenue Bonds (Series A)                              6.000         12/1/2023         1,022,340
     150,000   Douglas County, Colorado School District #RE-1
               Douglas and Elbert Counties General Obligation Bonds
               (Series A) (MBIA Insured)                                        6.500        12/15/2016           163,053
   3,350,000   Douglas County, Colorado School District Number 1
               Douglas and Elbert General Obligation Bonds
               (Series A) (MBIA Insured)(b)                                     6.500        12/15/2016         3,669,825
   1,000,000   Eagle Garfield and Routt Counties School District
               General Obligation Bonds (FGIC Insured)(b)                       6.300         12/1/2012         1,100,150
   1,890,000   Goldsmith, Colorado Metropolitan District Capital
               Appreciation General Obligation Bonds (MBIA Insured)       Zero Coupon          6/1/2007         1,687,335
   1,890,000   Goldsmith, Colorado Metropolitan District Capital
               Appreciation General Obligation Bonds (MBIA Insured)       Zero Coupon          6/1/2008         1,613,777
   1,885,000   Goldsmith, Colorado Metropolitan District Capital
               Appreciation General Obligation Bonds (MBIA Insured)       Zero Coupon         12/1/2008         1,584,833
   3,000,000   Larimer County, Colorado School District #R1 Poudre
               Valley (MBIA/IBC Insured)                                        7.000        12/15/2016         3,905,490
-------------------------------------------------------------------------------------------------------------------------
               Total Colorado                                                                                  39,468,723
=========================================================================================================================

Connecticut (0.7%)
-------------------------------------------------------------------------------------------------------------------------
   4,000,000   Connecticut State Special Tax Obligation
               Revenue Bonds (Transportation Infrastructure)
               (Series B)                                                       6.500         10/1/2010         4,879,720
-------------------------------------------------------------------------------------------------------------------------
               Total Connecticut                                                                                4,879,720
=========================================================================================================================

Florida (0.6%)
-------------------------------------------------------------------------------------------------------------------------
     750,000   Florida Intergovernmental Finance Commission Capital
               Revenue Bonds                                                    5.125          5/1/2021           783,810
   1,520,000   Florida State Revenue Bonds (Jacksonville
               Transportation)                                                  5.000          7/1/2019         1,583,171
   1,500,000   Jacksonville, Florida Health Facilities Authority
               Revenue Bonds (Series C)(b)                                      5.750         8/15/2015         1,732,800
-------------------------------------------------------------------------------------------------------------------------
               Total Florida                                                                                    4,099,781
=========================================================================================================================

Georgia (4.1%)
-------------------------------------------------------------------------------------------------------------------------
   2,620,000   Atlanta, Georgia Water and Wastewater Revenue Bonds
               (Series A) (FGIC Insured)(b)                                     5.000         11/1/2038         2,964,137
   2,000,000   Brunswick, Georgia Water and Sewer Revenue Refunding
               Bonds (MBIA Insured)                                             6.000         10/1/2011         2,355,560
   1,500,000   Brunswick, Georgia Water and Sewer Revenue Refunding
               Bonds (MBIA Insured)                                             6.100         10/1/2019         1,859,910
   1,000,000   Chatham County, Georgia Hospital Authority
               Revenue Bonds (Memorial Health University Medical
               Center)                                                          6.125          1/1/2024         1,054,420
   5,000,000   Cherokee County, Georgia Water and Sewer Authority
               Revenue Refunding Bonds (MBIA Insured)                           5.500          8/1/2018         5,861,850
   1,000,000   Georgia State General Obligation Bonds (Series B)                6.300          3/1/2009         1,187,310
   1,000,000   Georgia State General Obligation Bonds (Series B)                6.300          3/1/2010         1,197,310
   2,000,000   Georgia State General Obligation Bonds (Series B)                5.650          3/1/2012         2,334,080
   3,500,000   Georgia State General Obligation Bonds (Series D)                5.000          8/1/2012         3,929,450
   5,000,000   Rockdale County, Georgia Waterand Sewer Authority
               Revenue Bonds (Series A) (MBIA Insured)                          5.500          7/1/2025         5,317,550
-------------------------------------------------------------------------------------------------------------------------
               Total Georgia                                                                                   28,061,577
=========================================================================================================================

Hawaii (1.4%)
-------------------------------------------------------------------------------------------------------------------------
   7,330,000   Hawaii State Highway Revenue Bonds                               5.500          7/1/2018         8,551,838
   1,000,000   Honolulu, Hawaii City & County (Series A) (FSA
               Insured)                                                         5.250          9/1/2024         1,046,730
-------------------------------------------------------------------------------------------------------------------------
               Total Hawaii                                                                                     9,598,568
=========================================================================================================================

Idaho (0.7%)
-------------------------------------------------------------------------------------------------------------------------
   1,000,000   Idaho Falls, Idaho General Obligation Bonds (FGIC
               Insured)                                                   Zero Coupon          4/1/2007           905,080
   3,115,000   Idaho Falls, Idaho General Obligation Bonds (FGIC
               Insured)                                                   Zero Coupon          4/1/2010         2,432,504
   2,000,000   Idaho Falls, Idaho General Obligation Bonds (FGIC
               Insured)                                                   Zero Coupon          4/1/2011         1,478,100
-------------------------------------------------------------------------------------------------------------------------
               Total Idaho                                                                                      4,815,684
=========================================================================================================================

Illinois (5.2%)
-------------------------------------------------------------------------------------------------------------------------
   1,000,000   Alton, Illinois Hospital Facilities Revenue and
               Refunding Bonds (St. Anthony's Health Center)                    6.000          9/1/2014           988,500
  10,000,000   Chicago, Illinois Capital Appreciation City Colleges
               General Obligation Bonds (FGIC Insured)                    Zero Coupon          1/1/2024         3,361,400
   3,000,000   Chicago, Illinois Lakefront Millennium Project
               General Obligation Bonds (MBIA Insured)                    Zero Coupon          1/1/2029         2,669,130
   2,500,000   Cook County, Illinois General Obligation Bonds
               (Series A) (MBIA Insured)                                        6.250        11/15/2011         3,016,350
   1,710,000   Du Page Cook & Will Counties, Illinois Community
               College Dist No 502                                              5.000          1/1/2017         1,829,461
   1,000,000   Illinois Development Finance Authority Revenue Bonds
               (Midwestern University) (Series B)                               6.000         5/15/2026         1,055,050
   1,000,000   Illinois Educational Facilities Authority Student
               Housing Revenue Bonds (University Center Project)                6.625          5/1/2017         1,068,130
   2,000,000   Illinois Health Facilities Authority Revenue Bonds
               (Lutheran General Health Care Facilities) (FSA
               Insured)                                                         6.000          4/1/2018         2,390,780
      61,000   Illinois Health Facilities Authority Revenue Bonds
               (MBIA Insured)(b)                                                7.900         8/15/2003            62,154
   1,995,000   Illinois Health Facilities Authority Revenue Bonds
               (Swedish American Hospital)                                      6.875        11/15/2030         2,162,919
     363,000   Illinois Health Facilities Authority Unrefunded
               Revenue Bonds (Series B)                                         7.900         8/15/2003           364,946
   2,000,000   Illinois Sports Facilities Authority State Tax
               Supported Capital Appreciation Revenue Bonds (AMBAC
               Insured)                                                   Zero Coupon         6/15/2017         1,034,380
   1,500,000   Illinois Sports Facilities Authority State Tax
               Supported Capital Appreciation Revenue Bonds (AMBAC
               Insured)                                                   Zero Coupon         6/15/2018           720,960
   1,500,000   Illinois Sports Facilities Authority State Tax
               Supported Capital Appreciation Revenue Bonds (AMBAC
               Insured)                                                   Zero Coupon         6/15/2019           681,465
   1,410,000   Metropolitan Pier and Exposition Authority Illinois
               State Tax Revenue Bonds (McCormick Place Exposition
               Project) (FGIC Insured)                                          5.250        12/15/2028         1,465,427
  10,000,000   Metropolitan Pier and Exposition Authority Illinois
               State Tax Revenue Bonds (McCormick Place Exposition
               Project) (Series A) (FGIC Insured)                         Zero Coupon         6/15/2018         4,806,400
  17,505,000   Metropolitan Pier and Exposition Authority Illinois
               State Tax Revenue Bonds (McCormick Place Exposition
               Project) (Series A) (FGIC Insured)                         Zero Coupon         6/15/2020         7,459,756
-------------------------------------------------------------------------------------------------------------------------
               Total Illinois                                                                                  35,137,208
=========================================================================================================================

Indiana (1.1%)
-------------------------------------------------------------------------------------------------------------------------
   4,000,000   Avon, Indiana Community School Building Corporation
               Revenue Bonds (First Mortgage) (AMBAC Insured)                   5.250          1/1/2022         4,182,000
     700,000   Ball State University, Indiana University Student Fee
               Revenue Bonds (Series K) (FGIC Insured)                          5.750          7/1/2020           782,530
   2,120,000   Purdue University, Indiana Student Fee Revenue Bonds
               (Series L)                                                       5.000          7/1/2020         2,218,856
-------------------------------------------------------------------------------------------------------------------------
               Total Indiana                                                                                    7,183,386
=========================================================================================================================

Iowa (1.0%)
-------------------------------------------------------------------------------------------------------------------------
   4,500,000   Iowa Finance Authority Health Care Facilities
               Revenue Bonds (Genesis Medical Center)                           6.250          7/1/2025         4,764,960
   2,000,000   Iowa Financial Authority Revenue Bonds (Iowa State
               Revolving Fund)(b)                                               6.250          5/1/2024         2,120,400
-------------------------------------------------------------------------------------------------------------------------
               Total Iowa                                                                                       6,885,360
=========================================================================================================================

Kansas (2.0%)
-------------------------------------------------------------------------------------------------------------------------
     920,000   Kansas City, Kansas Utility System Capital
               Appreciation Unrefunded Revenue Bonds (AMBAC Insured)      Zero Coupon          3/1/2007           836,022
   1,255,000   Kansas City, Kansas Utility System Capital
               Appreciation Revenue Bonds (AMBAC Insured)(b)              Zero Coupon          3/1/2007         1,146,493
   2,605,000   Kansas City, Kansas Utility System Revenue Bonds
               (FGIC Insured)(b)                                                6.375          9/1/2023         2,837,288
   5,395,000   Kansas City, Kansas Utility System Unrefunded
               Revenue Bonds (FGIC Insured)(b)                                  6.375          9/1/2023         5,834,692
   1,000,000   Kansas State Development Finance Authority Health
               Facilities Revenue Bonds (Stormont Vail Healthcare)
               (Series K)                                                       5.375        11/15/2024         1,049,300
   2,000,000   Olathe, Kansas Health Facilities Revenue Bonds
               (Olathe Medical Center Project) (Series A) (AMBAC
               Insured)                                                         5.500          9/1/2025         2,104,380
-------------------------------------------------------------------------------------------------------------------------
               Total Kansas                                                                                    13,808,175
=========================================================================================================================

Kentucky (0.6%)
-------------------------------------------------------------------------------------------------------------------------
   5,345,000   Kentucky State Turnpike Authority Economic
               Development Revenue Bonds (Revitalization Project)
               (FGIC Insured)                                             Zero Coupon          1/1/2010         4,230,621
-------------------------------------------------------------------------------------------------------------------------
               Total Kentucky                                                                                   4,230,621
=========================================================================================================================

Louisiana (1.2%)
-------------------------------------------------------------------------------------------------------------------------
   6,500,000   New Orleans, Louisiana General Obligation Bonds
               (AMBAC Insured)                                            Zero Coupon          9/1/2012         4,464,720
   3,000,000   Orleans Parish, Louisiana School Board Administration
               Offices Revenue Bonds (MBIA Insured)(b)                          8.950          2/1/2008         3,868,800
-------------------------------------------------------------------------------------------------------------------------
               Total Louisiana                                                                                  8,333,520
=========================================================================================================================

Maine (0.2%)
-------------------------------------------------------------------------------------------------------------------------
   1,250,000   Maine Health and Higher Educational Facilities
               Authority Revenue Bonds (Series B) (FSA Insured)(b)              7.000          7/1/2024         1,358,800
-------------------------------------------------------------------------------------------------------------------------
               Total Maine                                                                                      1,358,800
=========================================================================================================================

Maryland (1.5%)
-------------------------------------------------------------------------------------------------------------------------
   1,250,000   Frederick County, Maryland Educational Facilities
               Revenue Bonds (Mount Saint Mary's College) (Series A)            5.750          9/1/2025         1,286,388
   1,940,000   Maryland State Economic Development Corporation
               Revenue Bonds (Lutheran World Relief)                            7.200          4/1/2025         2,060,222
     500,000   Maryland State Health and Higher Educational
               Facilities Authority Revenue Bonds (Johns Hopkins
               University) (Series A)                                           5.000          7/1/2032           513,775
   1,000,000   Maryland State Health and Higher Educational
               Facilities Authority Revenue Bonds (University of
               Maryland Medical System)                                         6.000          7/1/2022         1,064,870
   4,500,000   Morgan State University MD, Maryland Academic and
               Auxiliary Facilities Fees Revenue Bonds (MBIA
               Insured)                                                         6.050          7/1/2015         5,521,859
-------------------------------------------------------------------------------------------------------------------------
               Total Maryland                                                                                  10,447,114
=========================================================================================================================

Massachusetts (0.9%)
-------------------------------------------------------------------------------------------------------------------------
   2,000,000   Massachusetts State General Obligation Bonds
               (Series B)(b)                                                    6.500          8/1/2008         2,396,820
   2,500,000   Massachusetts State Health and Educational Facilities
               Authority Revenue Bonds (Daughters of Charity)
               (Series D)(b)                                                    6.100          7/1/2014         2,687,300
   1,000,000   Massachusetts State Health and Educational Facilities
               Authority Revenue Bonds (Partners Healthcare System)
               (Series B)                                                       5.250          7/1/2014         1,063,860
-------------------------------------------------------------------------------------------------------------------------
               Total Massachusetts                                                                              6,147,980
=========================================================================================================================

Michigan (5.4%)
-------------------------------------------------------------------------------------------------------------------------
   2,355,000   John Tolfree Health System Corporation Michigan
               Mortgage Revenue Bonds                                           5.850         9/15/2013         2,351,656
   1,500,000   Livonia, Michigan Public Schools School District
               General Obligation Bonds (FGIC Insured)(b)                 Zero Coupon          5/1/2009         1,228,215
   2,460,000   Michigan Municipal Board Authority Revenue Bonds
               (Local Government Loan Program) (FGIC Insured)             Zero Coupon         12/1/2005         2,338,427
      45,000   Michigan State Hospital Finance Authority
               Revenue Bonds (Detroit Medical Center)                           8.125         8/15/2012            45,662
   2,825,000   Michigan State Hospital Finance Authority
               Revenue Bonds (MBIA Insured)                                     5.375         8/15/2014         3,206,884
     175,000   Michigan State Hospital Finance Authority
               Revenue Bonds (Series P) (MBIA Insured)(b)                       5.375         8/15/2014           196,264
   2,750,000   Michigan State Hospital Finance Authority
               Revenue Refunding Bonds (Crittenton Hospital)
               (Series A)                                                       5.500          3/1/2022         2,761,550
   4,500,000   Rochester, Michigan Community School District (MBIA
               Insured)                                                         5.000          5/1/2019         4,927,050
   3,320,000   Sault Ste Marie, Michigan Chippewa Indians Housing
               Authority (Tribal Health and Human Services Center)              7.750          9/1/2012         3,370,896
   2,000,000   St. Clair County, Michigan Economic Development
               Corporation Revenue Bonds (Detroit Edison)
               (Series AA) (AMBAC Insured)                                      6.400          8/1/2024         2,356,860
   5,000,000   Wayne Charter County, Michigan Airport
               Revenue Refunding Bonds (Detroit Wayne County
               Project) (Series A) (MBIA Insured) (Subject to 'AMT')            5.000         12/1/2028         5,018,598
   3,560,000   Wayne State University, Michigan University Revenues
               (FGIC Insured)                                                   5.125        11/15/2029         3,655,052
   3,455,000   West Ottawa, Michigan Public School District General
               Obligation Bonds (MBIA Insured)                            Zero Coupon          5/1/2004         3,414,024
1,860,000      West Ottawa, Michigan Public School District General
               Obligation Bonds (MBIA Insured)                            Zero Coupon          5/1/2005         1,790,287
-------------------------------------------------------------------------------------------------------------------------
               Total Michigan                                                                                  36,661,425
=========================================================================================================================

Minnesota (4.3%)
-------------------------------------------------------------------------------------------------------------------------
     285,000   Duluth, Minnesota Economic Development Authority
               Health Care Facilities Revenue Bonds (Duluth Clinic)
               (AMBAC Insured)(b)                                               6.300         11/1/2022           306,737
   1,000,000   Minneapolis and St. Paul, Minnesota Metropolitan
               Airports Commission Airport Revenue Bonds (Series C)
               (FGIC Insured)                                                   5.125          1/1/2020         1,044,720
   7,685,000   Minneapolis, Minnesota Community Development Agency
               Tax Increment Revenue Bonds (MBIA Insured)                 Zero Coupon          3/1/2009         6,356,571
   5,000,000   Minnesota Agricultural and Economic Development Board
               Health Care System Revenue Bonds (Fairview Hospital)
               (Series A) (MBIA Insured)                                        5.750        11/15/2026         5,356,600
   3,750,000   Minnesota Higher Education Facilities Authority
               Revenue Bonds (Augsburg College) (Series 4-F1)                   6.250          5/1/2023         3,948,675
   1,000,000   Minnesota Higher Education Facilities Authority
               Revenue Bonds (College of Art and Design)
               (Series 5-D)                                                     6.625          5/1/2020         1,099,170
   3,620,000   Minnesota State General Obligation Bonds                         5.250          8/1/2017         3,923,211
   1,000,000   Northfield, Minnesota Hospital Revenue (Series C)                6.000         11/1/2021         1,013,430
   1,300,000   Northfield, Minnesota Hospital Revenue (Series C)                6.000         11/1/2026         1,317,459
   2,040,000   Northfield, Minnesota Hospital Revenue (Series C)                6.000         11/1/2031         2,056,483
   1,000,000   Sauk Rapids, Minnesota Independent School District
               #47 (Series B) (FSA Insured)                               Zero Coupon          2/1/2014           610,350
   1,690,000   St. Paul, Minnesota Housing and Redevelopment
               Authority Lease Parking Facilities Revenue Bonds
               (Rivercentre Parking Ramp)                                       6.000          5/1/2013         1,905,610
-------------------------------------------------------------------------------------------------------------------------
               Total Minnesota                                                                                 28,939,016
=========================================================================================================================

Missouri (0.9%)
-------------------------------------------------------------------------------------------------------------------------
   2,000,000   Missouri State Health and Educational Facilities
               Authority Health Facilities Revenue Bonds (Barnes
               Jewish, Inc. Christian) (Series A)                               5.250         5/15/2014         2,171,439
   1,000,000   Missouri State Health and Educational Facilities
               Authority Health Facilities Revenue Bonds (Saint
               Anthony's Medical Center)                                        6.250         12/1/2030         1,056,570
     655,000   Missouri State Health and Educational Facilities
               Authority Revenue Bonds (Lake of the Ozarks)                     6.500         2/15/2021           680,768
   1,345,000   Missouri State Health and Educational Facilities
               Authority Revenue Bonds (Lake of the Ozarks)(b)                  6.500         2/15/2021         1,547,853
     795,000   Missouri State Housing Development Community Single
               Family Mortgage Revenue Bonds (Series C-1) (GNMA/FNMA
               Insured)                                                         6.550          9/1/2028           842,112
-------------------------------------------------------------------------------------------------------------------------
               Total Missouri                                                                                   6,298,742
=========================================================================================================================

Montana (0.8%)
-------------------------------------------------------------------------------------------------------------------------
   2,385,000   Montana State Board of Investment Refunded Balance
               1996 Payroll Tax Revenue Bonds (MBIA Insured)(b)                 6.875          6/1/2020         2,772,920
     775,000   Montana State Board of Investment Refunded
               Revenue Bonds (1996 Payroll Tax) (MBIA Insured)(b)               6.875          6/1/2020           901,054
   1,240,000   Montana State Board of Investment Refunded
               Revenue Bonds (Payroll Tax) (MBIA Insured)(b)                    6.875          6/1/2020         1,441,686
-------------------------------------------------------------------------------------------------------------------------
               Total Montana                                                                                    5,115,660
=========================================================================================================================

Nebraska (0.6%)
-------------------------------------------------------------------------------------------------------------------------
   3,455,000   Omaha Public Power District Revenue Bonds
               (Series B)(b)                                                    6.150          2/1/2012         4,121,504
-------------------------------------------------------------------------------------------------------------------------
               Total Nebraska                                                                                   4,121,504
=========================================================================================================================

New Hampshire (0.2%)
-------------------------------------------------------------------------------------------------------------------------
   1,100,000   New Hampshire State Turnpike System Revenue Bonds
               (Series C) (FGIC Insured)                                       12.245         11/1/2017         1,400,245
-------------------------------------------------------------------------------------------------------------------------
               Total New Hampshire                                                                              1,400,245
=========================================================================================================================

New Jersey (2.3%)
-------------------------------------------------------------------------------------------------------------------------
   1,250,000   East Orange, New Jersey General Obligation Bonds (FSA
               Insured)                                                         8.400          8/1/2006         1,500,938
   1,110,000   New Jersey Health Care Facilities Finance Authority
               Revenue Bonds (AMBAC Insured)                                    6.100          7/1/2010         1,184,459
   3,000,000   New Jersey State Transit Corporation Certificate of
               Participation Bonds (FSA Insured)(b)                             6.375         10/1/2006         3,268,080
   4,700,000   New Jersey State Turnpike Authority Revenue Bonds
               (Series C) (AMBAC Insured)                                       6.500          1/1/2016         5,862,451
   2,195,000   West New York, New Jersey Municipal Utilities
               Authority Revenue Bonds (FGIC Insured)                     Zero Coupon        12/15/2007         1,959,125
   2,595,000   West New York, New Jersey Municipal Utilities
               Authority Revenue Bonds (FGIC Insured)                     Zero Coupon        12/15/2009         2,110,072
-------------------------------------------------------------------------------------------------------------------------
               Total New Jersey                                                                                15,885,125
=========================================================================================================================

New Mexico (1.9%)
-------------------------------------------------------------------------------------------------------------------------
   3,315,000   Alamogordo, New Mexico Hospital Revenue Bonds (Gerald
               Champion Memorial Hospital Project)                              5.300          1/1/2013         3,373,510
   5,000,000   Farmington, New Mexico Power Revenue Bonds(b)                    9.875          1/1/2013         5,779,700
   3,445,000   Farmington, New Mexico Utility System Revenue (AMBAC
               Insured)(b)                                                      9.875          1/1/2008         4,110,264
-------------------------------------------------------------------------------------------------------------------------
               Total New Mexico                                                                                13,263,474
=========================================================================================================================

New York (5.8%)
-------------------------------------------------------------------------------------------------------------------------
   3,000,000   Metropolitan Transportation Authority New York
               Revenue Bonds (Series A) (FGIC Insured)                          5.000        11/15/2025         3,094,950
   3,000,000   Metropolitan Transportation Authority New York
               Transportation Facilities Revenue Bonds (MBIA
               Insured) (Series O)(b)                                           6.250          7/1/2014         3,222,390
   2,000,000   Metropolitan Transportation Authority New York
               Transportation Facilities Revenue Bonds (Series A)               5.500          7/1/2017         2,300,500
   4,225,000   Metropolitan Transportation Authority New York
               Transportation Facilities Revenue Bonds (Series O)(b)            5.750          7/1/2013         4,925,632
   2,860,000   New York State Thruway Authority Revenue Bonds
               (Series B) (FGIC Insured)(b)                                     6.000          4/1/2014         3,044,699
  10,000,000   New York State Urban Development Corporation
               Revenue Bonds (Correctional and Youth Facilities)
               (Series A)                                                       5.000          1/1/2017        10,688,499
   1,620,000   New York State Urban Development Corporation
               Revenue Bonds (Syracuse University Center)                       6.000          1/1/2009         1,869,885
   1,720,000   New York State Urban Development Corporation
               Revenue Bonds (Syracuse University Center)                       6.000          1/1/2010         1,992,121
   4,440,000   New York, New York City Municipal Transitional
               Finance Authority Revenue Bonds (Series A)(c)                    5.500         11/1/2026         4,925,470
   2,000,000   New York, New York City Municipal Water and Sewer
               System Revenue Bonds (Series A) (AMBAC Insured)                  5.875         6/15/2012         2,366,960
   1,000,000   Triborough, New York Bridge and Tunnel Authority
               Revenue Bonds (Series Q)(b)                                      6.750          1/1/2009         1,184,230
-------------------------------------------------------------------------------------------------------------------------
               Total New York                                                                                  39,615,336
=========================================================================================================================

North Carolina (1.9%)
-------------------------------------------------------------------------------------------------------------------------
   7,000,000   North Carolina Eastern Municipal Power Agency Power
               System Revenue Certificates (AMBAC Insured)                      6.000          1/1/2018         8,427,860
   4,000,000   North Carolina Municipal Power Agency #1 Catawba
               Electric Revenue Bonds (Series B) (MBIA Insured)                 6.000          1/1/2011         4,693,560
-------------------------------------------------------------------------------------------------------------------------
               Total North Carolina                                                                            13,121,420
=========================================================================================================================

North Dakota (1.1%)
-------------------------------------------------------------------------------------------------------------------------
   3,500,000   Grand Forks, North Dakota Health Care System
               Revenue Bonds (Altru Health Systems Group)                       7.125         8/15/2024         3,834,110
   2,000,000   North Dakota State Municipal Bond Bank (State
               Revolving Fund Program) (Series A)(b)                            6.300         10/1/2015         2,252,880
   1,340,000   North Dakota State Water Commission Revenue Bonds
               (Southwest Pipeline) (Series A) (AMBAC Insured)                  5.750          7/1/2027         1,452,841
-------------------------------------------------------------------------------------------------------------------------
               Total North Dakota                                                                               7,539,831
=========================================================================================================================

Ohio (4.2%)
-------------------------------------------------------------------------------------------------------------------------
   2,500,000   Akron, Ohio Certificates of Participation (Akron
               Municipal Baseball Stadium Project)(c)                           6.900         12/1/2016         2,766,500
     875,000   Akron, Ohio Economic Development (MBIA Insured)                  6.000         12/1/2012         1,045,783
   3,785,000   Cleveland, Ohio Public Power System Revenue Bonds
               (Series A) (MBIA Insured)(b)                                     7.000        11/15/2024         4,195,597
   2,000,000   Lorain County, Ohio Hospital Revenue Bonds (Catholic
               Healthcare Partners)                                             5.400         10/1/2021         2,075,660
   2,000,000   Lucas County, Ohio Health Care Facilities
               Revenue Bonds (Sunset Retirement) (Series A)                     6.550         8/15/2024         2,112,480
   2,250,000   Ohio State Air Quality Development Authority
               Revenue Bonds (Columbus and Southern) (Series A)
               (FGIC Insured)                                                   6.375         12/1/2020         2,303,573
   1,000,000   Ohio State Higher Education Faculty Commission
               Revenue Bonds (Higher Education Facilities-- Ohio
               Dominican)                                                       6.625         12/1/2014           986,710
   2,000,000   Ohio State Higher Education Faculty Revenue Bonds
               (Case Western Reserve University)                                6.500         10/1/2020         2,541,260
   4,000,000   Ohio State Infrastructure Improvement (Series B)                 5.250          3/1/2014         4,464,239
   2,000,000   Ohio State Turnpike Commission Turnpike Revenue Bonds
               (Series A) (FGIC Insured)                                        5.500         2/15/2024         2,271,340
   1,680,000   Trumbull County, Ohio Hospital Revenue Bonds
               (Series B) (FGIC Insured)(b)                                     6.900        11/15/2012         1,728,854
   2,115,000   University of Akron, Ohio General Receipts
               Revenue Bonds (FGIC Insured)                                     5.500          1/1/2020         2,294,183
-------------------------------------------------------------------------------------------------------------------------
               Total Ohio                                                                                      28,786,179
=========================================================================================================================

Oklahoma (1.0%)
-------------------------------------------------------------------------------------------------------------------------
   4,065,000   Bass, Oklahoma Memorial Baptist Hospital Authority
               Hospital Revenue (Bass Memorial Hospital Project)(b)             8.350          5/1/2009         4,819,017
   1,500,000   Oklahoma State Municipal Power Authority (Series B)
               (MBIA Insured)                                                   5.875          1/1/2012         1,757,205
-------------------------------------------------------------------------------------------------------------------------
               Total Oklahoma                                                                                   6,576,222
=========================================================================================================================

Oregon (0.3%)
-------------------------------------------------------------------------------------------------------------------------
   2,000,000   Western Lane Hospital District Oregon Hospital
               Facility Authority Revenue (Sisters Saint Joseph
               Peace Project) (MBIA Insured)                                    5.875          8/1/2012         2,135,380
-------------------------------------------------------------------------------------------------------------------------
               Total Oregon                                                                                     2,135,380
=========================================================================================================================

Pennsylvania (1.8%)
-------------------------------------------------------------------------------------------------------------------------
   1,600,000   Allegheny County, Pennsylvania Hospital Development
               Authority Revenue Bonds (Allegheny General Hospital
               Project) (Series A) (MBIA Insured)(b)                            6.200          9/1/2015         1,871,088
     860,000   Allegheny County, Pennsylvania Hospital Development
               Authority Revenue Bonds (West Penn Allegheny Health
               Systems)                                                         8.450        11/15/2003           868,316
     565,000   Allegheny County, Pennsylvania Hospital Development
               Authority Revenue Bonds (West Penn Allegheny Health
               Systems)                                                         8.550        11/15/2004           579,102
   2,575,000   Allegheny County, Pennsylvania Sanitation Authority
               Sewer Revenue Compensatory Interest (Series A) (FGIC
               Insured)                                                   Zero Coupon          6/1/2008         2,220,783
   3,170,000   Millcreek Township, Pennsylvania School District
               General Obligation Bonds (FGIC Insured)(b)                 Zero Coupon         8/15/2009         2,587,576
   3,000,000   Pennsylvania State General Obligation Bonds (Second
               Series) (AMBAC Insured)                                    Zero Coupon          7/1/2006         2,801,611
   1,000,000   York County, PA Solid Waste & Refuse Authority Solid
               Waste System Revenue (FGIC Insured)                              5.500         12/1/2012         1,151,420
-------------------------------------------------------------------------------------------------------------------------
               Total Pennsylvania                                                                              12,079,896
=========================================================================================================================

Puerto Rico (1.9%)
-------------------------------------------------------------------------------------------------------------------------
   3,230,000   Puerto Rico Commonwealth Aqueduct and Sewer Authority
               Revenue Bonds (Series A) (FSA Insured)(b)                        9.000          7/1/2009         3,625,772
   3,000,000   Puerto Rico Commonwealth General Obligation Bonds(b)             6.450          7/1/2017         3,229,260
   3,000,000   Puerto Rico Electric Power Authority Power
               Revenue Bonds (Series T)(b)                                      6.000          7/1/2016         3,226,800
   3,000,000   Puerto Rico Industrial Tourist Educational Medical
               and Environmental Central Facilities Revenue Bonds
               (AES Cogen Facilities Project) (Subject to 'AMT')                6.625          6/1/2026         3,095,400
-------------------------------------------------------------------------------------------------------------------------
               Total Puerto Rico                                                                               13,177,232
=========================================================================================================================

South Carolina (1.7%)
-------------------------------------------------------------------------------------------------------------------------
   1,000,000   Beaufort-Jasper, South Carolina Water and Sewer
               Authority Waterworks and Sewer Systems Refunding
               Revenue Bonds (FSA Insured)                                      5.000          3/1/2021         1,046,640
   1,000,000   Greenwood County, South Carolina Hospital
               Revenue Bonds (Self Memorial Hospital)                           5.500         10/1/2026         1,008,170
   2,000,000   Piedmont, South Carolina Municipal Power Agency
               Electric Revenue Bonds (FGIC Insured)                            6.250          1/1/2021         2,412,400
   5,000,000   Piedmont, South Carolina Municipal Power Agency
               Electric Revenue Bonds (FGIC Insured)                            5.000          1/1/2022         5,248,550
   2,000,000   Spartanburg, South Carolina Waterworks Revenue Bonds
               (FGIC Insured)                                                   5.250          6/1/2028         2,107,460
-------------------------------------------------------------------------------------------------------------------------
               Total South Carolina                                                                            11,823,220
=========================================================================================================================

South Dakota (0.2%)
-------------------------------------------------------------------------------------------------------------------------
   1,170,000   South Dakota Health and Educational Facilities
               Authority Revenue Bonds (Prairie Lakes Health Care
               System)                                                          5.625          4/1/2032         1,167,449
-------------------------------------------------------------------------------------------------------------------------
               Total South Dakota                                                                               1,167,449
=========================================================================================================================

Tennessee (1.7%)
-------------------------------------------------------------------------------------------------------------------------
   1,265,000   Dickson County, Tennessee General Obligation Bond
               (FGIC Insured)                                                   5.000          3/1/2020         1,341,937
   1,000,000   Lincoln County, TN General Obligation Bond (FGIC
               Insured)                                                         5.250          4/1/2019         1,120,880
   2,500,000   Memphis-Shelby County, Tennessee Airport Authority
               Special Facilities Revenue Bonds (Federal Express
               Corporation)                                                     5.050          9/1/2012         2,660,100
   1,450,000   Metropolitan Government Nashville and Davidson County
               Tennessee Revenue Bonds (Series A)                               5.200         5/15/2023         1,519,426
   5,000,000   Shelby County, Tennessee Health Educational and
               Housing Facilities Board Revenue Bonds (St. Jude
               Children's Research Project)                                     5.375          7/1/2024         5,148,650
-------------------------------------------------------------------------------------------------------------------------
               Total Tennessee                                                                                 11,790,993
=========================================================================================================================

Texas (10.3%)
-------------------------------------------------------------------------------------------------------------------------
   5,000,000   Alliance Airport, Texas Income Authority Special
               Facilities Revenue Bond (Federal Express Corporation
               Project) (Subject to 'AMT')                                      6.375          4/1/2021         5,190,450
   2,165,000   Arlington, Texas Independent School District Capital
               Appreciation Refunding General Obligation Bonds
               (PSF/GTD Insured)                                          Zero Coupon         2/15/2009         1,780,106
   7,000,000   Austin, Texas Utility System Revenue Capital
               Appreciation Refunding Bonds (Financial Services
               Department) (Series A) (MBIA Insured)                      Zero Coupon        11/15/2008         5,903,030
   8,100,000   Austin, Texas Utility System Revenue Capital
               Appreciation Refunding Bonds (Financial Services
               Department) (Series A) (MBIA Insured)                      Zero Coupon        11/15/2009         6,493,932
   2,500,000   Austin, Texas Higher Education Authority, Inc.
               University Revenue Bonds (St Edwards University
               Project)                                                         5.750          8/1/2031         2,530,575
   1,000,000   Austin, Texas Utility System Revenue Bonds (FGIC
               Insured)                                                         6.000        11/15/2013         1,182,410
   1,575,000   Bexar County, Texas General Obligation Bonds                     5.000         6/15/2015         1,648,143
   2,000,000   Copperas Cove, Texas Independent School District
               General Obligation Bonds (PSF/GTD Insured)(b)                    6.900         8/15/2014         2,146,200
   1,000,000   Dallas Fort Worth, Texas International Airport
               Revenue (Series A) (MBIA Insured) (Subject to 'AMT')             5.500         11/1/2016         1,084,940
     500,000   Dallas Fort Worth, Texas International Airport
               Revenue (Series A) (MBIA Insured) (Subject to 'AMT')             5.500         11/1/2017           538,445
   1,000,000   Dallas-Fort Worth, Texas Regional Airport
               Revenue Refunding Bonds (Series A) (FGIC Insured)                7.375         11/1/2008         1,073,330
   1,000,000   Dallas-Fort Worth, Texas Regional Airport
               Revenue Refunding Bonds (Series A) (FGIC Insured)                7.375         11/1/2009         1,073,330
   2,000,000   Dallas-Fort Worth, Texas Regional Airport
               Revenue Refunding Bonds (Series A) (FGIC Insured)                7.375         11/1/2010         2,146,660
   4,000,000   Dallas-Fort Worth, Texas Regional Airport
               Revenue Refunding Bonds (Series A) (MBIA Insured)                6.000         11/1/2012         4,250,600
   2,285,000   Denton, Texas Independent School District General
               Obligation Bonds (PSF/GTD Insured)                               6.250         2/15/2009         2,687,868
   1,000,000   Georgetown, Texas Higher Education Finance
               Corporation Revenue Bonds (Southwestern University
               Project)                                                         6.300         2/15/2014         1,027,630
   2,000,000   Harris County, Texas Health Facilities Development
               Authority Hospital Revenue Bonds (Memorial Hermann
               Healthcare Project) (Series A)                                   6.375          6/1/2029         2,139,240
   2,470,000   Houston, Texas Airport System Revenue Bonds (FSA
               Insured)                                                         5.000          7/1/2027         2,504,827
   2,000,000   Houston, Texas Airport System Revenue Bonds
               (Series A) (FSA Insured) (Subject to 'AMT')                      5.625          7/1/2030         2,070,560
   5,000,000   Houston, Texas Water and Sewer System Revenue Bonds
               (Series A)                                                       5.250         12/1/2022         5,196,200
   5,315,000   Lewisville, Texas Independent School District General
               Obligation Bonds (PSF/GTD Insured)                         Zero Coupon         8/15/2019         2,418,059
   1,845,000   San Antonio, Texas Airport System Revenue Bonds
               (AMBAC Insured)                                                  7.375          7/1/2010         1,899,889
   1,000,000   San Antonio, Texas Airport System Revenue Bonds
               (AMBAC Insured)                                                  7.375          7/1/2011         1,029,750
  11,615,000   Southeast Texas Housing Finance Corporation (MBIA
               Insured)(b)                                                Zero Coupon          9/1/2017         5,962,793
   4,315,000   Texas State Veterans Land Board General Obligation
               Bonds(b)                                                         0.050          7/1/2010         3,353,877
   1,000,000   Texas State Water Development Board Revenue Bond
               (State Revolving) (Series A)                                     5.250         7/15/2017         1,053,020
     430,000   Wylie, Texas Independent School District General
               Obligation Bonds (PSF/GTD Insured)                               6.875         8/15/2014           531,205
     745,000   Wylie, Texas Independent School District General
               Obligation Bonds (PSF/GTD Insured)(b)                            6.875         8/15/2014           935,884
-------------------------------------------------------------------------------------------------------------------------
               Total Texas                                                                                     69,852,953
=========================================================================================================================

Utah (2.0%)
-------------------------------------------------------------------------------------------------------------------------
   5,000,000   Intermountain Power Agency, Utah Power Supply
               Revenue Bonds (Series B) (MBIA Insured)                          5.750          7/1/2019         5,567,350
   3,405,000   Timpanogos, Utah Special Service District Sewer
               Revenue (Series A) (AMBAC Insured)(b)                            6.100          6/1/2019         3,891,643
   3,750,000   Utah Associated Municipal Power System Revenue Bonds
               (San Juan Project) (MBIA Insured)(b)                             6.250          6/1/2014         4,030,650
-------------------------------------------------------------------------------------------------------------------------
               Total Utah                                                                                      13,489,643
=========================================================================================================================

Vermont (0.4%)
-------------------------------------------------------------------------------------------------------------------------
   2,500,000   Vermont Educational and Health Buildings Financing
               Agency Revenue Bonds (Norwich University Project)                5.500          7/1/2021         2,559,025
-------------------------------------------------------------------------------------------------------------------------
               Total Vermont                                                                                    2,559,025
=========================================================================================================================

Virginia (1.1%)
-------------------------------------------------------------------------------------------------------------------------
   3,000,000   Fairfax County, Virginia Industrial Development
               Authority Revenue Bonds (Inova Health Systems
               Project)                                                         5.875         8/15/2016         3,297,780
   3,625,000   Fairfax County, Virginia Water Authority Water
               Revenue Bonds                                                    5.000          4/1/2021         3,977,930
-------------------------------------------------------------------------------------------------------------------------
               Total Virginia                                                                                   7,275,710
=========================================================================================================================

Washington (5.7%)
-------------------------------------------------------------------------------------------------------------------------
   3,050,000   Douglas County, Washington Public Utility District #1
               Wells Hydroelectric Revenue Bonds                                8.750          9/1/2018         3,875,247
   2,000,000   Grant County, Washington Public Utility District #2
               Revenue Bonds (Second Series A) (AMBAC Insured)                  5.000          1/1/2023         2,008,200
   5,000,000   King County, Washington Sewer Revenue Bonds
               (Series B) (FSA Insured)                                         5.500          1/1/2013         5,646,950
   3,130,000   Seattle, Washington Water System Revenue Bonds (FGIC
               Insured)                                                         5.000         10/1/2027         3,182,146
   1,500,000   Tacoma, Washington Conservation System Revenue Bonds
               (Tacoma Public Utilities Project)                                6.600          1/1/2015         1,608,195
      45,000   Washington State General Obligation Bonds
               (Series 93A)(b)                                                  5.750         10/1/2012            52,465
   2,955,000   Washington State General Obligation Bond (Series 93A)            5.750         10/1/2012         3,462,019
   2,000,000   Washington State General Obligation Bond (Series B
               and AT-7)                                                        6.000          6/1/2012         2,374,660
   1,500,000   Washington State General Obligation Bonds (Series A
               and AT-6)                                                        6.250          2/1/2011         1,752,360
   2,500,000   Washington State General Obligation Bonds (Series B
               and AT-7)                                                        6.250          6/1/2010         2,970,750
   4,040,000   Washington State General Obligation Bonds (Series E)             5.000          7/1/2022         4,136,677
   1,000,000   Washington State Health Care Facilities Authority
               Revenue Bonds (Central Washington Health Services
               Association) (AMBAC Insured)                                     5.000         10/1/2018         1,044,780
   1,000,000   Washington State Higher Education Facilities
               Authority (Whitman College)                                      5.875         10/1/2029         1,101,960
   3,000,000   Washington State Public Power Supply System Refunding
               Revenue Bonds (Nuclear Project #1) (Series A) (MBIA
               Insured)                                                         5.750          7/1/2012         3,370,980
   2,000,000   Washington State Public Power Supply System
               Revenue Bonds (Nuclear Project) (Series A) (MBIA
               Insured)                                                         5.750          7/1/2011         2,247,320
-------------------------------------------------------------------------------------------------------------------------
               Total Washington                                                                                38,834,709
=========================================================================================================================

Wisconsin (1.1%)
-------------------------------------------------------------------------------------------------------------------------
   1,000,000   Wisconsin State Health and Educational Facilities
               Authority Revenue Bonds (Agnesian Healthcare, Inc.)              6.000          7/1/2030         1,029,920
   6,000,000   Wisconsin State Health and Educational Facilities
               Authority Revenue Bonds (Wheaton Franciscan Services)            5.750         8/15/2025         6,174,540
-------------------------------------------------------------------------------------------------------------------------
               Total Wisconsin                                                                                  7,204,460
=========================================================================================================================

Wyoming (0.4%)
-------------------------------------------------------------------------------------------------------------------------
   2,500,000   Wyoming State Farm Loan Board Capital Projects
               Facilities Revenue Bonds                                         6.100          4/1/2024         2,641,250
-------------------------------------------------------------------------------------------------------------------------
               Total Wyoming                                                                                    2,641,250
-------------------------------------------------------------------------------------------------------------------------
               Total Long-Term Fixed Income (cost $585,189,281)                                               670,617,403
=========================================================================================================================

   Principal
      Amount   Short-Term Investments (1.5%)(d)                         Interest Rate     Maturity Date             Value
-------------------------------------------------------------------------------------------------------------------------
  $2,000,000   Connecticut State Health and Educational Facilities
               Authority Revenue Bonds (Yale University)
               (Series X-3)                                                     1.300%         5/1/2003        $2,000,000
     120,000   Hammond, Indiana Pollution Control Revenue Bonds
               (Amoco Oil Company Project)                                      1.350          5/1/2003           120,000
     500,000   Hurley, New Mexico Pollution Control Revenue Bonds
               (Kennecott Santa Fe Project-BP plc)                              1.350          5/1/2003           500,000
     700,000   Illinois Development Finance Authority Revenue Bond
               (Amoco Project)                                                  1.200          5/1/2003           700,000
     800,000   Indiana State Educational Facilities Authority
               Revenue Bonds (University of Notre Dame)                         1.280          5/1/2003           800,000
     490,000   Massachusetts State Health and Educational Facilities
               Authority Revenue Bond (Capital Asset Program)
               (Series B)                                                       1.300          5/1/2003           490,000
     480,000   Massachusetts State Health and Educational Facilities
               Authority Revenue Bond (Capital Asset Program)
               (Series C)                                                       1.300          5/1/2003           480,000
   1,020,000   New Jersey Economic Development Authority Water
               Facilities Revenue Bond (United Water New Jersey,
               Inc.) (Project A) (AMBAC Insured)                                1.300          5/1/2003         1,020,000
     100,000   Peninsula Ports Authority Coal Terminal Revenue Bonds            1.350          5/1/2003           100,000
     230,000   Peninsula State Higher Educational Facilities
               Authority College and University Revenue Bonds                   1.300          5/1/2003           230,000
     400,000   Port Authority of New York and New Jersey Special
               Obligation Revenue Bonds (Versatile Structure) (Line
               of Credit -Bayerische Landesbank)                                1.350          5/1/2003           400,000
     340,000   Salt Lake, Utah County Pollution Control
               Revenue Bonds (Service Station Holding Project-BP
               plc)                                                             1.350          5/1/2003           340,000
   2,165,000   Southwest Higher Education Authority Revenue Bonds
               (Southern Methodist University)                                  1.350          5/1/2003         2,165,000
     200,000   St. Charles Parish, Louisiana Pollution Control
               Revenue Bonds (Shell Oil Company Project) (Series B)
               (MBIA Insured)                                                   1.300          5/1/2003           200,000
     200,000   Sublette County, Wyoming Pollution Control
               Revenue Bond (Exxon Project)                                     1.300          5/1/2003           200,000
     350,000   Valdez, Alaska Marine Term Revenue Bond (BP Pipeline,
               Inc.)                                                            1.350          5/1/2003           350,000
-------------------------------------------------------------------------------------------------------------------------
               Total Short-Term Investments (at amortized cost)                                                10,095,000
-------------------------------------------------------------------------------------------------------------------------
               Total Investments (cost $605,379,281)                                                         $680,712,403
=========================================================================================================================

(a)    The categories of investments are shown as a percentage of total investments.

(b)    Denotes securities that have been pre-refunded or escrowed to maturity. Under such an arrangement, money is deposited into an irrevocable escrow account and is used to purchase U.S. Treasury securities or government agency securities with maturing principal and interest earnings sufficient to pay all debt service requirements of the pre-refunded bonds.

(c)    Step coupon bond.

(d)    Denotes variable rate obligations for which the current yield and next scheduled interest reset date are shown.

The accompanying notes to the financial statements are an integral part of this schedule.

Lutheran Brotherhood Limited Maturity Bond Fund
Schedule of Investments as of April 30, 2003 (unaudited)(a)

   Principal
      Amount   Long-Term Fixed Income (87.3%)                           Interest Rate     Maturity Date             Value
-------------------------------------------------------------------------------------------------------------------------

Agency Short Term (0.9%)
-------------------------------------------------------------------------------------------------------------------------
  $1,000,000   Federal Home Loan Mortgage Corporation                           3.250%       11/15/2004        $1,026,708
-------------------------------------------------------------------------------------------------------------------------
               Total Agency Short Term                                                                          1,026,708
=========================================================================================================================

Asset-Backed Securities (9.7%)
-------------------------------------------------------------------------------------------------------------------------
   1,000,000   American Express Credit Account Master Trust,
               Variable Rate(b)                                                 1.430         2/16/2009         1,001,588
   1,000,000   BMW Vehicle Owner Trust(b)                                       4.460         5/25/2007         1,055,294
     750,000   Capital Auto Receivables Asset Trust(b)                          2.920         4/15/2008           765,621
     500,000   Capital Auto Receivables Asset Trust, Variable Rate              1.400         4/17/2006           500,200
     500,000   Chase Manhattan Auto Owner Trust                                 5.070         2/15/2008           527,124
     500,000   Citibank Credit Card Issuance Trust                              4.100         12/7/2006           520,069
     500,000   Comed Transitional Funding Trust(b)                              5.440         3/25/2007           521,929
     500,000   CPL Transition Funding, LLC                                      5.010         1/15/2010           536,489
     500,000   Daimler Chrysler Motor Company, Variable Rate                    1.360         2/15/2008           499,998
     959,856   Federal National Mortgage Association Whole Loan,
               Variable Rate                                                    1.420         2/25/2033           959,856
     750,000   MBNA Credit Card Master Notes Trust                              4.950         6/15/2009           809,888
     500,000   MBNA Credit Card Master Notes Trust, Variable Rate               1.420         8/17/2009           500,571
     750,000   MMCA Automobile Owner Trust                                      4.300         3/15/2010           765,821
     366,017   PSE&G Transition Funding, LLC                                    5.740         3/15/2007           381,460
     898,088   Residential Asset Securities Corporation, Variable
               Rate                                                             1.470        10/25/2017           898,141
     750,000   Toyota Auto Receivables Owner Trust                              4.390         5/15/2009           790,317
-------------------------------------------------------------------------------------------------------------------------
               Total Asset-Backed Securities                                                                   11,034,366
=========================================================================================================================

Basic (1.7%)
-------------------------------------------------------------------------------------------------------------------------
     500,000   Dow Chemical Company                                             5.750        11/15/2009           532,119
     200,000   Georgia-Pacific Corporation(b)                                   8.875          2/1/2010           215,500
     600,000   International Paper Company                                      3.800          4/1/2008           602,909
      75,000   Peabody Energy Corporation                                       6.875         3/15/2013            78,000
     500,000   Weyerhaeuser Company                                             6.125         3/15/2007           543,716
-------------------------------------------------------------------------------------------------------------------------
               Total Basic                                                                                      1,972,244
=========================================================================================================================

Capital Goods (3.6%)
-------------------------------------------------------------------------------------------------------------------------
     450,000   Allied Waste North America, Inc.                                 8.875          4/1/2008           486,000
     200,000   Ball Corporation                                                 6.875        12/15/2012           210,500
     250,000   Berkshire Hathaway, Inc.(b)                                Zero Coupon         5/15/2007           258,750
     400,000   Bombardier Capital, Inc.                                         6.125         6/29/2006           376,000
     100,000   L-3 Communication Holdings, Inc.(c)                              4.000         9/15/2011           109,375
     400,000   Lockheed Martin Corporation                                      8.200         12/1/2009           496,445
     500,000   Raytheon Company                                                 4.500        11/15/2007           515,020
     500,000   Sealed Air Corporation                                           5.375         4/15/2008           516,501
     415,672   Systems 2001 AT, LLC                                             6.664         9/15/2013           452,930
     100,000   Tyco International Group SA                                      2.750         1/15/2018           101,375
     500,000   Waste Management, Inc.                                           6.500        11/15/2008           560,088
-------------------------------------------------------------------------------------------------------------------------
               Total Capital Goods                                                                              4,082,984
=========================================================================================================================

Commercial Mortgage-Backed Securities (3.3%)
-------------------------------------------------------------------------------------------------------------------------
     370,463   Banc of America Commercial Mortgage, Inc.                        3.366         7/11/2043           379,599
     596,124   Lehman Brothers "CSTRS" Mortgage Trust                           3.988        11/20/2012           612,921
   1,000,000   GMAC Commercial Mortgage Corporation Loan Trust,
               Variable Rate(b)                                                 1.450         4/25/2033         1,000,989
     500,000   JP Morgan Chase Commercial Mortgage Securities
               Corporation, Variable Rate                                       1.624         2/17/2015           500,004
   1,000,000   LB-UBS Commercial Mortgage Trust                                 3.323         3/15/2027           997,597
     287,117   Structured Asset Securities Corporation                          7.750         1/27/2033           285,502
-------------------------------------------------------------------------------------------------------------------------
               Total Commercial Mortgage-Backed Securities                                                      3,776,612
=========================================================================================================================

Communications Services (3.4%)
-------------------------------------------------------------------------------------------------------------------------
     250,000   AT&T Wireless Services, Inc.                                     7.875          3/1/2011           288,026
     200,000   British Sky Broadcasting Group plc                               8.200         7/15/2009           228,000
     400,000   Clear Channel Communications, Inc.                               4.625         1/15/2008           411,998
     600,000   Comcast Cable Communication, Inc.                                6.875         6/15/2009           671,522
     500,000   Deutsche Telekom AG                                              8.250         6/15/2005           555,449
     100,000   EchoStar Communications Corporation(b)                           5.750         5/15/2008           104,875
     400,000   News America, Inc.                                               4.750         3/15/2010           405,644
     375,000   Sprint Capital Corporation                                       7.625         1/30/2011           403,125
     500,000   Verizon Pennsylvania, Inc.                                       5.650        11/15/2011           538,216
     250,000   Vivendi Universal SA                                             9.250         4/15/2010           280,625
-------------------------------------------------------------------------------------------------------------------------
               Total Communications Services                                                                    3,887,480
=========================================================================================================================

Consumer Cyclical (3.4%)
-------------------------------------------------------------------------------------------------------------------------
     500,000   AOL Time Warner, Inc.                                            6.125         4/15/2006           532,255
     600,000   Cendant Corporation                                              6.875         8/15/2006           656,021
     400,000   Centex Corporation                                               4.750         1/15/2008           412,708
     400,000   Daimler Chrysler North American Holdings Corporation             4.750         1/15/2008           413,222
     500,000   Ford Credit Floorplan Master Owner Trust, Variable
               Rate                                                             1.450         7/15/2008           501,113
     250,000   Ford Motor Credit Company                                        6.875          2/1/2006           258,626
     200,000   Gap, Inc.                                                        6.900         9/15/2007           212,000
     500,000   General Motors Acceptance Corporation                            6.125         9/15/2006           518,944
     188,000   Lennar Corporation                                         Zero Coupon          4/4/2021            91,415
     200,000   Yum! Brands, Inc.                                                7.700          7/1/2012           222,500
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Cyclical                                                                          3,818,804
=========================================================================================================================

Consumer Non-Cyclical (1.4%)
-------------------------------------------------------------------------------------------------------------------------
     400,000   Bunge Limited Finance Corporation                                7.800        10/15/2012           426,832
     100,000   Bunge Limited Finance Corporation                                3.750        11/15/2022           113,125
     250,000   Fisher Scientific International, Inc.                            8.125          5/1/2012           268,750
     250,000   Gillette Company                                                 3.500        10/15/2007           253,739
     500,000   Kellogg Company                                                  6.000          4/1/2006           549,280
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Non-Cyclical                                                                      1,611,726
=========================================================================================================================

Energy (0.8%)
-------------------------------------------------------------------------------------------------------------------------
     250,000   Occidental Petroleum Corporation                                 4.000        11/30/2007           253,893
     125,000   Ocean Energy, Inc.                                               4.375         10/1/2007           129,353
     225,000   Premco Refining Group                                            9.250          2/1/2010           247,500
     250,000   XTO Energy, Inc.                                                 6.250         4/15/2013           260,625
-------------------------------------------------------------------------------------------------------------------------
               Total Energy                                                                                       891,371
=========================================================================================================================

Finance (16.1%)
-------------------------------------------------------------------------------------------------------------------------
     500,000   Bank One Issuance Trust, Variable Rate                           1.360        10/15/2008           499,998
     500,000   Bear Stearns Company, Inc.                                       3.000         3/30/2006           508,861
     300,000   Boeing Capital Corporation                                       5.750         2/15/2007           318,089
     200,000   Capital One Bank                                                 6.875          2/1/2006           212,440
     600,000   Citigroup, Inc., Variable Rate                                   1.419          2/7/2005           600,164
     400,000   Credit Suisse First Boston USA, Inc.(b)                          4.625         1/15/2008           419,350
     600,000   CS First Boston Mortgage Securities Corporation                  3.861         3/15/2036           608,507
     750,000   First National Master Note Trust, Variable Rate                  1.400         8/15/2008           750,845
     250,000   Fleet Boston Financial Corporation                               4.200        11/30/2007           258,810
     500,000   General Electric Capital Corporation                             5.000         6/15/2007           538,387
     500,000   Goldman Sachs Group, Inc.                                        4.125         1/15/2008           516,027
     500,000   Honda Auto Receivables Owner Trust                               2.480         7/18/2008           503,784
     250,000   Household Finance Company                                        5.750         1/30/2007           271,658
     150,000   Household Finance Corporation                                    5.875          2/1/2009           162,443
     300,000   International Lease Finance Corporation                          4.000         1/17/2006           304,497
     400,000   J.P. Morgan Chase & Company                                      3.625          5/1/2008           402,587
     735,294   J.P. Morgan Chase & Company                                      7.550        11/15/2007           782,169
     245,000   J.P. Morgan Chase & Company                                      8.750        11/15/2007           264,600
     400,000   Lehman Brothers Holdings                                         4.000         1/22/2008           408,556
     840,000   Lehman Brothers, Inc., Targeted Return Index
               Securities, Variable Rate                                        6.539         8/15/2008           903,971
     500,000   Marsh & McLennan Companies, Inc.                                 5.375         3/15/2007           539,197
     500,000   Monumental Global Funding II                                     3.850          3/3/2008           505,669
   2,668,000   Morgan Stanley and Company, Variable Rate                        5.878          3/1/2007         2,894,378
     300,000   Morgan Stanley and Company                                       8.880        12/15/2012           318,723
   1,000,000   National City Credit Card Master Trust, Variable Rate            1.460         8/15/2007         1,002,514
     600,000   Prudential Financial, Inc.                                       3.750          5/1/2008           601,350
     100,000   Salomon Smith Barney Holdings                                    0.250         2/18/2010            97,380
     250,000   TIAA Global Markets                                              4.125        11/15/2007           258,849
     750,000   Union Planters Bank                                              5.125         6/15/2007           797,553
     500,000   US Bancorp                                                       2.750         3/30/2006           506,304
     250,000   Washington Mutual, Inc.                                          4.375         1/15/2008           260,206
     500,000   Washington Mutual, Inc., Variable Rate                           4.070        12/25/2032           513,246
     750,000   Wells Fargo Financial, Inc.                                      4.875         6/12/2007           802,476
-------------------------------------------------------------------------------------------------------------------------
               Total Finance                                                                                   18,333,588
=========================================================================================================================

Mortgage-Backed Securities (4.6%)
-------------------------------------------------------------------------------------------------------------------------
   4,000,000   Federal National Mortgage Association 15-Yr.
               Conventional(d)                                                  5.500         5/15/2018         4,158,748
   1,000,000   Federal National Mortgage Association 30-Yr.
               Conventional(d)                                                  6.500         5/15/2033         1,044,687
-------------------------------------------------------------------------------------------------------------------------
               Total Mortgage-Backed Securities                                                                 5,203,435
=========================================================================================================================

Municipal Bonds (1.5%)
-------------------------------------------------------------------------------------------------------------------------
     500,000   Minneapolis & St. Paul Metropolitan Airports
               Commission                                                       4.850          1/1/2006           526,170
     400,000   Oregon School Boards Association Taxable Pension
               Bonds                                                      Zero Coupon         6/30/2005           380,948
     750,000   Washington State Office of the State Treasurer                   4.500          7/1/2007           787,245
-------------------------------------------------------------------------------------------------------------------------
               Total Municipal Bonds                                                                            1,694,363
=========================================================================================================================

Non-Corporate (3.7%)
-------------------------------------------------------------------------------------------------------------------------
     500,000   Corporacion Andina de Fomento                                    6.875         3/15/2012           532,865
     125,000   Export Development Corporation Canada(b)                         2.750        12/12/2005           127,681
     600,000   Korea Development Bank                                           4.250        11/13/2007           605,402
     500,000   Mexico Government International                                  9.875          2/1/2010           637,000
     250,000   Nordic Investment Bank                                           2.750         1/11/2006           254,865
     333,333   Pemex Finance, Ltd.                                              8.450         2/15/2007           372,853
     600,000   Province of Ontario                                              2.625        12/15/2005           608,706
     600,000   Republic of Italy                                                2.500         3/31/2006           605,012
     500,000   Sallie Mae, Inc.                                                 2.000         3/15/2005           503,784
-------------------------------------------------------------------------------------------------------------------------
               Total Non-Corporate                                                                              4,248,168
=========================================================================================================================

Other (0.8%)
-------------------------------------------------------------------------------------------------------------------------
     750,000   Harvard University, MA Revenue                                   8.125         4/15/2007           895,050
-------------------------------------------------------------------------------------------------------------------------
               Total Other                                                                                        895,050
=========================================================================================================================

Technology (0.1%)
-------------------------------------------------------------------------------------------------------------------------
     100,000   Unisys Corporation                                               6.875         3/15/2010           105,500
-------------------------------------------------------------------------------------------------------------------------
               Total Technology                                                                                   105,500
=========================================================================================================================

Transportation (1.7%)
-------------------------------------------------------------------------------------------------------------------------
     625,000   Delta Air Lines, Inc.                                            6.417          7/2/2012           653,046
     250,000   Hertz Corporation                                                7.400          3/1/2011           247,420
     500,000   Southwest Airlines Company                                       5.496         11/1/2006           536,205
     736,183   United Airlines, Inc.(e)                                         7.186          4/1/2011           542,589
-------------------------------------------------------------------------------------------------------------------------
               Total Transportation                                                                             1,979,260
=========================================================================================================================

U.S. Government (24.6%)
-------------------------------------------------------------------------------------------------------------------------
   3,250,000   Federal National Mortgage Association                            3.125        11/15/2003         3,284,197
     500,000   Federal National Mortgage Association                            3.250         1/15/2008           506,522
   1,000,000   U.S. Department of Housing and Urban Development                 3.450          8/1/2006         1,033,498
   5,000,000   U.S. Treasury Notes                                              3.250         5/31/2004         5,111,520
   3,850,000   U.S. Treasury Notes                                              2.250         7/31/2004         3,899,172
     500,000   U.S. Treasury Notes                                              2.125        10/31/2004           506,074
   8,000,000   U.S. Treasury Notes                                              1.625         3/31/2005         8,023,744
   4,332,675   U.S. Treasury Notes                                              3.375         1/15/2007         4,719,228
     500,000   U.S. Treasury Notes                                              4.375         5/15/2007           536,504
     400,000   U.S. Treasury Notes                                              3.000        11/15/2007           405,484
-------------------------------------------------------------------------------------------------------------------------
               Total U.S. Government                                                                           28,025,943
=========================================================================================================================

Utilities (6.0%)
-------------------------------------------------------------------------------------------------------------------------
     250,000   Allegheny Energy Supply Company, LLC(b)                          8.750         4/15/2012           225,000
     500,000   Consumers Energy Company                                         6.000         3/15/2005           532,500
     250,000   Dynegy Holdings, Inc.                                            8.125         3/15/2005           241,875
     150,000   Ferrellgas Partners, LP                                          8.750         6/15/2012           162,000
     400,000   FirstEnergy Corporation                                          5.500        11/15/2006           422,681
     500,000   Indiana Michigan Power Company                                   6.125        12/15/2006           544,097
     500,000   Kinder Morgan Energy Partners, LP                                7.500         11/1/2010           592,941
     125,000   MidAmerican Energy Holdings Company                              4.625         10/1/2007           127,990
     600,000   National Rural Utilities Cooperative Finance
               Corporation, Variable Rate                                       1.749          2/7/2005           599,968
     250,000   NiSource Finance Corporation                                     7.625        11/15/2005           280,894
     400,000   Ohio Edison Company                                              4.000          5/1/2008           404,481
     500,000   Pepco Holdings, Inc.                                             3.750         2/15/2006           512,838
     400,000   Pinnacle West Capital Corporation                                6.400          4/1/2006           429,235
     500,000   PSEG Energy Holdings, Inc.                                       7.750         4/16/2007           523,750
     125,000   PSEG Energy Holdings, Inc.                                       8.625         2/15/2008           133,750
     500,000   Texas Eastern Transmission, LP                                   5.250         7/15/2007           526,450
     500,000   Xcel Energy, Inc.                                                7.000         12/1/2010           550,000
-------------------------------------------------------------------------------------------------------------------------
               Total Utilities                                                                                  6,810,450
-------------------------------------------------------------------------------------------------------------------------
               Total Long-Term Fixed Income (cost $97,033,847)                                                 99,398,052
=========================================================================================================================

      Shares   Preferred Stock (0.4%)                                                                               Value
-------------------------------------------------------------------------------------------------------------------------
      20,000   Travelers Property Casualty Company                                                               $490,000
-------------------------------------------------------------------------------------------------------------------------
               Total Preferred Stock (cost $500,000)                                                              490,000
=========================================================================================================================

   Principal
      Amount   Short-Term Investments (12.3%)                           Interest Rate(f)  Maturity Date             Value
-------------------------------------------------------------------------------------------------------------------------
  $6,025,000   Federal National Mortgage Association                            1.250%         5/1/2003        $6,025,000
   3,000,000   Old Line Funding Corporation                                     1.250          5/7/2003         2,999,375
   5,000,000   Thunder Bay Funding, Inc.                                        1.270         5/19/2003         4,996,825
-------------------------------------------------------------------------------------------------------------------------
               Total Short-Term Investments (at amortized cost)                                                14,021,200
-------------------------------------------------------------------------------------------------------------------------
               Total Investments (cost $11,555,047)                                                          $113,909,252
=========================================================================================================================

(a)    The categories of investments are shown as a percentage of total investments.

(b)    Earmarked as collateral as discussed in the notes to the financial statements.

(c)    Step coupon bond.

(d)    Denotes securities purchased on a when-issued basis.

(e)    Bankrupt security.

(f)    The interest rate shown reflects the discount rate at the date of purchase.

The accompanying notes to the financial statements are an integral part of this schedule.

Lutheran Brotherhood Money Market Fund
Schedule of Investments as of April 30, 2003 (unaudited)(a)

   Principal
      Amount   Certificates of Deposit (12.4%)                          Interest Rate     Maturity Date             Value
-------------------------------------------------------------------------------------------------------------------------

Banking - Domestic (6.0%)
-------------------------------------------------------------------------------------------------------------------------
 $13,000,000   Abbey National Treasury North America                            1.910%       10/22/2003       $13,000,000
  12,500,000   Citibank                                                         1.000         7/30/2003        12,500,000
  10,750,000   Wells Fargo Financial, Inc.                                      1.000          5/6/2003        10,750,000
-------------------------------------------------------------------------------------------------------------------------
               Total Banking - Domestic                                                                        36,250,000
=========================================================================================================================

Banking - Foreign (4.2%)
-------------------------------------------------------------------------------------------------------------------------
  13,000,000   Barclays Bank NY plc                                             1.270          5/6/2003        13,000,016
  12,000,000   Barclays Bank NY plc                                             1.250         7/28/2003        12,000,140
-------------------------------------------------------------------------------------------------------------------------
               Total Banking - Foreign                                                                         25,000,156
=========================================================================================================================

Finance (2.2%)
-------------------------------------------------------------------------------------------------------------------------
  13,000,000   WestDeutsche Landesbank                                          1.260         6/27/2003        13,000,000
-------------------------------------------------------------------------------------------------------------------------
               Total Finance                                                                                   13,000,000
-------------------------------------------------------------------------------------------------------------------------
               Total Certificates of Deposit                                                                   74,250,156
=========================================================================================================================

   Principal
      Amount   Commercial Paper (84.8%)                                 Interest Rate     Maturity Date             Value
-------------------------------------------------------------------------------------------------------------------------

Asset-Backed Securities (25.2%)
-------------------------------------------------------------------------------------------------------------------------
 $12,750,000   Amsterdam Funding Corporation                                    1.260%         5/7/2003       $12,747,322
   8,500,000   Amsterdam Funding Corporation                                    1.260          6/3/2003         8,490,182
  10,000,000   Corporate Receivables Corporation                                1.230         6/18/2003         9,983,600
   7,000,000   CXC, Inc.                                                        1.250         6/19/2003         6,988,090
   6,100,000   Edison Asset Securitization, LLC                                 1.150         7/10/2003         6,086,360
  12,000,000   Edison Asset Securitization, LLC                                 1.250         8/27/2003        11,950,833
  13,000,000   GOVCO, Inc.                                                      1.230          6/9/2003        12,982,678
  12,000,000   GOVCO, Inc.                                                      1.260         7/14/2003        11,968,920
  13,000,000   Montauk Funding Corporation                                      1.240         5/27/2003        12,988,358
   5,718,000   Old Line Funding Corporation                                     1.270          5/2/2003         5,717,798
   9,000,000   Park Avenue Receivables Corporation                              1.250          6/4/2003         8,989,375
   2,000,000   Park Avenue Receivables Corporation                              1.250         5/12/2003         1,999,275
  13,000,000   Starfish Global Funding, LLC                                     1.260         5/13/2003        12,994,540
  13,000,000   Thunder Bay Funding, Inc.                                        1.260          5/1/2003        13,000,000
   5,600,000   Triple A-1 Funding Corporation                                   1.260          7/7/2003         5,586,868
   8,500,000   Tulip Funding Corporation                                        1.260         5/28/2003         8,492,244
-------------------------------------------------------------------------------------------------------------------------
               Total Asset-Backed Securities                                                                  150,966,443
=========================================================================================================================

Banking - Domestic (6.2%)
-------------------------------------------------------------------------------------------------------------------------
  12,000,000   Bank of America                                                  1.000         5/29/2003        12,000,000
  12,275,000   River Fuel Trust No. 3                                           1.250         6/16/2003        12,255,394
  13,000,000   Wells Fargo Financial, Inc.                                      1.240          6/6/2003        12,983,880
-------------------------------------------------------------------------------------------------------------------------
               Total Banking - Domestic                                                                        37,239,274
=========================================================================================================================

Banking - Foreign (4.5%)
-------------------------------------------------------------------------------------------------------------------------
   2,000,000   International Bank for Reconstruction & Development              5.250         9/16/2003         2,029,209
  12,000,000   Svenska Handelsbanke Notes                                       1.230         5/19/2003        11,992,500
  13,000,000   Svenska Handelsbanke Notes                                       1.250         6/26/2003        12,975,127
-------------------------------------------------------------------------------------------------------------------------
               Total Banking - Foreign                                                                         26,996,836
=========================================================================================================================

Consumer Non-Cyclical (2.2%)
-------------------------------------------------------------------------------------------------------------------------
  13,000,000   Procter & Gamble Company                                         1.720          8/7/2003        12,939,131
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Non-Cyclical                                                                     12,939,131
=========================================================================================================================

Education (3.6%)
-------------------------------------------------------------------------------------------------------------------------
   5,000,000   Northwestern University                                          1.270         6/17/2003         4,991,784
   3,650,000   Northwestern University                                          1.270         8/19/2003         3,635,836
  13,000,000   Stanford University                                              1.390          6/2/2003        12,983,937
-------------------------------------------------------------------------------------------------------------------------
               Total Education                                                                                 21,611,557
=========================================================================================================================

Energy (2.1%)
-------------------------------------------------------------------------------------------------------------------------
  12,600,000   Shell Finance (UK) plc                                           1.270         9/18/2003        12,537,770
-------------------------------------------------------------------------------------------------------------------------
               Total Energy                                                                                    12,537,770
=========================================================================================================================

Finance (18.5%)
-------------------------------------------------------------------------------------------------------------------------
   8,845,000   AIG Sun America Global Finance                                   7.400          5/5/2003         8,850,375
  13,000,000   Asset Securitization Cooperative Corporation                     1.250         5/12/2003        12,995,035
  11,200,000   Asset Securitization Cooperative Corporation                     1.240         6/13/2003        11,183,411
  10,500,000   Ciesco, LP                                                       1.240          6/5/2003        10,487,341
  13,000,000   Citicorp                                                         1.240         6/20/2003        12,977,611
  13,000,000   Goldman Sachs Group, Inc.                                        1.180          5/9/2003        12,996,591
  13,000,000   Goldman Sachs Group, Inc.                                        1.260         5/23/2003        12,989,990
   9,893,000   JMG Funding, LP                                                  1.300          5/6/2003         9,891,214
   6,000,000   JMG Funding, LP                                                  1.280         5/16/2003         5,996,800
  12,700,000   Venture Business Trust                                           1.360          5/1/2003        12,700,000
-------------------------------------------------------------------------------------------------------------------------
               Total Finance                                                                                  111,068,368
=========================================================================================================================

Food & Beverage (5.0%)
-------------------------------------------------------------------------------------------------------------------------
   9,000,000   Cargill, Inc.                                                    1.220         5/30/2003         8,991,155
  13,000,000   Cargill, Inc.                                                    1.230         5/16/2003        12,993,338
   8,000,000   Cargill, Inc.                                                    1.270          7/9/2003         7,980,526
-------------------------------------------------------------------------------------------------------------------------
               Total Food & Beverage                                                                           29,965,019
=========================================================================================================================

Industrials (2.2%)
-------------------------------------------------------------------------------------------------------------------------
  13,000,000   Corporate Asset Funding Corporation                              1.220         5/13/2003        12,994,714
-------------------------------------------------------------------------------------------------------------------------
               Total Industrials                                                                               12,994,714
=========================================================================================================================

Insurance (5.8%)
-------------------------------------------------------------------------------------------------------------------------
  12,000,000   AIG Funding, Inc.                                                1.240         5/22/2003        11,991,320
  10,000,000   American Family Financial Services, Inc.                         1.230         7/10/2003         9,976,083
  13,000,000   Swiss Reinsurance Company                                        1.240          7/7/2003        12,969,999
-------------------------------------------------------------------------------------------------------------------------
               Total Insurance                                                                                 34,937,402
=========================================================================================================================

U.S. Government (5.4%)
-------------------------------------------------------------------------------------------------------------------------
  13,000,000   Federal Home Loan Mortgage Corporation                           1.240         8/14/2003        12,952,983
   4,041,000   Federal Home Loan Mortgage Corporation                           1.230         6/24/2003         4,033,848
   2,200,000   Federal National Mortgage Association                            1.200         5/23/2003         2,198,387
   3,000,000   Federal National Mortgage Association                            4.000         8/15/2003         3,021,928
  10,000,000   Federal National Mortgage Association                            1.630         9/19/2003         9,936,159
-------------------------------------------------------------------------------------------------------------------------
               Total U.S. Government                                                                           32,143,305
=========================================================================================================================

Utilities (4.2%)
-------------------------------------------------------------------------------------------------------------------------
  11,200,000   General Electric Capital Corporation                             1.250         5/14/2003        11,194,945
   2,100,000   General Electric Capital Corporation                             1.220         6/11/2003         2,097,082
  12,000,000   General Electric Capital Corporation                             1.240         5/28/2003        11,988,840
-------------------------------------------------------------------------------------------------------------------------
               Total Utilities                                                                                 25,280,867
-------------------------------------------------------------------------------------------------------------------------
               Total Commercial Paper                                                                         508,680,686
=========================================================================================================================

Variable Rate Notes (2.8%)
-------------------------------------------------------------------------------------------------------------------------
   8,800,000   American Honda Finance Corporation                               1.260         7/11/2003         8,800,000
   8,000,000   Illinois Student Assistance Commission                           1.320          5/7/2003         8,000,000
-------------------------------------------------------------------------------------------------------------------------
               Total Variable Rate Notes                                                                       16,800,000
-------------------------------------------------------------------------------------------------------------------------
               Total Investments (at amortized cost)                                                         $599,730,842
=========================================================================================================================

(a)    The categories of investments are shown as a percentage of total investments.

(b)    The interest rate shown reflects the current yield or, for securities purchased at a discount, the discount at the date of purchase.

The accompanying notes to the financial statements are an integral part of this schedule.

The Lutheran Brotherhood Family of Funds
Statement of Assets and Liabilities

                                             Opportunity                Mid Cap                   World
As of April 30, 2003 (unaudited)             Growth Fund              Growth Fund              Growth Fund            Growth Fund
----------------------------------------------------------------------------------------------------------------------------------

Assets
Investments at cost                         $120,374,143             $128,125,369              $90,411,256            $38,343,596
Investments at value                         114,005,964              125,881,346               71,661,379             33,421,849

Cash                                               5,332                    9,858                  783,215/1/               2,835
Dividends and interest receivable                 13,871                   22,148                  344,452                 33,566
Receivable for investments sold                1,150,184                  270,000                  199,654                363,370
Receivable trust shares sold                      13,854                   75,015                   20,083                 25,048
Total Assets                                 115,189,205              126,258,367               73,008,783             33,846,668

Liabilities
Distributions payable                                 --                       --                       --                     --
Accrued expenses                                 343,216                  407,832                  231,580                 13,165
Payable for investments purchased                486,494                    3,207                  104,769                430,726
Payable for fund shares redeemed                  66,631                   75,096                   68,484                 10,055
Open options written, at value                        --                       --                       --                     --
Payable for variation margin                          --                       --                       --                     --
Payable to affiliate                              50,679                   66,024                   56,826                 31,808
Total Liabilities                                947,020                  552,159                  461,659                485,754

Net Assets
Capital stock (beneficial interest)          202,117,937              176,006,098              109,881,542             59,813,580
Accumulated undistributed net investment
income/(loss)                                 (1,099,425)              (1,085,841)                (140,545)              (123,093)
Accumulated undistributed net realized
gain/(loss) on investments and foreign
currency transactions                        (80,408,148)             (46,970,026)             (18,470,641)           (21,407,826)
Net unrealized appreciation/
(depreciation) on:
Investments                                   (6,368,179)              (2,244,023)             (18,749,877)            (4,921,747)
Options contracts                                     --                       --                       --                     --
Futures contracts                                     --                       --                       --                     --
Foreign currency transactions                         --                       --                   26,645                     --
Total Net Assets                            $114,242,185             $125,706,208              $72,547,124            $33,360,914

Class A share capital                       $104,291,980              $87,892,687              $52,055,621            $21,725,502
Shares of beneficial interest outstanding
(Class A)                                     15,671,860                8,843,335                7,414,617              2,354,868
Net asset value per share                          $6.65                    $9.94                    $7.02                  $9.23
Maximum public offering price                      $7.04                   $10.52                    $7.43                  $9.77

Class B share capital                         $9,474,184              $31,608,875               $9,947,890             $8,966,560
Shares of beneficial interest outstanding
(Class B)                                      1,484,881                3,322,323                1,476,345                997,620
Net asset value per share                          $6.38                    $9.51                    $6.74                  $8.99

Institutional Class share capital               $476,021               $6,204,646              $10,543,613             $2,668,852
Shares of beneficial interest outstanding
(Institutional Class)                             69,082                  602,137                1,449,266                278,334
Net asset value per share                          $6.89                   $10.30                    $7.28                  $9.59

Statement of Assets and Liabilities - continued

                                                                                                   High                     Income
As of April 30, 2003 (unaudited)                 LB Fund               Value Fund               Yield Fund                   Fund
----------------------------------------------------------------------------------------------------------------------------------

Assets
Investments at cost                         $888,746,969              $36,040,080             $622,811,009           $725,786,091
Investments at value                         798,089,079               33,958,222              576,349,556            752,124,600

Cash                                                 877                    3,042                   82,405                102,659
Dividends and interest receivable                558,646                   41,456               12,295,880              7,528,876
Receivable for investments sold                       --                  330,536               15,000,064              5,890,592
Receivable trust shares sold                     128,397                   14,109                  219,824                147,148
Total Assets                                 798,776,999               34,347,365              603,947,729            765,793,875

Liabilities
Distributions payable                                 --                       --                1,207,714                436,679
Accrued expenses                               1,000,146                   24,393                  557,927                496,513
Payable for investments purchased                 12,018                   87,514               10,950,446             68,600,239
Payable for fund shares redeemed                 315,849                   15,727                  495,927                445,766
Open options written, at value                        --                       --                       --                 15,625/2/
Payable for variation margin                          --                       --                       --                335,364
Payable to affiliate                             288,252                   29,635                  212,962                219,028
Total Liabilities                              1,616,265                  157,269               13,424,976             70,549,214

Net Assets
Capital stock (beneficial interest)        1,094,230,457               45,282,772            1,103,430,811            716,743,450
Accumulated undistributed net investment
income/(loss)                                    203,871                   49,320                 (665,820)                39,339
Accumulated undistributed net realized
gain/(loss) on investments and foreign
currency transactions                       (206,615,704)              (9,060,138)            (465,780,785)           (47,578,302)
Net unrealized appreciation/
(depreciation) on:
Investments                                  (90,657,890)              (2,081,858)             (46,461,453)            26,338,509
Options contracts                                     --                       --                       --                  8,350
Futures contracts                                     --                       --                       --               (306,685)
Foreign currency transactions                         --                       --                       --                     --
Total Net Assets                            $797,160,734              $34,190,096             $590,522,753           $695,244,661

Class A share capital                       $710,269,933              $23,385,270             $544,745,179           $637,234,578
Shares of beneficial interest outstanding
(Class A)                                     42,940,177                2,159,748              112,809,695             73,010,440
Net asset value per share                         $16.54                   $10.83                    $4.83                  $8.73
Maximum public offering price                     $17.50                   $11.46                    $5.06                  $9.14

Class B share capital                        $63,810,904               $8,095,988              $36,849,882            $33,034,904
Shares of beneficial interest outstanding
(Class B)                                      3,990,233                  759,342                7,634,031              3,793,372
Net asset value per share                         $15.99                   $10.66                    $4.83                  $8.71

Institutional Class share capital            $23,079,897               $2,708,838               $8,927,692            $24,975,179
Shares of beneficial interest outstanding
(Institutional Class)                          1,391,179                  247,695                1,847,305              2,863,875
Net asset value per share                         $16.59                   $10.94                    $4.83                  $8.72

Statement of Assets and Liabilities - continued
                                                                        Limited
                                               Municipal                Maturity                  Money
As of April 30, 2003 (unaudited)               Bond Fund                Bond Fund              Market Fund
-----------------------------------------------------------------------------------------------------------

Assets
Investments at cost                         $605,379,281             $111,555,047             $599,730,842
Investments at value                         680,712,403              113,909,252              599,730,842

Cash                                              10,783                    3,528                2,688,940
Dividends and interest receivable              9,572,861                  918,980                  613,977
Receivable for investments sold                       --                  528,051                       --
Receivable trust shares sold                     193,175                   59,375                1,823,305
Total Assets                                 690,489,222              115,419,186              604,857,064

Liabilities
Distributions payable                            563,210                   55,000                    2,026
Accrued expenses                                 297,496                   70,143                  709,208
Payable for investments purchased                 11,678               11,406,409                    7,730
Payable for fund shares redeemed                 363,607                   81,296                2,702,983
Open options written, at value                        --                       --                       --
Payable for variation margin                          --                       --                       --
Payable to affiliate                             199,673                   34,449                  128,369
Total Liabilities                              1,435,664               11,647,297                3,550,316

Net Assets
Capital stock (beneficial interest)          614,444,553              100,813,309              601,306,748
Accumulated undistributed net investment
income/(loss)                                    (13,785)                  (4,967)                      --
Accumulated undistributed net realized
gain/(loss) on investments and foreign
currency transactions                           (710,332)                 609,342                       --
Net unrealized appreciation/
(depreciation) on:
Investments                                   75,333,122                2,354,205                       --
Options contracts                                     --                       --                       --
Futures contracts                                     --                       --                       --
Foreign currency transactions                         --                       --                       --
Total Net Assets                            $689,053,558             $103,771,889             $601,306,748

Class A share capital                       $662,206,451              $84,138,846             $566,504,829
Shares of beneficial interest outstanding
(Class A)                                     71,938,555                6,441,056              566,504,829
Net asset value per share                          $9.21                   $13.06                    $1.00
Maximum public offering price                      $9.64                   $13.06                    $1.00

Class B share capital                        $24,225,121               $6,068,833               $1,410,376
Shares of beneficial interest outstanding
(Class B)                                      2,638,737                  464,560                1,410,376
Net asset value per share                          $9.18                   $13.06                    $1.00

Institutional Class share capital             $2,621,986              $13,564,210              $33,391,543
Shares of beneficial interest outstanding
(Institutional Class)                            284,850                1,038,588               33,391,543
Net asset value per share                          $9.20                   $13.06                    $1.00

/1/    Includes foreign currency holdings of $778,510.

/2/    Premium received on written options of $23,975.

The accompanying notes to the financial statements are an integral part of this statement.

The Lutheran Brotherhood Family of Funds
Statement of Operations

For the six months ended                     Opportunity          Mid Cap            World
April 30, 2003 (unaudited)                   Growth Fund      Growth Fund      Growth Fund     Growth Fund
----------------------------------------------------------------------------------------------------------

Investment Income
Dividends                                       $131,582         $191,910        $906,250         $162,289
Taxable interest                                  47,861           48,518          15,637            5,433
Tax exempt interest                                   --               --              --               --
Foreign dividend tax witholding                   (1,088)            (687)       (120,250)            (854)
Total Investment Income                          178,355          239,741         801,637          166,868

Expenses
Adviser fees                                     278,617          272,432         109,011           68,813
Subadviser fees                                       --               --         190,038               --
Administrative service and pricing fees           37,791           40,583          31,475           20,018
Audit fees                                         3,439            3,439           3,982            3,571
Legal fees                                           641              703             411              181
Custody fees                                      10,391           10,718          37,206           15,006
Distribution expense Class B                      35,144          114,748          37,284           30,265
Printing and postage expense Class A             120,780          103,355          60,694           31,427
Printing and postage expense Class B              10,994           37,503          11,611           12,104
Printing and postage expense Insitutional Class    2,356           10,612          12,345            4,719
SEC and state registration expense                29,650           30,140          27,150           24,430
Shareholder service fees Class A                 128,718          105,405          64,978           26,317
Shareholder service fees Class B                  11,715           38,249          12,428           10,088
Shareholder service fees Institutional Class       1,626            6,671           8,062            2,444
Transfer agent fees Class A                      541,604          455,653         292,742          148,147
Transfer agent fees Class B                       49,395          165,977          55,988           55,574
Transfer agent fees Institutional Class              181              411             181              181
Trustees' fees and expenses                        3,550            2,534           2,534            2,534
Other expenses                                     3,793            3,793           2,708            1,734
Total Expenses Before Reimbursement            1,270,385        1,402,926         960,828          457,553

Less:
Reimbursement from adviser                          (281)         (81,289)        (24,590)        (168,744)
Fees paid indirectly                                 (61)             (78)            (66)             (43)
Total Net Expenses                             1,270,043        1,321,559         936,172          288,766

Net Investment Income/(Loss)                  (1,091,688)      (1,081,818)       (134,535)        (121,898)

Realized and Unrealized Gains/(Losses) on
Investments and Foreign Currency Transactions
Net realized gains/(losses) on:
Investments                                  (15,308,257)     (11,991,257)     (6,505,069)      (5,291,118)
Options contracts                                     --               --              --            5,450
Futures contracts                                     --               --              --               --
Foreign currency transactions                         --               --         166,247               --
Change in net unrealized appreciation/
(depreciation) on:
Investments                                   16,925,149       18,493,289       6,845,237        6,409,443
Options contracts                                     --               --              --               --
Futures contracts                                     --               --              --               --
Foreign currency transactions                         --               --          18,301               --

Net Realized and Unrealized Gains on
Investments and Foreign Currency Transactions  1,616,892        6,502,032         524,716        1,123,775

Net Increase in Net Assets Resulting
From Operations                                 $525,204       $5,420,214        $390,181       $1,001,877

Statement of Operations - continued

For the six months ended                                                             High           Income
April 30, 2003 (unaudited)                       LB Fund       Value Fund      Yield Fund             Fund
----------------------------------------------------------------------------------------------------------

Investment Income
Dividends                                     $5,007,790         $327,274      $1,213,083          $36,563
Taxable interest                                  59,934            7,352      28,782,567       16,756,725
Tax exempt interest                                   --               --              --          189,411
Foreign dividend tax witholding                       --             (173)         (5,156)              --
Total Investment Income                        5,067,724          334,453      29,990,494       16,982,699

Expenses
Adviser fees                                   1,513,498           66,500       1,098,677        1,190,181
Subadviser fees                                       --               --              --               --
Administrative service and pricing fees          134,547           18,789         102,245          117,256
Audit fees                                        11,041            3,439           7,240            8,010
Legal fees                                         4,024              181           2,561            2,990
Custody fees                                      23,501            9,627          22,657           26,415
Distribution expense Class B                     237,269           27,336         134,441          120,545
Printing and postage expense Class A             291,054           23,024         161,644          137,958
Printing and postage expense Class B              26,377            7,384          11,324            7,079
Printing and postage expense Insitutional Class   13,470            3,120           3,013            7,773
SEC and state registration expense                44,710           24,430          39,820           39,340
Shareholder service fees Class A                 872,706           28,520         639,469          783,353
Shareholder service fees Class B                  79,090            9,112          44,814           40,182
Shareholder service fees Institutional Class      24,434            2,358           7,160           26,585
Transfer agent fees Class A                    1,425,741          111,194         718,520          611,121
Transfer agent fees Class B                      129,250           34,865          50,960           31,170
Transfer agent fees Institutional Class            1,156              181           1,148            1,448
Trustees' fees and expenses                        7,483            2,534           6,516            6,516
Other expenses                                    17,470            1,845          11,700           14,270
Total Expenses Before Reimbursement            4,856,821          374,439       3,063,909        3,172,192

Less:
Reimbursement from adviser                       (13,963)        (125,573)         (4,330)         (75,229)
Fees paid indirectly                                (107)             (47)           (247)            (135)
Total Net Expenses                             4,842,751          248,819       3,059,332        3,096,828

Net Investment Income/(Loss)                     224,973           85,634      26,931,162       13,885,871

Realized and Unrealized Gains/(Losses) on
Investments and Foreign Currency Transactions
Net realized gains/(losses) on:
Investments                                  (24,331,792)      (4,108,310)    (81,838,038)      12,709,536
Options contracts                                     --               --              --               --
Futures contracts                                     --               --          72,758       (2,706,677)
Foreign currency transactions                         --               --              --               --
Change in net unrealized appreciation/
(depreciation) on:
Investments                                   54,365,941        4,699,885     153,573,892       22,540,895
Options contracts                                     --               --              --              825
Futures contracts                                     --               --           5,302          446,955
Foreign currency transactions                         --               --              --               --

Net Realized and Unrealized Gains on
Investments and Foreign Currency Transactions 30,034,149          591,575      71,813,914       32,991,534

Net Increase in Net Assets Resulting
From Operations                              $30,259,122         $677,209     $98,745,076      $46,877,405

Statement of Operations - continued

                                                                                  Limited
For the six months ended                       Municipal         Maturity           Money
April 30, 2003 (unaudited)                     Bond Fund        Bond Fund     Market Fund
-----------------------------------------------------------------------------------------

Investment Income
Dividends                                            $--          $11,250            $--
Taxable interest                                      --        1,765,845      4,507,528
Tax exempt interest                           17,926,349           41,936        122,359
Foreign dividend tax witholding                       --               --             --
Total Investment Income                       17,926,349        1,819,031      4,629,887

Expenses
Adviser fees                                   1,082,510          147,851        773,721
Subadviser fees                                       --               --             --
Administrative service and pricing fees          149,711           32,308        104,602
Audit fees                                         7,310            3,439          8,096
Legal fees                                         2,721              341          3,060
Custody fees                                      15,565            8,929         72,636
Distribution expense Class B                      87,469               --             --
Printing and postage expense Class A              57,672           16,454        310,132
Printing and postage expense Class B               2,082            1,210            730
Printing and postage expense Insitutional Class      246            2,806         18,498
SEC and state registration expense                44,270           25,340         67,640
Shareholder service fees Class A                 808,590           98,984        743,771
Shareholder service fees Class B                  29,156            7,287          1,782
Shareholder service fees Institutional Class       2,081           10,163         27,157
Transfer agent fees Class A                      227,525           95,278        940,329
Transfer agent fees Class B                        8,054            7,092          2,151
Transfer agent fees Institutional Class              181              300            786
Trustees' fees and expenses                        6,516            2,534          6,516
Other expenses                                    13,570            2,798         12,460
Total Expenses Before Reimbursement            2,545,229          463,114      3,094,067

Less:
Reimbursement from adviser                        (1,306)        (108,433)      (282,273)
Fees paid indirectly                                (535)             (99)          (106)
Total Net Expenses                             2,543,388          354,582      2,811,688

Net Investment Income/(Loss)                  15,382,961        1,464,449      1,818,199

Realized and Unrealized Gains/(Losses) on
Investments and Foreign Currency Transactions
Net realized gains/(losses) on:
Investments                                      289,345        1,169,365             --
Options contracts                                     --               --             --
Futures contracts                                     --               --             --
Foreign currency transactions                         --               --             --
Change in net unrealized appreciation/
(depreciation) on:
Investments                                    5,985,907        1,299,508             --
Options contracts                                     --               --             --
Futures contracts                                     --               --             --
Foreign currency transactions                         --               --             --

Net Realized and Unrealized Gains on
Investments and Foreign Currency Transactions  6,275,252        2,468,873             --

Net Increase in Net Assets Resulting
From Operations                              $21,658,213       $3,933,322     $1,818,199

The accompanying notes to the financial statements are an integral part of this statement.

The Lutheran Brotherhood Family of Funds
Statement of Changes in Net Assets

                                                    Opportunity                         Mid Cap
                                                    Growth Fund                       Growth Fund
                                              -------------------------        -------------------------
                                              4/30/2003                        4/30/2003
For the six months ended April 30, 2003      (unaudited)     10/31/2002       (unaudited)     10/31/2002
--------------------------------------------------------------------------------------------------------

Operations
Net investment income/(loss)                $(1,091,688)    $(2,268,697)     $(1,081,818)    $(1,918,390)
Net realized gains/(losses) on:
Investments                                 (15,308,257)    (31,701,266)     (11,991,257)    (22,398,085)
Options contracts                                    --              --               --              --
Foreign currency transactions                        --              --               --              --
Change in net unrealized
appreciation/(depreciation) on:
Investments                                  16,925,149      (7,012,661)      18,493,289      (3,230,247)
Foreign currency transactions                        --              --                               --

Net Change in Net Assets Resulting
From Operations                                 525,204     (40,982,624)       5,420,214     (27,546,722)

Distributions to Shareholders
From net investment income                           --              --               --              --

Total Distributions to Shareholders                  --              --               --              --

Trust Share Transactions                    (10,164,273)    (11,710,728)      (9,585,125)     10,224,438

Net Increase/(Decrease) in Net Assets        (9,639,069)    (52,693,352)      (4,164,911)    (17,322,284)

Net Assets, Beginning of Period             123,881,254     176,574,606      129,871,119     147,193,403

Net Assets, End of Period                  $114,242,185    $123,881,254     $125,706,208    $129,871,119

                                                        High
                                                     Yield Fund                       Income Fund
                                              -------------------------        -------------------------
                                              4/30/2003                        4/30/2003
For the six months ended April 30, 2003      (unaudited)     10/31/2002       (unaudited)     10/31/2002
--------------------------------------------------------------------------------------------------------

Operations
Net investment income                       $26,931,162     $65,794,543      $13,885,871     $34,425,392
Net realized gains/(losses) on:
Investments                                 (81,838,038)   (220,018,724)      12,709,536     (19,620,648)
Futures contracts                                72,758              --       (2,706,677)             --
Change in net unrealized
appreciation/(depreciation) on:
Investments                                 153,573,892      92,078,674       22,540,895     (12,745,643)
Options contracts                                    --              --              825              --
Futures contracts                                 5,302              --          446,955              --

Net Change in Net Assets Resulting
From Operations                              98,745,076     (62,145,507)      46,877,405       2,059,101

Distributions to Shareholders
From net investment income                  (24,243,482)    (65,784,133)     (15,383,089)    (33,159,926)
From net realized gains                              --              --               --              --

Total Distributions to Shareholders         (24,243,482)    (65,784,133)     (15,383,089)    (33,159,926)

Trust Share Transactions                    (18,552,241)      4,343,509      (37,440,644)     10,609,079

Net Increase/(Decrease) in Net Assets        55,949,353    (123,586,131)      (5,946,328)    (20,491,746)

Net Assets, Beginning of Period             534,573,400     658,159,531      701,190,989     721,682,735

Net Assets, End of Period                  $590,522,753    $534,573,400     $695,244,661    $701,190,989

                                                       World
                                                    Growth Fund                       Growth Fund
                                              -------------------------        -------------------------
                                              4/30/2003                        4/30/2003
For the six months ended April 30, 2003      (unaudited)     10/31/2002       (unaudited)     10/31/2002
--------------------------------------------------------------------------------------------------------

Operations
Net investment income/(loss)                  $(134,535)      $(310,619)       $(121,898)      $(385,099)
Net realized gains/(losses) on:
Investments                                  (6,505,069)    (10,456,222)      (5,291,118)    (11,931,292)
Options contracts                                    --              --            5,450              --
Foreign currency transactions                   166,247          83,170               --              --
Change in net unrealized
appreciation/(depreciation) on:
Investments                                   6,845,237      (2,617,868)       6,409,443       3,205,142
Foreign currency transactions                    18,301          36,912               --              --

Net Change in Net Assets Resulting
From Operations                                 390,181     (13,264,627)       1,001,877      (9,111,249)

Distributions to Shareholders
From net investment income                           --              --               --              --

Total Distributions to Shareholders                  --              --               --              --

Trust Share Transactions                     (6,002,111)     (7,071,852)      (1,747,958)      7,936,305

Net Increase/(Decrease) in Net Assets        (5,611,930)    (20,336,479)        (746,081)     (1,174,944)

Net Assets, Beginning of Period              78,159,054      98,495,533       34,106,995      35,281,939

Net Assets, End of Period                   $72,547,124     $78,159,054      $33,360,914     $34,106,995

                                                      LB Fund                         Value Fund
                                              -------------------------        -------------------------
                                              4/30/2003                        4/30/2003
For the six months ended April 30, 2003      (unaudited)     10/31/2002       (unaudited)     10/31/2002
--------------------------------------------------------------------------------------------------------

Operations
Net investment income/(loss)                   $224,973        $976,141          $85,634        $159,763
Net realized gains/(losses) on:
Investments                                 (24,331,792)   (127,075,736)      (4,108,310)     (4,534,582)
Options contracts                                    --              --               --              --
Foreign currency transactions                        --              --               --              --
Change in net unrealized
appreciation/(depreciation) on:
Investments                                  54,365,941     (58,661,562)       4,699,885      (3,045,068)
Foreign currency transactions                        --              --               --              --

Net Change in Net Assets Resulting
From Operations                              30,259,122    (184,761,157)         677,209      (7,419,887)

Distributions to Shareholders
From net investment income                     (800,125)     (1,767,946)        (161,323)       (117,200)

Total Distributions to Shareholders            (800,125)     (1,767,946)        (161,323)       (117,200)

Trust Share Transactions                    (62,760,831)    (70,351,587)        (327,125)     12,171,042

Net Increase/(Decrease) in Net Assets       (33,301,834)   (256,880,690)         188,761       4,633,955

Net Assets, Beginning of Period             830,462,568   1,087,343,258       34,001,335      29,367,380

Net Assets, End of Period                  $797,160,734    $830,462,568      $34,190,096     $34,001,335

                                                    Municipal                     Limited Maturity
                                                    Bond Fund                         Bond Fund
                                              -------------------------        -------------------------
                                              4/30/2003                        4/30/2003
For the six months ended April 30, 2003      (unaudited)     10/31/2002       (unaudited)     10/31/2002
--------------------------------------------------------------------------------------------------------

Operations
Net investment income                       $15,382,961     $30,087,398       $1,464,449      $2,643,649
Net realized gains/(losses) on:
Investments                                     289,345       1,340,377        1,169,365        (560,023)
Futures contracts                                    --              --               --              --
Change in net unrealized
appreciation/(depreciation) on:
Investments                                   5,985,907        (495,706)       1,299,508         (54,342)
Options contracts                                    --              --               --              --
Futures contracts                                    --              --               --              --

Net Change in Net Assets Resulting
From Operations                              21,658,213      30,932,069        3,933,322       2,029,284

Distributions to Shareholders
From net investment income                  (17,179,144)    (29,272,110)      (1,464,449)     (2,643,649)
From net realized gains                        (511,275)             --               --      (1,163,224)

Total Distributions to Shareholders         (17,690,419)    (29,272,110)      (1,464,449)     (3,806,873)

Trust Share Transactions                     14,201,356      41,856,594        7,598,369      39,515,875

Net Increase/(Decrease) in Net Assets        18,169,150      43,516,553       10,067,242      37,738,286

Net Assets, Beginning of Period             670,884,408     627,367,855       93,704,647      55,966,361

Net Assets, End of Period                  $689,053,558    $670,884,408     $103,771,889     $93,704,647

                                                      Money
                                                   Market Fund
                                              -------------------------
For the six months ended April 30, 2003      (unaudited)     10/31/2002
--------------------------------------------------------------------------

Operations
Net investment income                        $1,818,199     $7,760,153
Net realized gains/(losses) on:
Investments                                          --             --
Futures contracts                                    --             --
Change in net unrealized
appreciation/(depreciation) on:
Investments                                          --             --
Options contracts                                    --             --
Futures contracts                                    --             --

Net Change in Net Assets Resulting
From Operations                               1,818,199      7,760,153

Distributions to Shareholders
From net investment income                   (1,818,199)    (7,760,153)
From net realized gains                              --             --

Total Distributions to Shareholders          (1,818,199)    (7,760,153)

Trust Share Transactions                    (58,258,575)   (92,402,502)

Net Increase/(Decrease) in Net Assets       (58,258,575)   (92,402,502)

Net Assets, Beginning of Period             659,565,323    751,967,825

Net Assets, End of Period                  $601,306,748   $659,565,323

The accompanying notes to the financial statements are an integral part of this statement.

The Lutheran Brotherhood Family of Funds

Notes to Financial Statements
As of April 30, 2003 (unaudited)

(1) ORGANIZATION

The Lutheran Brotherhood Family of Funds ("Funds" or "Trust") was organized as a Delaware Business Trust and is registered as an open-end diversified management investment company under the Investment Company Act of 1940. The Trust is divided into eleven series (the "Fund(s)"), each with its own investment objective and policies. The Trust currently consists of six equity Funds, four fixed-income Funds and one money market Fund.

The Trust offers three classes of shares: Class A, Class B and Institutional Class. The three classes of shares differ principally in their respective shareholder servicing and distribution expenses and arrangements. Class A shares have a shareholder servicing fee of 0.25% and a front-end sales load of 5.50% for Equity Funds and 4.50% for Fixed Income Funds, except the Money Market Fund which has no sales load. Class B shares are offered at net asset value and charged a 0.75% annual distribution fee, for all Funds except the Limited Maturity Bond Fund and the Money Market Fund, and a shareholder servicing fee of 0.25%. In addition, Class B shares have a contingent deferred sales charge of 5.00%. The contingent deferred sales charge declines by 1.00% per year through the fifth year. Class B shares convert to Class A shares at the end of the fifth year. Institutional Class shares are offered at net asset value and charged a 0.15% shareholder servicing fee, with no annual distribution fees. All three classes of shares have identical rights to earnings, assets and voting privileges, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes.

The following Funds offer all three classes of shares: Lutheran Brotherhood Opportunity Growth Fund, Lutheran Brotherhood Mid Cap Growth Fund, Lutheran Brotherhood World Growth Fund, Lutheran Brotherhood Growth Fund, Lutheran Brotherhood Fund, Lutheran Brotherhood Value Fund, Lutheran Brotherhood High Yield Fund, Lutheran Brotherhood Income Fund, Lutheran Brotherhood Municipal Bond Fund, Lutheran Brotherhood Limited Maturity Bond Fund, and Lutheran Brotherhood Money Market Fund.

(2) SIGNIFICANT ACCOUNTING POLICIES

Valuation of Investments -- Securities traded on U.S. or foreign securities exchanges or included in a national market system are valued at the official closing price at the close of each business day. Over-the-counter securities and listed securities for which no price is readily available are valued at the current bid price based on quotes that are obtained from an independent pricing service approved by the Board of Trustees. Prior to December 31, 2002, such securities were valued at a range between bid and ask prices. For the High Yield, Income, Municipal Bond and Limited Maturity Bond Funds, this change decreased the net asset value per share $0.02, $0.01, $0.01 and $0.01, respectively. The pricing service, in determining values of fixed-income securities, takes into consideration such factors as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, and other yield and risk factors it deems relevant in determining valuations. Securities which cannot be valued by the approved pricing service are valued using valuations obtained from dealers that make markets in the securities. Exchange listed options and futures contracts are valued at the last quoted sales price. For all Funds other than the Money Market Fund, short-term securities with maturities of 60 days or less are valued at amortized cost. Short-term securities held by the Money Market Fund are valued on the basis of amortized cost (which approximates market value), whereby a portfolio security is valued at its cost initially, and thereafter valued to reflect a constant amortization to maturity of any discount or premium. The Money Market Fund follows procedures necessary to maintain a constant net asset value of $1.00 per share.

All other securities for which market values are not readily available are appraised at fair value as determined in good faith by the Investment Adviser or under the direction of the Board of Trustees. As of April 30, 2003, six securities in the High Yield Fund were valued at fair value, which represents 0.11% of the Fund's net assets.

Foreign Currency Translation -- The accounting records of each Fund are maintained in U.S. dollars. Securities and other assets and liabilities that are denominated in foreign currencies are translated into U.S. dollars at the daily closing rate of exchange.

Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. Net realized and unrealized currency gains and losses are recorded from sales of foreign currency, exchange gains or losses between the trade date and settlement dates on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. The Portfolios do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

For federal income tax purposes, the Trust treats the effect of changes in foreign exchange rates arising from actual foreign currency transactions and the changes in foreign exchange rates between the trade date and settlement date as ordinary income.

Foreign Currency Contracts -- In connection with purchases and sales of securities denominated in foreign currencies, all Funds except the Money Market Fund may enter into forward currency contracts. Additionally, the Funds may enter into such contracts to hedge certain other foreign currency denominated investments. These contracts are recorded at market value, and the related realized and unrealized foreign exchange gains and losses are included in the Statement of Operations. In the event that counterparties fail to settle these forward contracts, the Funds could be exposed to foreign currency fluctuations. Foreign currency contracts are valued daily and unrealized appreciation or depreciation is recorded daily as the difference between the contract exchange rate and the closing forward rate applied to the face amount of the contract. A realized gain or loss is recorded at the time a forward contract is closed.

Foreign Denominated Investments -- Foreign denominated assets and currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk, and market risk. Certain of the Funds may also invest in securities of companies located in emerging markets. Future economic or political developments could adversely affect the liquidity or value, or both, of such securities.

Federal Income Taxes -- No provision has been made for income taxes because the Funds' policy is to qualify as a regulated investment company under the Internal Revenue Code and distribute substantially all taxable income on a timely basis. It is also the intention of the Funds to distribute an amount sufficient to avoid imposition of any federal excise tax. The Funds, accordingly, anticipate paying no Federal income taxes and no Federal income tax provision was required. Each Fund is treated as a separate taxable entity for federal income tax purposes. Certain Funds may utilize earnings and profits distributed to shareholders on the redemption of shares as part of the dividend paid deduction.

Income and Expenses -- Estimated expenses are accrued daily. The Funds are charged for those expenses that are directly attributable to it. Expenses that are not directly attributable to a Fund are allocated among all appropriate Funds in proportion to their respective net assets, number of shareholder accounts or other reasonable basis. Net investment income, nonclass-specific expenses and realized and unrealized gains and losses are allocated directly to each class based upon the relative net asset value of outstanding shares, or the value of dividend eligible shares, as appropriate for each class of shares.

Interest income is accrued daily and is determined on the basis of interest or discount earned on any short-term investments and interest earned on all other debt securities, including accrual of market discount, accrual of original issue discount and amortization of premium. Dividend income is recorded on the ex-dividend date. For preferred stock payment-in-kind securities, income is recorded on the ex-dividend date in the amount of the value received.

Fees Paid Indirectly -- The Funds have a deposit arrangement with the custodian whereby interest earned on uninvested cash balances is used to pay a portion of custodian fees. This deposit arrangement is an alternative to overnight investments.

Distributions to Shareholders -- Dividends from net investment income, if available, are declared and paid to each shareholder as a dividend. Dividend and capital gain distributions are recorded on the ex-dividend date. Net realized gains from securities transactions, if any, are distributed at least annually for all Funds, after the close of the fiscal year.

Dividends are declared and paid annually for the Opportunity Growth, Mid Cap Growth, World Growth, Growth, LB Fund, and Value Funds; and declared daily and paid monthly for the High Yield, Income, Municipal Bond, Limited Maturity Bond and Money Market Funds. Daily dividends for the Money Market Fund also include any short-term net realized gains or losses on the sale of securities.

Options -- All Funds except the Money Market Fund may buy put and call options and write covered call. The Funds intend to generally use such derivative instruments as hedges to facilitate buying or selling securities or to provide protection against adverse movements in security prices or interest rates. The Funds may also enter into options contracts to protect against adverse foreign exchange rate fluctuation.

Option contracts are valued daily and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss upon expiration or closing of the option transaction. When an option is exercised, the proceeds on sale for a written call option or the cost of a security for purchased put and call options is adjusted by the amount of premium received or paid.

Financial Futures Contracts -- Certain Funds may use futures contracts to manage the exposure to interest rate fluctuations. Gains or losses on futures contracts can offset changes in the yield of securities. When a futures contract is opened, cash or other investments equal to the required "initial margin deposit" are pledged to the broker. Additional securities held by the Funds may be earmarked as collateral for open futures contracts. The future contract's daily change in value ("variation margin") is either paid to or received from the broker, and is recorded as an unrealized gain or loss. When the contract is closed, the realized gain or loss is recorded equal to the difference between the value of the contract when opened and the value of the contract when closed. During the six months ended April 30, 2003, the High Yield Fund and the Income Fund engaged in this type of investment.

The Impact of Initial Public Offerings on Performance -- Each of the Funds except the Money Market Fund may invest in an initial public offering ("IPO") of a security. On occasion a Fund will participate in an oversubscribed IPO. Because the IPO is oversubscribed, this presents a Fund with the opportunity to "flip" or trade the security at higher prices resulting in a profit for the Fund. However, participation in an IPO may result in a loss for that Fund.

Dollar Roll Transactions -- Certain of the Funds enter into dollar roll transactions, with respect to mortgage securities issued by GNMA, FNMA and FHLMC, in which the Funds sell mortgage securities and simultaneously agree to repurchase similar (same type, coupon and maturity) securities at a later date at an agreed upon price. During the period between the sale and repurchase, the Funds forgo principal and interest paid on the mortgage securities sold. The Funds are compensated by the interest earned on the cash proceeds of the initial sale and from negotiated fees paid by brokers offered as an inducement to the Funds to "roll over" their purchase commitments. The Income and Limited Maturity Bond Funds earned $1,470,117 and $142,781, respectively, from such fees for the six months ended April 30, 2003.

When-Issued and Delayed Delivery Transactions -- The Funds may engage in when-issued or delayed delivery transactions. To the extent that a Fund engages in such transactions, it will do so for the purpose of acquiring securities consistent with its investment objectives and policies and not for the purpose of investment leverage or to speculate on interest rate changes. On the trade date, assets of the Fund are earmarked on the Fund's records in a dollar amount sufficient to make payment for the securities to be purchased. Income is not accrued until settlement date.

Credit Risk -- The Funds may be susceptible to credit risk to the extent the issuer defaults on its payment obligation. The Funds' policy is to monitor the creditworthiness of the issuer. Interest accruals on defaulted securities are monitored for ability to collect payment in default and adjusted accordingly.

Accounting Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Other -- For financial statement purposes, investment security transactions are accounted for on the trade date. Realized gains and losses from investment transactions are determined on a specific cost identification basis, which is the same basis used for federal income tax purposes.

(3) FEES AND COMPENSATION PAID TO AFFILIATES

Investment Advisory Fees -- The Trust currently maintains an Investment Advisory Agreement with Thrivent Investment Management Inc., the Trust's investment adviser, under which each of the Funds pays a fee for investment advisory services. Effective January 1, 2003, Thrivent Investment Management Inc. (Thrivent Investment Mgt.) became the investment adviser for the Trust, replacing Lutheran Brotherhood Research Corp. Thrivent Financial for Lutherans (Thrivent Financial) is the parent company for Thrivent Investment Mgt. The fees are accrued daily and paid monthly. The annual rates of fees as a percent of average daily net assets under the investment advisory agreement were as follows:

         (M - Millions)   $0 to     $20 to     $50 to    $100 to    $150 to    $250 to    $500 to   $1,000 to $1,500 to   Over
Fund                      $20M       $50M      $100M      $150M      $250M      $500M     $1,000M    $1,500M   $2,000M   $2,000M
--------------------------------------------------------------------------------------------------------------------------------
LB Opportunity
 Growth Fund             0.500%     0.500%     0.500%     0.400%     0.350%     0.350%     0.300%     0.25%     0.25%     0.25%
LB Mid Cap Growth Fund   0.450%     0.450%     0.450%     0.400%     0.350%     0.350%     0.300%     0.25%     0.25%     0.25%
LB World Growth Fund     1.000%     0.850%     0.750%     0.750%     0.750%     0.750%     0.750%     0.75%     0.75%     0.75%
LB Growth Fund           0.425%     0.425%     0.425%     0.425%     0.425%     0.425%     0.375%     0.33%     0.33%     0.33%
LB Fund                  0.400%     0.400%     0.400%     0.400%     0.400%     0.400%     0.350%     0.30%     0.30%     0.30%
LB Value Fund            0.400%     0.400%     0.400%     0.400%     0.400%     0.400%     0.350%     0.30%     0.30%     0.30%
LB High Yield Fund       0.400%     0.400%     0.400%     0.400%     0.400%     0.400%     0.350%     0.30%     0.30%     0.30%
LB Income Fund           0.350%     0.350%     0.350%     0.350%     0.350%     0.350%     0.325%     0.30%     0.30%     0.30%
LB Municipal Bond Fund   0.325%     0.325%     0.325%     0.325%     0.325%     0.325%     0.275%     0.30%     0.30%     0.30%
LB Limited Maturity
 Bond Fund               0.300%     0.300%     0.300%     0.300%     0.300%     0.300%     0.275%     0.25%     0.25%     0.25%
LB Money Market Fund     0.250%     0.250%     0.250%     0.250%     0.250%     0.250%     0.225%     0.20%     0.18%     0.15%

The adviser pays T. Rowe Price International an annual subadvisory fee for the performance of subadvisory services for the World Growth Fund. The fee payable is equal to 0.50% of the Fund's average daily net assets.

The adviser has voluntarily agreed to limits its advisory fee to a flat rate of 0.75% of the average daily net assets of the World Growth Fund. For the period from November 1, 2002 through December 31, 2002, The adviser also voluntarily agreed to waive 35 basis points (0.35%) on an annual basis from the advisory fees payable by the Mid Cap Growth Fund, an additional 15 basis points (0.15%) for the World Growth Fund, 65 basis points (0.65%) for the Growth and Value Funds, 30 basis points (0.30%) for the Limited Maturity Bond Fund and 5 basis points (0.05%) for the Income Fund.

For the period from November 1, 2002 through December 31, 2002, LBRC also voluntarily agreed to waive its advisory fee and, if necessary, to bear certain expenses associated with operating the Money Market Fund in order to limit the Fund's total operating expenses for Class A shares and Class B shares to an annual rate of 0.95% of the average daily net assets of the relevant class and to waive the same percentage of advisory and other expenses for Institutional Class shares.

Beginning January 1, 2003, the following voluntary expense reimbursements went in to effect: the Growth and Value Funds, 1.25% and 0.80% of the average daily net assets of each class of shares, respectively; the Limited Maturity Bond Fund, 0.20% of the average daily net assets of Class A shares; and the Money Market Fund, 0.10% of the average daily net assets of Class A and Class B shares.

These voluntary expense reimbursements may be discontinued at any time.

Distribution and Shareholder Servicing Plans -- The Trust has adopted a Distribution Plan (the "12b-1 Plan") under Rule 12b-1 of the 1940 Act with respect to the Class B shares of each Fund except for the Limited Maturity Bond and Money Market Funds. Under the 12b-1 Plan, each Fund pays Thrivent Investment Mgt. an annual fee of 0.75% of the average daily net assets of its Class B shares. The fees collected under the 12b-1 Plan are used by Thrivent Investment Mgt. to finance activities primarily intended to result in the sale of Class B shares of the Fund. For the six months ended April 30, 2003, Thrivent Investment Mgt. received aggregate 12b-1 fees of $824,501 from the Trust.

In addition, the Trust has adopted shareholder-servicing plans for each of the Funds (the Shareholder Servicing Plans"). Pursuant to the Shareholder Servicing Plans, Class A and Class B shares pay Thrivent Investment Mgt., an annual fee of 0.25% of the average daily net assets and Institutional Class shares pay Thrivent Investment Mgt. an annual fee of 0.15% of the average daily net assets. Payments under the Shareholder Servicing Plans are used to finance various shareholder-servicing activities. For the six months ended April 30, 2003, Thrivent Investment Mgt. and LB Securities received aggregate shareholder servicing fees of $4,703,455 from the Trust. Beginning January 1, 2003, Thrivent Investment Mgt. will waive the 0.15% shareholder service fee for the Institutional Class shares.

Sales Charges and Other Fees -- For the six months ended April 30, 2003, Thrivent Investment Mgt. received $2,625,292 of aggregate underwriting concessions from sales of Class A shares and aggregate contingent deferred sales charges of $240,519 from redemptions of Class B shares. Sales charges are not an expense of the Trust and are not reflected in the financial statements of any of the Funds.

Thrivent Financial Investor Services Inc., also received fees pursuant to an agreement to provide certain administrative personnel and services to the Funds. For the six months ended April 30, 2003, Thrivent Investor Services received aggregate fees for administrative personnel and services of $478,261 from the Trust.

In addition, Thrivent Financial Investor Services provides the Funds with transfer agent services pursuant to an agreement. For the six months ended April 30, 2003, Thrivent Investor Services received aggregate fees for transfer agent services of $6,164,484 from the Trust.

Thrivent Fiancial for Lutherans provides the Funds with fund accounting services persuant to an agreement. For the six months ended April 30, 2003, Thrivent Financial for Lutherans received aggregate fees for fund accounting services of $492,500 from the Trust.

The Funds have adopted a trustee fee deferral plan that allows the Trustees to defer the receipt of all or a portion of their Trustee Fees. The deferred fees remain in the appropriate Fund until distribution in accordance with the plan.

Certain officers and non-independent trustees of the Fund are officers and directors of Thrivent Investment Mgt. and Thrivent Investor Services; however, they receive no compensation from the Funds.

(4) TAX INFORMATION

Distributions are based on amounts calculated in accordance with the applicable federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America.

At October 31, 2002, the components of distributable earnings on a tax basis were as follows:

                           Undistributed         Undistributed
                             Ordinary              Long-Term
Fund                          Income             Capital Gain
--------------------------------------------------------------
LB Fund                      $795,732                      $--
LB Value Fund                 126,206                       --
LB High Yield Fund            184,519                       --
LB Income Fund              1,552,356                       --
LB Municipal Bond Fund*     1,798,198                  510,720
LB Money Market Fund            9,960                       --

*    LB Municipal Bond Fund undistributed ordinary income exempt from federal income tax.

At October 31, 2002, the following Funds had accumulated net realized capital loss carryovers expiring as follows:

                         Capital Loss             Expiration
Fund                       Carryover                 Year
--------------------------------------------------------------
LB Opportunity            $32,398,469                2009
 Growth Fund               32,116,587                2010
                        -------------
                          $64,515,056
                        =============
LB Mid Cap Growth Fund    $11,463,008                2009
                           22,676,956                2010
                        -------------
                          $34,139,964
                        =============
LB World Growth Fund       $1,222,667                2009
                           10,445,649                2010
                        -------------
                          $11,668,316
                        =============
LB Growth Fund               $176,010                2008
                            3,507,522                2009
                           11,207,922                2010
                        -------------
                          $14,891,454
                        =============
LB Fund                   $52,137,884                2009
                          125,280,540                2010
                        -------------
                         $177,418,424
                        =============
LB Value Fund                 $83,605                2008
                              228,777                2009
                            4,443,267                2010
                        -------------
                           $4,755,649
                        =============
LB High Yield Fund        $18,998,975                2007
                           15,133,980                2008
                          125,418,013                2009
                          223,628,596                2010
                        -------------
                         $383,179,564
                        =============
LB Income Fund             $8,472,280                2004
                            8,150,657                2007
                           20,967,792                2008
                           17,362,752                2010
                        -------------
                          $54,953,481
                        =============
LB Limited Maturity
 Bond Fund                   $560,023                2010
                        =============

To the extent that these Funds realize future net capital gains, taxable distributions will be reduced by any unused capital loss carryovers.

The tax character of distributions paid during the years ended October 31, 2002 and 2001 was as follows:

                                  Tax-Exempt Income               Ordinary Income      Long-Term Capital Gain
Fund                            2002             2001           2002           2001     2002            2001
-------------------------------------------------------------------------------------------------------------
LB Opportunity
 Growth Fund                      $--             $--            $--            $--      $--     $17,588,269
LB Mid Cap Growth Fund             --              --             --      6,171,462       --       8,001,462
LB World Growth Fund               --              --             --             --       --      10,944,476
LB Fund                            --              --      1,767,946        328,985       --      56,345,408
LB Value Fund                      --              --        117,200         64,849       --              --
LB High Yield Fund                 --              --     65,784,133     92,582,733       --              --
LB Income Fund                     --              --     33,159,926     42,431,940       --              --
LB Municipal Bond Fund     29,272,110      29,453,902             --             --       --              --
LB Limited Maturity Fund           --              --      3,806,873      2,223,405       --              --
LB Money Market Fund               --              --      7,760,153     29,298,342       --              --

At April 30, 2003, the gross unrealized appreciation and depreciation of investments were as follows:

                                                                                           Net Unrealized
                                   Federal          Unrealized          Unrealized          Appreciation
Fund                              Tax Cost         Appreciation        (Depreciation)      (Depreciation)
---------------------------------------------------------------------------------------------------------
LB Opportunity Growth Fund      $120,374,143        $10,282,225        $(16,650,404)        $(6,368,179)
LB Mid Cap Growth Fund           128,125,369         13,644,265         (15,888,288)         (2,244,023)
LB World Growth Fund              90,411,256          3,146,922         (21,896,799)        (18,749,877)
LB Growth Fund                    38,343,596          1,346,311          (6,268,058)         (4,921,747)
LB Fund                          888,746,969         38,915,280        (129,573,170)        (90,657,890)
LB Value Fund                     36,040,080            992,268          (3,074,126)         (2,081,858)
LB High Yield Fund               622,811,009         46,219,999         (92,681,452)        (46,461,453)
LB Income Fund                   725,786,091         29,355,825          (3,017,316)         26,338,509
LB Municipal Bond Fund           605,379,281         75,381,318             (48,196)         75,333,122
LB Limited Maturity Fund         111,555,047          2,547,501            (193,296)          2,354,205
LB Money Market Fund             599,730,842                 --                  --                  --

(5) SECURITY TRANSACTIONS

Purchases and Sales of Investment Securities -- For the six months ended April 30, 2003, the cost of purchases and the proceeds from sales of investment securities other than U.S. Government and short-term securities were as follows:

                                                In thousands
                                      ------------------------------
          Portfolio                   Purchases             Sales
--------------------------------------------------------------------
LB Opportunity Growth Fund             $94,040             $99,411
LB Mid Cap Growth Fund                  35,844              42,785
LB World Growth Fund                    95,509             102,018
LB Growth Fund                          16,088              17,952
LB Fund                                 29,678              83,050
LB Value Fund                           17,377              16,578
LB High Yield Fund                     239,828             244,884
LB Income Fund                         322,478             250,714
LB Municipal Bond Fund                      --                 260
LB Limited Maturity Bond Fund           37,759                 602

Purchases and sales of U.S. Government securities were:

                                                In thousands
                                      ------------------------------
                    Fund              Purchases             Sales
--------------------------------------------------------------------
LB High Yield Fund                      $2,748                 $--
LB Income Fund                         171,345             317,128
LB Municipal Bond Fund                  37,612               3,392
LB Limited Maturity Bond Fund           64,619              87,894

Investments in Restricted Securities -- The High Yield Fund owns restricted securities that were purchased in private placement transactions without registration under the Securities Act of 1933. Unless such securities subsequently become registered, they generally may be resold only in privately negotiated transactions with a limited number of purchasers. The aggregate value of restricted securities was $12,442,506 at April 30, 2003, which represented 2.11% of the net assets of the High Yield Fund. The Funds have no right to require registration of unregistered securities.

Investments in High Yielding Securities -- The High Yield Fund invests primarily in high yielding fixed income securities. The Income Fund may also invest in high-yielding securities. These securities will typically be in the lower rating categories or will be non-rated and generally will involve more risk than securities in the higher rating categories. Lower rated or unrated securities are more likely to react to developments affecting market risk and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates.

Investments in Options and Futures Contracts -- The movement in the price of the instrument underlying an option or futures contract may not correlate perfectly with the movement in the prices of the portfolio securities being hedged. A lack of correlation could render the Fund's hedging strategy unsuccessful and could result in a loss to the Fund. In the event that a liquid secondary market would not exist, the Fund could be prevented from entering into a closing transaction, which could result in additional losses to the Fund.

Open Option Contracts -- The number of contracts and premium amounts associated with call option contracts written during the six months ended April 30, 2003, were as follows:

                                                 Growth Fund
                                      ------------------------------
                                        Number of           Premium
                                        Contracts            Amount
--------------------------------------------------------------------
Balance at October 31, 2002                    --               $--
Opened                                        156            18,366
Closed                                       (123)          (16,279)
Expired                                       (33)           (2,087)
Exercised                                      --                --
                                      ------------     ------------
Balance at April 30, 2003                      --               $--
                                      ============     ============

                                                 Income Fund
                                      ------------------------------
                                        Number of           Premium
                                        Contracts            Amount
--------------------------------------------------------------------
Balance at October 31, 2002                   200          $116,900
Opened                                      1,100           608,377
Closed                                     (1,000)         (615,652)
Expired                                      (200)          (85,650)
Exercised                                      --                --
                                     ------------      ------------
Balance at April 30, 2003                     100           $23,975
                                     ============     ============

(6) SHARES OF BENEFICIAL INTEREST

The Master Trust Agreement permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest ($0.001 par value) of all of the Funds. Transactions in Fund shares were as follows:

                                                               LB Opportunity Growth Fund
                                ----------------------------------------------------------------------------------------
                                           Class A                       Class B                 Institutional Class
                                ----------------------------  ----------------------------  ----------------------------
Year Ended October 31, 2002         Shares         Amount         Shares         Amount         Shares          Amount
------------------------------- -------------  -------------  -------------  -------------  -------------  -------------
Sold                                1,143,074     $9,487,266        289,863     $2,349,268      1,971,666    $15,656,663
Redeemed                           (3,107,845)   (25,805,218)      (120,694)      (941,271)    (1,710,793)   (12,457,436)
                                -------------  -------------  -------------  -------------  -------------  -------------
Net Change                         (1,964,771)  $(16,317,952)       169,169     $1,407,997        260,873     $3,199,227
                                =============  =============  =============  =============  =============  =============
Six Months Ended April 30, 2003
-------------------------------
Sold                                  807,972     $5,173,979        181,661   $  1,119,036         39,315       $271,889
Redeemed                           (1,591,126)   (10,184,279)      (242,985)    (1,471,522)      (733,637)    (5,073,376)
                                -------------  -------------  -------------  -------------  -------------  -------------
Net Change                           (783,154)   $(5,010,300)       (61,324)     $(352,486)      (694,322)   $(4,801,487)
                                =============  =============  =============  =============  =============  =============

                                                                 LB Mid Cap Growth Fund
                                ----------------------------------------------------------------------------------------
                                           Class A                       Class B                 Institutional Class
                                ----------------------------  ----------------------------  ----------------------------
Year Ended October 31, 2002         Shares         Amount         Shares         Amount         Shares          Amount
------------------------------- -------------  -------------  -------------  -------------  -------------  -------------
Sold                                1,561,420    $17,961,210        789,446     $8,761,266        758,543     $9,206,934
Redeemed                           (1,920,657)   (21,514,764)      (258,645)    (2,692,153)      (133,332)    (1,498,055)
                                -------------  -------------  -------------  -------------  -------------  -------------
Net Change                           (359,237)   $(3,553,554)       530,801     $6,069,113        625,211     $7,708,879
                                =============  =============  =============  =============  =============  =============
Six Months Ended April 30, 2003
-------------------------------
Sold                                  842,596     $7,942,044        378,475     $3,442,819         72,206       $717,972
Redeemed                           (1,063,553)   (10,013,052)      (461,446)    (4,136,694)      (758,701)    (7,538,214)
                                -------------  -------------  -------------  -------------  -------------  -------------
Net Change                           (220,957)   $(2,071,008)       (82,971)     $(693,875)      (686,495)   $(6,820,242)
                                =============  =============  =============  =============  =============  =============

                                                                LB World Growth Fund
                                ----------------------------------------------------------------------------------------
                                           Class A                       Class B                 Institutional Class
                                ----------------------------  ----------------------------  ----------------------------
Year Ended October 31, 2002         Shares         Amount         Shares         Amount         Shares          Amount
------------------------------- -------------  -------------  -------------  -------------  -------------  -------------
Sold                                  881,301     $7,223,430        313,906     $2,499,123        824,129     $7,041,971
Redeemed                           (1,941,793)   (15,837,360)      (135,764)    (1,052,170)      (798,157)    (6,946,846)
                                -------------  -------------  -------------  -------------  -------------  -------------
Net Change                         (1,060,492)   $(8,613,930)       178,142     $1,446,953         25,972        $95,125
                                =============  =============  =============  =============  =============  =============
Six Months Ended April 30, 2003
-------------------------------
Sold                                  396,657     $2,693,811        148,183       $974,390      2,589,590    $17,929,382
Redeemed                             (776,835)    (5,263,189)      (203,825)    (1,320,265)    (2,971,764)   (21,016,240)
                                -------------  -------------  -------------  -------------  -------------  -------------
Net Change                           (380,178)   $(2,569,378)       (55,641)     $(345,875)      (382,174)   $(3,086,858)
                                =============  =============  =============  =============  =============  =============

                                                                     LB Growth Fund
                                ----------------------------------------------------------------------------------------
                                           Class A                       Class B                 Institutional Class
                                ----------------------------  ----------------------------  ----------------------------
Year Ended October 31, 2002         Shares         Amount         Shares         Amount         Shares          Amount
------------------------------- -------------  -------------  -------------  -------------  -------------  -------------
Sold                                  729,495    $7,891,533         318,820     $3,413,771        250,060     $2,962,293
Redeemed                             (496,234)   (5,359,668)        (65,455)      (667,553)       (29,595)      (304,071)
                                -------------  -------------  -------------  -------------  -------------  -------------
Net Change                            233,261    $2,531,865         253,365     $2,746,218        220,465     $2,658,222
                                =============  =============  =============  =============  =============  =============
Six Months Ended April 30, 2003
-------------------------------
Sold                                  283,100     $2,497,993        155,773     $1,342,730         24,964       $232,216
Redeemed                             (342,896)    (2,989,241)       (63,173)      (538,406)      (246,806)    (2,293,250)
                                -------------  -------------  -------------  -------------  -------------  -------------
Net Change                            (59,796)     $(491,248)        92,601       $804,324       (221,842)   $(2,061,034)
                                =============  =============  =============  =============  =============  =============

                                                                              LB Fund
                                       ----------------------------------------------------------------------------------------
                                                 Class A                       Class B                 Institutional Class
                                       ----------------------------  ----------------------------  ----------------------------
Year Ended October 31, 2002               Shares         Amount         Shares         Amount         Shares          Amount
-------------------------------------- -------------  -------------  -------------  -------------  -------------  -------------
Sold                                       2,624,881    $49,694,910        834,289    $15,397,334        854,637    $16,642,069
Dividends and distributions reinvested        71,211      1,481,965             --             --         12,498        260,340
Redeemed                                  (7,680,849)  (139,379,157)      (398,356)    (6,981,100)      (387,430)    (7,467,948)
                                       -------------  -------------  -------------  -------------  -------------  -------------
Net Change                                (4,984,757)  $(88,202,282)       435,933     $8,416,234        479,705     $9,434,461
                                       =============  =============  =============  =============  =============  =============
Six Months Ended April 30, 2003
--------------------------------------
Sold                                       1,362,820    $21,482,457        397,641     $6,115,910        195,081     $3,134,005
Dividends and distributions reinvested        38,439        600,264             --             --         11,719        183,050
Redeemed                                  (4,031,354)   (63,324,523)      (637,892)    (9,621,927)    (1,347,369)   (21,330,067)
                                       -------------  -------------  -------------  -------------  -------------  -------------
Net Change                                (2,630,095)  $(41,241,802)      (240,251)   $(3,506,017)    (1,140,569)  $(18,013,012)
                                       =============  =============  =============  =============  =============  =============

                                                                            LB Value Fund
                                       ----------------------------------------------------------------------------------------
                                                 Class A                       Class B                 Institutional Class
                                       ----------------------------  ----------------------------  ----------------------------
Year Ended October 31, 2002               Shares         Amount         Shares         Amount         Shares          Amount
-------------------------------------- -------------  -------------  -------------  -------------  -------------  -------------
Sold                                         927,027    $12,028,268        287,420     $3,734,431        146,380     $1,968,628
Dividends and distributions reinvested         5,116         70,635             --             --            804         11,159
Redeemed                                    (379,969)    (4,799,131)       (38,174)      (460,630)       (29,208)      (382,318)
                                       -------------  -------------  -------------  -------------  -------------  -------------
Net Change                                   552,174     $7,299,772        249,246     $3,273,801        117,976     $1,597,469
                                       =============  =============  =============  =============  =============  =============
Six Months Ended April 30, 2003
--------------------------------------
Sold                                         334,443     $3,518,517        139,663     $1,447,288         15,188       $166,369
Dividends and distributions reinvested         9,828        103,097             --             --          1,897         20,016
Redeemed                                    (329,942)    (3,443,678)       (47,902)      (492,789)      (150,571)    (1,645,945)
                                       -------------  -------------  -------------  -------------  -------------  -------------
Net Change                                    14,329       $177,936         91,761       $954,499       (133,486)   $(1,459,560)
                                       =============  =============  =============  =============  =============  =============

                                                                         LB High Yield Fund
                                       ----------------------------------------------------------------------------------------
                                                 Class A                       Class B                 Institutional Class
                                       ----------------------------  ----------------------------  ----------------------------
Year Ended October 31, 2002               Shares         Amount         Shares         Amount         Shares          Amount
-------------------------------------- -------------  -------------  -------------  -------------  -------------  -------------
Sold                                      12,248,244    $61,433,994      1,460,665     $7,286,915        752,407     $3,891,561
Dividends and distributions reinvested     8,601,251     41,850,043        589,931      2,859,046        178,798        872,111
Redeemed                                 (21,681,642)  (105,115,672)    (1,047,288)    (4,974,186)      (742,410)    (3,760,303)
                                       -------------  -------------  -------------  -------------  -------------  -------------
Net Change                                  (832,147)   $(1,831,635)     1,003,308     $5,171,775        188,795     $1,003,369
                                       =============  =============  =============  =============  =============  =============
Six Months Ended April 30, 2003
--------------------------------------
Sold                                       6,231,113    $28,304,342        606,007     $2,755,647         46,998       $208,934
Dividends and distributions reinvested     3,380,992     15,395,072        239,006      1,087,141         51,685        233,914
Redeemed                                 (12,409,299)   (56,195,701)    (1,468,773)    (6,671,253)      (825,758)    (3,670,337)
                                       -------------  -------------  -------------  -------------  -------------  -------------
Net Change                                (2,797,194)  $(12,496,287)      (623,760)   $(2,828,465)      (727,075)   $(3,227,489)
                                       =============  =============  =============  =============  =============  =============

                                                                          LB Income Fund
                                       ----------------------------------------------------------------------------------------
                                                 Class A                       Class B                 Institutional Class
                                       ----------------------------  ----------------------------  ----------------------------
Year Ended October 31, 2002               Shares         Amount         Shares         Amount         Shares          Amount
-------------------------------------- -------------  -------------  -------------  -------------  -------------  -------------
Sold                                       7,032,952    $59,620,370      1,144,275     $9,663,237        890,959     $7,565,209
Dividends and distributions reinvested     2,843,265     23,968,361        122,432      1,030,256        203,169      1,712,082
Redeemed                                  (9,854,228)   (83,389,911)      (366,002)    (3,087,254)      (763,781)    (6,473,271)
                                       -------------  -------------  -------------  -------------  -------------  -------------
Net Change                                    21,989       $198,820        900,705      $,606,239        330,347     $2,804,020
                                       =============  =============  =============  =============  =============  =============
Six Months Ended April 30, 2003
--------------------------------------
Sold                                       2,549,006    $21,676,095        411,987     $3,499,115        165,565     $1,400,393
Dividends and distributions reinvested     1,308,444     11,159,120         62,956        535,520         83,999        714,295
Redeemed                                  (6,292,491)   (53,534,886)      (494,214)    (4,202,671)    (2,201,066)   (18,687,625)
                                       -------------  -------------  -------------  -------------  -------------  -------------
Net Change                                (2,435,041)  $(20,699,671)       (19,271)     $(168,036)    (1,951,502)  $(16,572,937)
                                       =============  =============  =============  =============  =============  =============

                                                                        LB Municipal Bond Fund
                                       ----------------------------------------------------------------------------------------
                                                 Class A                       Class B                 Institutional Class
                                       ----------------------------  ----------------------------  ----------------------------
Year Ended October 31, 2002               Shares         Amount         Shares         Amount         Shares          Amount
-------------------------------------- -------------  -------------  -------------  -------------  -------------  -------------
Sold                                       7,573,858    $68,796,124        865,865     $7,834,781         89,496       $815,758
Dividends and distributions reinvested     2,445,461     22,080,482         69,643        627,831         12,783        115,511
Redeemed                                  (6,238,386)   (56,555,274)      (172,387)    (1,562,419)       (32,764)      (296,200)
                                       -------------  -------------  -------------  -------------  -------------  -------------
Net Change                                 3,780,933    $34,321,332        763,121     $6,900,193         69,515       $635,069
                                       =============  =============  =============  =============  =============  =============
Six Months Ended April 30, 2003
--------------------------------------
Sold                                       3,647,090   $33,381,661         413,290     $3,773,757          1,063        $10,227
Dividends and distributions reinvested     1,454,656    13,327,244          51,606        471,709          6,864         62,855
Redeemed                                  (3,676,752)  (33,669,043)       (268,537)    (2,454,532)       (76,709)      (702,522)
                                       -------------  -------------  -------------  -------------  -------------  -------------
Net Change                                 1,424,994   $13,039,862         196,359     $1,790,934        (68,782)     $(629,440)
                                       =============  =============  =============  =============  =============  =============

                                                                    LB Limited Maturity Bond Fund
                                       ----------------------------------------------------------------------------------------
                                                 Class A                       Class B                 Institutional Class
                                       ----------------------------  ----------------------------  ----------------------------
Year Ended October 31, 2002               Shares         Amount         Shares         Amount         Shares          Amount
-------------------------------------- -------------  -------------  -------------  -------------  -------------  -------------
Sold                                      4,215,237     $53,843,159         43,579       $555,868        252,951     $3,242,577
Dividends and distributions reinvested      186,032       2,370,061            961         12,256          9,327        118,761
Redeemed                                 (1,573,302)    (20,081,588)        (3,032)       (38,565)       (39,717)      (506,654)
                                       -------------  -------------  -------------  -------------  -------------  -------------
Net Change                                2,827,967     $36,131,632         41,508       $529,559        222,561     $2,854,684
                                       =============  =============  =============  =============  =============  =============

                                                                    LB Limited Maturity Bond Fund
                                       ----------------------------------------------------------------------------------------
                                                 Class A                       Class B                 Institutional Class
                                       ----------------------------  ----------------------------  ----------------------------
Six Months Ended April 30, 2003            Shares         Amount         Shares         Amount         Shares          Amount
-------------------------------------- -------------  -------------  -------------  -------------  -------------  -------------
Sold                                       2,117,396    $27,255,246         18,885       $243,289         19,955       $257,470
Dividends and distributions reinvested        81,121      1,047,636            762          9,848          3,269         42,145
Redeemed                                  (1,558,776)   (20,092,270)        (6,601)       (85,181)       (84,164)    (1,079,814)
                                       -------------  -------------  -------------  -------------  -------------  -------------
Net Change                                   639,741     $8,210,612         13,047       $167,956        (60,940)     $(780,199)
                                       =============  =============  =============  =============  =============  =============

                                                                        LB Money Market Fund
                                       ----------------------------------------------------------------------------------------
                                                 Class A                       Class B                 Institutional Class
                                       ----------------------------  ----------------------------  ----------------------------
Year Ended October 31, 2002               Shares         Amount         Shares         Amount         Shares          Amount
-------------------------------------- -------------  -------------  -------------  -------------  -------------  -------------
Sold                                     852,662,607   $852,662,607        989,131       $989,131     71,590,745    $71,590,745
Dividends and distributions reinvested     7,057,508      7,057,508         10,176         10,176        574,798        574,798
Redeemed                                (949,148,524)  (949,148,524)      (623,905)      (623,905)   (75,515,038)   (75,515,038)
                                       -------------  -------------  -------------  -------------  -------------  -------------
Net Change                               (89,428,409)  $(89,428,409)       375,402       $375,402     (3,349,495)   $(3,349,495)
                                       =============  =============  =============  =============  =============  =============
Six Months Ended April 30, 2003
--------------------------------------
Sold                                     334,147,425   $334,147,425        565,779       $565,779     13,093,436    $13,093,436
Dividends and distributions reinvested     1,608,969      1,608,969          3,710          3,710        177,166        177,166
Redeemed                                (393,195,701)  (393,195,701)      (557,031)      (557,031)   (14,102,328)   (14,102,328)
                                       -------------  -------------  -------------  -------------  -------------  -------------
Net Change                               (57,439,307)  $(57,439,307)        12,458        $12,458       (831,726)     $(831,726)
                                        =============  =============  =============  =============  =============  =============

(7) LINE OF CREDIT

Effective May 1, 2003 The Lutheran Brotherhood Family of Funds, along with the LB Series Fund, Inc., The AAL Mutual Funds, and the AAL Variable Product Series Fund, Inc., entered into an unsecured $75 million bank line of credit agreement with State Street Bank and Trust Company. Borrowings under the agreement would bear interest at the Federal Funds rate plus 0.50%. The Funds are allowed to borrow money for temporary or emergency purposes to fund shareholder redemptions.

(8) DISTRIBUTIONS BY CLASS

Distributions to shareholders, by class, for the year ended October 31, 2002, and the six months ended April 30, 2003, are as follows:

                                                                        Net Investment Income
                                       ----------------------------------------------------------------------------------------
                                                          2002                                          2003
                                       -------------------------------------------  -------------------------------------------
                                                                     Institutional                                Institutional
Fund                                      Class A        Class B         Class         Class A        Class B          Class
-------------------------------------- -------------  -------------  -------------  -------------  -------------  -------------
LB Fund                                   $1,499,328           $ --       $268,618       $612,117            $--       $118,008
Value Fund                                    74,685             --         42,515        108,377             --         52,946
High Yield Fund                           60,665,961      3,782,674      1,335,498     22,374,953      1,431,127        437,402
Income Fund                               30,003,364      1,137,584      2,018,978     13,924,902        593,530        864,657
Municipal Bond Fund                       28,436,555        707,941        127,614     16,593,850        512,088         73,206
Limited Maturity Bond Fund                 1,938,822        192,473        512,354      1,163,842         81,563        219,044
Money Market Fund                          7,156,028         10,442        593,683      1,635,208          3,981        179,010

                                                                         Net Realized Gains
                                       ----------------------------------------------------------------------------------------
                                                          2002                                          2003
                                       -------------------------------------------  -------------------------------------------
                                                                     Institutional                                Institutional
Fund                                      Class A        Class B         Class         Class A        Class B          Class
-------------------------------------- -------------  -------------  -------------  -------------  -------------  -------------
Municipal Bond Fund                              $--            $--            $--       $491,574        $17,651         $2,050
Limited Maturity Bond Fund                   821,818        101,942        239,464             --             --             --

The Lutheran Brotherhood Family of Funds
Financial Highlights

Lutheran Brotherhood Opportunity Growth Fund                                         Class A Shares
-------------------------------------------------------------------------------------------------------------------------------
                                                         Six Months
                                                              Ended        Year        Year        Year        Year        Year
                                                            4/30/03       Ended       Ended       Ended       Ended       Ended
 For a share outstanding throughout each period (a)      (unaudited) 10/31/2002  10/31/2001  10/31/2000  10/31/1999  10/31/1998
-------------------------------------------------------------------------------------------------------------------------------
                                                         ----------  ----------  ----------  ----------  ----------  ----------
Net Asset Value, Beginning of Period                          $6.61       $8.71      $14.30      $11.16       $9.33      $12.97
                                                         ----------  ----------  ----------  ----------  ----------  ----------
Income from Investment Operations
Net investment income/(loss)                                  (0.06)      (0.12)      (0.10)      (0.13)      (0.13)      (0.06)
Net realized and unrealized gain/(loss) on investments(b)      0.10       (1.98)      (4.57)       3.27        1.96       (3.14)
                                                         ----------  ----------  ----------  ----------  ----------  ----------
Total from Investment Operations                               0.04       (2.10)      (4.67)       3.14        1.83       (3.20)
                                                         ----------  ----------  ----------  ----------  ----------  ----------

Less Distributions from
Net realized gains on investments                                --          --       (0.92)         --          --       (0.44)
                                                         ----------  ----------  ----------  ----------  ----------  ----------
Net Asset Value, End of period                                $6.65       $6.61       $8.71      $14.30      $11.16       $9.33
                                                         ----------  ----------  ----------  ----------  ----------  ----------

Total return(c)                                                0.45%     (24.00)%    (34.40)%     28.32%      19.61%     (25.18)%
Net assets, end of period (in millions)                      $104.3      $108.8      $160.5      $253.2      $206.0      $205.7
Ratio of expenses to average net assets(d)                     2.18%       1.84%       1.59%       1.36%       1.50%       1.40%
Ratio of net investment loss to average net assets(d)         (1.87)%     (1.38)%     (0.93)%     (0.88)%     (1.19)%     (0.51)%
Portfolio turnover rate                                          86%        117%        126%        143%         49%        155%

If the adviser had not reimbursed expenses and the Fund
had not received credits for fees paid indirectly the
ratios would have been:
Ratio of expenses to average net assets(d)                     2.18%       1.84%       1.59%       1.36%       1.50%       1.40%
Ratio of net investment loss to average net assets(d)         (1.87)%     (1.38)%     (0.93)%     (0.88)%     (1.19)%     (0.51)%

Lutheran Brotherhood Opportunity Growth Fund - continued                               Class B Shares
-------------------------------------------------------------------------------------------------------------------------------
                                                         Six Months
                                                              Ended        Year        Year        Year        Year        Year
                                                            4/30/03       Ended       Ended       Ended       Ended       Ended
 For a share outstanding throughout each period (a)      (unaudited) 10/31/2002  10/31/2001  10/31/2000  10/31/1999  10/31/1998
-------------------------------------------------------------------------------------------------------------------------------
                                                         ----------  ----------  ----------  ----------  ----------  ----------
Net Asset Value, Beginning of Period                          $6.37       $8.45      $13.99      $11.00       $9.27      $12.97
                                                         ----------  ----------  ----------  ----------  ----------  ----------

Income from Investment Operations
Net investment income/(loss)                                  (0.08)      (0.11)      (0.07)      (0.14)      (0.20)      (0.08)
Net realized and unrealized gain/(loss) on investments(b)      0.09       (1.97)      (4.55)       3.13        1.93       (3.18)
                                                         ----------  ----------  ----------  ----------  ----------  ----------
Total from Investment Operations                               0.01       (2.08)      (4.62)       2.99        1.73       (3.26)
                                                         ----------  ----------  ----------  ----------  ----------  ----------

Less Distributions from
Net realized gains on investments                                --          --       (0.92)         --          --       (0.44)
                                                         ----------  ----------  ----------  ----------  ----------  ----------
Net Asset Value, End of period                                $6.38       $6.37       $8.45      $13.99      $11.00       $9.27
                                                         ----------  ----------  ----------  ----------  ----------  ----------

Total return(c)                                                0.16%     (24.62)%    (34.84)%     27.36%      18.66%     (25.66)%
Net assets, end of period (in millions)                        $9.5        $9.8       $11.6       $14.8        $8.5        $4.2
Ratio of expenses to average net assets(d)                     2.93%       2.59%       2.34%       2.11%       2.25%       2.15%
Ratio of net investment loss to average net assets(d)         (2.62)%     (2.13)%     (1.68)%     (1.63)%     (1.94)%     (1.26)%
Portfolio turnover rate                                          86%        117%        126%        143%         49%        155%

If the adviser had not reimbursed expenses and the Fund
had not received credits for fees paid indirectly the
ratios would have been:
Ratio of expenses to average net assets(d)                     2.93%       2.59%       2.34%       2.11%       2.25%       2.15%
Ratio of net investment loss to average net assets(d)         (2.62)%     (2.13)%     (1.68)%     (1.63)%     (1.94)%     (1.26)%

Lutheran Brotherhood Opportunity Growth Fund - continued                     Institutional Class Shares
-------------------------------------------------------------------------------------------------------------------------------
                                                         Six Months
                                                              Ended        Year        Year        Year        Year        Year
                                                            4/30/03       Ended       Ended       Ended       Ended       Ended
 For a share outstanding throughout each period (a)      (unaudited) 10/31/2002  10/31/2001  10/31/2000  10/31/1999  10/31/1998
-------------------------------------------------------------------------------------------------------------------------------
                                                         ----------  ----------  ----------  ----------  ----------  ----------
Net Asset Value, Beginning of Period                          $6.80       $8.88      $14.45      $11.21       $9.35      $12.97
                                                         ----------  ----------  ----------  ----------  ----------  ----------

Income from Investment Operations
Net investment income/(loss)                                  (0.11)       0.04       (0.12)      (0.03)      (0.14)      (0.03)
Net realized and unrealized gain/(loss) on investments(b)      0.20       (2.12)      (4.53)       3.27        2.00       (3.15)
                                                         ----------  ----------  ----------  ----------  ----------  ----------
Total from Investment Operations                               0.09       (2.08)      (4.65)       3.24        1.86       (3.18)
                                                         ----------  ----------  ----------  ----------  ----------  ----------

Less Distributions from
Net realized gains on investments                                --          --       (0.92)         --          --       (0.44)
                                                         ----------  ----------  ----------  ----------  ----------  ----------
Net Asset Value, End of period                                $6.89       $6.80       $8.88      $14.45      $11.21       $9.35
                                                         ----------  ----------  ----------  ----------  ----------  ----------

Total return(c)                                                1.32%     (23.42)%    (33.87)%     29.08%      19.89%     (25.02)%
Net assets, end of period (in millions)                        $0.5        $5.2        $4.5       $12.1        $8.8        $5.4
Ratio of expenses to average net assets(d)                     1.01%       0.94%       0.88%       0.80%       1.25%       1.15%
Ratio of net investment loss to average net assets(d)         (0.70)%     (0.49)%     (0.22)%     (0.32)%     (0.94)%     (0.26)%
Portfolio turnover rate                                          86%        117%        126%        143%         49%        155%

If the adviser had not reimbursed expenses and the Fund
had not received credits for fees paid indirectly the
ratios would have been:
Ratio of expenses to average net assets(d)                     1.04%       0.94%       0.88%       0.80%       1.25%       1.15%
Ratio of net investment loss to average net assets(d)         (0.73)%     (0.49)%     (0.22)%     (0.32)%     (0.94)%     (0.26)%

Lutheran Brotherhood Mid Cap Growth Fund                                             Class A Shares
-------------------------------------------------------------------------------------------------------------------------------
                                                         Six Months
                                                              Ended        Year        Year        Year        Year        Year
                                                            4/30/03       Ended       Ended       Ended       Ended       Ended
  For a share outstanding throughout each period (a)     (unaudited) 10/31/2002  10/31/2001  10/31/2000  10/31/1999  10/31/1998
-------------------------------------------------------------------------------------------------------------------------------
                                                         ----------  ----------  ----------  ----------  ----------  ----------
Net Asset Value, Beginning of Period                          $9.50      $11.43      $18.29      $12.93       $9.19      $10.33
                                                         ----------  ----------  ----------  ----------  ----------  ----------

Income from Investment Operations
Net investment income/(loss)                                  (0.08)      (0.13)      (0.11)      (0.15)      (0.13)       0.36
Net realized and unrealized gain/(loss) on investments(b)      0.52       (1.80)      (5.40)       5.98        3.87       (0.89)
                                                         ----------  ----------  ----------  ----------  ----------  ----------
Total from Investment Operations                               0.44       (1.93)      (5.51)       5.83        3.74       (0.53)
                                                         ----------  ----------  ----------  ----------  ----------  ----------

Less Distributions from
Net investment income                                            --          --          --          --          --       (0.37)
Net realized gains on investments                                --          --       (1.35)      (0.47)         --       (0.24)
                                                         ----------  ----------  ----------  ----------  ----------  ----------
Total Distributions                                              --          --       (1.35)      (0.47)         --       (0.61)
                                                         ----------  ----------  ----------  ----------  ----------  ----------
Net Asset Value, End of period                                $9.94       $9.50      $11.43      $18.29      $12.93       $9.19
                                                         ----------  ----------  ----------  ----------  ----------  ----------

Total return(c)                                                4.52%     (16.80)%    (32.17)%     46.26%      40.70%      (5.28)%
Net assets, end of period (in millions)                       $87.9       $86.2      $107.7      $140.7       $59.2       $31.9
Ratio of expenses to average net assets(d)                     2.04%       1.54%       1.41%       1.56%       1.95%       1.95%
Ratio of net investment income/(loss) to average net
assets(d)                                                     (1.65)%     (1.17)%     (0.73)%     (0.87)%     (1.34)%      1.93%
Portfolio turnover rate                                          30%         55%        137%        118%        145%        436%

If the adviser had not reimbursed expenses and the Fund
had not received credits for fees paid indirectly the
ratios would have been:
Ratio of expenses to average net assets(d)                     2.16%       1.89%       1.69%       1.56%       2.07%       2.22%
Ratio of net investment income/(loss) to average net
assets(d)                                                     (1.77)%     (1.52)%     (1.01)%     (0.87)%     (1.46)%      1.66%

Lutheran Brotherhood Mid Cap Growth Fund  - continued                                  Class B Shares
-------------------------------------------------------------------------------------------------------------------------------
                                                         Six Months
                                                              Ended        Year        Year        Year        Year        Year
                                                            4/30/03       Ended       Ended       Ended       Ended       Ended
  For a share outstanding throughout each period (a)     (unaudited) 10/31/2002  10/31/2001  10/31/2000  10/31/1999  10/31/1998
-------------------------------------------------------------------------------------------------------------------------------
                                                         ----------  ----------  ----------  ----------  ----------  ----------
Net Asset Value, Beginning of Period                          $9.13      $11.06      $17.87      $12.74       $9.12      $10.33
                                                         ----------  ----------  ----------  ----------  ----------  ----------

Income from Investment Operations
Net investment income/(loss)                                   0.11       (0.13)      (0.07)      (0.14)      (0.19)       0.30
Net realized and unrealized gain/(loss) on investments(b)      0.49       (1.80)      (5.39)       5.74        3.81       (0.90)
                                                         ----------  ----------  ----------  ----------  ----------  ----------
Total from Investment Operations                               0.38       (1.93)      (5.46)       5.60        3.62       (0.60)
                                                         ----------  ----------  ----------  ----------  ----------  ----------

Less Distributions from
Net investment income                                            --          --          --          --          --       (0.37)
Net realized gains on investments                                --          --       (1.35)      (0.47)         --       (0.24)
                                                         ----------  ----------  ----------  ----------  ----------  ----------
Total Distributions                                              --          --       (1.35)      (0.47)         --       (0.61)
                                                         ----------  ----------  ----------  ----------  ----------  ----------
Net Asset Value, End of period                                $9.51       $9.13      $11.06      $17.87      $12.74       $9.12
                                                         ----------  ----------  ----------  ----------  ----------  ----------

Total return(c)                                                4.16%     (17.45)%    (32.68)%     45.11%      39.69%      (6.00)%
Net assets, end of period (in millions)                       $31.6       $31.1       $31.8       $36.4       $15.8        $6.4
Ratio of expenses to average net assets(d)                     2.80%       2.29%       2.16%       2.31%       2.70%       2.70%
Ratio of net investment income/(loss) to average net
assets(d)                                                     (2.41)%     (1.92)%     (1.48)%     (1.62)%     (2.09)%      1.18%
Portfolio turnover rate                                          30%         55%        137%        118%        145%        436%

If the adviser had not reimbursed expenses and the Fund
had not received credits for fees paid indirectly the
ratios would have been:
Ratio of expenses to average net assets(d)                     2.92%       2.64%       2.44%       2.31%       2.82%       2.97%
Ratio of net investment income/(loss) to average net
assets(d)                                                     (2.53)%     (2.27)%     (1.76)%     (1.62)%     (2.21)%      0.91%

Lutheran Brotherhood Mid Cap Growth Fund  - continued                           Institutional Class Shares
-------------------------------------------------------------------------------------------------------------------------------
                                                         Six Months
                                                              Ended        Year        Year        Year        Year        Year
                                                            4/30/03       Ended       Ended       Ended       Ended       Ended
 For a share outstanding throughout each period (a)      (unaudited) 10/31/2002  10/31/2001  10/31/2000  10/31/1999  10/31/1998
-------------------------------------------------------------------------------------------------------------------------------
                                                         ----------  ----------  ----------  ----------  ----------  ----------
Net Asset Value, Beginning of Period                          $9.79      $11.66      $18.49      $12.99       $9.21      $10.33
                                                         ----------  ----------  ----------  ----------  ----------  ----------

Income from Investment Operations
Net investment income/(loss)                                  (0.01)      (0.01)       0.04        0.03       (0.14)       0.39
Net realized and unrealized gain/(loss) on investments(b)      0.52       (1.86)      (5.52)       5.94        3.92       (0.90)
                                                         ----------  ----------  ----------  ----------  ----------  ----------
Total from Investment Operations                               0.51       (1.87)      (5.48)       5.97        3.78       (0.51)
                                                         ----------  ----------  ----------  ----------  ----------  ----------

Less Distributions from
Net investment income                                            --          --          --          --          --       (0.37)
Net realized gains on investments                                --          --       (1.35)      (0.47)         --       (0.24)
                                                         ----------  ----------  ----------  ----------  ----------  ----------
Total Distributions                                              --          --       (1.35)      (0.47)         --       (0.61)
                                                         ----------  ----------  ----------  ----------  ----------  ----------
Net Asset Value, End of period                               $10.30       $9.79      $11.66      $18.49      $12.99       $9.21
                                                         ----------  ----------  ----------  ----------  ----------  ----------

Total return(c)                                                5.21%     (16.04)%    (31.62)%     47.15%      41.04%      (5.06)%
Net assets, end of period (in millions)                        $6.2       $12.6        $7.7        $4.4        $1.2        $0.7
Ratio of expenses to average net assets(d)                     0.74%       0.58%       0.64%       0.93%       1.70%       1.70%
Ratio of net investment income/(loss) to average net
assets(d)                                                     (0.35)%     (0.21)%      0.04%      (0.23)%     (1.09)%      2.18%
Portfolio turnover rate                                          30%         55%        137%        118%        145%        436%

If the adviser had not reimbursed expenses and the Fund
had not received credits for fees paid indirectly the
ratios would have been:
Ratio of expenses to average net assets(d)                     0.99%       0.93%       0.92%       0.93%       1.82%       1.97%
Ratio of net investment income/(loss) to average net
assets(d)                                                     (0.60)%     (0.56)%     (0.24)%     (0.23)%     (1.21)%      1.91%

(a)    All per share amounts have been rounded to the nearest cent.

(b)    The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.

(c)    Total investment return assumes dividend reinvestment and does not reflect any deduction for sales charges. Not annualized for periods less than one year.

(d)    Computed on an annualized basis for periods less than one year.

The accompanying notes to the financial statements are an integral part of this schedule.

The Lutheran Brotherhood Family of Funds
Financial Highlights - continued

Lutheran Brotherhood World Growth Fund                                                  Class A Shares
-------------------------------------------------------------------------------------------------------------------------------
                                                         Six Months
                                                              Ended        Year        Year        Year        Year        Year
                                                            4/30/03       Ended       Ended       Ended       Ended       Ended
 For a share outstanding throughout each period (a)      (unaudited) 10/31/2002  10/31/2001  10/31/2000  10/31/1999  10/31/1998
-------------------------------------------------------------------------------------------------------------------------------
                                                         ----------  ----------  ----------  ----------  ----------  ----------
Net Asset Value, Beginning of Period                          $7.01       $8.20      $12.38      $12.55      $10.58      $10.09
                                                         ----------  ----------  ----------  ----------  ----------  ----------

Income from Investment Operations
Net investment income/(loss)                                  (0.02)      (0.03)      (0.04)      (0.08)      (0.01)         --
Net realized and unrealized gain/(loss) on investments(b)      0.03       (1.16)      (3.14)       0.30        2.05        0.67
                                                         ----------  ----------  ----------  ----------  ----------  ----------
Total from Investment Operations                               0.01       (1.19)      (3.18)       0.22        2.04        0.67
                                                         ----------  ----------  ----------  ----------  ----------  ----------

Less Distributions from
Net investment income                                            --          --          --          --       (0.07)      (0.04)
Net realized gains on investments                                --          --       (1.00)      (0.39)         --       (0.14)
                                                         ----------  ----------  ----------  ----------  ----------  ----------
Total Distributions                                              --          --       (1.00)      (0.39)      (0.07)      (0.18)
                                                         ----------  ----------  ----------  ----------  ----------  ----------
Net Asset Value, End of period                                 7.02        7.01        8.20       12.38       12.55       10.58
                                                         ----------  ----------  ----------  ----------  ----------  ----------

Total return(c)                                                0.14%     (14.51)%    (27.80)%      1.78%      19.21%       6.80%
Net assets, end of period (in millions)                       $52.1       $54.6       $72.6      $102.4       $87.6       $73.1
Ratio of expenses to average net assets(d)                     2.67%       2.15%       1.93%       1.84%       1.88%       1.86%
Ratio of net investment income/(loss) to average net
assets(d)                                                      0.01%      (0.39)%     (0.38)%     (0.56)%     (0.08)%      0.06%
Portfolio turnover rate                                         127%         22%         30%         40%         18%         20%

If the adviser had not reimbursed expenses and the Fund
had not received credits for fees paid indirectly the
ratios would have been:
Ratio of expenses to average net assets(d)                     2.72%       2.38%       2.13%
Ratio of net investment income/(loss) to average net
assets(d)                                                      0.01%      (0.62)%     (0.58)%

Lutheran Brotherhood World Growth Fund - continued                                     Class B Shares
-------------------------------------------------------------------------------------------------------------------------------
                                                         Six Months
                                                              Ended        Year        Year        Year        Year        Year
                                                            4/30/03       Ended       Ended       Ended       Ended       Ended
 For a share outstanding throughout each period (a)      (unaudited) 10/31/2002  10/31/2001  10/31/2000  10/31/1999  10/31/1998
-------------------------------------------------------------------------------------------------------------------------------
                                                         ----------  ----------  ----------  ----------  ----------  ----------
Net Asset Value, Beginning of Period                          $6.75       $7.96      $12.13      $12.39      $10.51      $10.09
                                                         ----------  ----------  ----------  ----------  ----------  ----------

Income from Investment Operations
Net investment income/(loss)                                  (0.04)      (0.05)      (0.05)      (0.10)      (0.03)       0.01
Net realized and unrealized gain/(loss) on investments(b)      0.03       (1.16)      (3.12)       0.23        1.97        0.59
                                                         ----------  ----------  ----------  ----------  ----------  ----------
Total from Investment Operations                              (0.01)      (1.21)      (3.17)       0.13        1.94        0.60
                                                         ----------  ----------  ----------  ----------  ----------  ----------

Less Distributions from
Net investment income                                            --          --          --          --       (0.06)      (0.04)
Net realized gains on investments                                --          --       (1.00)      (0.39)         --       (0.14)
                                                         ----------  ----------  ----------  ----------  ----------  ----------
Total Distributions                                              --          --       (1.00)      (0.39)      (0.06)      (0.18)
                                                         ----------  ----------  ----------  ----------  ----------  ----------
Net Asset Value, End of period                                 6.74        6.75        7.96       12.13       12.39       10.51
                                                         ----------  ----------  ----------  ----------  ----------  ----------

Total return(c)                                               (0.15)%    (15.20)%    (28.27)%      0.97%      18.28%       6.10%
Net assets, end of period (in millions)                        $9.9       $10.3       $10.8       $12.6        $8.1        $3.5
Ratio of expenses to average net assets(d)                     3.42%       2.90%       2.68%       2.59%       2.63%       2.61%
Ratio of net investment income/(loss) to average net
assets(d)                                                     (0.69)%     (1.14)%     (1.13)%     (1.31)%     (0.83)%     (0.69)%
Portfolio turnover rate                                         127%         22%         30%         40%         18%         20%

If the adviser had not reimbursed expenses and the Fund
had not received credits for fees paid indirectly the
ratios would have been:
Ratio of expenses to average net assets(d)                     3.47%       3.23%       2.88%
Ratio of net investment income/(loss) to average net
assets(d)                                                     (0.74)%     (1.37)%     (1.33)%

Lutheran Brotherhood World Growth Fund - continued                                Institutional Class Shares
-------------------------------------------------------------------------------------------------------------------------------
                                                         Six Months
                                                              Ended        Year        Year        Year        Year        Year
                                                            4/30/03       Ended       Ended       Ended       Ended       Ended
  For a share outstanding throughout each period (a)     (unaudited) 10/31/2002  10/31/2001  10/31/2000  10/31/1999  10/31/1998
-------------------------------------------------------------------------------------------------------------------------------
                                                         ----------  ----------  ----------  ----------  ----------  ----------
Net Asset Value, Beginning of Period                          $7.21       $8.36      $12.50      $12.59      $10.61      $10.09
                                                         ----------  ----------  ----------  ----------  ----------  ----------

Income from Investment Operations
Net investment income/(loss)                                   0.03        0.05        0.06        0.02        0.03        0.04
Net realized and unrealized gain/(loss) on investments(b)      0.04       (1.20)      (3.20)       0.28        2.05        0.66
                                                         ----------  ----------  ----------  ----------  ----------  ----------
Total from Investment Operations                               0.07       (1.15)      (3.14)       0.30        2.08        0.70
                                                         ----------  ----------  ----------  ----------  ----------  ----------

Less Distributions from
Net investment income                                            --          --          --          --       (0.10)      (0.04)
Net realized gains on investments                                --          --       (1.00)      (0.39)         --       (0.14)
                                                         ----------  ----------  ----------  ----------  ----------  ----------
Total Distributions                                              --          --       (1.00)      (0.39)      (0.10)      (0.18)
                                                         ----------  ----------  ----------  ----------  ----------  ----------
Net Asset Value, End of period                                 7.28        7.21        8.36       12.50       12.59       10.61
                                                         ----------  ----------  ----------  ----------  ----------  ----------

Total return(c)                                                0.97%     (13.76)%    (27.16)%      2.43%      19.42%       7.20%
Net assets, end of period (in millions)                       $10.5       $13.2       $15.1       $15.8       $14.1       $10.4
Ratio of expenses to average net assets(d)                     1.33%       1.16%       1.12%       1.22%       1.63%       1.61%
Ratio of net investment income/(loss) to average net
assets(d)                                                      1.39%       0.60%       0.43%       0.07%       0.17%       0.31%
Portfolio turnover rate                                         127%         22%         30%         40%         18%         20%

If the adviser had not reimbursed expenses and the Fund
had not received credits for fees paid indirectly the
ratios would have been:
Ratio of expenses to average net assets(d)                     1.48%       1.39%       1.32%
Ratio of net investment income/(loss) to average net
assets(d)                                                      1.24%       0.37%       0.23%

Lutheran Brotherhood Growth Fund                                            Class A Shares
-------------------------------------------------------------------------------------------------------
                                                         Six Months
                                                              Ended        Year        Year        Year
                                                            4/30/03       Ended       Ended       Ended
  For a share outstanding throughout each period (a)     (unaudited) 10/31/2002  10/31/2001  10/31/2000(e)
-------------------------------------------------------------------------------------------------------
                                                         ----------  ----------  ----------  ----------
Net Asset Value, Beginning of Period                          $8.94      $11.35      $18.61      $16.50
                                                         ----------  ----------  ----------  ----------

Income from Investment Operations
Net investment income/(loss)                                  (0.03)         --       (0.07)      (0.06)
Net realized and unrealized gain/(loss) on investments(b)      0.32       (2.41)      (7.19)       2.17
                                                         ----------  ----------  ----------  ----------
Total from Investment Operations                               0.29       (2.41)      (7.26)       2.11
                                                         ----------  ----------  ----------  ----------
Net Asset Value, End of period                                $9.23       $8.94      $11.35      $18.61
                                                         ----------  ----------  ----------  ----------

Total return(c)                                                3.24%     (21.23)%    (39.01)%     12.79%
Net assets, end of period (in millions)                       $21.7       $21.6       $24.8       $27.7
Ratio of expenses to average net assets(d)                     1.76%       1.89%       1.47%       1.30%
Ratio of net investment income/(loss) to average net
assets(d)                                                     (0.73)%     (1.02)%     (0.54)%     (0.55)%
Portfolio turnover rate                                          50%         59%         14%         17%

If the adviser had not reimbursed expenses and the Fund
had not received credits for fees paid indirectly the
ratios would have been:
Ratio of expenses to average net assets(d)                     2.80%       2.54%       2.11%       1.93%
Ratio of net investment loss to average net assets(d)         (1.77)%     (1.67)%     (1.18)%     (1.18)%

Lutheran Brotherhood Growth Fund - continued                             Class B Shares
-------------------------------------------------------------------------------------------------------
                                                         Six Months
                                                              Ended        Year        Year        Year
                                                            4/30/03       Ended       Ended       Ended
 For a share outstanding throughout each period (a)      (unaudited) 10/31/2002  10/31/2001  10/31/2000(e)
-------------------------------------------------------------------------------------------------------
                                                         ----------  ----------  ----------  ----------
Net Asset Value, Beginning of Period                          $8.74      $11.18      $18.47      $16.50
                                                         ----------  ----------  ----------  ----------

Income from Investment Operations
Net investment income/(loss)                                  (0.06)      (0.10)      (0.08)      (0.15)
Net realized and unrealized gain/(loss) on investments(b)      0.31       (2.34)      (7.21)       2.12
                                                         ----------  ----------  ----------  ----------
Total from Investment Operations                               0.25       (2.44)      (7.29)       1.97
                                                         ----------  ----------  ----------  ----------
Net Asset Value, End of period                                $8.99       $8.74      $11.18      $18.47
                                                         ----------  ----------  ----------  ----------

Total return(c)                                                2.86%     (21.82)%    (39.47)%     11.94%
Net assets, end of period (in millions)                        $9.0        $7.9        $7.3        $6.8
Ratio of expenses to average net assets(d)                     2.47%       2.64%       2.22%       2.05%
Ratio of net investment income/(loss) to average net
assets(d)                                                     (1.44)%     (1.77)%     (1.29)%     (1.30%)
Portfolio turnover rate                                          50%         59%         14%         17%

If the adviser had not reimbursed expenses and the Fund
had not received credits for fees paid indirectly the
ratios would have been:
Ratio of expenses to average net assets(d)                     3.52%       3.29%       2.86%       2.68%
Ratio of net investment loss to average net assets(d)         (2.49)%     (2.42)%     (1.93)%     (1.93)%

Lutheran Brotherhood Growth Fund - continued                         Institutional Class Shares
-------------------------------------------------------------------------------------------------------
                                                         Six Months
                                                              Ended        Year        Year        Year
                                                            4/30/03       Ended       Ended       Ended
 For a share outstanding throughout each period (a)      (unaudited) 10/31/2002  10/31/2001  10/31/2000(e)
-------------------------------------------------------------------------------------------------------
                                                         ----------  ----------  ----------  ----------
Net Asset Value, Beginning of Period                          $9.22      $11.55      $18.75      $16.50
                                                         ----------  ----------  ----------  ----------

Income from Investment Operations
Net investment income/(loss)                                   0.05       (0.02)       0.06        0.04
Net realized and unrealized gain/(loss) on investments(b)      0.32       (2.31)      (7.26)       2.21
                                                         ----------  ----------  ----------  ----------
Total from Investment Operations                               0.37       (2.33)      (7.20)       2.25
                                                         ----------  ----------  ----------  ----------
Net Asset Value, End of period                                $9.59       $9.22      $11.55      $18.75
                                                         ----------  ----------  ----------  ----------

Total return(c)                                                4.01%     (20.17)%    (38.40)%     13.64%
Net assets, end of period (in millions)                        $2.7        $4.6        $3.2        $4.9
Ratio of expenses to average net assets(d)                     0.26%       0.62%       0.46%       0.56%
Ratio of net investment income/(loss) to average net
assets(d)                                                      0.77%       0.24%       0.47%       0.19%
Portfolio turnover rate                                          50%         59%         14%         17%

If the adviser had not reimbursed expenses and the Fund
had not received credits for fees paid indirectly the
ratios would have been:
Ratio of expenses to average net assets(d)                     1.30%       1.27%       1.10%       1.19%
Ratio of net investment loss to average net assets(d)         (0.27)%     (0.41)%     (0.17)%     (0.44)%

(a)    All per share amounts have been rounded to the nearest cent.

(b)    The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.

(c)    Total investment return assumes dividend reinvestment and does not reflect any deduction for sales charges. Not annualized for periods less than one year.

(d)    Computed on an annualized basis for periods less than one year.

(e)    Since Fund inception, October 29, 1999.

The accompanying notes to the financial statements are an integral part of this schedule.

The Lutheran Brotherhood Family of Funds
Financial Highlights - continued

Lutheran Brotherhood Fund                                                              Class A Shares
-------------------------------------------------------------------------------------------------------------------------------
                                                         Six Months
                                                              Ended        Year        Year        Year        Year        Year
                                                            4/30/03       Ended       Ended       Ended       Ended       Ended
For a share outstanding throughout each period (a)       (unaudited) 10/31/2002  10/31/2001  10/31/2000  10/31/1999  10/31/1998
-------------------------------------------------------------------------------------------------------------------------------
                                                         ----------  ----------  ----------  ----------  ----------  ----------
Net Asset Value, Beginning of Period                         $15.91      $19.31      $28.30      $31.22      $27.94      $26.98
                                                         ----------  ----------  ----------  ----------  ----------  ----------

Income from Investment Operations
Net investment income/(loss)                                   0.01        0.03        0.04        0.04        0.07        0.13
Net realized and unrealized gain/(loss) on investments(b)      0.63       (3.40)      (8.01)       1.52        6.42        3.57
                                                         ----------  ----------  ----------  ----------  ----------  ----------
Total from Investment Operations                               0.64       (3.37)      (7.97)       1.56        6.49        3.70
                                                         ----------  ----------  ----------  ----------  ----------  ----------

Less Distributions from
Net investment income                                         (0.01)      (0.03)      (0.01)      (0.04)      (0.08)      (0.12)
Net realized gains on investments                                --          --       (1.01)      (4.44)      (3.13)      (2.62)
                                                         ----------  ----------  ----------  ----------  ----------  ----------
Total Distributions                                           (0.01)      (0.03)      (1.02)      (4.48)      (3.21)      (2.74)
                                                         ----------  ----------  ----------  ----------  ----------  ----------
Net Asset Value, End of period                               $16.54      $15.91      $19.31      $28.30      $31.22      $27.94
                                                         ----------  ----------  ----------  ----------  ----------  ----------

Total return(c)                                                4.05%     (17.49)%    (29.07)%      5.07%      25.60%      15.07%
Net assets, end of period (in millions)                      $710.3      $724.8      $976.1    $1,447.7    $1,424.4    $1,120.5
Ratio of expenses to average net assets(d)                     1.18%       1.09%       0.96%       0.83%       0.85%       0.86%
Ratio of net investment income/(loss) to average net
assets(d)                                                      0.09%       0.13%       0.16%       0.16%       0.24%       0.47%
Portfolio turnover rate                                           4%         61%         21%         47%         57%         57%

If the adviser had not reimbursed expenses and the Fund
had not received credits for fees paid indirectly the
ratios would have been:
Ratio of expenses to average net assets(d)                     1.18%       1.09%       0.97%       0.88%       0.90%       0.91%
Ratio of net investment income/(loss) to average net
assets(d)                                                      0.09%       0.13%       0.15%       0.11%       0.19%       0.42%

Lutheran Brotherhood Fund - continued                                                 Class B Shares
-------------------------------------------------------------------------------------------------------------------------------
                                                         Six Months
                                                              Ended        Year        Year        Year        Year        Year
                                                            4/30/03       Ended       Ended       Ended       Ended       Ended
  For a share outstanding throughout each period (a)     (unaudited) 10/31/2002  10/31/2001  10/31/2000  10/31/1999  10/31/1998
-------------------------------------------------------------------------------------------------------------------------------
                                                         ----------  ----------  ----------  ----------  ----------  ----------
Net Asset Value, Beginning of Period                         $15.42      $18.83      $27.83      $30.93      $27.83      $26.98
                                                         ----------  ----------  ----------  ----------  ----------  ----------

Income from Investment Operations
Net investment income/(loss)                                  (0.05)      (0.07)      (0.08)      (0.10)      (0.10)      (0.01)
Net realized and unrealized gain/(loss) on investments(b)      0.62       (3.34)      (7.91)       1.44        6.33        3.51
                                                         ----------  ----------  ----------  ----------  ----------  ----------
Total from Investment Operations                               0.57       (3.41)      (7.99)       1.34        6.23        3.50
                                                         ----------  ----------  ----------  ----------  ----------  ----------

Less Distributions from
Net investment income                                            --          --          --          --          --       (0.03)
Net realized gains on investments                                --          --       (1.01)      (4.44)      (3.13)      (2.62)
                                                         ----------  ----------  ----------  ----------  ----------  ----------
Total Distributions                                              --          --       (1.01)      (4.44)      (3.13)      (2.65)
                                                         ----------  ----------  ----------  ----------  ----------  ----------
Net Asset Value, End of period                               $15.99      $15.42      $18.83      $27.83      $30.93      $27.83
                                                         ----------  ----------  ----------  ----------  ----------  ----------

Total return(c)                                                3.70%     (18.11)%    (29.63)%      4.32%      24.66%      14.26%
Net assets, end of period (in millions)                       $63.8       $65.2       $71.5       $86.8       $63.3       $25.0
Ratio of expenses to average net assets(d)                     1.93%       1.84%       1.71%       1.58%       1.60%       1.61%
Ratio of net investment income/(loss) to average net
assets(d)                                                     (0.66)%     (0.62)%     (0.59)%     (0.59)%     (0.51)%     (0.28)%
Portfolio turnover rate                                           4%         61%         21%         47%         57%         57%

If the adviser had not reimbursed expenses and the Fund
had not received credits for fees paid indirectly the
ratios would have been:
Ratio of expenses to average net assets(d)                     1.93%       1.84%       1.72%       1.63%       1.65%       1.66%
Ratio of net investment income/(loss) to average net
assets(d)                                                     (0.66)%     (0.62)%     (0.60)%     (0.64)%     (0.56)%     (0.33)%

Lutheran Brotherhood Fund - continued                                          Institutional Class Shares
-------------------------------------------------------------------------------------------------------------------------------
                                                         Six Months
                                                              Ended        Year        Year        Year        Year        Year
                                                            4/30/03       Ended       Ended       Ended       Ended       Ended
  For a share outstanding throughout each period (a)     (unaudited) 10/31/2002  10/31/2001  10/31/2000  10/31/1999  10/31/1998
-------------------------------------------------------------------------------------------------------------------------------
                                                         ----------  ----------  ----------  ----------  ----------  ----------
Net Asset Value, Beginning of Period                         $15.96      $19.38      $28.33      $31.24      $27.95      $26.98
                                                         ----------  ----------  ----------  ----------  ----------  ----------

Income from Investment Operations
Net investment income/(loss)                                   0.03        0.09        0.11        0.13        0.14        0.20
Net realized and unrealized gain/(loss) on investments(b)      0.67       (3.39)      (8.02)       1.52        6.43        3.57
                                                         ----------  ----------  ----------  ----------  ----------  ----------
Total from Investment Operations                               0.70       (3.30)      (7.91)       1.65        6.57        3.77
                                                         ----------  ----------  ----------  ----------  ----------  ----------

Less Distributions from
Net investment income                                         (0.07)      (0.12)      (0.03)      (0.12)      (0.15)      (0.18)
Net realized gains on investments                                --          --       (1.01)      (4.44)      (3.13)      (2.62)
                                                         ----------  ----------  ----------  ----------  ----------  ----------
Total Distributions                                           (0.07)      (0.12)      (1.04)      (4.56)      (3.28)      (2.80)
                                                         ----------  ----------  ----------  ----------  ----------  ----------
Net Asset Value, End of period                               $16.59      $15.96      $19.38      $28.33      $31.24      $27.95
                                                         ----------  ----------  ----------  ----------  ----------  ----------

Total return(c)                                                4.43%     (17.19)%    (28.83)%      5.36%      25.89%      15.41%
Net assets, end of period (in millions)                       $23.1       $40.4       $39.8       $51.9       $43.2       $28.7
Ratio of expenses to average net assets(d)                     0.60%       0.66%       0.62%       0.54%       0.60%       0.61%
Ratio of net investment income/(loss) to average net
assets(d)                                                      0.68%       0.55%       0.50%       0.44%       0.49%       0.72%
Portfolio turnover rate                                           4%         61%         21%         47%         57%         57%

If the adviser had not reimbursed expenses and the Fund
had not received credits for fees paid indirectly the
ratios would have been:
Ratio of expenses to average net assets(d)                     0.69%       0.66%       0.63%       0.59%       0.65%       0.66%
Ratio of net investment income/(loss) to average net
assets(d)                                                      0.59%       0.55%       0.49%       0.39%       0.44%       0.67%

Lutheran Brotherhood Value Fund                                              Class A Shares
-------------------------------------------------------------------------------------------------------
                                                         Six Months
                                                              Ended        Year        Year        Year
                                                            4/30/03       Ended       Ended       Ended
  For a share outstanding throughout each period (a)     (unaudited) 10/31/2002  10/31/2001  10/31/2000(e)
-------------------------------------------------------------------------------------------------------
                                                         ----------  ----------  ----------  ----------
Net Asset Value, Beginning of Period                         $10.67      $12.92      $15.77      $14.50
                                                         ----------  ----------  ----------  ----------

Income from Investment Operations
Net investment income/(loss)                                   0.03        0.06        0.06        0.02
Net realized and unrealized gain/(loss) on investments(b)      0.18       (2.26)      (2.87)       1.25
                                                         ----------  ----------  ----------  ----------
Total from Investment Operations                               0.21       (2.20)      (2.81)       1.27
                                                         ----------  ----------  ----------  ----------
Less Distributions from
                                                         ----------  ----------  ----------  ----------
Net investment income                                         (0.05)      (0.05)      (0.04)         --
                                                         ----------  ----------  ----------  ----------
Net Asset Value, End of period                               $10.83      $10.67      $12.92      $15.77
                                                         ----------  ----------  ----------  ----------
Total return(c)                                                2.08%     (17.22)%    (17.86)%      8.76%
Net assets, end of period (in millions)                       $23.4       $22.9       $20.6       $15.1
Ratio of expenses to average net assets(d)                     1.44%       1.37%       1.23%       1.30%
Ratio of net investment income/(loss) to average net
assets(d)                                                      0.57%       0.48%       0.44%       0.24%
Portfolio turnover rate                                          51%        109%         35%         26%

If the adviser had not reimbursed expenses and the Fund
had not received credits for fees paid indirectly the
ratios would have been:
Ratio of expenses to average net assets(d)                     2.19%       2.02%       1.85%       2.14%
Ratio of net investment income/(loss) to average net
assets(d)                                                     (0.18)%     (0.17)%     (0.18)%     (0.60)%

Lutheran Brotherhood Value Fund - continued                               Class B Shares
-------------------------------------------------------------------------------------------------------
                                                         Six Months
                                                              Ended        Year        Year        Year
                                                            4/30/03       Ended       Ended       Ended
  For a share outstanding throughout each period (a)     (unaudited) 10/31/2002  10/31/2001  10/31/2000(e)
-------------------------------------------------------------------------------------------------------
                                                         ----------  ----------  ----------  ----------
Net Asset Value, Beginning of Period                         $10.49      $12.76      $15.65      $14.50
                                                         ----------  ----------  ----------  ----------

Income from Investment Operations
Net investment income/(loss)                                  (0.01)         --       (0.01)      (0.05)
Net realized and unrealized gain/(loss) on investments(b)      0.18       (2.27)      (2.88)       1.20
                                                         ----------  ----------  ----------  ----------
Total from Investment Operations                               0.17       (2.27)      (2.89)       1.15
                                                         ----------  ----------  ----------  ----------
Less Distributions from
                                                         ----------  ----------  ----------  ----------
Net investment income                                            --          --          --          --
                                                         ----------  ----------  ----------  ----------
Net Asset Value, End of period                               $10.66      $10.49      $12.76      $15.65
                                                         ----------  ----------  ----------  ----------
Total return(c)                                                1.62%     (17.79)%    (18.47)%      7.93%
Net assets, end of period (in millions)                        $8.1        $7.0        $5.3        $3.7
Ratio of expenses to average net assets(d)                     2.17%       2.12%       1.98%       2.05%
Ratio of net investment income/(loss) to average net
assets(d)                                                     (0.16)%     (0.27)%     (0.31)%     (0.51)%
Portfolio turnover rate                                          51%        109%         35%         26%

If the adviser had not reimbursed expenses and the Fund
had not received credits for fees paid indirectly the
ratios would have been:
Ratio of expenses to average net assets(d)                     2.92%       2.77%       2.60%       2.89%
Ratio of net investment income/(loss) to average net
assets(d)                                                     (0.91)%     (0.92)%     (0.93)%     (1.35)%

Lutheran Brotherhood Value Fund - continued                          Institutional Class Shares
-------------------------------------------------------------------------------------------------------
                                                         Six Months
                                                              Ended        Year        Year        Year
                                                            4/30/03       Ended       Ended       Ended
 For a share outstanding throughout each period (a)      (unaudited) 10/31/2002  10/31/2001  10/31/2000(e)
-------------------------------------------------------------------------------------------------------
                                                         ----------  ----------  ----------  ----------
Net Asset Value, Beginning of Period                         $10.80      $13.06      $15.88      $14.50
                                                         ----------  ----------  ----------  ----------

Income from Investment Operations
Net investment income/(loss)                                   0.06        0.12        0.16        0.14
Net realized and unrealized gain/(loss) on investments(b)      0.22       (2.25)      (2.88)       1.24
                                                         ----------  ----------  ----------  ----------
Total from Investment Operations                               0.28       (2.13)      (2.72)       1.38
                                                         ----------  ----------  ----------  ----------
Less Distributions from
Net investment income                                         (0.14)      (0.13)      (0.10)         --
                                                         ----------  ----------  ----------  ----------
Net Asset Value, End of period                               $10.94      $10.80      $13.06      $15.88
                                                         ----------  ----------  ----------  ----------

Total return(c)                                                2.66%     (16.51)%    (17.19)%      9.45%
Net assets, end of period (in millions)                        $2.7        $4.1        $3.4        $3.8
Ratio of expenses to average net assets(d)                     0.32%       0.50%       0.49%       0.65%
Ratio of net investment income/(loss) to average net
assets(d)                                                      1.69%       1.35%       1.18%       0.89%
Portfolio turnover rate                                          51%        109%         35%         26%

If the adviser had not reimbursed expenses and the Fund
had not received credits for fees paid indirectly the
ratios would have been:
Ratio of expenses to average net assets(d)                     1.14%       1.15%       1.11%       1.49%
Ratio of net investment income/(loss) to average net
assets(d)                                                      0.87%       0.70%       0.56%       0.05%

(a)    All per share amounts have been rounded to the nearest cent.

(b)    The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.

(c)    Total investment return assumes dividend reinvestment and does not reflect any deduction for sales charges. Not annualized for periods less than one year.

(d)    Computed on an annualized basis for periods less than one year.

(e)    Since Fund inception, October 29, 1999.

The accompanying notes to the financial statements are an integral part of this schedule.

Lutheran Brotherhood High Yield Fund                                                    Class A Shares
-------------------------------------------------------------------------------------------------------------------------------
                                                         Six Months
                                                              Ended        Year        Year        Year        Year        Year
                                                            4/30/03       Ended       Ended       Ended       Ended       Ended
  For a share outstanding throughout each period (a)     (unaudited) 10/31/2002  10/31/2001  10/31/2000  10/31/1999  10/31/1998
-------------------------------------------------------------------------------------------------------------------------------
                                                         ----------  ----------  ----------  ----------  ----------  ----------
Net Asset Value, Beginning of Period                          $4.23       $5.22       $6.72       $7.87       $8.09       $9.58
                                                         ----------  ----------  ----------  ----------  ----------  ----------

Income from Investment Operations
Net investment income                                          0.22        0.53        0.69        0.84        0.82        0.86
Net realized and unrealized gain/(loss) on investments(b)      0.58       (1.00)      (1.42)      (1.19)      (0.20)      (1.32)
                                                         ----------  ----------  ----------  ----------  ----------  ----------
Total from Investment Operations                               0.80       (0.47)      (0.73)      (0.35)       0.62       (0.46)
                                                         ----------  ----------  ----------  ----------  ----------  ----------
Less Distributions from
Net investment income                                         (0.20)      (0.52)      (0.77)      (0.80)      (0.84)      (0.85)
Net realized gains on investments                                --          --          --          --          --       (0.18)
                                                         ----------  ----------  ----------  ----------  ----------  ----------
Total Distributions                                           (0.20)      (0.52)      (0.77)      (0.80)      (0.84)      (1.03)
                                                         ----------  ----------  ----------  ----------  ----------  ----------
Net Asset Value, End of period                                $4.83       $4.23       $5.22       $6.72       $7.87       $8.09
                                                         ----------  ----------  ----------  ----------  ----------  ----------

Total return(c)                                               19.19%      (9.91)%    (11.49)%     (5.21)%      7.69%      (5.55)%
Net assets, end of period (in millions)                      $544.7      $488.8      $607.9      $727.3      $823.2      $784.8
Ratio of expenses to average net assets(d)                     1.06%       1.03%       0.99%       0.87%       0.86%       0.84%
Ratio of net investment income to average net assets(d)        9.71%      10.49%      11.62%      10.88%       9.96%       9.32%
Portfolio turnover rate                                          46%         77%         65%         60%         55%         73%

If the adviser had not reimbursed expenses and the Fund
had not received credits for fees paid indirectly the
ratios would have been:
Ratio of expenses to average net assets(d)                     1.06%       1.03%       1.00%       0.92%       0.91%       0.89%
Ratio of net investment income to average net assets(d)        9.71%      10.49%      11.61%      10.83%       9.91%       9.27%

Lutheran Brotherhood High Yield Fund - continued                                       Class B Shares
-------------------------------------------------------------------------------------------------------------------------------
                                                         Six Months
                                                              Ended        Year        Year        Year        Year        Year
                                                            4/30/03       Ended       Ended       Ended       Ended       Ended
  For a share outstanding throughout each period (a)     (unaudited) 10/31/2002  10/31/2001  10/31/2000  10/31/1999  10/31/1998
-------------------------------------------------------------------------------------------------------------------------------
                                                         ----------  ----------  ----------  ----------  ----------  ----------
Net Asset Value, Beginning of Period                          $4.23       $5.22       $6.72       $7.86       $8.08       $9.58
                                                         ----------  ----------  ----------  ----------  ----------  ----------

Income from Investment Operations
Net investment income                                          0.20        0.50        0.65        0.78        0.77        0.79
Net realized and unrealized gain/(loss) on investments(b)      0.58       (1.01)      (1.43)      (1.18)      (0.21)      (1.31)
                                                         ----------  ----------  ----------  ----------  ----------  ----------
Total from Investment Operations                               0.78       (0.51)      (0.78)      (0.40)       0.56       (0.52)
                                                         ----------  ----------  ----------  ----------  ----------  ----------
Less Distributions from
Net investment income                                         (0.18)      (0.48)      (0.72)      (0.74)      (0.78)      (0.80)

Net realized gains on investments                                --          --          --          --          --       (0.18)
                                                         ----------  ----------  ----------  ----------  ----------  ----------
Total Distributions                                           (0.18)      (0.48)      (0.72)      (0.74)      (0.78)      (0.98)
                                                         ----------  ----------  ----------  ----------  ----------  ----------
Net Asset Value, End of period                                $4.83       $4.23       $5.22       $6.72       $7.86       $8.08
                                                         ----------  ----------  ----------  ----------  ----------  ----------

Total return(c)                                               18.75%     (10.58)%    (12.14)%     (5.79)%      6.92%      (6.24)%
Net assets, end of period (in millions)                       $36.8       $34.9       $37.8       $39.0       $34.4       $19.3
Ratio of expenses to average net assets(d)                     1.81%       1.78%       1.74%       1.62%       1.61%       1.59%
Ratio of net investment income to average net assets(d)        8.96%       9.74%      10.87%      10.13%       9.21%       8.57%
Portfolio turnover rate                                          46%         77%         65%         60%         55%         73%

If the adviser had not reimbursed expenses and the Fund
had not received credits for fees paid indirectly the
ratios would have been:
Ratio of expenses to average net assets(d)                     1.81%       1.78%       1.75%       1.67%       1.66%       1.64%
Ratio of net investment income to average net assets(d)        8.96%       9.74%      10.86%      10.08%       9.16%       8.52%

Lutheran Brotherhood High Yield Fund - continued                                Institutional Class Shares
-------------------------------------------------------------------------------------------------------------------------------
                                                         Six Months
                                                              Ended        Year        Year        Year        Year        Year
                                                            4/30/03       Ended       Ended       Ended       Ended       Ended
  For a share outstanding throughout each period (a)     (unaudited) 10/31/2002  10/31/2001  10/31/2000  10/31/1999  10/31/1998
-------------------------------------------------------------------------------------------------------------------------------
                                                         ----------  ----------  ----------  ----------  ----------  ----------
Net Asset Value, Beginning of Period                          $4.23       $5.22       $6.73       $7.87       $8.09       $9.58
                                                         ----------  ----------  ----------  ----------  ----------  ----------

Income from Investment Operations
Net investment income                                          0.22        0.55        0.72        0.87        0.85        0.88
Net realized and unrealized gain/(loss) on investments(b)      0.59       (1.01)      (1.45)      (1.19)      (0.21)      (1.31)
                                                         ----------  ----------  ----------  ----------  ----------  ----------
Total from Investment Operations                               0.81       (0.46)      (0.73)      (0.32)       0.64       (0.43)
                                                         ----------  ----------  ----------  ----------  ----------  ----------

Less Distributions from
Net investment income                                         (0.21)      (0.53)      (0.78)      (0.82)      (0.86)      (0.88)
Net realized gains on investments                                --          --          --          --          --       (0.18)
                                                         ----------  ----------  ----------  ----------  ----------  ----------
Total Distributions                                           (0.21)      (0.53)      (0.78)      (0.82)      (0.86)      (1.06)
                                                         ----------  ----------  ----------  ----------  ----------  ----------
Net Asset Value, End of period                                $4.83       $4.23       $5.22       $6.73       $7.87       $8.09
                                                         ----------  ----------  ----------  ----------  ----------  ----------

Total return(c)                                               19.44%      (9.60)%    (11.34)%     (4.81)%      7.96%      (5.33)%
Net assets, end of period (in millions)                        $8.9       $10.9       $12.5       $23.3       $53.0       $52.3
Ratio of expenses to average net assets(d)                     0.61%       0.69%       0.67%       0.59%       0.61%       0.59%
Ratio of net investment income to average net assets(d)       10.16%      10.83%      11.95%      11.16%      10.21%       9.57%
Portfolio turnover rate                                          46%         77%         65%         60%         55%         73%

If the adviser had not reimbursed expenses and the Fund
had not received credits for fees paid indirectly the
ratios would have been:
Ratio of expenses to average net assets(d)                     0.70%       0.69%       0.68%       0.64%       0.66%       0.64%
Ratio of net investment income to average net assets(d)       10.07%      10.83%      11.94%      11.11%      10.16%       9.52%

Lutheran Brotherhood Income Fund                                                     Class A Shares
-------------------------------------------------------------------------------------------------------------------------------
                                                         Six Months
                                                              Ended        Year        Year        Year        Year        Year
                                                            4/30/03       Ended       Ended       Ended       Ended       Ended
 For a share outstanding throughout each period (a)      (unaudited) 10/31/2002  10/31/2001  10/31/2000  10/31/1999  10/31/1998
-------------------------------------------------------------------------------------------------------------------------------
                                                         ----------  ----------  ----------  ----------  ----------  ----------
Net Asset Value, Beginning of Period                          $8.34       $8.71       $8.19       $8.22       $8.78       $8.61
                                                         ----------  ----------  ----------  ----------  ----------  ----------

Income from Investment Operations
Net investment income                                          0.36        0.41        0.48        0.53        0.51        0.54
Net realized and unrealized gain/(loss) on investments(b)      0.22       (0.38)       0.56       (0.05)      (0.58)       0.17
                                                         ----------  ----------  ----------  ----------  ----------  ----------
Total from Investment Operations                               0.58        0.03        1.04        0.48       (0.07)       0.71
                                                         ----------  ----------  ----------  ----------  ----------  ----------

Less Distributions from
                                                         ----------  ----------  ----------  ----------  ----------  ----------
Net investment income                                         (0.19)      (0.40)      (0.52)      (0.51)      (0.49)      (0.54)
                                                         ----------  ----------  ----------  ----------  ----------  ----------
Net Asset Value, End of period                                $8.73       $8.34       $8.71       $8.19       $8.22       $8.78
                                                         ----------  ----------  ----------  ----------  ----------  ----------

Total return(c)                                                7.00%       0.25%      13.25%       6.02%      (0.69)%      8.42%
Net assets, end of period (in millions)                      $637.2      $629.3      $657.3      $611.0      $679.5      $739.1
Ratio of expenses to average net assets(d)                     0.88%       0.84%       0.83%       0.83%       0.82%       0.80%
Ratio of net investment income to average net assets(d)        4.02%       4.87%       5.66%       6.41%       5.93%       6.16%
Portfolio turnover rate                                          74%        170%        175%        111%         72%         98%

If the adviser had not reimbursed expenses and the Fund
had not received credits for fees paid indirectly the
ratios would have been:
Ratio of expenses to average net assets(d)                     0.90%       0.89%       0.88%       0.88%       0.87%       0.85%
Ratio of net investment income to average net assets(d)        4.00%       4.82%       5.61%       6.36%       5.88%       6.11%

Lutheran Brotherhood Income Fund - continued                                         Class B Shares
-------------------------------------------------------------------------------------------------------------------------------
                                                         Six Months
                                                              Ended        Year        Year        Year        Year        Year
                                                            4/30/03       Ended       Ended       Ended       Ended       Ended
 For a share outstanding throughout each period (a)      (unaudited) 10/31/2002  10/31/2001  10/31/2000  10/31/1999  10/31/1998
-------------------------------------------------------------------------------------------------------------------------------
                                                         ----------  ----------  ----------  ----------  ----------  ----------
Net Asset Value, Beginning of Period                          $8.32       $8.70       $8.17       $8.20       $8.76       $8.61
                                                         ----------  ----------  ----------  ----------  ----------  ----------

Income from Investment Operations
Net investment income                                          0.34        0.35        0.42        0.46        0.45        0.48
Net realized and unrealized gain/(loss) on investments(b)      0.21       (0.40)       0.57       (0.05)      (0.58)       0.16
                                                         ----------  ----------  ----------  ----------  ----------  ----------
Total from Investment Operations                               0.55       (0.05)       0.99        0.41       (0.13)       0.64
                                                         ----------  ----------  ----------  ----------  ----------  ----------
Less Distributions from
Net investment income                                         (0.16)      (0.33)      (0.46)      (0.44)      (0.43)      (0.49)
                                                         ----------  ----------  ----------  ----------  ----------  ----------
Net Asset Value, End of period                                $8.71       $8.32       $8.70       $8.17       $8.20       $8.76
                                                         ----------  ----------  ----------  ----------  ----------  ----------
Total return(c)                                                6.61%      (0.49)%     12.45%       5.24%      (1.52)%      7.65%
Net assets, end of period (in millions)                       $33.0       $31.7       $25.3       $16.7       $14.7        $6.9
Ratio of expenses to average net assets(d)                     1.63%       1.59%       1.58%       1.58%       1.57%       1.55%
Ratio of net investment income to average net assets(d)        3.27%       4.12%       4.91%       5.66%       5.18%       5.41%
Portfolio turnover rate                                          74%        170%        175%        111%         72%         98%

If the adviser had not reimbursed expenses and the Fund
had not received credits for fees paid indirectly the
ratios would have been:
Ratio of expenses to average net assets(d)                     1.65%       1.64%       1.63%       1.63%       1.62%       1.60%
Ratio of net investment income to average net assets(d)        3.25%       4.07%       4.86%       5.61%       5.13%       5.36%

Lutheran Brotherhood Income Fund - continued                                 Institutional Class Shares
-------------------------------------------------------------------------------------------------------------------------------
                                                         Six Months
                                                              Ended        Year        Year        Year        Year        Year
                                                            4/30/03       Ended       Ended       Ended       Ended       Ended
 For a share outstanding throughout each period (a)      (unaudited) 10/31/2002  10/31/2001  10/31/2000  10/31/1999  10/31/1998
-------------------------------------------------------------------------------------------------------------------------------
                                                         ----------  ----------  ----------  ----------  ----------  ----------
Net Asset Value, Beginning of Period                          $8.34       $8.71       $8.19       $8.22       $8.77       $8.61
                                                         ----------  ----------  ----------  ----------  ----------  ----------

Income from Investment Operations
Net investment income                                          0.49        0.44        0.50        0.54        0.53        0.56
Net realized and unrealized gain/(loss) on investments(b)      0.09       (0.39)       0.57       (0.04)      (0.57)       0.16
                                                         ----------  ----------  ----------  ----------  ----------  ----------
Total from Investment Operations                               0.58        0.05        1.07        0.50       (0.04)       0.72
                                                         ----------  ----------  ----------  ----------  ----------  ----------
Less Distributions from
Net investment income                                         (0.20)      (0.42)      (0.55)      (0.53)      (0.51)      (0.56)
                                                         ----------  ----------  ----------  ----------  ----------  ----------
Net Asset Value, End of period                                $8.72       $8.34       $8.71       $8.19       $8.22       $8.77
                                                         ----------  ----------  ----------  ----------  ----------  ----------

Total return(c)                                                7.08%       0.65%      13.43%       6.33%      (0.44)%      8.69%
Net assets, end of period (in millions)                       $25.0       $40.1       $39.1       $38.3       $31.8       $26.6
Ratio of expenses to average net assets(d)                     0.49%       0.55%       0.56%       0.55%       0.57%       0.55%
Ratio of net investment income to average net assets(d)        4.40%       5.15%       5.94%       6.69%       6.18%       6.41%
Portfolio turnover rate                                          74%        170%        175%        111%         72%         98%

If the adviser had not reimbursed expenses and the Fund
had not received credits for fees paid indirectly the
ratios would have been:
Ratio of expenses to average net assets(d)                     0.60%       0.60%       0.61%       0.60%       0.62%       0.60%
Ratio of net investment income to average net assets(d)        4.29%       5.10%       5.89%       6.64%       6.13%       6.36%

(a)    All per share amounts have been rounded to the nearest cent.

(b)    The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.

(c)    Total investment return assumes dividend reinvestment and does not reflect any deduction for sales charges. Not annualized for periods less than one year.

(d)    Computed on an annualized basis for periods less than one year.

The accompanying notes to the financial statements are an integral part of this schedule.

Lutheran Brotherhood Municipal Bond Fund                                               Class A Shares
-------------------------------------------------------------------------------------------------------------------------------
                                                         Six Months
                                                              Ended        Year        Year        Year        Year        Year
                                                            4/30/03       Ended       Ended       Ended       Ended       Ended
  For a share outstanding throughout each period (a)     (unaudited) 10/31/2002  10/31/2001  10/31/2000  10/31/1999  10/31/1998
-------------------------------------------------------------------------------------------------------------------------------
                                                         ----------  ----------  ----------  ----------  ----------  ----------
Net Asset Value, Beginning of Period                          $9.15       $9.13       $8.66       $8.44       $9.11       $8.85
                                                         ----------  ----------  ----------  ----------  ----------  ----------

Income from Investment Operations
Net investment income                                          0.21        0.42        0.43        0.44        0.43        0.41
Net realized and unrealized gain/(loss) on investments(b)      0.09        0.01        0.48        0.22       (0.66)       0.29
                                                         ----------  ----------  ----------  ----------  ----------  ----------
Total from Investment Operations                               0.30        0.43        0.91        0.66       (0.23)       0.70
                                                         ----------  ----------  ----------  ----------  ----------  ----------

Less Distributions from
Net investment income                                          -0.23       -0.41       -0.44      (0.44)      (0.44)      (0.44)
Net realized gains on investments                             (0.01)         --          --          --          --          --
                                                         ----------  ----------  ----------  ----------  ----------  ----------
Total Distributions                                           (0.24)      (0.41)      (0.44)      (0.44)      (0.44)      (0.44)
                                                         ----------  ----------  ----------  ----------  ----------  ----------
Net Asset Value, End of period                                $9.21       $9.15       $9.13       $8.66       $8.44       $9.11
                                                         ----------  ----------  ----------  ----------  ----------  ----------

Total return(c)                                                3.32%       4.91%      10.78%       8.09%      (2.62)%      8.12%
Net assets, end of period (in millions)                      $662.2      $645.4      $609.5      $559.4      $570.6      $605.0
Ratio of expenses to average net assets(d)                     0.73%       0.73%       0.72%       0.69%       0.70%       0.69%
Ratio of net investment income to average net assets(d)        4.60%       4.69%       4.90%       5.18%       4.88%       4.88%
Portfolio turnover rate                                           1%         13%          5%         12%         20%          4%

If the adviser had not reimbursed expenses and the Fund
had not received credits for fees paid indirectly the
ratios would have been:
Ratio of expenses to average net assets(d)                     0.73%       0.73%       0.73%       0.74%       0.75%       0.74%
Ratio of net investment income to average net assets(d)        4.60%       4.69%       4.89%       5.13%       4.83%       4.83%

Lutheran Brotherhood Municipal Bond Fund - continued                                Class B Shares
---------------------------------------------------------------------------------------------------------------------------
                                                         Six Months
                                                              Ended        Year        Year        Year        Year        Year
                                                            4/30/03       Ended       Ended       Ended       Ended       Ended
  For a share outstanding throughout each period (a)     (unaudited) 10/31/2002  10/31/2001  10/31/2000  10/31/1999  10/31/1998
-------------------------------------------------------------------------------------------------------------------------------
                                                         ----------  ----------  ----------  ----------  ----------  ----------
Net Asset Value, Beginning of Period                          $9.13       $9.11       $8.64       $8.41       $9.09       $8.85
                                                         ----------  ----------  ----------  ----------  ----------  ----------

Income from Investment Operations
Net investment income                                          0.17        0.36        0.38        0.38        0.37        0.39
Net realized and unrealized gain/(loss) on investments(b)      0.09        0.01        0.47        0.23       (0.67)       0.24
                                                         ----------  ----------  ----------  ----------  ----------  ----------
Total from Investment Operations                               0.26        0.37        0.85        0.61       (0.30)       0.63
                                                         ----------  ----------  ----------  ----------  ----------  ----------

Less Distributions from
Net investment income                                         (0.20)      (0.35)      (0.38)      (0.38)      (0.38)      (0.39)
Net realized gains on investments                             (0.01)         --          --          --          --          --
                                                         ----------  ----------  ----------  ----------  ----------  ----------
Total Distributions                                           (0.21)      (0.35)      (0.38)      (0.38)      (0.38)      (0.39)
                                                         ----------  ----------  ----------  ----------  ----------  ----------
Net Asset Value, End of period                                $9.18       $9.13       $9.11       $8.64       $8.41       $9.09
                                                         ----------  ----------  ----------  ----------  ----------  ----------

Total return(c)                                                2.83%       4.15%       9.99%       7.44%      (3.44)%      7.23%
Net assets, end of period (in millions)                       $24.2       $22.3       $15.3        $9.7        $8.4        $4.0
Ratio of expenses to average net assets(d)                     1.48%       1.48%       1.47%       1.44%       1.45%       1.44%
Ratio of net investment income to average net assets(d)        3.85%       3.94%       4.15%       4.43%       4.13%       4.13%
Portfolio turnover rate                                           1%         13%          5%         12%         20%         14%

If the adviser had not reimbursed expenses and the Fund
had not received credits for fees paid indirectly the
ratios would have been:
Ratio of expenses to average net assets(d)                     1.48%       1.48%       1.48%       1.49%       1.50%       1.49%
Ratio of net investment income to average net assets(d)        3.85%       3.94%       4.14%       4.38%       4.08%       4.08%

Lutheran Brotherhood Municipal Bond Fund - continued                               Institutional Class Shares
-------------------------------------------------------------------------------------------------------------------------------
                                                         Six Months
                                                              Ended        Year        Year        Year        Year        Year
                                                            4/30/03       Ended       Ended       Ended       Ended       Ended
  For a share outstanding throughout each period (a)     (unaudited) 10/31/2002  10/31/2001  10/31/2000  10/31/1999  10/31/1998
-------------------------------------------------------------------------------------------------------------------------------
                                                         ----------  ----------  ----------  ----------  ----------  ----------
Net Asset Value, Beginning of Period                          $9.15       $9.13       $8.66       $8.43       $9.11       $8.85
                                                         ----------  ----------  ----------  ----------  ----------  ----------

Income from Investment Operations
Net investment income                                          0.23        0.44        0.44        0.45        0.46        0.46
Net realized and unrealized gain/(loss) on investments(b)      0.07        0.01        0.49        0.24       (0.68)       0.26
                                                         ----------  ----------  ----------  ----------  ----------  ----------
Total from Investment Operations                               0.30        0.45        0.93        0.69       (0.22)       0.72
                                                         ----------  ----------  ----------  ----------  ----------  ----------

Less Distributions from
Net investment income                                         (0.24)      (0.43)      (0.46)      (0.46)      (0.46)      (0.46)
Net realized gains on investments                             (0.01)         --
                                                         ----------  ----------  ----------  ----------  ----------  ----------
Total Distributions                                           (0.25)      (0.43)      (0.46)      (0.46)      (0.46)      (0.46)
                                                         ----------  ----------  ----------  ----------  ----------  ----------
Net Asset Value, End of period                                $9.20       $9.15       $9.13       $8.66       $8.43       $9.11
                                                         ----------  ----------  ----------  ----------  ----------  ----------

Total return(c)                                                3.34%       5.08%      10.95%       8.42%      (2.49)%      8.39%
Net assets, end of period (in millions)                        $2.6        $3.2        $2.6        $3.2        $4.3        $4.0
Ratio of expenses to average net assets(d)                     0.48%       0.57%       0.56%       0.52%       0.45%       0.44%
Ratio of net investment income to average net assets(d)        4.85%       4.85%       5.05%       5.35%       5.13%       5.13%
Portfolio turnover rate                                           1%         13%          5%         12%         20%         14%

If the adviser had not reimbursed expenses and the Fund
had not received credits for fees paid indirectly the
ratios would have been:
Ratio of expenses to average net assets(d)                     0.57%       0.57%       0.57%       0.57%       0.50%       0.49%
Ratio of net investment income to average net assets(d)        4.76%       4.85%       5.04%       5.30%       5.08%       5.08%

Lutheran Brotherhood Limited Maturity Bond Fund                              Class A Shares
-------------------------------------------------------------------------------------------------------
                                                         Six Months
                                                              Ended        Year        Year        Year
                                                            4/30/03       Ended       Ended       Ended
  For a share outstanding throughout each period (a)     (unaudited) 10/31/2002  10/31/2001  10/31/2000(e)
-------------------------------------------------------------------------------------------------------
                                                         ----------  ----------  ----------  ----------
Net Asset Value, Beginning of Period                         $12.75      $13.14      $12.41      $12.50
                                                         ----------  ----------  ----------  ----------

Income from Investment Operations
Net investment income                                          0.19        0.46        0.65        0.72
Net realized and unrealized gain/(loss) on investments(b)      0.31       (0.14)       0.78       (0.09)
                                                         ----------  ----------  ----------  ----------
Total from Investment Operations                               0.50        0.32        1.43        0.63
                                                         ----------  ----------  ----------  ----------

Less Distributions from
Net investment income                                         (0.19)      (0.46)      (0.65)      (0.72)
Net realized gains on investments                                --       (0.25)      (0.05)         --
                                                         ----------  ----------  ----------  ----------
Total Distributions                                           (0.19)      (0.71)      (0.70)      (0.72)
                                                         ----------  ----------  ----------  ----------
Net Asset Value, End of period                               $13.06      $12.75      $13.14      $12.41
                                                         ----------  ----------  ----------  ----------

Total return(c)                                                3.92%       2.51%      11.89%       5.20%
Net assets, end of period (in millions)                       $84.1       $73.9       $39.1       $16.6
Ratio of expenses to average net assets(d)                     0.75%       0.75%       0.81%       0.95%
Ratio of net investment income to average net assets(d)        2.94%       3.56%       5.02%       5.84%
Portfolio turnover rate                                          97%        288%        290%        229%

If the adviser had not reimbursed expenses and the Fund
had not received credits for fees paid indirectly the
ratios would have been:
Ratio of expenses to average net assets(d)                     0.98%       1.05%       1.08%       1.10%
Ratio of net investment income to average net assets(d)        2.71%       3.26%       4.75%       5.69%

Lutheran Brotherhood Limited Maturity Bond Fund - continued             Class B Shares
-------------------------------------------------------------------------------------------------------
                                                         Six Months
                                                              Ended        Year        Year        Year
                                                            4/30/03       Ended       Ended       Ended
  For a share outstanding throughout each period (a)     (unaudited) 10/31/2002  10/31/2001  10/31/2000(e)
-------------------------------------------------------------------------------------------------------
                                                         ----------  ----------  ----------  ----------
Net Asset Value, Beginning of Period                         $12.75      $13.14      $12.41      $12.50
                                                         ----------  ----------  ----------  ----------

Income from Investment Operations
Net investment income                                          0.18        0.46        0.65        0.72
Net realized and unrealized gain/(loss) on investments(b)      0.31       (0.14)       0.78       (0.09)
                                                         ----------  ----------  ----------  ----------
Total from Investment Operations                               0.49        0.32        1.43        0.63
                                                         ----------  ----------  ----------  ----------

Less Distributions from
Net investment income                                         (0.18)      (0.46)      (0.65)      (0.72)
Net realized gains on investments                                --       (0.25)      (0.05)         --
                                                         ----------  ----------  ----------  ----------
Total Distributions                                           (0.18)      (0.71)      (0.70)      (0.72)
                                                         ----------  ----------  ----------  ----------
Net Asset Value, End of period                               $13.06      $12.75      $13.14      $12.41
                                                         ----------  ----------  ----------  ----------

Total return(c)                                                3.86%       2.51%      11.89%       5.20%
Net assets, end of period (in millions)                        $6.1        $5.8        $5.4        $5.0
Ratio of expenses to average net assets(d)                     0.89%       0.75%       0.81%       0.95%
Ratio of net investment income to average net assets(d)        2.80%       3.56%       5.02%       5.84%
Portfolio turnover rate                                          97%        288%        290%        229%

If the adviser had not reimbursed expenses and the Fund
had not received credits for fees paid indirectly the
ratios would have been:
Ratio of expenses to average net assets(d)                     0.99%       1.05%       1.08%       1.10%
Ratio of net investment income to average net assets(d)        2.70%       3.26%       4.75%       5.69%

Lutheran Brotherhood Limited Maturity Bond Fund - continued             Institutional Class Shares
-----------------------------------------------------------------------------------------------------------
                                                             Six Months
                                                                  Ended        Year        Year        Year
                                                                4/30/03       Ended       Ended       Ended
  For a share outstanding throughout each period (a)         (unaudited) 10/31/2002  10/31/2001  10/31/2000(e)
-----------------------------------------------------------------------------------------------------------
                                                             ----------  ----------  ----------  ----------
Net Asset Value, Beginning of Period                             $12.74      $13.14      $12.41      $12.50
                                                             ----------  ----------  ----------  ----------

Income from Investment Operations
Net investment income                                              0.21        0.50        0.69        0.74
Net realized and unrealized gain/(loss) on investments(b)          0.32       (0.15)       0.78       (0.09)
                                                             ----------  ----------  ----------  ----------
Total from Investment Operations                                   0.53        0.35        1.47        0.65
                                                             ----------  ----------  ----------  ----------

Less Distributions from
Net investment income                                             (0.21)      (0.50)      (0.69)      (0.74)
Net realized gains on investments                                    --       (0.25)      (0.05)         --
                                                             ----------  ----------  ----------  ----------
Total Distributions                                               (0.21)      (0.75)      (0.74)      (0.74)
                                                             ----------  ----------  ----------  ----------
Net Asset Value, End of period                                   $13.06      $12.74      $13.14      $12.41
                                                             ----------  ----------  ----------  ----------

Total return(c)                                                    4.16%       2.77%      12.22%       5.43%
Net assets, end of period (in millions)                           $13.6       $14.0       $11.5       $10.6
Ratio of expenses to average net assets(d)                         0.45%       0.42%       0.51%       0.73%
Ratio of net investment income to average net assets(d)            3.24%       3.89%       5.32%       6.06%
Portfolio turnover rate                                              97%        288%        290%        229%

If the adviser had not reimbursed expenses and the Fund
had not received credits for fees paid indirectly the
ratios would have been:
Ratio of expenses to average net assets(d)                         0.65%       0.72%       0.78%       0.88%
Ratio of net investment income to average net assets(d)            3.04%       3.59%       5.05%       5.91%

(a)    All per share amounts have been rounded to the nearest cent.

(b)    The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.

(c)    Total investment return assumes dividend reinvestment and does not reflect any deduction for sales charges. Not annualized for periods less than one year.

(d)    Computed on an annualized basis for periods less than one year.

(e)    Since Fund inception, October 29, 1999

The accompanying notes to the financial statements are an integral part of this schedule.

The Lutheran Brotherhood Family of Funds
Financial Highlights - continued

Lutheran Brotherhood Money Market Fund                                                 Class A Shares
-------------------------------------------------------------------------------------------------------------------------------
                                                         Six Months
                                                              Ended        Year        Year        Year        Year        Year
                                                            4/30/03       Ended       Ended       Ended       Ended       Ended
For a share outstanding throughout each period (a)       (unaudited) 10/31/2002  10/31/2001  10/31/2000  10/31/1999  10/31/1998
-------------------------------------------------------------------------------------------------------------------------------
                                                         ----------  ----------  ----------  ----------  ----------  ----------
Net Asset Value, Beginning of Period                          $1.00       $1.00       $1.00       $1.00       $1.00       $1.00
                                                         ----------  ----------  ----------  ----------  ----------  ----------

Income from Investment Operations
                                                         ----------  ----------  ----------  ----------  ----------  ----------
Net investment income                                          0.00        0.01        0.05        0.05        0.04        0.04
                                                         ----------  ----------  ----------  ----------  ----------  ----------
Less Distributions from
                                                         ----------  ----------  ----------  ----------  ----------  ----------
Net investment income                                          0.00       (0.01)      (0.05)      (0.05)      (0.04)      (0.04)
                                                         ----------  ----------  ----------  ----------  ----------  ----------
Net Asset Value, End of period                                $1.00       $1.00       $1.00       $1.00       $1.00       $1.00
                                                         ----------  ----------  ----------  ----------  ----------  ----------

Total return (b,c)                                             0.27%       1.06%       4.13%       5.44%       4.27%       4.82%
Net assets, end of period (in millions)                      $566.5      $623.9      $713.4      $634.7      $580.1      $493.2
Ratio of expenses to average net assets(c)                     0.92%       0.95%       0.95%       0.95%       0.95%       0.95%
Ratio of net investment income to average net assets(c)        0.55%       1.06%       4.02%       5.31%       4.19%       4.72%
Portfolio turnover rate                                         N/A         N/A         N/A         N/A         N/A         N/A

If the adviser had not reimbursed expenses and the Fund
had not received credits for fees paid indirectly the
ratios would have been:
Ratio of expenses to average net assets(c)                     1.01%       0.99%       0.99%       0.99%       1.00%       1.04%
Ratio of net investment income to average net assets(c)        0.46%       1.02%       3.98%       5.27%       4.14%       4.63%

Lutheran Brotherhood Money Market Fund - continued                                     Class B Shares
-------------------------------------------------------------------------------------------------------------------------------
                                                         Six Months
                                                              Ended        Year        Year        Year        Year        Year
                                                            4/30/03       Ended       Ended       Ended       Ended       Ended
  For a share outstanding throughout each period (a)     (unaudited) 10/31/2002  10/31/2001  10/31/2000  10/31/1999  10/31/1998
-------------------------------------------------------------------------------------------------------------------------------
                                                         ----------  ----------  ----------  ----------  ----------  ----------
Net Asset Value, Beginning of Period                          $1.00       $1.00       $1.00       $1.00       $1.00       $1.00
                                                         ----------  ----------  ----------  ----------  ----------  ----------

Income from Investment Operations
                                                         ----------  ----------  ----------  ----------  ----------  ----------
Net investment income                                            --        0.01        0.05        0.05        0.04        0.04
                                                         ----------  ----------  ----------  ----------  ----------  ----------
Less Distributions from
Net investment income                                            --       (0.01)      (0.05)      (0.05)      (0.04)      (0.04)
                                                         ----------  ----------  ----------  ----------  ----------  ----------
Net Asset Value, End of period                                $1.00       $1.00       $1.00       $1.00       $1.00       $1.00
                                                         ----------  ----------  ----------  ----------  ----------  ----------

Total return (b,c)                                             0.27%       1.06%       4.13%       5.44%       4.27%       4.82%
Net assets, end of period (in millions)                        $1.4        $1.4        $1.0        $0.3        $0.3        $0.1
Ratio of expenses to average net assets(c)                     0.89%       0.95%       0.95%       0.95%       0.95%       0.95%
Ratio of net investment income to average net assets(c)        0.57%       1.06%       4.02%       5.31%       4.19%       4.72%
Portfolio turnover rate                                         N/A         N/A         N/A         N/A         N/A         N/A

If the adviser had not reimbursed expenses and the Fund
had not received credits for fees paid indirectly the
ratios would have been:
Ratio of expenses to average net assets(c)                     0.98%       0.99%       0.99%       0.99%       1.00%       1.04%
Ratio of net investment income to average net assets(c)        0.48%       1.02%       3.98%       5.27%       4.14%       4.63%

Lutheran Brotherhood Money Market Fund - continued                                Institutional Class Shares
-------------------------------------------------------------------------------------------------------------------------------
                                                         Six Months
                                                              Ended        Year        Year        Year        Year        Year
                                                            4/30/03       Ended       Ended       Ended       Ended       Ended
 For a share outstanding throughout each period (a)      (unaudited) 10/31/2002  10/31/2001  10/31/2000  10/31/1999  10/31/1998
-------------------------------------------------------------------------------------------------------------------------------
                                                         ----------  ----------  ----------  ----------  ----------  ----------
Net Asset Value, Beginning of Period                          $1.00       $1.00       $1.00       $1.00       $1.00       $1.00
                                                         ----------  ----------  ----------  ----------  ----------  ----------

Income from Investment Operations
                                                         ----------  ----------  ----------  ----------  ----------  ----------
Net investment income                                            --        0.01        0.05        0.06        0.04        0.05
                                                         ----------  ----------  ----------  ----------  ----------  ----------
Less Distributions from
Net investment income                                            --       (0.01)      (0.05)      (0.06)      (0.04)      (0.05)
                                                         ----------  ----------  ----------  ----------  ----------  ----------
Net Asset Value, End of period                                $1.00       $1.00       $1.00       $1.00       $1.00       $1.00
                                                         ----------  ----------  ----------  ----------  ----------  ----------

Total return (b,c)                                             0.49%       1.46%       4.53%       5.86%       4.53%       5.08%
Net assets, end of period (in millions)                       $33.4       $34.2       $37.6       $42.1       $51.1       $47.3
Ratio of expenses to average net assets(c)                     0.46%       0.55%       0.56%       0.55%       0.70%       0.70%
Ratio of net investment income to average net assets(c)        1.00%       1.46%       4.41%       5.71%       4.44%       4.97%
Portfolio turnover rate                                         N/A         N/A         N/A         N/A         N/A         N/A

If the adviser had not reimbursed expenses and the Fund
had not received credits for fees paid indirectly the
ratios would have been:
Ratio of expenses to average net assets(c)                     0.58%       0.59%       0.60%       0.60%       0.75%       0.79%
Ratio of net investment income to average net assets(c)        0.88%       1.42%       4.37%       5.66%       4.39%       4.88%

(a)    All per share amounts have been rounded to the nearest cent.

(b)    Total investment return assumes dividend reinvestment.

(c)    Computed on an annualized basis for periods less than one year.

The accompanying notes to the financial statements are an integral part of this schedule.

This page is intentionally left blank.

The Lutheran Brotherhood Family of Funds

Supplement to Prospectus March 1, 2003

  The second and third sentences under the heading "Principal Strategies" with respect to the LB Mid Cap Growth Fund on Page 4 of the Prospectus are deleted and replaced with the following sentence:

  Under normal market conditions, the LB Mid Cap Growth Fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in companies with market capitalizations similar to those companies included in widely known mid cap indices such as the Russell Mid Cap Growth Index and the S&P Mid Cap 400/Barra Growth Index at the time of the Fund's investment.

  The first paragraph under the heading "Principal Strategies" with respect to the LB Municipal Bond Fund on Page 18 of the Prospectus is deleted and replaced with the following paragraph:

  The LB Municipal Bond Fund tries to provide you with high current income which is exempt from federal income taxation by investing in municipal bonds, which are debt obligations issued by states, territories, and possessions of the United States and their political subdivisions or agencies. The Fund has a fundamental policy to invest, under normal market conditions, at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in municipal bonds. The Fund may count securities that generate income subject to the alternative minimum tax toward the 80% investment requirement.

  The paragraph under the heading "Portfolio Managers - LB Value Fund" on Page 24 of the Prospectus is deleted and replaced with the following paragraph:

The LB Value Fund is managed by a team of investment professionals from Thrivent Investment Mgt.

  The "Shareholder Information" section of the Class A and Class B shares prospectus is amended to provide as follows with respect to ways to reduce or eliminate the sales charges:

  If you redeem a Class B share account which is below $500 and instruct that the proceeds should be used to purchase additional shares of an existing Class A Account in order to meet the required minimum amount for the Fund, the proceeds from the redemption of your Class B Account will not be subject to a contingent deferred sales charge or an initial sales charge for the purchase of Class A shares.

The date of this Supplement is June 3, 2003.

Please include this Supplement with your Prospectus.

[Back cover page]

[GRAPHIC OMITTED: THRIVENT INVESTMENT MANAGEMENT TRADEMARK LOGO]

We're Listening to You!

In response to shareholder concerns regarding multiple mailings, we are sending one shareholder report for The AAL Mutual Funds to each household. This consolidation helps reduce printing and postage costs, thereby saving shareholders' money. If you wish to receive an additional copy of this report, call us toll free at (800)-847-4836.

[GRAPHIC OMITTED: THRIVENT INVESTMENT MANAGEMENT TRADEMARK LOGO]

Item 2. Code of Ethics
Not applicable.

Item 3. Audit Committee Financial Expert
Not applicable.

Item 4. Principal Accountant Fees and Services
Not applicable.

Item 5. Audit Committee of Listed Registrants
Not applicable.

Item 6. Reserved.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies
Not applicable.

Item 8. Reserved

Item 9. Controls and Procedures

(a)(i)   The registrant's President and Treasurer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act) provide reasonable assurances that material information relating to the registrant is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii)   There were no significant changes in registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of the evaluation referenced in (a)(i) above.

Item 10. Exhibits
(a)   Not applicable.

(b)   Certifications pursuant to Rule 30a-2 under the Investment Company Act of 1940 and 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date:  June 27, 2003                                                               THE LUTHERAN BROTHERHOOD
                                                                                   FAMILY OF FUNDS

                                                                                   By: /s/ Pamela J. Moret
                                                                                       ----------------------------
                                                                                       Pamela J. Moret
                                                                                       President

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date:  June 27, 2003                                                               By:  /s/ Pamela J. Moret
                                                                                       ----------------------------
                                                                                        Pamela J. Moret
                                                                                        President

Date:  June 27, 2003                                                               By:  /s/ Charles D. Gariboldi
                                                                                       ----------------------------
                                                                                        Charles D. Gariboldi
                                                                                        Treasurer

CERTIFICATION BY PRESIDENT

I, Pamela J. Moret, certify that:

  I have reviewed this report on Form N-CSR of The Lutheran Brotherhood Family of Funds;

  Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

  Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;

  The registrant's other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940) for the registrant and have:

    designed such disclosure controls and procedures to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

    evaluated the effectiveness of the registrant's disclosure controls and procedures as of a date within 90 days prior to the filing date of this report (the "Evaluation Date"); and

    presented in this report our conclusions about the effectiveness of the disclosure controls and procedures based on our evaluation as of the Evaluation Date.

  The registrant's other certifying officers and I have disclosed, based on our most recent evaluation, to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):

    all significant deficiencies in the design or operation of internal controls which could adversely affect the registrant's ability to record, process, summarize, and report financial data and have identified for the registrant's auditors any material weaknesses in internal controls; and

    any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal controls; and

  The registrant's other certifying officers and I have indicated in this report whether or not there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.
Date:  June 27, 2003                                                               By:  /s/ Pamela J. Moret
                                                                                       ----------------------------
                                                                                        Pamela J. Moret
                                                                                        President

CERTIFICATION BY TREASURER

I, Charles D. Gariboldi, certify that:

  I have reviewed this report on Form N-CSR of The Lutheran Brotherhood Family of Funds;

  Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

  Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;

  The registrant's other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940) for the registrant and have:

    designed such disclosure controls and procedures to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

    evaluated the effectiveness of the registrant's disclosure controls and procedures as of a date within 90 days prior to the filing date of this report (the "Evaluation Date"); and

    presented in this report our conclusions about the effectiveness of the disclosure controls and procedures based on our evaluation as of the Evaluation Date.

  The registrant's other certifying officers and I have disclosed, based on our most recent evaluation, to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):

    all significant deficiencies in the design or operation of internal controls which could adversely affect the registrant's ability to record, process, summarize, and report financial data and have identified for the registrant's auditors any material weaknesses in internal controls; and

    any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal controls; and

  The registrant's other certifying officers and I have indicated in this report whether or not there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Date:  June 27, 2003                                                               By:  /s/ Charles D. Gariboldi
                                                                                       ----------------------------
                                                                                        Charles D. Gariboldi
                                                                                        Treasurer

CERTIFICATION UNDER SECTION 906 OF SARBANES-OXLEY ACT OF 2002

Name of Registrant: The Lutheran Brotherhood Family of Funds

In connection with the Report on Form N-CSR for the above-named issuer, the undersigned hereby certify, to the best of her or his knowledge, that:

  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Issuer.
Date:  June 27, 2003                                                               By: /s/ Pamela J. Moret
                                                                                       ----------------------------
                                                                                       Pamela J. Moret
                                                                                       President

Date:  June 27, 2003                                                               By:  /s/ Charles D. Gariboldi
                                                                                       ----------------------------
                                                                                        Charles D. Gariboldi
                                                                                        Treasurer